UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2010 Annual Reports transmitted to shareholders.

SEMI-ANNUAL REPORT

JUNE 30, 2010

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2010	William Blair Funds 1

PERFORMANCE AS OF JUNE 30, 2010—CLASS N SHARES (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund							«««« Among 1,545 large growth funds
Class N	(8.09)	8.47	(5.81)	2.30	(1.83)	3/20/1946
Morningstar Large Growth	(8.24)	12.41	(8.11)	(0.18)	(3.37)
Russell 3000® Growth	(7.25)	13.95	(6.97)	0.44	(4.89)
Standard & Poor’s 500	(6.65)	14.43	(9.81)	(0.79)	(1.59)

Large Cap Growth Fund							««« Among 1,545 large growth funds
Class N	(8.44)	9.09	(8.16)	(1.65)	(5.68)	12/27/1999
Morningstar Large Growth	(8.24)	12.41	(8.11)	(0.18)	(3.37)
Russell 1000® Growth	(7.65)	13.62	(6.91)	0.38	(5.14)

Small Cap Growth Fund							«««« Among 666 small growth funds
Class N	(3.65)	17.44	(7.96)	0.47	6.76	12/27/1999
Morningstar Small Growth	(2.45)	19.07	(8.73)	0.33	(0.31)
Russell 2000® Growth	(2.31)	17.96	(7.54)	1.14	(1.72)
Russell 2000®	(1.95)	21.48	(8.60)	0.37	3.00
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund							«««« Among 694 mid-cap growth funds
Class N	(2.58)	16.49	(4.23)	—	0.83	2/1/2006
Morningstar Mid-Cap Growth	(3.53)	19.58	(7.94)	—	—
Russell MidCap® Growth	(3.31)	21.30	(7.53)	—	(1.99)

Small-Mid Cap Growth Fund							«««« Among 694 mid-cap growth funds
Class N	(3.07)	16.86	(4.87)	3.55	4.55	12/29/2003
Morningstar Mid-Cap Growth	(3.53)	19.58	(7.94)	1.13	—
Russell 2500™ Growth	(1.82)	21.44	(7.10)	1.81	3.28

Global Growth Fund							Not rated.
Class N	(5.74)	13.86	—	—	(14.15)	10/15/2007
Morningstar World Stock	(8.42)	12.13	—	—	—
MSCI All Country World IMI (net)	(8.65)	13.07	—	—	(12.92)

International Growth Fund							«««« Among 215 foreign large growth funds
Class N	(4.20)	16.42	(11.75)	2.51	2.47	10/1/1992
Morningstar Foreign Large Growth	(9.44)	11.03	(10.92)	2.53	(0.23)
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	2.23

International Equity Fund							«« Among 215 foreign large growth funds
Class N	(9.21)	9.45	(12.77)	0.01	1.89	5/24/2004
Morningstar Foreign Large Growth	(9.44)	11.03	(10.92)	2.53	—
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	6.49

International Small Cap Growth Fund							««« Among 112 foreign small/mid growth funds
Class N	(2.31)	23.00	(9.91)	—	2.51	11/1/2005
Morningstar Foreign Small/Mid Growth	(6.76)	16.12	(12.27)	—	—
MSCI All Country World Small Cap Ex-U.S. (net)	(5.32)	19.98	(9.68)	—	3.76

Emerging Markets Growth Fund							«« Among 269 diversified emerging markets funds
Class N	(4.27)	25.02	(9.01)	10.95	11.36	6/6/2005
Morningstar Diversified Emerging Markets	(6.28)	21.84	(5.33)	10.64	—
MSCI Emerging Markets IMI (net)	(5.68)	24.57	(2.17)	12.98	13.20

Please see the next page for important disclosure information.

2 Semi-Annual Report	June 30, 2010

PERFORMANCE AS OF JUNE 30, 2010—CLASS N SHARES—CONTINUED (unaudited)

	Year to Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Small Cap Value Fund							«««« Among 321 small value funds
Class N	0.38	27.49	(5.88)	2.65	6.57	12/23/1996
Morningstar Small Value	(0.70)	25.88	(8.66)	0.36	8.13
Russell 2000® Value	(1.64)	25.07	(9.85)	(0.51)	7.48
Russell 2000®	(1.95)	21.48	(8.60)	0.37	3.00

Mid Cap Value Fund
Class N	—	—	—	—	(13.20)	5/3/2010	Not rated.
Russell Midcap® Value	—	—	—	—	(13.47)

Bond Fund							«««« Among 1,011 intermediate-term bond funds
Class N	5.27	11.42	7.53	—	6.73	5/1/2007
Morningstar Intermediate-Term Bond	5.21	13.11	6.03	—	—
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	7.55	—	6.77

Income Fund							««« Among 398 short-term bond funds
Class N	3.94	8.69	3.88	3.34	4.57	10/1/1990
Morningstar Short-term Bond	2.46	7.12	3.65	3.51	4.13
Barclays Capital Intermediate Govt./Credit Bond Index	4.56	8.29	6.97	5.26	6.06

Low Duration Fund							Not rated.
Class N	1.43	—	—	—	0.82	12/1/2009
Merrill Lynch 1-Year U.S. Treasury Note Index	0.51	—	—	—	0.36

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the Advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load. The Emerging Leaders Class N commenced operations on May 3, 2010 and had one share outstanding as of June 30, 2010.

Morningstar RatingsTM are as of 6/30/2010 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/«« ««/««« , and Large Cap Growth Fund «««/««« /««, out of 1,545/1,298/739 large growth funds; Small Cap Growth Fund «««/««« /«««« out of 666/549/315 small growth funds; Mid Cap Growth Fund ««««/NA /NA and Small-Mid Cap Growth Fund ««««/«« ««/NA out of 694/612/NA mid cap growth funds; Small Cap Value Fund ««««/«« ««/««« out of 321/251/129 small value funds; International Growth Fund «««/««« /«««« and International Equity Fund «««/««/NA out of 215/158/81 foreign large growth funds; International Small Cap Growth Fund «««/NA/NA out of 112/NA/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««/««/NA out of 269/205/NA diversified emerging markets growth funds; Income Fund «««/««« /««« out of 398/336/180 short-term bond funds; Bond Fund ««««/NA/NA out of 1,011/NA/NA intermediate-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2010	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted an 8.09% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, declined 7.25%.

What were the most significant factors impacting Fund performance?

The Fund fell in response to overall negative market sentiment and stock specific exposures. In the first quarter, U.S. equity markets had strong gains followed by deep second quarter declines. The Russell 3000® Growth rose 4.87% in the first quarter due to continued signs of economic recovery and above expectation corporate earnings. Like 2009, investors continued to seek riskier assets. In the second quarter, investors worried about the sustainability of global economic growth due to mixed economic data, and continued sovereign debt issues, especially in Europe, where calls for fiscal austerity reinforced concerns over economic growth into 2011. With greater uncertainty, market volatility increased, but never reached the extremes of late 2008 and early 2009. Many pundits discussed the possibility of a “double-dip” recession (a recession that is followed by a short-lived recovery and then another recession) even though this phenomenon is very rare, which added to the downward pressures. The Russell 3000® Growth fell 11.55% in the second quarter. During the first half, there were several notable positives such as continued improvement of corporate profitability, China’s move away from its currency’s peg to the U.S. dollar and some clarity around financial regulation; however, they were outweighed by the questions over economic stability and recovery.

All benchmark sectors declined in the first six months of the year. Consumer Discretionary stocks held up well and benefited from the return of some consumer activity or the potential for it in the future. The Industrials sector was also a relative performer as investors sought companies that would benefit from the late stages of economic recovery. Energy and Materials stocks tumbled sharply as demand came into question with a global slowdown particularly in emerging markets. Utilities were also weak. From a market capitalization perspective, smaller cap stocks outshined larger caps, which may seem uncharacteristic in a challenging environment. Smaller cap stocks had strong relative results in the first quarter, which carried into April as investors continued to seek riskier assets. However, as the second quarter progressed, smaller caps lost steam and in June were the weakest performers.

Were there any investment strategies or themes that did not measure up to your expectations?

We were disappointed that the portfolio lagged in the period, but it did hold up well in the market downturn in the last two months of the period as you would expect from a quality growth manager. We had stock specific issues in Health Care and Information Technology and not enough strength in our contributors to outweigh them. In the Health Care sector, one of our largest stocks and a more defensive position, in our view, disappointed unexpectedly.

4 Semi-Annual Report	June 30, 2010

Baxter International, Inc., a leading global diversified manufacturer of hospital supplies and medical equipment, had a weak earnings report due to competitive pricing pressures in its blood plasma division and lower than anticipated guidance for 2010. We sold the company on these issues amid lower confidence in management’s ability to execute in a more competitive environment. Select Information Technology stocks also struggled, which is a reversal from last year where it was the best performing group. QUALCOMM, Inc., one of our larger positions, declined on a disappointment in the company’s estimate for handset ASPs (average selling price). Handset ASPs came under pressure due to a change in geographic mix increasing emerging markets exposure where a larger portion of sales occurred in lower-end phones. A lower ASP negatively affected the company’s royalty calculation and its revenue outlook. In our view, the secular growth case for the stock remains intact; it should continue to benefit from the shift from 2G to 3G technologies and a strong position in smartphones. Globally, there are only 900 million 3G subscribers and over four billion 2G subscribers. Additionally, we think its competitive position remains very strong and will likely continue to take more market share in a less competitive chipset market (with Texas Instruments and Freescale Semiconductor exiting). Lastly, despite solid earnings reports, Google, Inc. declined on high expectations from investors and concerns about its strategy in China. We believe the firm continues to have a strong market position, and is well positioned to benefit from an increase in ad spending as the economy recovers.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Fund had strong stock selection in both Industrials and Consumer Discretionary. Both of these groups were also overweighted in comparison to the benchmark and held up well, which was helpful. In Industrials, the biggest contributors were Fastenal Co. and IHS, Inc. Fastenal Co., the largest fastener supplier in North America, benefited from improving sales to manufacturing and non-residential construction customers as well as its U.S. focus. We believe it can take advantage of further store and sales force expansion in combination with strong management execution and accelerating fundamentals. IHS, Inc., the leading global provider of critical technical information to customers primarily in the energy field, also gained ground driven by subscription-based organic growth.

In Consumer Discretionary, McDonald’s Corporation and our education stocks were additive. McDonald’s Corporation, one of our larger positions, continued to demonstrate sustainable growth. It had revenue driving initiatives with the dollar breakfast, new beverage platform, advertising spending, strong margins due to higher than industry average unit volumes and buying power on commodities, as well as strong performance in several geographic regions. In education—a group that rebounded from 2009—our best performers were Capella Education Co. and K12, Inc. Capella Education Co., an on-line post secondary education company, had strong enrollment growth across degree levels. With the market turmoil, it held up well; many view it as more defensive since individuals seek higher education when unemployed to gain new skills or to advance their career at their current employer. In addition, K12, Inc., a technology-based provider of curriculum to students in kindergarten through 12th grade, reported strong quarterly earnings due to solid management execution leveraging its instructional costs. In our view, K12, Inc. should see attractive growth as the firm continues to leverage costs as it expands into new markets, and state budget headwinds subside further.

What is your current strategy? How is the Fund Positioned?

The U.S. economy should continue to see growth, though slower, in the second half of 2010 as indicated by the Conference Board’s Leading Economic Index (LEI). However, we remain concerned about a slowdown in the global economic recovery as fiscal stimulus begins to wear off. Also, growth prospects could be negatively impacted by continued consumer deleveraging, the government deficit, the effects of Chinese interest rate tightening as this

June 30, 2010	William Blair Funds 5

country attempts to slowdown its residential real estate market, and the depths of European government fiscal austerity and the weakness of Europe’s banking group. In our view, a double dip economic recession is unlikely unless China has a hard landing or European sovereign debt contagion spreads.

For the U.S., it is likely that the Federal Reserve will continue to hold interest rates low in order to continue to assist growth. A low interest environment is critical for businesses nationwide as well as the housing group, which appears to have stabilized, but has yet to show recovery. For improvement in housing, employment and wages will need to rise. A catalyst for growth may be corporations where a positive bias for capital spending remains as many firms have pulled back expenditures over the last several years. Also, for many companies, their balance sheets are cash rich and ripe for investment in their business or M&A activity.

In this slow growth environment, we believe our quality growth investment discipline should benefit; companies with superior and sustainable earnings growth will be rewarded as weaker firms fall behind. With the recent change in market sentiment in the quarter, we have begun to see a return to quality stocks, especially in May and June. We would expect this trend to strengthen as the year unfolds and the slow growth environment continues.

In regard to the portfolio, we have adopted a modestly more defensive stance, given the aforementioned concerns over risks to growth in the second half of 2010 and 2011. We expect this positioning to continue with the uncertainty in the market direction. As always, we remain focused on our research intensive investment process, which will be even more critical in identifying durable business franchises in a slow growth economic environment.

6 Semi-Annual Report	June 30, 2010

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(8.09)%	8.47%	(5.81)%	2.30%	(1.83)%
Class I	(8.01)	8.79	(5.52)	2.61	(1.56)
Russell 3000® Growth Index	(7.25)	13.95	(6.97)	0.44	(4.89)
S&P 500 Index	(6.65)	14.43	(9.81)	(0.79)	(1.59)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 7

Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—28.1%
*Apple, Inc.	77,985	$19,616
*Genpact, Ltd.†	256,740	3,987
*Google, Inc. Class “A”	29,505	13,128
Hewlett-Packard Co.	423,300	18,320
*McAfee, Inc.	174,800	5,370
Microsoft Corporation	798,700	18,378
QUALCOMM, Inc.	280,740	9,220
*Silicon Laboratories, Inc.	185,440	7,522
Solera Holdings, Inc.	120,667	4,368
*Trimble Navigation, Ltd.	196,500	5,502
*Ultimate Software Group, Inc.	191,450	6,291
*VistaPrint N.V.†	150,607	7,152

		118,854

Industrials—17.4%
Allegiant Travel Co.	85,900	3,667
Fastenal Co.	212,129	10,647
Flowserve Corporation	57,600	4,884
Goodrich Corporation	100,100	6,632
*IHS, Inc. Class “A”	218,415	12,760
Knight Transportation, Inc.	312,430	6,323
Manpower, Inc.	187,700	8,105
Roper Industries, Inc.	131,070	7,335
TransDigm Group, Inc.	164,380	8,388
Union Pacific Corporation	69,700	4,845

		73,586

Health Care—14.4%
Allergan, Inc.	154,300	8,989
*CareFusion Corporation	183,400	4,163
*Celgene Corporation	233,180	11,850
*Cerner Corporation	72,000	5,464
*Gilead Sciences, Inc.	184,935	6,340
*IDEXX Laboratories, Inc.	113,230	6,896
*Illumina, Inc.	141,900	6,177
*NuVasive, Inc.	113,600	4,028
*NxStage Medical, Inc.	81,987	1,217
*VCA Antech, Inc.	231,500	5,732

		60,856

Consumer Discretionary—13.3%
*Bed Bath & Beyond, Inc.	129,900	4,817
*Capella Education Co.	69,328	5,640
DeVry, Inc.	209,948	11,020
*Dick’s Sporting Goods, Inc.	207,500	5,164
Johnson Controls, Inc.	263,600	7,083
*K12, Inc.	202,188	4,484
McDonald’s Corporation	214,464	14,127
P.F. Chang’s China Bistro, Inc.	97,200	3,854

		56,189

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—6.7%
Apache Corporation	93,465	$7,869
*Cameron International Corporation	145,147	4,720
Occidental Petroleum Corporation	117,600	9,073
*Southwestern Energy Co.	166,427	6,431

		28,093

Consumer Staples—6.2%
*Green Mountain Coffee Roasters, Inc.	287,400	7,386
PepsiCo, Inc.	311,100	18,962

		26,348

Materials—5.5%
Ecolab, Inc.	222,320	9,985
Freeport-McMoRan Copper & Gold, Inc.	58,400	3,453
Monsanto Co.	55,930	2,585
Praxair, Inc.	95,765	7,277

		23,300

Financials—5.5%
*Affiliated Managers Group, Inc.	87,763	5,333
Greenhill & Co., Inc.	141,700	8,662
*MSCI, Inc.	118,905	3,220
The Charles Schwab Corporation	409,975	5,814

		23,029

Total Common Stocks—97.1% (cost $391,070)		410,255

Investment in Affiliate
William Blair Ready Reserves Fund	1,262,245	1,262

Total Investment in Affiliate—0.3% (cost $1,262)		1,262

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $9,847, collateralized by FHLMC, 2.000%, due 4/15/13	$9,847	9,847

Total Repurchase Agreement—2.3% (cost $9,847)		9,847

Total Investments—99.7% (cost $402,179)		421,364
Cash and other assets, less liabilities—0.3%		1,447

Net assets—100.0%		$422,811

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2010

James S. Golan

John F. Jostrand

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted an 8.44% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, declined 7.65%.

What were the most significant factors impacting Fund performance?

The Fund fell in response to overall negative market sentiment and stock specific exposures. In the first quarter, U.S. equity markets had strong gains followed by deep second quarter declines. The Russell 1000® Growth rose 4.65% in the first quarter due to continued signs of economic recovery and above expectation corporate earnings. Like 2009, investors continued to seek riskier assets. In the second quarter, investors worried about the sustainability of global economic growth due to mixed economic data, and continued sovereign debt issues, especially in Europe, where calls for fiscal austerity reinforced concerns over economic growth into 2011. With greater uncertainty, market volatility increased, but never reached the extremes of late 2008 and early 2009. Many pundits discussed the possibility of a “double-dip” recession (a recession that is followed by a short-lived recovery and then another recession) even though this phenomenon is very rare, which added to the downward pressures. The Russell 1000® Growth fell 11.75% in the second quarter. During the first half, there were several notable positives such as continued improvement in corporate profitability, China’s move away from its currency’s peg to the U.S. dollar and some clarity around financial regulation; however, they were outweighed by the questions over economic stability and recovery.

All benchmark sectors declined in the first six months of the year. The more defensive Telecommunication Services sector was best, followed by Industrials, where investors sought companies that would benefit from the late stages of economic recovery. Consumer Discretionary also held up well and benefited from the return of some consumer activity or the potential for it in the future. Energy and Materials stocks tumbled sharply as demand came into question with a global slowdown particularly in emerging markets. Utilities were also weak. From a market capitalization perspective, smaller cap stocks outshined larger caps, which may seem uncharacteristic in a challenging environment. Smaller cap stocks had strong relative results in the first quarter, which carried into April as investors continued to seek riskier assets. However, as the second quarter progressed, smaller caps lost steam and in June were the weakest performers.

What sectors and investments did not measure up to your expectations?

We were disappointed that the portfolio lagged in the period, but it did hold up well in the market downturn in the last two months of the period as you would expect from a quality growth manager. We had stock specific issues in Information Technology and Health Care and not enough strength in our contributors to outweigh them. In Information Technology,

June 30, 2010	William Blair Funds 9

select stocks struggled, which is a reversal from last year where it was the best performing group. QUALCOMM, Inc., one of our larger positions, declined on a disappointment in the company’s estimate for handset ASPs (average selling price). Handset ASPs came under pressure due to a change in geographic mix increasing emerging markets exposure where a larger portion of sales occurred in lower-end phones. A lower ASP negatively affected the company’s royalty calculation and its revenue outlook. In our view, the secular growth case for the stock remains intact; it should continue to benefit from the shift from 2G to 3G technologies and a strong position in smartphones. Globally, there are only 900 million 3G subscribers and over four billion 2G subscribers. Additionally, we think its competitive position remains very strong and will likely continue to take more market share in a less competitive chipset market (with Texas Instruments and Freescale Semiconductor exiting). Lastly, Microsoft Corporation, our largest position, trailed even though it had very strong earnings reports in the first half. Windows sales exceeded consensus expectations combined with favorable cost of goods sold and continued cost control. However, investors were more focused on technology companies where confidence was greater that growth expectations could be met regardless of the macro backdrop. A good example would be Apple, Inc., which did well and which we continue to own.

In the Health Care sector, one of our largest stocks and a more defensive position, in our view, disappointed unexpectedly. Baxter International, Inc., a leading global diversified manufacturer of hospital supplies and medical equipment, had a weak earnings report due to competitive pricing pressures in its blood plasma division and lower than anticipated guidance for 2010. We sold the company on these issues amid lower confidence in management’s ability to execute in a more competitive environment.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Fund had strong stock selection in both the Consumer Discretionary and Industrials sectors. Both of these groups were also overweighted in comparison to the benchmark and held up well, which was helpful. In Consumer Discretionary, O’Reilly Automotive, Inc., Discovery Communications, Inc. and Yum! Brands, Inc. each were additive. One of the best overall portfolio performers was O’Reilly Automotive, Inc., an automotive specialty retailer. The company reported better than expected earnings results driven by strength in core O’Reilly stores and newly acquired CSK stores. We believe it is well positioned to continue to gain market share. Discovery Communications, Inc. benefited from solid international and U.S. advertising growth as a result of strong programming. It will launch the Oprah Winfrey Network (OWN) early next year, which should provide additional earnings upside in our view. Yum! Brands, Inc.’s stock price was assisted by strengthened sales and profits from China, a key driver to growth going forward. The company added 15% to its store base in China during 2009.

In Industrials, Rockwell Automation, Inc. and W.W. Grainger, Inc. were best. As a global provider of industrial automation power, control and information solutions, Rockwell Automation, Inc. had upside surprise in its earnings. Its results were driven by higher demand and volume growth, which dramatically improved its operating margin leverage. W.W. Grainger, Inc., a leading supplier of facilities maintenance products, also had above expectations earnings due to improving industrial activity. We believe the firm has a leading market position and brand, broad product offering, seasoned management, and a strong balance sheet.

What is your current strategy? How is the Fund positioned?

The U.S. economy should continue to see growth, though slower, in the second half of 2010 as indicated by the Conference Board’s Leading Economic Index (LEI). However, we remain concerned about a slowdown in the global economic recovery as fiscal stimulus begins to

10 Semi-Annual Report	June 30, 2010

wear off. Also, growth prospects could be negatively impacted by continued consumer deleveraging, the government deficit, the effects of Chinese interest rate tightening as this country attempts to slowdown its residential real estate market, and the depths of European government fiscal austerity and the weakness of Europe’s banking group. In our view, a double dip economic recession is unlikely unless China has a hard landing or European sovereign debt contagion spreads.

For the U.S., it is likely that the Federal Reserve will continue to hold interest rates low in order to continue to assist growth. A low interest environment is critical for businesses nationwide as well as the housing group, which appears to have stabilized, but has yet to show recovery. For improvement in housing, employment and wages will need to rise. A catalyst for growth may be corporations where a positive bias for capital spending remains as many firms have pulled back expenditures over the last several years. Also, for many companies, their balance sheets are cash rich and ripe for investment in their business or M&A activity.

In this slow growth environment, we believe our quality growth investment discipline should benefit; companies with superior and sustainable earnings growth will be rewarded as weaker firms fall behind. With the recent change in market sentiment in the quarter, we have begun to see a return to quality stocks, especially in May and June. We would expect this trend to strengthen as the year unfolds and the slow growth environment continues.

In regard to the portfolio, we have adopted a modestly more defensive stance, given the aforementioned concerns over risks to growth in the second half of 2010 and 2011. We expect this positioning to continue with the uncertainty in the market direction. As always, we remain focused on our research intensive investment process, which will be even more critical in identifying durable business franchises in a slow growth economic environment.

June 30, 2010	William Blair Funds 11

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(8.44)%	9.09%	(8.16)%	(1.65)%	(5.68)%
Class I	(8.57)	9.17	(7.93)	(1.44)	(5.49)
Russell 1000® Growth Index	(7.65)	13.62	(6.91)	0.38	(5.14)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Semi-Annual Report	June 30, 2010

Large Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.4%
*Apple, Inc.	6,225	$1,566
Broadcom Corporation Class “A”	13,950	460
*eBay, Inc.	36,750	721
*EMC Corporation	36,750	672
*Google, Inc. Class “A”	2,065	919
Hewlett-Packard Co.	24,645	1,067
*McAfee, Inc.	18,050	554
Microsoft Corporation	69,135	1,591
QUALCOMM, Inc.	12,215	401

		7,951

Industrials—19.2%
Danaher Corporation	15,644	581
Goodrich Corporation	8,750	580
J.B. Hunt Transport Services, Inc.	12,020	393
Manpower, Inc.	10,800	466
Rockwell Automation, Inc.	13,250	650
Roper Industries, Inc.	8,400	470
*Stericycle, Inc.	6,650	436
United Parcel Service, Inc. Class “B”	17,470	994
W.W. Grainger, Inc.	6,180	615

		5,185

Consumer Discretionary—13.9%
*Discovery Communications, Inc.	17,000	607
Johnson Controls, Inc.	21,650	582
*Kohl’s Corporation	12,246	582
McDonald’s Corporation	10,685	704
*O’Reilly Automotive, Inc.	13,530	643
Yum! Brands, Inc.	16,700	652

		3,770

Health Care—12.0%
Allergan, Inc.	9,565	557
*Celgene Corporation	15,240	775
*Illumina, Inc.	9,600	418
*Medco Health Solutions, Inc.	9,350	515
*Thermo Fisher Scientific, Inc.	19,945	978

		3,243

Consumer Staples—9.0%
Colgate-Palmolive Co.	10,730	845
Mead Johnson Nutrition Co.	12,550	629
PepsiCo, Inc.	15,600	951

		2,425

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—7.7%
Apache Corporation	3,665	$309
EOG Resources, Inc.	4,570	450
Occidental Petroleum Corporation	8,050	621
Schlumberger, Ltd.†	12,980	718

		2,098

Materials—3.8%
Freeport-McMoRan Copper & Gold, Inc.	5,550	328
Praxair, Inc.	9,425	716

		1,044

Financials—2.1%
CME Group, Inc.	2,000	563

Total Common Stocks—97.1% (cost $24,228)		26,279

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $803, collateralized by FHLB, 4.375%, due 9/17/10	$803	803

Total Repurchase Agreement—3.0% (cost $803)		803

Total Investments—100.1% (cost $25,031)		27,082
Liabilities, plus cash and other assets—(0.1)%		(32)

Net assets—100.0%		$27,050

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 13

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund posted a 3.65% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, declined 2.31%.

After a strong first quarter, the U.S. equity market reversed course during the second quarter to finish in negative territory for the first half of the year. The Russell 2000® Growth returned -9.22% during the second quarter to produce a -2.31% return for 2010 through June. The Fund underperformed during the second quarter and is now slightly behind for the six-month period.

While the year started off on a positive note on the heels of better-than-expected corporate sales and earnings, macro concerns across the globe instilled fear and volatility back into the markets. European sovereign debt downgrades and fiscal austerity measures, the Gulf of Mexico oil catastrophe, U.S. state budget woes and expiring stimulus programs all contributed to investor skepticism. More importantly, given the significance of job growth to a sustainable economic recovery, stubbornly lackluster employment and housing data have stoked fears of slipping back into a recession. Given these negative developments and with the 2008 downturn fresh in investors’ minds, stock prices corrected as they once again succumbed to macro factors rather than specific company fundamentals.

During the second quarter, all sectors within the Russell 2000® Growth finished well into the red. The Consumer Discretionary (-11%) and Energy (-14%) sectors were the worst performing sectors given the macro concerns discussed above. Industrials and Consumer Staples posted the “best” returns in the down market, finishing -6% apiece.

For the year-to-date period, sector returns were more dispersed. Energy was the outlying loser at down 13% for the six-month period. Consumer Discretionary and Consumer Staples performed well over the period, finishing up 3% each. Most of the other major economic sectors such as Information Technology, Industrials, Financials and Health Care were each down 2-3%.

The Fund’s underperformance during the second quarter is primarily attributable to negative stock selection. This was most pronounced in Consumer Discretionary, Financials and Materials. On the other hand, positive stock selection in Telecommunication Services, Energy and Information Technology each buoyed relative results.

For the first half of the year, the Fund’s narrower underperformance was the result of mixed stock selection across sectors. While stock selection was good in Information Technology, Telecommunication Services and Energy, stock selection in Consumer Discretionary, Materials, Industrials and Health Care outweighed and brought relative performance below the benchmark for the six-month period overall.

Two specific stocks detracting from returns were Cenveo Inc. and Healthways Inc. Cenveo is a specialty printing company. The company operates in two segments: Envelopes, Forms and Labels, and Commercial Printing. The stock was a leading detractor from returns during the second quarter and the year-to-date period as investors became increasingly nervous about the economic sensitivity of Cenveo’s business. However, we added to our position in the stock as we continue to believe the stock offers an attractive reward-to-risk ratio given a solid management team (many of whom have bought stock recently), its leading position in a higher growth segment of the printing industry and an unjustifiably low valuation.

14 Semi-Annual Report	June 30, 2010

Healthways Inc. is a healthcare services firm that provides disease management solutions. The company’s services are implemented by managed care companies, governments, employers and hospitals in order to reduce both short term and long term healthcare costs within their patient populations. The stock detracted from returns during the second quarter and the year-to-date period overall in part due to skepticism toward the healthcare reform bill’s impact on managed care, Healthways’ primary customer base. Also, lackluster employment data hurt investor sentiment as Healthways’ business model benefits as the employed base increases. We maintained our position as we believe disease management solutions and Healthways specifically will be a partial solution to lower healthcare costs. Nearer term, we believe data on new contract wins, contract renewals and the new business pipeline are encouraging.

Two specific stocks boosting relative performance were Lionbridge Technologies Inc. and Stanley Inc. Lionbridge Technologies is a market leader in language translation for online content, software manuals and training for leading global companies. The stock was the Fund’s number one contributor during both the first quarter and second quarter, and therefore the year-to-date period as well. Lionbridge’s business momentum has been driven by new business wins from large companies such as Caterpillar and a new contract with IBM to provide its translation technology. The company has also benefitted from existing customers such as Microsoft and Google restarting projects after the recession. We continue to hold the stock as we believe the company is well positioned for additional new customer wins and will benefit from the secular increase in cross-border business activity.

Stanley Inc. is a government information technology services company. The stock was one of the leading contributors to returns during the second quarter and the year-to-date period as it was announced to be acquired by CGI Group, one of the largest independent information technology and business process services firms in the world. We liquidated our position on the rally following this announcement.

Looking forward, while the economic recovery may have a different trajectory (less steep) than some were expecting earlier this year, the market’s decline has improved valuations and lowered expectations. Corporate financial discipline and balance sheets remain strong while inventories are lean throughout most industries. This should lay the groundwork for operating margin expansion, likely beyond prior peak margins, and drive continued earnings growth over the intermediate term. However, investor pessimism is understandably high given the expiration of stimulus plans and diminished appetite for additional programs, U.S. state budget crunches, still absent employment growth and likely further consumer deleveraging.

We consider the impact of these economic scenarios into our stock-specific risk/reward assessments, and focus our time analyzing business models and managements of growth companies who “control their own destiny” to a greater degree and are less dependent on broad economic growth. We continue to find solid investment opportunities across sectors. We believe the Fund consists of great companies with solid competitive positions whose stock prices are trading at attractive valuations.

June 30, 2010	William Blair Funds 15

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(3.65)%	17.44%	(7.96)%	0.47%	6.76%
Class I	(3.49)	17.80	(7.70)	0.75	7.03
Russell 2000® Growth Index	(2.31)	17.96	(7.54)	1.14	(1.72)
Russell 2000® Index	(1.95)	21.48	(8.60)	0.37	3.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

16 Semi-Annual Report	June 30, 2010

Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—25.1%
*BancTec, Inc.—144A§**	603,327	$3,017
*Cavium Networks, Inc.	344,300	9,017
*DG FastChannel, Inc.	523,989	17,072
*DJSP Enterprises, Inc.†	633,000	3,576
*Internet Capital Group, Inc.	1,035,346	7,869
*Inuvo, Inc.	8,813,761	1,498
*j2 Global Communications, Inc.	699,948	15,287
*Lionbridge Technologies, Inc.	4,326,258	19,771
*MaxLinear, Inc. Class “A”	385,140	5,384
*Monolithic Power Systems, Inc.	528,471	9,438
*ShoreTel, Inc.	695,800	3,229
*Silicon Laboratories, Inc.	178,677	7,247
*Sonic Solutions, Inc.	906,916	7,573
*TeleNav, Inc.	907,925	7,617
*TeleTech Holdings, Inc.	644,900	8,313
*Ultimate Software Group, Inc.	559,085	18,372
United Online, Inc.	2,416,546	13,919
*ValueClick, Inc.	1,344,740	14,375
*Vertro, Inc.	4,333,215	2,145
*VistaPrint N.V.†	222,768	10,579

		185,298

Consumer Discretionary—19.9%
Abercrombie & Fitch Co. Class “A”	257,200	7,893
*Belo Corporation	2,128,943	12,114
*Career Education Corporation	547,226	12,597
*ChinaCast Education Corporation†	1,387,639	8,243
*Duckwall-ALCO Stores, Inc.	439,493	6,439
Gaiam, Inc. Class “A”	1,358,374	8,245
*Grand Canyon Education, Inc.	569,210	13,337
Jarden Corporation	657,717	17,673
*Kona Grill, Inc.	1,042,992	3,828
*Lincoln Educational Services Corporation	377,098	7,764
MDC Partners, Inc. Class “A”†	949,988	10,146
*Office Depot, Inc.	1,483,300	5,993
*Princeton Review, Inc.	3,381,896	7,846
Strayer Education, Inc.	36,695	7,628
*U.S. Auto Parts Network, Inc.	1,047,636	6,286
*WMS Industries, Inc.	279,500	10,970

		147,002

Health Care—19.9%
*AGA Medical Holdings, Inc.	634,500	8,052
*Air Methods Corporation	455,882	13,562
*American Medical Systems Holdings, Inc.	511,800	11,321
*Brookdale Senior Living, Inc.	439,900	6,598
*CardioNet, Inc.	471,713	2,585
*Eurand N.V.†	1,013,712	9,823
*Haemonetics Corporation	143,265	7,668
*Healthways, Inc.	844,253	10,063
*Integra LifeSciences Holdings Corporation	217,400	8,044
*Kensey Nash Corporation	541,501	12,839
*LCA-Vision, Inc.	808,806	4,481
*MedAssets, Inc.	349,200	8,060
*Natus Medical, Inc.	571,600	9,311
*Quidel Corporation	576,846	7,320
*SurModics, Inc.	475,248	7,799
*The Providence Service Corporation	575,911	8,063
*Trinity Biotech plc—ADR	1,853,763	11,252

		146,841

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—12.3%
*Cenveo, Inc.	2,494,045	$13,667
*Dolan Media Co.	1,178,966	13,110
*Franklin Covey Co.	647,917	4,212
*GrafTech International, Ltd.	802,900	11,738
*ICF International, Inc.	285,139	6,823
Kaydon Corporation	310,460	10,202
MSC Industrial Direct Co. Class “A”	87,226	4,419
*Odyssey Marine Exploration, Inc.	3,454,930	3,455
*On Assignment, Inc.	1,936,419	9,740
TransDigm Group, Inc.	270,014	13,779

		91,145

Financials—8.9%
*Affiliated Managers Group, Inc.	137,282	8,342
Allied World Assurance Co. Holdings, Ltd.†	198,100	8,990
*CBOE Holdings, Inc.	124,028	4,037
*Cowen Group, Inc.	1,766,517	7,243
*FirstService Corporation†	554,971	11,527
*Marlin Business Services Corporation	970,279	11,731
*National Financial Partners Corporation	1,094,330	10,691
*Penson Worldwide, Inc.	255,201	1,439
United Western Bancorp, Inc.	2,342,215	1,874

		65,874

Telecommunication Services—3.4%
*Cbeyond, Inc.	459,231	5,741
*Syniverse Holdings, Inc.	958,300	19,597

		25,338

Energy—3.4%
*Comstock Resources, Inc.	276,460	7,663
*Concho Resources, Inc.	129,113	7,144
*Oil States International, Inc.	255,800	10,125

		24,932

Consumer Staples—1.9%
*Overhill Farms, Inc.	959,252	5,650
*Smart Balance, Inc.	2,077,700	8,498

		14,148

Materials—1.5%
*Horsehead Holding Corporation	987,100	7,463
*Stillwater Mining Co.	284,100	3,301

		10,764

Total Common Stocks—96.3% (cost $725,989)		711,342

Preferred Stock
Grubb & Ellis Co.—144A, 12.00%§	83,121	6,484

Total Preferred Stock—0.9% (cost $8,312)		6,484

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	126,500	8,422

Total Exchange-Traded Fund—1.2% (cost $8,194)		8,422

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 17

Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	3,296,931	3,297

Total Investment in Affiliate—0.4% (cost $3,297)		3,297

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$500	500

Total Short-Term Investment—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $4,705 collateralized by FFCB, 1.625%, due 3/7/13	4,705	4,705

Total Repurchase Agreement—0.6% (cost $4,705)		4,705

Total Investments—99.5% (cost $750,997)		734,750
Cash and other assets, less liabilities—0.5%		3,728

Net assets—100.0%		$738,478

ADR = American Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 1.29% of the net assets at June 30, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.41% of the Fund’s net assets at June 30, 2010.

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2010

Small Cap Growth Fund

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be a affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2010 with companies deemed affiliated during the period or at June 30, 2010:

	Share Activity				Period Ended June 30, 2010
					(in thousands)
Security Name	Balance 12/31/2009	Purchases	Sales	Balance 6/30/2010	Value	Dividends Included in Income
CardioNet, Inc.	1,344,381	208,600	1,081,268	471,713	$2,585	$—
pDJSP Enterprises	—	633,000	—	633,000	3,576	—
pDuckwall-ALCO Stores, Inc.	460,853	—	21,360	439,493	6,439	—
pGaiam, Inc.	1,511,007	62,900	215,533	1,358,374	8,254	214
pInuvo, Inc	8,037,127	776,634	—	8,813,761	1,498	—
pKensey Nash	422,340	119,161	—	541,501	12,839	—
pKona Grill, Inc.	1,042,992	—	—	1,042,992	3,828	—
LCA-Vision Inc.	948,955	66,854	207,003	808,806	4,481	—
pLionbridge Technologies, Inc.	4,293,158	509,700	476,600	4,326,258	19,771	—
pMarlin Business Services Corp.	988,701	—	18,422	970,279	11,731	—
pOdyssey Marine Exploration	2,677,030	777,900	—	3,454,930	3,455	—
pOn Assignment Inc	1,516,133	891,986	471,700	1,936,419	9,740	—
pOverhill Farms, Inc.	1,184,052	53,900	278,700	959,252	5,650	—
pPrinceton Review	—	3,381,896	—	3,381,896	7,846	—
The Providence Service Corporation	547,293	166,918	138,300	575,911	8,063	—
pTrinity Biotech	1,501,163	352,600	—	1,853,763	11,252	—
pUnited Western Bancorp, Inc.	2,342,215	—	—	2,342,215	1,874	—
pVertro, Inc.	4,333,215	—	—	4,333,215	2,145	—

					$125,027	$214

p Affiliated company at June 30, 2010. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at June 30, 2010 was $ 109,898 (thousands).

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 19

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 2.58% decrease (Class N Shares) for the six months ended June 30, 2009. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, declined 3.31%.

After a strong first quarter, the U.S. equity market reversed course during the second quarter to finish in negative territory for the first half of the year. The Russell Midcap® Growth Index returned -10.20% during the second quarter to produce a -3.31% return for 2010 through June. The Fund outperformed during the second quarter’s decline and is ahead of the benchmark for the year-to-date period as well.

While the year started off on a positive note on the heels of better-than-expected corporate sales and earnings, macro concerns across the globe instilled fear, and volatility, back into the markets. European sovereign debt downgrades and fiscal austerity measures, the Gulf of Mexico oil catastrophe, U.S. state budget woes, and expiring stimulus programs all contributed to investor skepticism. More importantly, given the significance of job growth to a sustainable economic recovery, stubbornly lackluster employment and housing data have stoked fears of slipping back into a recession. Because of these negative developments and with the 2008 downturn fresh in investors’ minds, stock prices corrected as they once again succumbed to macro factors rather than company fundamentals.

During the second quarter, all sectors within the Russell Midcap® Growth Index finished in the red. The Energy sector (-19%) was the worst performing sector given the macro concerns discussed above. Financials also underperformed with a -13% return. Outperforming modestly were Information Technology (-8%) and the typical defensive sectors, Health Care (-7%) and Consumer Staples (-8%).

For the year-to-date period, sector returns were more dispersed. Energy was the standout loser at -16%. Information Technology (-6%) and Financials (-5%) were the next worst performing sectors. Of the other major economic sectors in the index, Health Care performed best at +4%, while Consumer Discretionary also outperformed, (+1)%.

The Fund’s outperformance during the second quarter is attributable to strong stock selection and our typical lower-beta investment style coming into favor. Fund holdings in Consumer Discretionary, Industrials, Materials and Energy were the largest positive contributors to relative return during the quarter. On the other hand, certain stocks in Health Care and Financials weighed on relative results.

For the first half of the year, the Fund’s outperformance was the result of good stock selection and a positive benefit of our typical smaller-than-benchmark weighted average market capitalization. Stock selection was most significant in the Industrials, Materials, Information Technology and Consumer Discretionary sectors. Detracting from relative performance were some of the Fund’s Health Care and Financials holdings.

Two specific stocks boosting relative performance were Illumina, Inc. and Stericycle, Inc. Illumina, Inc. develops and markets integrated systems used in the gene sequencing and genotyping markets. The company’s machines enable medical and academic institutions to understand the genetic make-up of individuals which allows for more productive research in disease treatment and prevention. With its next generation machine launching soon, investors

20 Semi-Annual Report	June 30, 2010

were expecting weak sales out of the company due to prospective customers delaying purchases in anticipation of the new machines. In reality, sales were better-than-expected. Illumina, Inc.’s order book remains robust and sales from non-genome research centers, the company’s core customer base, were quite strong. We maintained our position in the name given Illumina, Inc.’s technological leadership position and growth in the genetic sciences.

Stericycle, Inc. is the leading medical waste management company. The company collects and disposes of medical waste as a service for smaller facilities such as outpatient clinics and dental offices and larger facilities such as hospitals and blood banks. The stock was a leading contributor to returns during the second quarter and for the first half of the year. Given the non-cyclical nature of Stericycle, Inc.’s business, investors often flock to the stock when economic concerns are high as they were during the second quarter. We continue to own the stock, as we have for several years, given the growth opportunity and stability driven by its dominate market position.

On the other hand, two stocks detracting from returns were athenahealth, Inc. and Greenhill & Co., Inc. Athenahealth, Inc. is a provider of internet-based business services for physician practices. For example, the company’s solutions allow physician practices to improve accounts receivable days outstanding, bad debt expenses, and patient scheduling and follow-up. The stock was one of the leading detractors from returns during the second quarter and the first half of the year. During the first quarter, the company had to change a revenue recognition policy for a small piece of its business that weighed on investor confidence. During the second quarter, athenahealth, Inc. announced disappointing contract wins with new physician practices, which brought into question whether the company has the appropriate infrastructure in place to compete with larger competitors. We liquidated our position on the news, but would consider it for repurchase if we became comfortable with the company’s investment in infrastructure to support its growth.

Greenhill & Co., Inc. is a boutique merger and acquisition (M&A) advisory firm which has attracted many talented bankers from large Wall Street investment banks, allowing it to expand into new industry verticals and new geographies across the globe. The stock detracted from returns during the quarter and year-to-date period mainly due to disappointment regarding the expected reacceleration of the M&A cycle. We continue to hold a position as we believe the company is well-positioned to steal market share from larger competitors and will benefit when M&A activity improves.

Looking forward, while the economic recovery may have a different trajectory (less steep) than some were expecting earlier this year, the market’s decline has improved valuations and lowered expectations. Corporate financial discipline and balance sheets remain strong, and inventories are lean throughout most industries. This should lay the ground work for operating margin expansion, likely beyond prior peak margins, and drive continued earnings growth over the intermediate term. However, investor pessimism is understandably high given the expiration of stimulus plans and diminished appetite for additional programs, U.S. state budget crunches, still absent employment growth and likely further consumer deleveraging.

We consider the impact of these economic scenarios into our stock-specific risk/reward assessments, and focus our time analyzing business models and managements of growth companies who “control their own destiny” to a greater degree and are less dependent on broad economic growth. We continue to find solid investment opportunities across sectors. We believe the Fund consists of great companies with solid competitive positions whose stock prices are trading at attractive valuations.

June 30, 2010	William Blair Funds 21

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	(2.58)%	16.49%	(4.23)%	0.83%
Class I	(2.45)	16.78	(3.99)	1.13
Russell MidCap® Growth Index	(3.31)	21.30	(7.53)	(1.99)
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Semi-Annual Report	June 30, 2010

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Industrials—20.9%
CH Robinson Worldwide, Inc.	20,400	$1,135
Fastenal Co.	34,075	1,710
Gardner Denver, Inc.	21,400	954
Manpower, Inc.	16,790	725
MSC Industrial Direct Co. Class “A”	30,900	1,565
Precision Castparts Corporation	4,050	417
Robert Half International, Inc.	59,100	1,392
Rockwell Automation, Inc.	22,000	1,080
Roper Industries, Inc.	27,160	1,520
*Stericycle, Inc.	50,930	3,340
TransDigm Group, Inc.	34,950	1,784

		15,622

Consumer Discretionary—19.7%
*Bed Bath & Beyond, Inc.	39,460	1,463
*CarMax, Inc.	95,770	1,906
*Chipotle Mexican Grill, Inc.	8,600	1,177
DeVry, Inc.	26,110	1,370
*Dick’s Sporting Goods, Inc.	84,529	2,104
*Discovery Communications, Inc.	42,400	1,514
Gentex Corporation	58,780	1,057
*Harman International Industries, Inc.	29,200	873
*O’Reilly Automotive, Inc.	39,380	1,873
*WMS Industries, Inc.	35,540	1,395

		14,732

Information Technology—16.4%
*Alliance Data Systems Corporation	18,850	1,122
*Concur Technologies, Inc.	33,130	1,414
*Dolby Laboratories, Inc. Class “A”	12,770	801
*Genpact, Ltd.†	49,900	775
*McAfee, Inc.	38,100	1,170
*Silicon Laboratories, Inc.	33,910	1,375
Solera Holdings, Inc.	20,500	742
*Trimble Navigation, Ltd.	51,700	1,448
*VeriSign, Inc.	82,200	2,182
*VistaPrint N.V.†	25,830	1,227

		12,256

Health Care—15.9%
*American Medical Systems Holdings, Inc.	33,300	737
*Brookdale Senior Living, Inc.	41,262	619
*CareFusion Corporation	67,339	1,528
*Cerner Corporation	14,600	1,108
DENTSPLY International, Inc.	22,400	670
*HMS Holdings Corporation	14,000	759
*IDEXX Laboratories, Inc.	31,172	1,898
*Illumina, Inc.	58,020	2,526
Perrigo Co.	13,300	786
*QIAGEN N.V.†	62,846	1,208

		11,839

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—9.1%
Church & Dwight Co., Inc.	18,900	$1,185
*Green Mountain Coffee Roasters, Inc.	127,756	3,283
McCormick & Co., Inc.	41,100	1,560
Mead Johnson Nutrition Co.	15,700	787

		6,815

Financials—5.8%
*Affiliated Managers Group, Inc.	16,175	983
Greenhill & Co., Inc.	20,320	1,242
*IntercontinentalExchange, Inc.	6,550	740
Invesco, Ltd.†	82,500	1,389

		4,354

Energy—4.7%
*Cameron International Corporation	18,600	605
*Denbury Resources, Inc.	67,270	985
*Newfield Exploration Co.	19,930	974
Range Resources Corporation	11,200	449
*Southwestern Energy Co.	12,570	486

		3,499

Materials—3.0%
Ecolab, Inc.	48,800	2,191

Total Common Stocks—95.5% (cost $65,540)		71,308

Investment in Affiliate
William Blair Ready Reserves Fund	18,725	19

Total Investment in Affiliate—0.0% (cost $19)		19

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $3,090, collateralized by FHLB, 4.375%, due 9/17/10	$3,090	3,090

Total Repurchase Agreement—4.1% (cost $3,090)		3,090

Total Investments—99.6% (cost $68,649)		74,417

Cash and other assets, less liabilities—0.4%		287

Net assets—100.0%		$74,704

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 23

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund posted a 3.07% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, declined 1.82%.

After a strong first quarter, the U.S. equity market reversed course during the second quarter to finish in negative territory for the first half of 2010. The Russell 2500™ Growth Index returned -9.77% during the second quarter to produce a -1.82% return for 2010 through June. The William Blair Small-Mid Cap Growth Fund outperformed during the second quarter’s decline and is now modestly behind the benchmark for the year-to-date period.

While the year started off on a positive note on the heels of better-than-expected corporate sales and earnings, macroeconomic concerns across the globe instilled fear and volatility back into the markets. European sovereign debt downgrades and fiscal austerity measures, the Gulf of Mexico oil catastrophe, U.S. state budget woes and expiring stimulus programs all contributed to investor skepticism. Stubbornly lackluster employment and housing data have stoked fears of slipping back into a recession. Because of these negative developments and with the 2008 downturn fresh in investors’ minds, stock prices corrected as this new data raised doubts about future corporate earnings growth.

During the second quarter, all sectors within the Russell 2500™ Growth Index finished in the red. The Energy sector (-17%) was the worst performing given the concerns discussed above. Consumer Discretionary stocks (-12%) also underperformed as investors anticipated a potential slip in consumer spending due to an uncertain income tax outlook and a potentially weaker economic environment. Financials were down 12% as well, while Information Technology was the best performing major economic sector, returning -7%.

For the year-to-date period, most sectors ranged from -2% to +4%, with Energy being the one outlier at -13%. Of the significant economic sectors in the index, Health Care and Consumer Discretionary led the way (+2%), while Financials (-4%), Industrials (-3%) and Information Technology (-3%) all modestly underperformed.

The Small-Mid Cap Growth Fund’s outperformance during the second quarter is attributable to strong stock selection and our more conservative investment style coming into favor. Fund holdings in Consumer Discretionary, Health Care and Energy were the largest positive contributors to relative returns during the quarter. On the other hand, certain stocks in Information Technology and Financials weighed on relative results.

For the first half of the year, the Fund’s narrow underperformance was the result of mixed stock selection across sectors. Positive contributors to relative return came within the Consumer Discretionary, Materials and Telecommunication Services sectors, while certain underperforming stocks in Financials, Industrials and Health Care detracted from relative performance.

Two specific stocks detracting from returns were Invesco, Ltd. and McAfee, Inc. Invesco, Ltd. is a global asset management firm. The stock was a leading detractor from return during the second quarter and year-to-date period. Despite better-than-expected flows and management guidance regarding synergies of the Van Kampen acquisition in the second quarter, asset flows for the year have been disappointing and investors have concerns regarding the integration of the Van Kampen acquisition. However, the primary factor

24 Semi-Annual Report	June 30, 2010

contributing to the stock’s underperformance was the stock market’s second quarter decline and its anticipated effect on assets under management and thus, future revenue growth. We maintained our position in the stock as we continue to believe in Invesco, Ltd.’s management team, its investment products, and believe the Van Kampen acquisition will be highly complementary to its existing business.

McAfee, Inc. is a security technology company that protects systems and networks from known and unknown threats worldwide. The stock detracted from returns during the second quarter and for the first half of the year overall. Earnings announced during the second quarter were disappointing as was management’s guidance for future earnings. While McAfee, Inc.’s consumer business performed well, the corporate side was weaker than expected. Given the previous trends of market share gains with corporate customers, this was disappointing. In addition, one of McAfee, Inc.’s regular software updates caused customer computers to effectively shut down, most likely distracting the sales force (as they dealt with customer issues) and denting the company’s reputation. Despite what we believe is a disappointing development, we continue to own this market leader within a growth industry.

Two specific stocks that boosted relative results were SXC Health Solutions Corporation and Stericycle, Inc. SXC Health Solutions Corporation provides pharmacy benefit management (PBM) services and healthcare information technology solutions. The stock performed well during the second quarter and throughout the first half of the year. The company has strong business momentum and is benefitting from continued growth in mail delivery and generic utilization of pharmaceuticals. During the first quarter, the company announced a large new PBM contract win with HealthSpring, a managed care company, and sales momentum continued to build in the second quarter. SXC Health Solutions Corporation’s recent business strength is in part driven by leveraging its strong customer relationships in its legacy healthcare information technology business to cross-sell the company’s PBM capabilities. We trimmed our position on the strength, but continue to hold a position as we believe the company’s focused management team and differentiated customer solutions will drive further growth.

Stericycle, Inc. is the leading medical waste management company. The company collects and disposes of medical waste as a service for smaller facilities such as outpatient clinics and dental offices, and larger facilities such as hospitals and blood banks. The stock was a leading contributor to returns during the second quarter and for the first half of the year. Given the acyclical nature of Stericycle, Inc.’s business, investors often flock to the stock when economic concerns are high as they were during the second quarter. We continue to own the stock, as we have for several years, given the growth opportunity and stability driven by its dominant market position.

Looking forward, we believe the business environment for U.S. companies remains favorable, and thus the U.S. equity market is attractive, especially for small- and mid-cap growth companies in which your Fund invests. Measures of investor sentiment have become bearish in recent weeks, and periods of outperformance often follow such sentiment shifts. The earnings growth outlook remains intact, valuations are cheaper than normal, profit margins are higher than average (at similar periods of bearishness), interest rates are at all-time lows, and the Federal Reserve remains accommodative. We recognize that either a global recession or significant further weakness in the U.S. housing market could pressure equity returns further in the near-term, but overall we believe the reward-to-risk ratios remain positive.

We consider the impact of these varying economic scenarios in our stock research and earnings estimation process. However, we focus our time analyzing business models and managements of growth companies that control their own destiny and are less dependent on broader economic growth to boost earnings. We continue to find solid investment opportunities across sectors and are confident that your Fund consists of great companies with strong competitive positions whose stock prices are trading at attractive valuations.

June 30, 2010	William Blair Funds 25

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(3.07)%	16.86%	(4.87)%	3.55%	4.55%
Class I	(2.93)	17.21	(4.61)	3.82	4.82
Russell 2500™ Growth Index	(1.82)	21.44	(7.10)	1.81	3.28
(a)	For the period from December 29, 2003 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

26 Semi-Annual Report	June 30, 2010

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Industrials—23.6%
Allegiant Travel Co.	46,865	$2,001
*Cenveo, Inc.	209,100	1,146
*Corrections Corporation of America	73,455	1,401
*CoStar Group, Inc.	47,800	1,855
Fastenal Co.	57,860	2,904
*GrafTech International, Ltd.	215,700	3,154
Heidrick & Struggles International, Inc.	72,540	1,655
*Huron Consulting Group, Inc.	85,700	1,663
*ICF International, Inc.	59,471	1,423
Kaydon Corporation	51,959	1,707
Manpower, Inc.	69,250	2,990
Robert Half International, Inc.	52,003	1,225
Roper Industries, Inc.	40,800	2,283
*Stericycle, Inc.	66,420	4,356
The Corporate Executive Board Co.	63,300	1,663
TransDigm Group, Inc.	39,508	2,016

		33,442

Consumer Discretionary—21.0%
*Career Education Corporation	82,925	1,909
*Chipotle Mexican Grill, Inc.	10,165	1,391
DeVry, Inc.	36,865	1,935
*Dick’s Sporting Goods, Inc.	175,500	4,368
*Education Management Corporation	88,000	1,342
Gentex Corporation	122,400	2,201
Jarden Corporation	92,200	2,477
*K12, Inc.	83,950	1,862
*O’Reilly Automotive, Inc.	46,150	2,195
P.F. Chang’s China Bistro, Inc.	31,822	1,262
*Steiner Leisure, Ltd.†	38,300	1,472
Strayer Education, Inc.	6,400	1,330
*Tempur-Pedic International, Inc.	78,000	2,398
*Under Armour, Inc. Class “A”	52,960	1,755
*Urban Outfitters, Inc.	52,800	1,816

		29,713

Health Care—17.7%
*AGA Medical Holdings, Inc.	169,159	2,147
*American Medical Systems Holdings, Inc.	81,800	1,809
*athenahealth, Inc.	62,140	1,624
*Brookdale Senior Living, Inc.	56,876	853
*Cerner Corporation	36,600	2,778
*Covance, Inc.	32,900	1,688
CR Bard, Inc.	21,700	1,682
*HMS Holdings Corporation	33,900	1,838
*IDEXX Laboratories, Inc.	25,905	1,578
*Illumina, Inc.	57,700	2,512
*Kensey Nash Corporation	45,816	1,086
*NuVasive, Inc.	39,900	1,415
Perrigo Co.	43,900	2,593
*SXC Health Solutions Corporation†	19,809	1,451

		25,054

Information Technology—17.4%
Blackbaud, Inc.	69,600	1,515
*Cavium Networks, Inc.	62,600	1,640
*Concur Technologies, Inc.	52,400	2,236
*DG FastChannel, Inc.	49,257	1,605

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Information Technology—(continued)
*j2 Global Communications, Inc.	108,075	$2,360
*McAfee, Inc.	73,400	2,255
*Silicon Laboratories, Inc.	42,560	1,726
*Trimble Navigation, Ltd.	62,200	1,742
*Ultimate Software Group, Inc.	74,125	2,436
United Online, Inc.	288,687	1,663
*VeriSign, Inc.	76,200	2,023
*VistaPrint N.V.†	72,757	3,455

		24,656

Financials—8.1%
*Affiliated Managers Group, Inc.	53,980	3,280
*First Horizon National Corporation	157,633	1,805
*FirstService Corporation†	62,375	1,295
Invesco, Ltd.†	173,600	2,922
Jones Lang LaSalle, Inc.	33,200	2,179

		11,481

Energy—4.7%
*Comstock Resources, Inc.	61,800	1,713
*Concho Resources, Inc.	41,740	2,310
*Oceaneering International, Inc.	29,800	1,338
*Oil States International, Inc.	35,200	1,393

		6,754

Consumer Staples—4.4%
Alberto-Culver Co.	118,450	3,209
*Green Mountain Coffee Roasters, Inc.	117,021	3,007

		6,216

Telecommunication Services—1.6%
*Syniverse Holdings, Inc.	112,700	2,305

Total Common Stocks—98.5% (cost $129,979)		139,621

Investment in Affiliate
William Blair Ready Reserves Fund	22,697	23

Total Investment in Affiliate—0.0% (cost $23)		23

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $2,109, collateralized by FHLB, 4.375%, due 09/17/10	$2,109	2,109

Total Repurchase Agreement—1.5% (cost $2,109)		2,109

Total Investments—100.0% (cost $132,111)		141,753

Liabilities, plus cash and other assets—0.0%		(55)

Net assets—100.0%		$141,698

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 27

GLOBAL MARKETS OVERVIEW

Summary

Year to date, the global equity market fell 8.65% as measured by the MSCI AC World IMI (net), with the MSCI World Ex-U.S. Index falling 11.78%. Developed non-U.S. markets underperformed Emerging markets, which fell 5.68%, as measured by the MSCI Emerging Markets IMI (net). The U.S. also underperformed other Developed equity markets, falling 6.28%, as measured by the MSCI US IMI (net), as significant U.S. dollar appreciation particularly hurt European, U.K. and Pacific Ex-Japan returns to U.S. dollar investors. In addition, investor sentiment was hampered by concerns regarding the debt crisis in Europe and the response to it, coupled with concerns about a “double dip” recession. Emerging markets were led by Asia, particularly Indonesia and India, which offset relative weakness from China, while Latin America underperformed, due to weakness in Brazil. Within Emerging Europe, Middle East and Africa (EMEA), South Africa, Egypt and Turkey outperformed Russia and the Central/Eastern European countries. Year to date developed small cap stocks were down 6.31%, as small cap stocks outperformed their larger cap counterparts across most regions. Sectorally, global Consumer and Industrials stocks led relative results, each falling between 3.5% and 4.0%, while Energy fell nearly 16%, and Materials and Utilities were each down approximately 11%. Commodity-related sectors underperformed as the Chinese monetary authorities tightened policy in an attempt to constrain speculation in that market, and the market became concerned about the sustainability of prices amidst potentially softening near term demand.

Outlook

As we enter a more mature phase of recovery, we have seen economic readings begin to weaken throughout the second quarter. Composite leading indicators are rolling over, with the evidence of a potential peak in growth strongest in China. This potential deceleration should not be surprising given the Chinese government’s efforts to restrain real estate markets, but it has become a cause for concern in the markets given China’s important role in global growth. Producer Manufacturing Indices (PMIs) in China and elsewhere are still pointing to growth but are now declining.

Stimulus is fading in the U.S. and employment is stagnant. Sovereign debt concerns have at times threatened to overwhelm Europe and the ECB (European Central Bank) is supporting austerity measures. Fears of a double-dip have re-emerged, and the uncertainties regarding global growth have led to a shift away from risky assets. This risk-off tone has been evidenced by the rally in U.S. Treasuries, the strength of the dollar and the rising price of gold. Despite a fiscal deficit and total debt to GDP ratios that are similar to the worst of the European offenders, the U.S. dollar has appreciated as it is considered to be the best of a dodgy breed.

While the odds of a slowdown have increased and the risks to global growth are now to the downside, double-dips are indeed rare. Indicators are not pointing to negative growth and the reality is that we have likely entered a soft patch as slower growth in the second half will follow the better than expected growth in the first half. We believe that China will avoid a hard landing, the U.S. will maintain positive growth, albeit at a slower rate, and Europe will continue to muddle through.

Earlier this year, with a bubble forming in sections of the residential property market, China put the brakes on lending to moderate prices. While it is possible that they overshoot to the downside, we believe that a hard landing will be averted as policy measures to moderate the housing market are implemented and growth slows from 11.9% in the first quarter to 8-9% in the 2nd half. China’s removal of the U.S. dollar peg was applauded by global leaders and is a

28 Semi-Annual Report	June 30, 2010

positive for the Chinese consumer. China’s inflation rose slightly above target but is very moderate at 3.1% especially given its growth and is expected to stay below 4%. Commodity prices (ex-gold) have retreated promoting lower inflation rates.

Economic readings in the U.S. have become more mixed and fears of a double-dip in housing have resurfaced. Data were strong through the quarter spurred by the $8,000 tax credit but starts and sales plummeted after its expiration. But while purchase applications are depressed, record low mortgage rates have stimulated refinancing activity. U.S. employment data disappointed throughout the quarter. At 9.5%, the unemployment rate is now flat versus a year ago but the most recent decline came from lower participation and not job creation. With the small business recovery yet to come, improvements in the NFIB small business optimism index are a promising sign that we can hope to see a new leg of growth and employment gains. The weak outlook for jobs is negatively impacting confidence but has not flowed through to consumer spending as much as expected. Consumers are also less leveraged than they were going into the crisis.

The sovereign debt crisis in Europe has created pressure for countries to set forth fiscal consolidation plans and some austerity measures have already been imposed. While these measures threaten to weaken already subdued growth, a Euro area double-dip is not the consensus view. The southern countries have remained weak but the German recovery remains intact as industrial production has been strong and exports, as well as those of the rest of the Euro-area have been helped by weakness of the Euro. A weaker exchange rate should be broadly expansionary as strong exports will help to boost government tax receipts and will support employment providing a much needed growth driver.

Aggressive fiscal policy around the world was quite effective during the crisis and prevented a prolonged global recession. Policy makers in the developed economies now face difficult decisions as they must face the deficit positions that they have created or exacerbated. A global debate is heating up between proponents of fiscal austerity and continued stimulative spending. The sovereign debt crisis in Europe has shifted the bias towards tightening while the U.S. has not jumped on the austerity bandwagon and is unlikely to do so ahead of the mid-term elections. Emerging markets do not face the same conflict as their debt-to-GDP ratios are considerably lower.

Monetary policy decisions in the developed world are much simpler as high unemployment persists while near-term inflation threats are benign. Additionally, there are no looming asset bubbles because the impairments in the financial system have prevented excess liquidity from flowing into the system. Central banks are expected to err on the side of tightening too late versus too early given the fragility of growth prospects. This “looser for longer” bias is pro-growth and could be a positive for equity markets.

Earnings expectations have rebounded around the globe. New highs in earnings are predicted for the current fiscal year in the emerging markets regions. Estimates for the developed world still remain 10-40% below prior peaks but earnings revisions going forward will likely slow. Of the cyclical sectors, technology has had the strongest rebound especially in the U.S. Multiples have contracted in every region as macro concerns dominated company fundamentals. Dividend yields are above 3% in Europe (including the U.K.) and companies around the world have substantial cash balances which could be used for future buybacks and/or incremental dividends. Uncertainties remain, but attractive valuations and strong balance sheets create an opportunity for solid returns going forward.

June 30, 2010	William Blair Funds 29

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Global Growth Fund posted a 5.74% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World IMI index (net) declined 8.65%.

The Fund outpaced the Index year to date. Strong stock selection across most sectors and regions augmented first half results. The Fund’s Consumer Discretionary holdings added significant value during the period, driven by positive relative performance across regions, with particular value added in U.S. media and retailing, and Asian auto. Energy stock selection was boosted by good performance with Developed Europe, the U.S. and emerging Asia, while the Fund’s U.S. Healthcare names performed well. Telecommunication Services stock selection was strong due to the performance of sole sector holding, Softbank, due to strength from iPhone and iPad sales and subscriber increases. Regionally, Developed Europe, U.S., and emerging markets stock selection was strong during the first half of the year. Within Developed Europe, the Fund benefited from an underweighting and stock selection in the underperforming Financials sector, coupled with strong performance by European Discretionary, Energy and Materials holdings. Within the U.K., Energy and Financials outperformed. U.S. stock selection was particularly strong within Consumer Discretionary, Consumer Staples, Energy, and Health Care, which more than offset relative weakness within U.S. Financials.

As of June 30, the Fund maintained its focus on Consumer Discretionary holdings at 26.0% of the Fund, with approximately half of that exposure in the U.S. This weighting increased substantially from year end, when Consumer Discretionary represented approximately 16.8%. Financials, while representing approximately 16.0% of the Fund at June 30, was underweighted versus the Index despite significant exposure in emerging markets, due to the underweighting in Developed Asia, the U.S. and Europe Ex-U.K. This positioning did not change substantially since year end. Health Care and Information Technology represented 11.0% and 13.3% of the Fund, above Index weightings and similar to year end, while Industrials declined. Regionally, the Fund increased exposure in Europe Ex-U.K. to 18.3% from 14.1%, and was overweighted versus the market as of June 30. Conversely, U.S. exposure remained relatively stable as of year end and June 30; however, those endpoints belie an increase in the U.S. weighting during the first quarter and a nearly comparable decrease during the second quarter, due largely to a reduction in Energy, Financials, and Health Care names. Emerging markets declined slightly during the six month period, from approximately 22.4% to 20.5%, as exposure within Emerging Asia decreased.

30 Semi-Annual Report	June 30, 2010

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	Since Inception(a)
Class N	(5.74)%	13.86%	(14.15)%
Class I	(5.60)	14.27	(13.87)
MSCI All Country World IMI (net)	(8.65)	13.07	(12.92)
(a)	For the period from October 15, 2007 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 31

Global Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—42.0%
Canada—2.8%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	17,345	$392
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	7,689	269
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	10,800	310

		971

United States—39.2%
*Affiliated Managers Group, Inc. (Capital markets)	4,882	297
American Express Co. (Consumer finance)	15,191	603
*Apple, Inc. (Computers & peripherals)	3,551	893
*AutoZone, Inc. (Specialty retail)	2,426	469
*Bed Bath & Beyond, Inc. (Specialty retail)	11,484	426
*CareFusion Corporation (Health care equipment & supplies)	15,472	351
*Cerner Corporation (Health care technology)	4,462	339
*Chipotle Mexican Grill, Inc. (Hotels, restaurants & leisure)	3,390	464
DeVry, Inc. (Diversified consumer services)	4,670	245
EOG Resources, Inc. (Oil, gas & consumable fuels)	6,320	622
*Express Scripts, Inc. (Health care providers & services)	10,692	503
Family Dollar Stores, Inc. (Multiline retail)	7,931	299
Freeport-McMoRan Copper & Gold, Inc. (Metals & mining)	6,604	390
Gentex Corporation (Auto components)	18,173	327
Goodrich Corporation (Aerospace & defense)	4,801	318
*Google, Inc. Class “A” (Internet software & services)	1,331	592
*GrafTech International, Ltd. (Electrical equipment)	11,720	171
Hewlett-Packard Co. (Computers & peripherals)	14,605	632
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,890	420
J.B. Hunt Transport Services, Inc. (Road & rail)	11,126	363
*j2 Global Communications, Inc. (Internet software & services)	7,957	174
*Kohl’s Corporation (Multiline retail)	8,705	413
Lockheed Martin Corporation (Aerospace & defense)	7,148	533
Lowe’s Cos., Inc. (Specialty retail)	20,009	409
Mead Johnson Nutrition Co. (Food products)	8,324	417
MSC Industrial Direct Co. Class “A” (Trading companies & distributors)	6,100	309
*Newfield Exploration Co. (Oil, gas & consumable fuels)	6,964	340
*Silicon Laboratories, Inc. (Semiconductors & semiconductor equipment)	6,022	244
Starbucks Corporation (Hotels, restaurants & leisure)	23,783	578
The Goldman Sachs Group, Inc. (Capital markets)	4,380	575
*Urban Outfitters, Inc. (Specialty retail)	12,022	413
Yum! Brands, Inc. (Hotels, restaurants & leisure)	13,294	519

		13,648

Issuer	Shares	Value

Common Stocks—Europe—18.3%
Denmark—3.1%
Coloplast A/S (Health care equipment & supplies)	2,002	$199
Novo Nordisk A/S (Pharmaceuticals)	6,900	557
Novozymes A/S (Chemicals)	2,999	320

		1,076

Finland—0.9%
Kone Oyj (Machinery)	7,707	307

Germany—5.9%
Aixtron AG (Semiconductors & semiconductor equipment)	6,073	143
BASF SE (Chemicals)	9,453	516
*Daimler AG (Automobiles)	12,414	628
SAP AG (Software)	13,870	617
Wincor Nixdorf AG (Computers & peripherals)	2,981	167

		2,071

Israel—1.6%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	10,297	535

Norway—1.6%
Statoil ASA (Oil, gas & consumable fuels)	28,100	541

Portugal—1.0%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	37,643	345

Spain—0.4%
Tecnicas Reunidas S.A. (Energy equipment & services)	3,321	151

Switzerland—3.8%
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	11,647	407
*Mettler-Toledo International, Inc. (Life sciences tools & services)	2,327	260
Partners Group Holding AG (Capital markets)	3,051	368
Sika AG (Chemicals)	163	289

		1,324

United Kingdom—10.2%
Amlin plc (Insurance)	51,366	296
BlueBay Asset Management plc (Capital markets)	56,147	241
Compass Group plc (Hotels, restaurants & leisure)	56,371	429
Intertek Group plc (Professional services)	8,459	181
Michael Page International plc (Professional services)	29,630	164
Next plc (Multiline retail)	11,109	331
Petrofac, Ltd. (Energy equipment & services)	22,913	403
Reckitt Benckiser Group plc (Household products)	9,050	421
Standard Chartered plc (Commercial banks)	21,245	517
The Weir Group plc (Machinery)	15,751	242
Vedanta Resources plc (Metals & mining)	10,228	321

		3,546

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2010

Global Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.2%
China—3.7%
CNOOC, Ltd. (Oil, gas & consumable fuels)	373,000	$634
Dongfeng Motor Group Co., Ltd. (Automobiles)	272,000	315
Industrial and Commercial Bank of China (Commercial banks)	459,000	334

		1,283

Indonesia—2.0%
PT Astra International Tbk (Automobiles)	129,500	684

Malaysia—0.6%
Top Glove Corporation Bhd (Health care equipment & supplies)	51,200	216

South Korea—2.4%
Hyundai Motor Co. (Automobiles)	6,979	817

Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	178,000	333
Tripod Technology Corporation (Electronic equipment, instruments & components)	53,000	196

		529

Emerging Latin America—4.2%
Brazil—1.4%
Natura Cosmeticos S.A. (Personal products)	21,400	474

Chile—1.1%
Banco Santander Chile—ADR (Commercial banks)	5,894	396

Mexico—1.7%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	268,200	594

Emerging Europe, Mid-East, Africa—3.9%
South Africa—2.7%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	34,128	337
Mr Price Group, Ltd. (Specialty retail)	33,495	195
Standard Bank Group, Ltd. (Commercial banks)	31,518	418

		950

ADR = American Depository Receipt

† = U.S. listed foreign security

*Non-income producing securities

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.9%—(continued)
Turkey—1.2%
Turkiye Garanti Bankasi A.S. (Commercial banks)	102,137	$425

Japan—4.8%
Canon, Inc. (Office electronics)	14,100	526
Exedy Corporation (Auto components)	5,900	151
Fanuc, Ltd. (Machinery)	4,900	553
Softbank Corporation (Wireless telecommunication services)	16,300	433

		1,663

Asia—1.8%
Australia—1.8%
BHP Billiton, Ltd. (Metals & mining)	19,983	622

Total Common Stocks—95.4% (cost $30,423)		33,168

Preferred Stocks

Emerging Latin America
Itau Unibanco Holding S.A. (Commercial banks)	31,800	572
Randon Participacoes S.A. (Machinery)	34,500	197

Total Preferred Stocks—2.2% (cost $794)		769

Investment in Affiliate
William Blair Ready Reserves Fund	28,800	29

Total Investment in Affiliate—0.1% (cost $29)		29

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $809, collateralized by FHLB, 4.375%, due 9/17/10	$809	809

Total Repurchase Agreement—2.3% (cost $809)		809

Total Investments—100.0% (cost $32,055)		34,775
Cash and other assets, less liabilities—0.0%		11

Net assets—100.0%		$34,786

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 33

Global Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	26.0%
Financials	16.0%
Information Technology	13.3%
Health Care	11.0%
Industrials	9.8%
Energy	8.7%
Materials	7.3%
Consumer Staples	6.6%
Telecommunication Services	1.3%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	44.9%
British Pound Sterling	10.4%
Euro	8.5%
Japanese Yen	4.9%
Hong Kong Dollar	3.8%
Brazilian Real	3.7%
Danish Krone	3.2%
Swiss Franc	3.1%
South African Rand	2.8%
South Korean Won	2.4%
Indonesian Rupiah	2.0%
Australian Dollar	1.8%
Mexican Peso	1.7%
Canadian Dollar	1.7%
Norwegian Krone	1.6%
New Taiwan Dollar	1.6%
Turkish Lira	1.3%
All Other Currencies	0.6%

Total	100.0%

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2010

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 28 for the Global Markets Overview.

The International Growth Fund posted a 4.20% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 10.41%.

Year to date, the Fund’s stock selection was strong in virtually every sector, with the exception of the Fund’s one Utilities holding. In particular, Consumer Discretionary stock selection was strong, added by performance by a number of the Fund’s auto- and transportation-related holdings, coupled with strong performance within the U.K.. Energy stock selection augmented results, as the Fund’s holdings outpaced the Index by nearly 10%. Strong Financials stock selection was driven by the significant underweighting in European Financials stocks, coupled with limited exposure to commercial banks and capital markets companies within the European Union. Moreover, the Fund’s tilt towards Financials with significant Emerging Markets exposure added value. Strong performance in U.K. and Emerging Markets Industrials was also positive. Somewhat detracting from results was performance by EDF Energies Nouvelles S.A., the French alternative Utilities company, which was hampered by concerns about demand and subsidies within the alternative energy space. Regionally, stock selection was strong across most regions, with the exception of Pacific Ex-Japan and Canada. In addition, the Fund’s currency hedging strategy also added just shy of 1% to relative performance.

The Fund’s overall positioning did not substantially change since year end, with its focus remaining in Consumer Discretionary and Industrials at the expense of Materials and Financials. Regionally, the Fund remained underweighted in Developed Market Financials due not only to concerns emanating from the European situation and potential regulatory changes, but also from a growth perspective relative to other opportunities. While the European Financial sector was slightly underweighted versus the Index, the European geographic weighting increased from approximately 23% as of year end, due to the reclassification of Israel (and Teva Pharmaceutical Industries, Ltd.) into Europe from Emerging Europe, Middle East, and Africa (EMEA), coupled with an increase in Consumer Discretionary, Energy and Materials. Emerging Markets exposure was 27.0%, slightly below the 29.4% weighting as of year end, although the complexion of the underlying Emerging Markets regional exposures changed. In particular, we reduced exposure in Emerging Asian Consumer Staples, Industrials, Information Technology and Materials holdings due to concerns about a slowdown in these economies amidst potential overheating concerns, as well as specific valuation concerns. Conversely, exposure in Emerging Latin American Energy, Industrials and Telecommunication Services companies increased. After increasing currency hedges against the Pound Sterling, Euro and Japanese Yen in the first quarter of the year, we began unwinding most exposure following the European debt crisis when the Euro and Sterling significantly depreciated. As a result, as of June 30, the only hedge against U.S. dollar appreciation we maintained in the Fund was a partial hedge against the Japanese Yen. This hedge represented approximately 4% of the Fund’s Net Assets at June 30.

June 30, 2010	William Blair Funds 35

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(4.20)%	16.42%	(11.75)%	2.51%	2.47%
Class I	(4.01)	16.78	(11.47)	2.83	2.76
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	2.23

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

36 Semi-Annual Report	June 30, 2010

International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—28.5%
Belgium—0.6%
Colruyt S.A. (Food & staples retailing)	106,844	$25,134

Denmark—2.0%
Coloplast A/S (Health care equipment & supplies)	179,998	17,866
FLSmidth & Co. A/S (Construction & engineering)	279,902	18,064
Novo Nordisk A/S (Pharmaceuticals)	314,100	25,377
Novozymes A/S (Chemicals)	154,371	16,472
SimCorp A/S (Software)	43,303	6,897

		84,676

Finland—1.1%
Kone Oyj (Machinery)	763,884	30,414
Nokian Renkaat Oyj (Auto components)	649,181	15,888

		46,302

France—5.3%
Air Liquide S.A. (Chemicals)	422,793	42,696
bioMerieux (Health care equipment & supplies)	142,300	14,610
Cie Generale des Etablissements Michelin (Auto components)	479,355	33,398
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	396,564	13,416
Essilor International S.A. (Health care equipment & supplies)	434,102	25,796
Hermes International (Textiles, apparel & luxury goods)	157,772	20,915
L’Oreal S.A. (Personal products)	425,984	41,708
Schneider Electric S.A. (Electrical equipment)	318,909	32,210

		224,749

Germany—4.5%
BASF SE (Chemicals)	1,161,830	63,483
*Daimler AG (Automobiles)	718,533	36,347
Fielmann AG (Specialty retail)	132,990	10,067
Lanxess AG (Chemicals)	270,359	11,380
MAN SE (Machinery)	243,840	20,103
SAP AG (Software)	980,997	43,622
Wincor Nixdorf AG (Computers & peripherals)	94,858	5,302

		190,304

Ireland—0.3%
Paddy Power plc (Hotels, restaurants & leisure)	368,386	11,445

Israel—1.9%
Bezeq Israeli Telecommunication Corp., Ltd. (Diversified telecommunication services)	9,484,302	20,732
Israel Chemicals, Ltd. (Chemicals)	2,509,008	26,138
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	659,925	34,309

		81,179

Italy—0.8%
Ansaldo STS SpA (Transportation infrastructure)	681,263	10,936
DiaSorin SpA (Health care equipment & supplies)	273,591	10,022

Issuer	Shares	Value

Common Stocks—Europe—28.5%—(continued)
Italy—(continued)
Saipem SpA (Energy equipment & services)	466,147	$14,198

		35,156

Norway—1.3%
*Norwegian Air Shuttle ASA (Airlines)	348,631	5,574
Statoil ASA (Oil, gas & consumable fuels)	2,608,900	50,260

		55,834

Portugal—0.4%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	1,773,207	16,246

Spain—2.2%
Banco Santander S.A. (Commercial banks)	5,337,036	55,965
Inditex S.A. (Specialty retail)	375,281	21,399
Tecnicas Reunidas S.A. (Energy equipment & services)	310,555	14,123

		91,487

Sweden—0.2%
Elekta AB (Health care equipment & supplies)	332,018	8,402

Switzerland—7.9%
*ABB, Ltd. (Electrical equipment)	904,993	15,757
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	1,517,355	52,974
Credit Suisse Group AG (Capital markets)	349,132	13,126
Geberit AG (Building products)	117,166	18,231
Kuehne + Nagel International AG (Marine)	188,115	19,364
Novartis AG (Pharmaceuticals)	890,273	43,145
*Orascom Development Holding AG (Hotels, restaurants & leisure)	109,528	6,076
Partners Group Holding AG (Capital markets)	208,232	25,125
Roche Holding AG (Pharmaceuticals)	94,921	13,792
SGS S.A. (Professional services)	25,338	34,198
Sika AG (Chemicals)	9,633	17,076
Sonova Holding AG (Health care equipment & supplies)	188,900	23,181
Zurich Financial Services AG (Insurance)	247,079	54,460

		336,505

United Kingdom—19.6%
Abcam plc (Biotechnology)	390,302	7,129
Admiral Group plc (Insurance)	1,372,535	28,744
Aggreko plc (Commercial services & supplies)	795,726	16,705
AMEC plc (Energy equipment & services)	1,460,458	17,893
Amlin plc (Insurance)	2,922,234	16,819
Aveva Group plc (Software)	626,588	10,516
Babcock International Group plc (Commercial services & supplies)	2,961,723	26,312
Barclays plc (Commercial banks)	10,037,646	40,065
BHP Billiton plc (Metals & mining)	2,124,238	55,078
BlueBay Asset Management plc (Capital markets)	1,981,156	8,484
Britvic plc (Beverages)	1,727,867	12,245
Burberry Group plc (Textiles, apparel & luxury goods)	1,148,165	12,967

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 37

International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.6%—(continued)
*Cairn Energy plc (Oil, gas & consumable fuels)	2,909,808	$17,876
Chemring Group plc (Aerospace & defense)	365,436	16,160
Compass Group plc (Hotels, restaurants & leisure)	3,286,320	25,001
*Dana Petroleum plc (Oil, gas & consumable fuels)	811,644	13,663
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	1,449,531	8,190
Experian plc (Professional services)	1,917,523	16,675
*Heritage Oil plc (Oil, gas & consumable fuels)	1,852,566	10,850
HSBC Holdings plc (Commercial banks)	485,200	4,448
Inmarsat plc (Diversified telecommunication services)	1,143,139	12,121
Intertek Group plc (Professional services)	803,325	17,221
Johnson Matthey plc (Chemicals)	918,153	20,399
Lancashire Holdings, Ltd. (Insurance)	1,093,134	8,103
Meggitt plc (Aerospace & defense)	1,900,607	8,857
Michael Page International plc (Professional services)	2,398,335	13,277
Micro Focus International plc (Software)	812,865	5,108
Mothercare plc (Multiline retail)	715,393	6,071
Next plc (Multiline retail)	1,359,638	40,537
Petrofac, Ltd. (Energy equipment & services)	1,438,148	25,301
Rightmove plc (Media)	690,174	6,474
*Rolls-Royce Group plc (Aerospace & defense)	5,542,009	46,258
Rotork plc (Machinery)	1,039,984	19,873
RPS Group plc (Commercial services & supplies)	2,849,484	7,930
Serco Group plc (Commercial services & supplies)	2,417,037	21,108
Smith & Nephew plc (Health care equipment & supplies)	2,077,300	19,625
Spirax-Sarco Engineering plc (Machinery)	529,194	10,782
Standard Chartered plc (Commercial banks)	2,560,181	62,341
*Telecity Group plc (Internet software & services)	967,535	5,764
*The Berkeley Group Holdings plc (Household durables)	1,150,950	13,059
The Capita Group plc (Professional services)	1,998,602	22,019
The Weir Group plc (Machinery)	1,118,870	17,189
Ultra Electronics Holdings plc (Aerospace & defense)	544,922	12,446
Vedanta Resources plc (Metals & mining)	789,268	24,798
Victrex plc (Chemicals)	669,386	10,889
VT Group plc (Commercial services & supplies)	560,541	6,449

		829,819

Emerging Asia—13.8%
China—3.7%
China Yurun Food Group, Ltd. (Food products)	3,718,000	11,692
China Zhongwang Holdings, Ltd. (Metals & mining)	20,880,400	13,226

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.8%—(continued)
China—(continued)
CNOOC, Ltd. (Oil, gas & consumable fuels)	35,740,000	$60,747
Dongfeng Motor Group Co., Ltd. (Automobiles)	15,590,000	18,083
Industrial and Commercial Bank of China (Commercial banks)	55,356,000	40,236
Lonking Holdings, Ltd. (Machinery)	8,970,000	5,942
Minth Group, Ltd. (Auto components)	5,484,000	6,480

		156,406

India—3.7%
Asian Paints, Ltd. (Chemicals)	259,124	12,771
Axis Bank, Ltd. (Commercial banks)	351,121	9,308
Housing Development Finance Corporation (Thrifts & mortgage finance)	369,798	23,305
Infosys Technologies, Ltd. (IT services)	624,655	37,269
Jindal Steel & Power, Ltd. (Metals & mining)	1,714,531	22,894
Lupin, Ltd. (Pharmaceuticals)	275,819	11,612
Reliance Industries, Ltd. (Oil, gas & consumable fuels)	769,984	17,920
Tata Motors, Ltd. (Machinery)	1,044,319	17,294
Yes Bank, Ltd. (Commercial banks)	763,463	4,376

		156,749

Indonesia—2.8%
PT Astra International Tbk (Automobiles)	8,692,000	45,924
PT Bank Rakyat Indonesia (Commercial banks)	38,297,500	38,882
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	10,998,000	9,977
PT United Tractors Tbk (Machinery)	11,861,000	24,311

		119,094

Malaysia—0.2%
Top Glove Corporation Bhd (Health care equipment & supplies)	1,634,400	6,908

Papua New Guinea—0.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	2,101,336	9,668

South Korea—1.6%
Hyundai Mobis (Auto components)	109,731	18,404
Hyundai Motor Co. (Automobiles)	430,170	50,334

		68,738

Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	22,655,000	42,343
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,788,000	6,612
Wistron Corporation (Computers & peripherals)	5,014,000	7,347

		56,302

Thailand—0.3%
CP ALL PCL (Food & staples retailing)	11,964,700	10,620

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2010

International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—12.7%
ABC-Mart, Inc. (Specialty retail)	128,500	$5,041
Canon, Inc. (Office electronics)	1,756,400	65,460
Dena Co., Ltd. (Internet & catalog retail)	201,000	5,307
Exedy Corporation (Auto components)	264,000	6,768
F.C.C. Co., Ltd. (Auto components)	213,203	3,984
Fanuc, Ltd. (Machinery)	458,100	51,730
*Gree, Inc. (Internet software & services)	150,600	12,026
Hoya Corporation (Electronic equipment, instruments & components)	1,048,000	22,299
K’s Holdings Corporation (Specialty retail)	460,200	9,408
kabu.com Securities Co., Ltd. (Capital markets)	1,257,600	5,899
Kakaku.com, Inc. (Internet software & services)	1,720	7,106
Keyence Corporation (Electronic equipment, instruments & components)	138,100	31,934
Komatsu, Ltd. (Machinery)	1,255,100	22,599
Makita Corporation (Machinery)	505,200	13,519
Miraca Holdings, Inc. (Health care providers & services)	295,000	8,830
MISUMI Group, Inc. (Trading companies & distributors)	558,500	10,314
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	404,100	19,271
Nabtesco Corporation (Machinery)	464,000	7,152
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	1,743,000	19,965
Nitori Co., Ltd. (Specialty retail)	188,270	16,229
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,506	6,396
Park24 Co., Ltd. (Commercial services & supplies)	859,800	9,223
Point, Inc. (Specialty retail)	179,170	9,827
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	78,600	7,521
Softbank Corporation (Wireless telecommunication services)	1,864,800	49,461
Sony Financial Holdings, Inc. (Insurance)	3,283	10,951
Terumo Corporation (Health care equipment & supplies)	265,500	12,715
USS Co., Ltd. (Specialty retail)	160,030	11,432
Yahoo! Japan Corporation (Internet software & services)	134,301	53,529
Yamada Denki Co., Ltd. (Specialty retail)	328,510	21,465

		537,361

Emerging Latin America—9.6%
Brazil—5.3%
Amil Participacoes S.A. (Insurance)	562,000	4,561
BR Malls Participacoes S.A. (Real estate management & development)	522,300	6,800
BR Properties S.A. (Real estate management & development)	1,293,570	9,209
Cyrela Brazil Realty S.A. (Household durables)	1,506,100	16,279
Diagnosticos da America S.A. (Health care providers & services)	928,800	8,743
*GP Investments, Ltd. (Capital markets)	1,442,043	4,809
Localiza Rent a Car S.A. (Road & rail)	1,349,300	15,661
Lojas Renner S.A. (Multiline retail)	583,600	15,843
*Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	982,410	7,429

Issuer	Shares	Value

Common Stocks— Emerging Latin America—9.6%—(continued)
Brazil—(continued)
MRV Engenharia e Participacoes S.A. (Household durables)	1,086,164	$7,648
Natura Cosmeticos S.A. (Personal products)	1,484,200	32,891
OdontoPrev S.A. (Health care providers & services)	196,900	6,862
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	2,330,000	21,583
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	925,700	7,816
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	2,718,563	46,690
SLC Agricola S.A. (Food products)	619,200	4,597
Totvs S.A. (Software)	89,700	6,657

		224,078

Chile—0.9%
Banco Santander Chile—ADR (Commercial banks)	294,527	19,760
Lan Airlines S.A. (Airlines)	1,020,184	19,056

		38,816

Colombia—0.8%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	1,401,531	31,413

Mexico—1.9%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	855,059	40,615
Banco Compartamos S.A. de C.V. (Consumer finance)	1,776,700	9,234
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,293,628	4,296
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	2,570,000	6,101
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	9,714,800	21,521

		81,767

Panama—0.2%
Copa Holdings S.A. Class “A” (Airlines)†	178,576	7,897

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	249,712	22,696

Canada—4.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	1,546,028	34,971
Canadian Western Bank (Commercial banks)	395,232	8,777
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	561,409	19,597
First Quantum Minerals, Ltd. (Metals & mining)	182,938	9,202
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	554,200	15,920
Home Capital Group, Inc. (Thrifts & mortgage finance)	104,016	4,120
Niko Resources, Ltd. (Oil, gas & consuma ble fuels)	291,539	27,115
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	902,529	17,957

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 39

International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Canada—4.6%—(continued)
Petrominerales, Ltd. (Oil, gas & consumable fuels)	271,698	$6,342
The Toronto-Dominion Bank (Commercial banks)	447,365	28,988
Tim Hortons, Inc. (Hotels, restaurants & leisure)	669,585	21,436

		194,425

Emerging Europe, Mid-East, Africa—3.6%
Egypt—0.3%
Commercial International Bank Egypt S.A.E. (Commercial banks)	750,509	8,786
Egyptian Financial Group-Hermes Holding (Capital markets)	1,052,537	5,310

		14,096

South Africa—2.0%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	1,809,481	17,868
Clicks Group, Ltd. (Multiline retail)	1,422,030	6,256
Shoprite Holdings, Ltd. (Food & staples retailing)	1,970,795	21,188
Standard Bank Group, Ltd. (Commercial banks)	2,185,896	28,987
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	726,838	10,347

		84,646

Turkey—1.1%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	896,238	24,840
Turkiye Garanti Bankasi A.S. (Commercial banks)	5,092,541	21,193

		46,033

United Arab Emirates—0.2%
First Gulf Bank PJSC (Commercial banks)	2,330,208	9,426

Asia—3.2%
Australia—0.8%
Seek, Ltd. (Professional services)	740,725	4,313
Wesfarmers, Ltd. (Food & staples retailing)	872,175	20,846
WorleyParsons, Ltd. (Energy equipment & services)	469,259	8,634

		33,793

Hong Kong—1.7%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	1,057,500	8,215

ADR = American Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2010.

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—3.2%—(continued)
Hong Kong—(continued)
Li & Fung, Ltd. (Distributors)	8,932,000	$39,962
Noble Group, Ltd. (Trading companies & distributors)	19,075,916	23,057

		71,234

Singapore—0.7%
CapitaLand, Ltd. (Real estate management & development)	5,710,000	14,560
CapitaMalls Asia, Ltd. (Real estate management & development)	9,862,000	14,745

		29,305

Total Common Stocks—95.6% (cost $3,748,423)		4,048,709

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$2,875	1,633

Total Convertible Bond—0.0% (cost $1,491)		1,633

Exchange-Traded Fund
China—0.8%
iShares FTSE/Xinhua A50 China Index	21,306,100	31,411

Total Exchange-Traded Fund—0.8% (cost $34,326)		31,411

Investment in Affiliate
William Blair Ready Reserves Fund	6,376,231	6,376

Total Investment in Affiliate—0.2% (cost $6,376)		6,376

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$6,000	6,000

Total Short-Term Investment—0.1% (cost $6,000)		6,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $84,717, collateralized by various U.S. Agency securities, 1.625%—2.000%, due 3/7/13—4/15/13	84,717	84,717

Total Repurchase Agreement—2.0% (cost $84,717)		84,717

Total Investments—98.7% (cost $3,881,333)		4,178,846
Cash and other assets, less liabilities—1.3%		54,375

Net assets—100.0%		$4,233,221

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2010

International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	18.0%
Financials	17.5%
Consumer Discretionary	16.7%
Energy	10.6%
Information Technology	10.2%
Materials	8.6%
Health Care	8.1%
Consumer Staples	6.2%
Telecommunication Services	3.0%
Exchange-Traded Fund	0.8%
Utilities	0.3%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.2%
Euro	15.7%
Japanese Yen	13.2%
Swiss Franc	8.2%
Hong Kong Dollar	5.9%
Brazilian Real	5.5%
Canadian Dollar	4.7%
U.S. Dollar	3.9%
Indian Rupee	3.8%
Indonesian Rupiah	2.9%
Danish Krone	2.1%
South African Rand	2.1%
South Korean Won	1.7%
New Taiwan Dollar	1.4%
Norwegian Krone	1.4%
Singapore Dollar	1.3%
Israeli Shekel	1.1%
Turkish Lira	1.1%
Australian Dollar	1.1%
Mexican Peso	1.0%
All Other Currencies	1.7%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 41

W. George Greig

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The International Equity Fund posted a 9.21% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 10.41%.

Year to date stock selection was particularly strong in Discretionary, Energy and Financials. Within Financials, the Fund’s underweighting and stock selection in Europe Ex-U.K. added value, as the Fund eschewed a number of the E.U. commercial banks and capital markets financial institutions, given concerns about debt within the peripheral E.U. economies and ramifications for cross-border financial institutions. Emerging markets Financials performance also augmented results during the first half, as these holdings were not weighed down by slowdown concerns. Regionally, Developed European stock selection added value as did strong performance within Canada and Emerging Asia. The key detractor from performance year to date was Japanese Discretionary and Industrials stock selection.

As of June 30, the Fund maintained its focus in Industrials at 22.7% of the Fund, nearly double that of the MSCI ACWI Ex-U.S. IMI. Financials, while underweighted versus the Index, represented 20.6% of the Fund. Consumer Discretionary and Information Technology each represented approximately 12% of the Fund, above Index weightings. The Fund was most significantly underweighted in Materials, Telecommunication Services and Utilities at quarter end. These exposures did not appreciably change during the six month period. Regionally, the Fund maintained its focus in Developed Europe and Canada at the expense of Developed Asia. Within Europe Ex-U.K., specifically, the Fund was significantly overweighted in Healthcare and Industrials, sectors that generally benefit from a weak euro, and significantly underweighted in Financials, with no exposure in Materials, Telecommunication Services and Utilities. Emerging markets represented 18.4% of the Fund, below the index weighting of 23.5%, and a decrease since year end, due largely to an underweighting in Emerging Asia, and a reclassification of Israel into Europe Ex-U.K. during the quarter, as one of our largest Emerging Markets Europe, Mid-East and Africa holdings was reclassified.

42 Semi-Annual Report	June 30, 2010

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(9.21)%	9.45%	(12.77)%	0.01%	1.89%
Class I	(9.05)	9.72	(12.55)	0.27	2.17
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	6.49
(a)	For the period from May 24, 2004 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 43

International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—29.5%
Denmark—1.8%
Novo Nordisk A/S (Pharmaceuticals)	62,789	$5,073

Finland—1.2%
Kone Oyj (Machinery)	82,794	3,296

France—5.1%
AXA S.A. (Insurance)	127,788	1,952
Cie Generale des Etablissements Michelin (Auto components)	40,015	2,788
L’Oreal S.A. (Personal products)	37,232	3,645
Schneider Electric S.A. (Electrical equipment)	39,425	3,982
Vinci S.A. (Construction & engineering)	53,464	2,220

		14,587

Germany—4.5%
*Infineon Technologies AG (Semiconductors & semiconductor equipment)	274,090	1,589
MAN SE (Machinery)	52,704	4,345
*QIAGEN N.V. (Life sciences tools & services)	143,769	2,797
SAP AG (Software)	93,755	4,169

		12,900

Ireland—1.6%
*Ryanair Holdings plc—ADR (Airlines)	171,745	4,653

Israel—2.0%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	111,349	5,789

Italy—1.6%
Saipem SpA (Energy equipment & services)	153,903	4,688

Spain—2.3%
Banco Santander S.A. (Commercial banks)	226,014	2,370
Inditex S.A. (Specialty retail)	75,868	4,326

		6,696

Switzerland—9.4%
*ABB, Ltd. (Electrical equipment)	199,825	3,479
*Actelion, Ltd. (Biotechnology)	52,820	1,978
Credit Suisse Group AG (Capital markets)	100,774	3,789
Julius Baer Group, Ltd. (Capital markets)	48,098	1,371
Nestle S.A. (Food products)	114,991	5,545
Roche Holding AG (Pharmaceuticals)	31,895	4,390
Sonova Holding AG (Health care equipment & supplies)	16,525	2,028
Zurich Financial Services AG (Insurance)	19,487	4,295

		26,875

United Kingdom—20.3%
Amlin plc (Insurance)	257,422	1,482
*Autonomy Corporation plc (Software)	125,456	3,420
Barclays plc (Commercial banks)	807,935	3,225
BG Group plc (Oil, gas & consumable fuels)	288,209	4,286
British Sky Broadcasting Group plc (Media)	421,982	4,406
Burberry Group plc (Textiles, apparel & luxury goods)	246,195	2,780
Compass Group plc (Hotels, restaurants & leisure)	463,369	3,525
Experian plc (Professional services)	267,250	2,324
HSBC Holdings plc (Commercial banks)	277,620	2,545
Johnson Matthey plc (Chemicals)	99,047	2,201
Petrofac, Ltd. (Energy equipment & services)	155,776	2,741

Issuer	Shares	Value

Common Stocks—Europe—(continued)
United Kingdom—(continued)
Reckitt Benckiser Group plc (Household products)	129,689	$6,032
*Rolls-Royce Group plc (Aerospace & defense)	469,821	3,921
Rotork plc (Machinery)	83,564	1,597
Standard Chartered plc (Commercial banks)	184,259	4,487
The Capita Group plc (Professional services)	249,804	2,752
Tullow Oil plc (Oil, gas & consumable fuels)	226,389	3,368
Vedanta Resources plc (Metals & mining)	89,953	2,826

		57,918

Japan—13.1%
Canon, Inc. (Office electronics)	76,200	2,840
Daikin Industries, Ltd. (Building products)	74,700	2,278
Fanuc, Ltd. (Machinery)	38,700	4,370
Hoya Corporation (Electronic equipment, instruments & components)	119,800	2,549
Keyence Corporation (Electronic equipment, instruments & components)	16,300	3,769
Komatsu, Ltd. (Machinery)	175,200	3,155
Makita Corporation (Machinery)	43,300	1,159
Mitsubishi Corporation (Trading companies & distributors)	187,900	3,887
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	666,500	3,026
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	200,000	2,291
Softbank Corporation (Wireless telecommunication services)	86,100	2,284
Terumo Corporation (Health care equipment & supplies)	41,100	1,968
Yahoo! Japan Corporation (Internet software & services)	5,448	2,171
Yamada Denki Co., Ltd. (Specialty retail)	25,370	1,658

		37,405

Emerging Asia—11.2%
China—3.1%
China Life Insurance Co., Ltd. (Insurance)	781,000	3,415
CNOOC, Ltd. (Oil, gas & consumable fuels)	2,229,000	3,789
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	538,500	1,765

		8,969

India—4.4%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	73,874	3,892
*Cairn India, Ltd. (Oil, gas & consumable fuels)	378,966	2,454
HDFC Bank, Ltd.—ADR (Commercial banks)	15,028	2,149
Infosys Technologies, Ltd. (IT services)	67,838	4,047

		12,542

Indonesia—0.8%
PT Bank Rakyat Indonesia (Commercial banks)	2,314,000	2,350

South Korea—1.5%
Hyundai Motor Co. (Automobiles)	35,282	4,128

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2010

International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—(continued)
Taiwan—1.4%
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	667,000	$2,338
MediaTek, Inc. (Semiconductors & semiconductor equipment)	120,312	1,679

		4,017

Canada—8.1%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	143,397	3,244
Canadian National Railway Co. (Road & rail)†	81,895	4,699
Goldcorp, Inc. (Metals & mining)†	86,477	3,792
Royal Bank of Canada (Commercial banks)	54,477	2,595
The Toronto-Dominion Bank (Commercial banks)	48,363	3,134
Thomson Reuters Corporation (Media)	63,680	2,279
Tim Hortons, Inc. (Hotels, restaurants & leisure)	105,343	3,372

		23,115

Asia—5.2%
Australia—1.6%
BHP Billiton, Ltd.—ADR (Metals & mining)	44,797	2,777
WorleyParsons, Ltd. (Energy equipment & services)	102,583	1,887

		4,664

Hong Kong—2.9%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	216,900	1,685
Li & Fung, Ltd. (Distributors)	874,000	3,910
Noble Group, Ltd. (Trading companies & distributors)	2,103,727	2,543

		8,138

Singapore—0.7%
CapitaLand, Ltd. (Real estate management & development)	813,000	2,073

Emerging Latin America—4.6%
Brazil—3.6%
BM&F BOVESPA S.A. (Diversified financial services)	514,771	3,308
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	35,245	1,210
Vale S.A.—ADR (Metals & mining)	133,569	3,252
Weg S.A. (Machinery)	286,000	2,646

		10,416

ADR = American Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—(continued)
Mexico—1.0%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,217,800	$2,698

Emerging Europe, Mid-East, Africa—1.7%
South Africa—0.8%
Standard Bank Group, Ltd. (Commercial banks)	171,625	2,276

Turkey—0.9%
Turkiye Garanti Bankasi A.S. (Commercial banks)	630,652	2,625

Total Common Stocks—93.7% (cost $243,904)		267,891

Preferred Stock
Brazil—0.9%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	182,323	2,713

Total Preferred Stock—0.9% (cost $2,057)		2,713

Investment in Affiliate
William Blair Ready Reserves Fund	4,954	5

Total Investment in Affiliate—0.0% (cost $5)		5

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $10,007, collateralized by FFCB, 1.625%, due 3/7/13	$10,007	10,007

Total Repurchase Agreement—3.5% (cost $10,007)		10,007

Total Investments—98.1% (cost $255,973)		280,616
Cash and other assets, less liabilities—1.9%		5,297

Net assets—100.0%		$285,913

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 45

International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.7%
Financials	20.6%
Consumer Discretionary	12.9%
Information Technology	12.0%
Energy	10.0%
Health Care	8.9%
Consumer Staples	6.6%
Materials	5.5%
Telecommunication Services	0.8%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.5%
Euro	15.6%
Japanese Yen	13.8%
U.S. Dollar	11.7%
Swiss Franc	9.9%
Hong Kong Dollar	6.3%
Canadian Dollar	4.2%
Indian Rupee	3.8%
Brazilian Real	3.2%
Danish Krone	1.9%
Singapore Dollar	1.7%
South Korean Won	1.5%
New Taiwan Dollar	1.5%
All Other Currencies	4.4%

Total	100.0%

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2010

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 28 for the Global Markets Overview.

The International Small Cap Growth Fund decreased 2.31% (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined 5.32%.

Sector stock selection drove year to date outperformance, coupled with good performance across most regions, except for Emerging Asia. Within Consumer Discretionary, Japanese internet website Start Today Co., Ltd. performed well, as did footwear retailer ABC-Mart, Inc. U.K. Consumer Discretionary stock selection was strong, outperforming by nearly 21%, while Emerging Europe, Middle East and Africa (EMEA) and Latin American stocks also added value. Consumer Staples stock selection benefited from good performance by Unicharm Petcare Corporation as its parent company made a tender offer for the remaining outstanding publicly traded shares. Industrials stock selection was bolstered by strong Developed Europe and Emerging Markets stock selection, particularly within the defense, services, and transportation industries. Materials and Energy stock selection was also additive to results for the year to date period, as the Fund’s Materials holdings outperformed by over 31%, and Energy by nearly 13% versus the Index. Somewhat detracting from year to date results was Financials, Information Technology, and Utilities stock selection. Within Financials, the Fund’s underweighting and stock selection in Europe was more than offset by underperformance in Asian Financials holdings and U.K. asset management firms. Information Technology stock selection was hampered by several stock-specific issues, while EDF Energies Nouvelles S.A., the sole Utilities holding, underperformed the sector as a whole, as investors were concerned about the timing of wind farm development in the U.S., coupled with potentially reduced subsidies for alternative energy within Europe as a result of austerity measures.

As of June 30, the Fund maintained its focus in Consumer Discretionary at 26.6% of the Fund, with just over 7% within emerging markets specifically, well above the 16.5% Index weighting, and an increase since year end. Industrials was the second largest sector at 19.1% of the Fund, albeit underweighted versus the Index’s 21.7% weighting. Information Technology and Healthcare represented 15.0% and 13.5% of the Fund, respectively, well above Index weightings. We increased exposure to Emerging Markets and U.K. Healthcare holdings during the period, at the expense of Japanese Industrials. Since year end, we reduced our already underweighted Financials exposure from 12.6% to 9.9%. Materials, representing 4.1% of the Fund, remained significantly underweighted versus the market throughout the six month period. Regionally, the Fund was overweighted in Developed European stocks, due largely to Healthcare, Information Technology and Consumer Discretionary weightings within Europe Ex-U.K. and Industrials holdings within the U.K. Emerging markets represented 22.8% of the Fund at June 30, above the 18.8% as of year end, but lower than the Index weighting, due largely to an underweighting in the emerging Asian region.

June 30, 2010	William Blair Funds 47

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	(2.31)%	23.00%	(9.91)%	2.51%
Class I	(2.19)	23.21	(9.60)	2.83
MSCI AC World Ex-U.S. Small Cap Index (net)	(5.32)	19.98	(9.68)	3.76
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

48 Semi-Annual Report	June 30, 2010

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—27.1%
Austria—0.4%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	40,651	$1,843

Denmark—1.7%
FLSmidth & Co. A/S (Construction & engineering)	99,420	6,416
SimCorp A/S (Software)	5,318	847

		7,263

Finland—2.0%
Nokian Renkaat Oyj (Auto components)	361,056	8,836

France—3.0%
bioMerieux (Health care equipment & supplies)	58,739	6,031
*Boursorama (Capital markets)	152,766	1,518
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	49,132	1,662
Gemalto N.V. (Computers & peripherals)	108,366	4,078

		13,289

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	247,766	5,857
CTS Eventim AG (Media)	43,054	2,074
Fielmann AG (Specialty retail)	44,923	3,401
Wincor Nixdorf AG (Computers & peripherals)	50,204	2,806
Wirecard AG (IT services)	365,197	3,111

		17,249

Ireland—1.5%
*Norkom Group plc (Software)	215,133	347
Paddy Power plc (Hotels, restaurants & leisure)	195,972	6,088

		6,435

Italy—2.5%
Ansaldo STS SpA (Transportation infrastructure)	217,207	3,487
DiaSorin SpA (Health care equipment & supplies)	99,945	3,661
Trevi Finanziaria SpA (Construction & engineering)	266,974	3,831

		10,979

Luxembourg—1.0%
Oriflame Cosmetics S.A. (Personal products)	83,200	4,321

Netherlands—0.5%
BinckBank N.V. (Capital markets)	179,314	2,231

Norway—0.7%
*Norwegian Air Shuttle ASA (Airlines)	95,256	1,523
Opera Software ASA (Internet software & services)	171,405	590
*Pronova BioPharma A/S (Pharmaceuticals)	510,609	1,006

		3,119

Spain—1.6%
Tecnicas Reunidas S.A. (Energy equipment & services)	158,310	7,200

Sweden—1.6%
Elekta AB (Health care equipment & supplies)	283,883	7,184

Issuer	Shares	Value

Common Stocks—Europe—27.1%—(continued)
Switzerland—6.7%
*Dufry Group (Specialty retail)	55,866	$4,178
*Orascom Development Holding AG (Hotels, restaurants & leisure)	39,856	2,211
Partners Group Holding AG (Capital markets)	78,830	9,512
Sika AG (Chemicals)	2,919	5,174
*Temenos Group AG (Software)	357,555	8,608

		29,683

United Kingdom—22.1%
Abcam plc (Biotechnology)	141,429	2,583
Aggreko plc (Commercial services & supplies)	214,055	4,494
Amlin plc (Insurance)	1,009,467	5,810
Ashmore Group plc (Capital markets)	589,384	2,127
*ASOS plc (Internet & catalog retail)	154,303	1,973
Aveva Group plc (Software)	201,540	3,382
Babcock International Group plc (Commercial services & supplies)	814,504	7,236
*Blinkx plc (Internet software & services)	2,006,326	1,109
BlueBay Asset Management plc (Capital markets)	199,031	852
Britvic plc (Beverages)	735,535	5,213
*Ceres Power Holdings plc (Electrical equipment)	262,261	295
Chemring Group plc (Aerospace & defense)	75,742	3,349
*Dana Petroleum plc (Oil, gas & consumable fuels)	359,274	6,048
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	255,283	1,442
*EnQuest plc (Oil, gas & consumable fuels)	299,681	445
Intertek Group plc (Professional services)	113,091	2,424
Lancashire Holdings, Ltd. (Insurance)	232,960	1,727
Meggitt plc (Aerospace & defense)	784,642	3,657
Michael Page International plc (Professional services)	799,923	4,429
Micro Focus International plc (Software)	544,439	3,421
Mothercare plc (Multiline retail)	264,430	2,244
Petrofac, Ltd. (Energy equipment & services)	257,082	4,523
*Promethean World plc (Diversified consumer services)	350,726	953
Rightmove plc (Media)	248,521	2,331
RPS Group plc (Commercial services & supplies)	316,754	882
Serco Group plc (Commercial services & supplies)	978,331	8,544
Spirax-Sarco Engineering plc (Machinery)	158,159	3,222
*Telecity Group plc (Internet software & services)	338,559	2,017
The Weir Group plc (Machinery)	536,643	8,244
Victrex plc (Chemicals)	166,542	2,709

		97,685

Japan—16.7%
ABC-Mart, Inc. (Specialty retail)	232,414	9,117
Aeon Delight Co., Ltd. (Commercial services & supplies)	83,700	1,629
CyberAgent, Inc. (Media)	1,378	2,042
Dena Co., Ltd. (Internet & catalog retail)	173,700	4,587
Disco Corporation (Semiconductors & semiconductor equipment)	53,900	3,410

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 49

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—16.7%—(continued)
EPS Co., Ltd. (Life sciences tools & services)	560	$1,416
Exedy Corporation (Auto components)	148,800	3,815
F.C.C. Co., Ltd. (Auto components)	160,709	3,003
*Gree, Inc. (Internet software & services)	60,130	4,802
kabu.com Securities Co., Ltd. (Capital markets)	201,900	947
Kakaku.com, Inc. (Internet software & services)	614	2,537
Miraca Holdings, Inc. (Health care providers & services)	294,500	8,815
Nabtesco Corporation (Machinery)	244,000	3,761
Nitori Co., Ltd. (Specialty retail)	59,950	5,168
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,367	5,805
Point, Inc. (Specialty retail)	71,440	3,919
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	26,300	2,517
Start Today Co., Ltd. (Internet & catalog retail)	245	671
USS Co., Ltd. (Specialty retail)	82,050	5,861

		73,822

Emerging Asia—14.6%
China—8.1%
361 Degrees International, Ltd. (Textiles, apparel & luxury goods)	6,448,000	4,594
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	2,613,559	3,736
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,796,429	2,005
China Green (Holdings), Ltd. (Food products)	1,754,556	1,761
China High Speed Transmission Equipment Group Co., Ltd. (Electrical equipment)	1,056,000	2,218
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	1,752,998	1,932
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	99,812	595
Golden Eagle Retail Group, Ltd. (Multiline retail)	285,000	595
Haitian International Holdings, Ltd. (Machinery)	1,481,496	1,034
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,278,373	4,189
Lonking Holdings, Ltd. (Machinery)	4,126,000	2,733
Minth Group, Ltd. (Auto components)	2,463,384	2,911
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	5,779,000	3,806
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	300,800	1,310
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,132,865	2,398

		35,817

India—3.0%
Ipca Laboratories, Ltd. (Pharmaceuticals)	378,865	2,368
Lupin, Ltd. (Pharmaceuticals)	178,480	7,514
Yes Bank, Ltd. (Commercial banks)	598,128	3,428

		13,310

Issuer	Shares	Value

Common Stocks—Emerging Asia—14.6%—(continued)
Indonesia—1.1%
*PT Ciputra Development Tbk (Real estate management & development)	14,294,000	$523
PT Kalbe Farma Tbk (Pharmaceuticals)	10,314,500	2,368
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	2,159,000	1,959

		4,850

Taiwan—2.4%
Chicony Electronics Co., Ltd. (Computers & peripherals)	1,306,000	2,895
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,041,000	3,849
Wistron Corporation (Computers & peripherals)	2,441,000	3,577

		10,321

Canada—6.0%
*Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	191,809	1,265
Canadian Western Bank (Commercial banks)	143,600	3,189
*Consolidated Thompson Iron Mines, Ltd. (Metals & mining)	403,378	2,751
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	240,700	6,914
Home Capital Group, Inc. (Thrifts & mortgage finance)	54,147	2,145
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	200,562	2,163
Petrominerales, Ltd. (Oil, gas & consumable fuels)	121,785	2,843
*Red Back Mining, Inc. (Metals & mining)	203,289	5,138

		26,408

Emerging Latin America—4.6%
Brazil—2.5%
Brasil Brokers Participacoes S.A. (Real estate management & development)	319,800	1,031
Localiza Rent a Car S.A. (Road & rail)	201,400	2,338
Lojas Renner S.A. (Multiline retail)	146,900	3,988
OdontoPrev S.A. (Health care providers & services)	38,700	1,349
Positivo Informatica S.A. (Computers & peripherals)	213,000	2,002
Tegma Gestao Logistica S.A. (Road & rail)	44,455	376

		11,084

Colombia—1.1%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	225,671	5,058

Mexico—1.0%
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	668,910	2,221
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	789,787	2,064

		4,285

See accompanying Notes to Financial Statements.

50 Semi-Annual Report	June 30, 2010

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.6%
South Africa—2.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	259,678	$2,564
Clicks Group, Ltd. (Multiline retail)	1,192,055	5,244
Mr Price Group, Ltd. (Specialty retail)	395,587	2,297
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	48,854	696

		10,801

Turkey—1.1%
Asya Katilim Bankasi A.S. (Commercial banks)	877,427	2,003
BIM Birlesik Magazalar A.S. (Food & staples retailing)	100,074	2,774

		4,777

Asia—3.5%
Australia—2.5%
Cochlear, Ltd. (Health care equipment & supplies)	80,252	4,999
JB Hi-Fi, Ltd. (Specialty retail)	256,719	4,084
Seek, Ltd. (Professional services)	366,928	2,136

		11,219

Singapore—1.0%
Midas Holdings, Ltd. (Metals & mining)	3,017,000	1,952
Olam International, Ltd. (Food & staples retailing)	1,284,700	2,358

		4,310

Total Common Stocks—98.2% (cost $392,593)		433,379

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	545

Total Convertible Bond—0.1% (cost $497)		545

Investment in Affiliate
William Blair Ready Reserves Fund	488,907	489

Total Investment in Affiliate—0.1% (cost $489)		489

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$500	500

Total Short-Term Investment—0.1% (cost $500)		500

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $7,130, collateralized by FHLMC, 2.000%, due 4/15/13	$7,130	$7,130

Total Repurchase Agreement—1.6% (cost $7,130)		7,130

Total Investments—100.1% (cost $401,209)		442,043
Liabilities, plus cash and other assets—(0.1)%		(454)

Net assets—100.0%		$441,589

ADR = American Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.12% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.12% of the net assets at June 30, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	26.6%
Industrials	19.1%
Information Technology	15.0%
Health Care	13.5%
Financials	9.9%
Energy	7.2%
Consumer Staples	4.2%
Materials	4.1%
Utilities	0.4%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.5%
Japanese Yen	17.0%
Euro	15.7%
Hong Kong Dollar	8.1%
Canadian Dollar	7.3%
Swiss Franc	6.8%
Indian Rupee	3.1%
Brazilian Real	2.7%
Swedish Krona	2.6%
Australian Dollar	2.6%
South African Rand	2.5%
New Taiwan Dollar	2.4%
Danish Krone	1.7%
Indonesian Rupiah	1.1%
Turkish Lira	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 51

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 4.27% decrease (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index, declined 5.68%.

The emerging markets growth strategy outpaced the Index year to date as stock selection was strong across most sectors and regions, due largely to second quarter performance. In particular, the Fund added significant value in Consumer, Financials, and Industrials. Within Consumer, the Fund’s focus in Asian auto companies and Consumer Staples added value, as did stock selection within Latin America. Emerging Markets Europe, Mid-East and Africa (EMEA) grocery holdings augmented results, as did Brazilian Consumer Staples performance. Financials stock selection was strong across regions, while transportation and infrastructure-related Asian Industrials added value. The Fund outperformed across each emerging markets region, benefiting largely from individual stock selection, rather than overall sector positioning within regions. Somewhat detracting from performance was Materials stock selection, which was focused on mining and fertilizers, areas which underperformed due to concerns about demand for commodities amidst a slowdown in China property development specifically and a potential global slowdown in general.

As of June 30, the Fund maintained its focus in Consumer stocks with 34.5% of the Fund invested across Consumer Discretionary and Consumer Staples names, a slight increase since year end. Financials was the largest single sector within the portfolio at 25.2%. While Asian Financials represented approximately 10% of the overall exposure, the weighting was significantly lower than the Index. We reduced Information Technology from a 13.7% weighting as of year end to 8.8% during the second quarter, as a result of concerns about near-intermediate term earnings sustainability. Materials and Telecommunication Services were also significantly underweighted versus the Index, and remained relatively stable during the period. Regionally, while 48.2% of the Fund was in Emerging Asian stocks, it remained very underweighted versus the Index, due largely to lower exposure in Korea and Taiwan. Conversely, the Fund was significantly overweighted in Latin America at 26.7% of the Fund, particularly in the Consumer, Energy and Financials sectors.

52 Semi-Annual Report	June 30, 2010

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(4.27)%	25.02%	(9.01)%	10.95%	11.36%
Class I	(4.09)	25.46	(8.78)	11.22	11.62
MSCI Emerging Markets IMI (net)	(5.68)	24.57	(2.17)	12.98	13.20
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 53

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%
China—18.6%
361 Degrees International, Ltd. (Textiles, apparel & luxury goods)	3,259,000	$2,322
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	1,511,949	2,161
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	2,175,078	2,428
*Baidu, Inc.—ADR (Internet software & services)	177,193	12,063
China Dongxiang Group Co. (Textiles, apparel & luxury goods)	4,154,000	2,769
China Green (Holdings), Ltd. (Food products)	2,409,000	2,417
China High Speed Transmission Equipment Group Co., Ltd. (Electrical equipment)	1,708,000	3,588
China Life Insurance Co., Ltd. (Insurance)	4,004,000	17,510
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	3,693,406	13,325
China Vanke Co., Ltd. (Real estate management & development)	1,345,426	1,411
China Yurun Food Group, Ltd. (Food products)	2,479,000	7,796
CNOOC, Ltd. (Oil, gas & consumable fuels)	18,107,000	30,776
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	1,964,600	2,165
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	150,368	896
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	154,717	5,811
Dongfeng Motor Group Co., Ltd. (Automobiles)	13,550,000	15,717
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,754,000	3,662
Haitian International Holdings, Ltd. (Machinery)	1,960,185	1,368
Hengan International Group Co., Ltd. (Personal products)	987,000	7,992
Industrial and Commercial Bank of China (Commercial banks)	47,465,000	34,500
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,035,000	3,391
Lonking Holdings, Ltd. (Machinery)	4,894,000	3,242
Mindray Medical International, Ltd.—ADR (Health care equipment & supplies)	108,484	3,409
Minth Group, Ltd. (Auto components)	1,004,000	1,186
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	3,331,000	2,194
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	640,700	2,791
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	784,861	1,662

		188,552

India—13.3%
Asian Paints, Ltd. (Chemicals)	63,367	3,123
Axis Bank, Ltd. (Commercial banks)	391,009	10,366
Bharat Heavy Electricals, Ltd. (Electrical equipment)	248,597	13,098
*Cairn India, Ltd. (Oil, gas & consumable fuels)	807,585	5,229

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%—(continued)
India—(continued)
Dabur India, Ltd. (Personal products)	849,316	$3,830
Financial Technologies (India), Ltd. (Software)	71,919	2,054
Hero Honda Motors, Ltd. (Automobiles)	86,847	3,810
Housing Development Finance Corporation (Thrifts & mortgage finance)	135,622	8,547
Infosys Technologies, Ltd. (IT services)	354,841	21,171
Jindal Steel & Power, Ltd. (Metals & mining)	691,867	9,238
Larsen & Toubro, Ltd. (Construction & engineering)	439,205	16,987
Lupin, Ltd. (Pharmaceuticals)	137,292	5,780
Sterlite Industries India, Ltd. (Metals & mining)	4,299,728	15,518
Sun TV Network, Ltd. (Media)	277,889	2,598
Tata Motors, Ltd. (Machinery)	607,261	10,056
Yes Bank, Ltd. (Commercial banks)	619,020	3,548

		134,953

Indonesia—3.9%
PT Astra International Tbk (Automobiles)	2,998,500	15,842
PT Bank Rakyat Indonesia (Commercial banks)	10,504,000	10,664
*PT Ciputra Development Tbk (Real estate management & development)	54,385,456	1,991
PT Unilever Indonesia Tbk (Household products)	2,137,500	3,986
PT United Tractors Tbk (Machinery)	3,545,000	7,266

		39,749

Malaysia—1.3%
CIMB Group Holdings Bhd (Commercial banks)	4,551,200	9,799
Top Glove Corporation Bhd (Health care equipment & supplies)	708,900	2,996

		12,795

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,451,850	6,680

South Korea—6.8%
Amorepacific Corporation (Personal products)	7,331	6,237
Hyundai Mobis (Auto components)	106,180	17,809
Hyundai Motor Co. (Automobiles)	252,022	29,489
LG Household & Health Care, Ltd. (Household products)	19,694	5,593
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	15,020	9,421

		68,549

Taiwan—2.8%
Chicony Electronics Co., Ltd. (Computers & peripherals)	1,056,000	2,341
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	2,721,100	9,538
MediaTek, Inc. (Semiconductors & semiconductor equipment)	627,142	8,753

See accompanying Notes to Financial Statements.

54 Semi-Annual Report	June 30, 2010

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%—(continued)
Taiwan—(continued)
Tripod Technology Corporation (Electronic equipment, instruments & components)	809,000	$2,991
Wistron Corporation (Computers & peripherals)	2,888,000	4,232

		27,855

Thailand—0.8%
CP ALL PCL (Food & staples retailing)	8,734,700	7,753
Minor International PCL (Hotels, restaurants & leisure)	2,544,400	794

		8,547

Emerging Latin America—26.7%
Brazil—14.0%
Amil Participacoes S.A. (Insurance)	696,384	5,652
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	162,800	2,461
BR Malls Participacoes S.A. (Real estate management & development)	601,900	7,836
BR Properties S.A. (Real estate management & development)	305,241	2,173
Brasil Brokers Participacoes S.A. (Real estate management & development)	438,200	1,413
Cia de Bebidas das Americas—ADR (Beverages)	204,409	20,647
Cyrela Brazil Realty S.A. (Household durables)	423,400	4,577
Diagnosticos da America S.A. (Health care providers & services)	971,600	9,145
*Hypermarcas S.A. (Personal products)	601,228	7,721
Localiza Rent a Car S.A. (Road & rail)	677,500	7,864
Lojas Renner S.A. (Multiline retail)	334,000	9,067
M Dias Branco S.A. (Food products)	112,934	2,440
MRV Engenharia e Participacoes S.A. (Household durables)	1,129,880	7,956
Natura Cosmeticos S.A. (Personal products)	525,200	11,639
OdontoPrev S.A. (Health care providers & services)	61,900	2,157
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	987,300	9,146
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	583,500	4,927
Positivo Informatica S.A. (Computers & peripherals)	242,700	2,282
Totvs S.A. (Software)	62,800	4,660
Vale S.A.—ADR (Metals & mining)	747,662	18,206

		141,969

Chile—1.9%
Banco Santander Chile—ADR (Commercial banks)	133,920	8,985
Lan Airlines S.A. (Airlines)	254,122	4,747
S.A.C.I. Falabella (Multiline retail)	912,778	5,942

		19,674

Colombia—0.6%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	266,540	5,974

Issuer	Shares	Value

Common Stocks—Emerging Latin America—26.7%—(continued)
Mexico—8.1%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	12,208,300	$28,885
Banco Compartamos S.A. de C.V. (Consumer finance)	884,400	4,597
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	748,917	2,487
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	1,163,002	3,040
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	4,028,428	9,563
Grupo Televisa S.A.—ADR (Media)	371,363	6,465
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	12,396,300	27,461

		82,498

Panama—0.5%
Copa Holdings S.A. Class “A” (Airlines)†	102,809	4,546

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	177,258	16,111

Emerging Europe, Mid-East, Africa—14.0%
Egypt—0.6%
Commercial International Bank Egypt S.A.E. (Commercial banks)	406,718	4,761
Egyptian Financial Group-Hermes Holding (Capital markets)	282,784	1,427

		6,188

Qatar—1.4%
Qatar National Bank S.A.Q. (Commercial banks)	386,845	14,219

Russia—1.8%
Magnit OAO (Food & staples retailing)†	120,984	8,048
*X5 Retail Group N.V.—GDR (Food & staples retailing)	304,600	10,222

		18,270

South Africa—6.3%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	516,628	5,102
Clicks Group, Ltd. (Multiline retail)	904,081	3,977
Mr Price Group, Ltd. (Specialty retail)	538,924	3,130
Naspers, Ltd. (Media)	227,587	7,664
Shoprite Holdings, Ltd. (Food & staples retailing)	955,130	10,269
Standard Bank Group, Ltd. (Commercial banks)	1,758,112	23,314
Truworths International, Ltd. (Specialty retail)	1,095,500	7,625
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	169,068	2,407

		63,488

Turkey—3.4%
Asya Katilim Bankasi A.S. (Commercial banks)	2,012,230	4,594
BIM Birlesik Magazalar A.S. (Food & staples retailing)	240,426	6,664

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 55

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—14.0%—(continued)
Turkey—(continued)
Turkiye Garanti Bankasi A.S. (Commercial banks)	5,611,846	$23,354

		34,612

United Arab Emirates—0.5%
First Gulf Bank PJSC (Commercial banks)	1,173,086	4,745

Total Common Stocks—88.9% (cost $746,081)		899,974

Preferred Stocks
Brazil—4.6%
Itau Unibanco Holding S.A. (Commercial banks)	955,854	17,211
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,764,180	26,252
Randon Participacoes S.A. (Machinery)	662,300	3,776

		47,239

Total Preferred Stocks—4.6% (cost $48,102)		47,239

Investment in Warrants
Thailand—0.0%
*Minor International PCL 2013, $13.00 (Hotels, restaurants & leisure)	575,650	43

Total Warrants—0.0% (cost $0)		43

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	910

Total Convertible Bond—0.1% (cost $831)		910

Investment in Affiliate
William Blair Ready Reserves Fund	66,217	66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$2,000	2,000

Total Short-Term Investment—0.2% (cost $2,000)		2,000

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $44,125, collateralized by FFCB, 1.625%, due 3/7/13	$44,125	$44,125

Total Repurchase Agreement—4.4% (cost $44,125)		44,125

Total Investments—98.2% (cost $841,205)		994,357
Cash and other assets, less liabilities—1.8%		18,124

Net assets—100.0%		$1,012,481

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the net assets at June 30, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.2%
Consumer Discretionary	18.6%
Consumer Staples	15.9%
Energy	10.3%
Information Technology	8.8%
Industrials	8.6%
Materials	5.9%
Health Care	3.7%
Telecommunication Services	3.0%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.5%
Brazilian Real	16.0%
Indian Rupee	14.2%
U.S. Dollar	12.2%
Mexican Peso	8.0%
South Korean Won	7.2%
South African Rand	6.7%
Indonesian Rupiah	4.2%
Turkish Lira	3.7%
New Taiwan Dollar	2.9%
Qatari Rial	1.5%
Malaysian Ringgit	1.4%
Chilean Peso	1.1%
All Other Currencies	3.4%

Total	100.0%

See accompanying Notes to Financial Statements.

56 Semi-Annual Report	June 30, 2010

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted a 2.02% decrease (Class I Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined 6.55%.

Class N Shares, which commenced operations on May 3, decreased 6.14% in the two-month period ended June 30, 2010, while the MSCI Emerging Markets Large Cap Index (net) decreased 8.69%.

Year to date performance was augmented by the Fund’s significant weighting in Consumer Discretionary and Staples stocks at the expense of Materials and Information Technology (IT). Stock selection was also a key determinant of outperformance during the first half of 2010 across regions and sectors. The Fund’s Staples holdings were up just over 13%, significantly outpacing the Index, due primarily to strong performance in the Fund’s Emerging Asian consumer products and grocery holdings, coupled with strong Emerging Europe, Middle East, and Africa (EMEA) grocery/discount performance. Industrials stock selection was also particularly strong, with infrastructure related holdings driving results. Regionally, the Fund benefited from good performance across most sectors within Emerging Asia, as well as the overweighting in Consumer Discretionary and Staples at the expense of Asian IT and Materials stocks. EMEA value added was largely within the Consumer Staples sector, while Emerging Latin America performance benefited from the underweighting and stock performance within Energy, coupled with strong Financials stock selection.

As of June 30, the Fund maintained its significant exposure in Consumer Discretionary and Staples stocks, with 28.0% in Consumer Staples and another 14.8% in Consumer Discretionary, compared to the 5.94% and 4.36% Index weightings, respectively. Consumer Staples exposure increased by nearly 10% since year end, particularly in Emerging Asia and Emerging Latin America, while Consumer Discretionary decreased by nearly 5%. The Fund maintained its marginal overweighting of Financials at 28.2% of the Fund, with higher weightings in EMEA and Emerging Latin America offset by an underweighting in Asian Financials. The Fund was most significantly underweighted in Energy stocks, which represented 8.0% of the Fund, compared with nearly 16.0% in the Index, and in IT and Materials, which were also significantly underweighted. IT decreased by approximately 9% during the six month period, while Materials decreased by approximately 8%, as we sold holdings in these sectors due to deteriorating short-intermediate term earnings growth in favor of Consumer Staples holdings and, to some extent, cash equivalents.

June 30, 2010	William Blair Funds 57

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	Since Inception
Class I	(2.02)%	28.80%	(7.53	)(a)
MSCI Emerging Markets Large Cap Index (net)	(6.55)	21.93	(6.11	)(a)
(a)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). The Emerging Leaders Class N commenced operations on May 3, 2010 and had one share outstanding as of June 30, 2010.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

58 Semi-Annual Report	June 30, 2010

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.8%
China—19.7%
*Baidu, Inc.—ADR (Internet software & services)	12,159	$828
Belle International Holdings, Ltd. (Specialty retail)	865,000	1,227
China Dongxiang Group Co. (Textiles, apparel & luxury goods)	1,304,000	869
China Life Insurance Co., Ltd. (Insurance)	270,000	1,181
China Oilfield Services, Ltd. (Energy equipment & services)	638,000	742
China Yurun Food Group, Ltd. (Food products)	280,000	880
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,463,000	2,487
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	17,354	652
Dongfeng Motor Group Co., Ltd. (Automobiles)	536,000	622
Golden Eagle Retail Group, Ltd. (Multiline retail)	470,000	981
Hengan International Group Co., Ltd. (Personal products)	116,000	939
Industrial and Commercial Bank of China (Commercial banks)	3,181,000	2,312
Want Want China Holdings, Ltd. (Food products)	1,410,000	1,183

		14,903

India—17.1%
Axis Bank, Ltd. (Commercial banks)	40,528	1,075
Bharat Heavy Electricals, Ltd. (Electrical equipment)	18,157	957
*Cairn India, Ltd. (Oil, gas & consumable fuels)	153,377	993
Dabur India, Ltd. (Personal products)	249,748	1,126
HDFC Bank, Ltd. (Commercial banks)	35,862	1,473
Housing Development Finance Corporation (Thrifts & mortgage finance)	8,191	516
Infosys Technologies, Ltd. (IT services)	22,404	1,337
ITC, Ltd. (Tobacco)	140,246	915
Jindal Steel & Power, Ltd. (Metals & mining)	85,364	1,140
Larsen & Toubro, Ltd. (Construction & engineering)	39,463	1,526
Nestle India, Ltd. (Food products)	14,634	908
Tata Motors, Ltd. (Machinery)	58,945	976

		12,942

Indonesia—7.1%
PT Astra International Tbk (Automobiles)	281,000	1,485
PT Bank Rakyat Indonesia (Commercial banks)	1,326,000	1,346
PT Unilever Indonesia Tbk (Household products)	667,000	1,244
PT United Tractors Tbk (Machinery)	644,000	1,320

		5,395

Malaysia—2.7%
CIMB Group Holdings Bhd (Commercial banks)	957,500	2,062

South Korea—6.4%
Hyundai Mobis (Auto components)	7,579	1,271
Hyundai Motor Co. (Automobiles)	13,180	1,542

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.8%—(continued)
South Korea—(continued)
LG Household & Health Care, Ltd. (Household products)	4,198	$1,192
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,280	803

		4,808

Taiwan—1.0%
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	222,000	778

Thailand—1.8%
CP ALL PCL (Food & staples retailing)	1,504,200	1,335

Emerging Latin America—21.2%
Brazil—8.4%
Cia de Bebidas das Americas—ADR (Beverages)	14,721	1,487
Cyrela Brazil Realty S.A. (Household durables)	14,500	157
*Hypermarcas S.A. (Personal products)	123,100	1,581
Natura Cosmeticos S.A. (Personal products)	45,800	1,015
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	57,000	528
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	55,900	472
Vale S.A.—ADR (Metals & mining)	44,252	1,077

		6,317

Chile—3.9%
Banco Santander Chile—ADR (Commercial banks)	13,259	890
Lan Airlines S.A. (Airlines)	49,913	932
S.A.C.I. Falabella (Multiline retail)	172,523	1,123

		2,945

Colombia—1.2%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	40,415	906

Mexico—6.1%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	31,637	1,503
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	229,400	869
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	317,626	754
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	664,800	1,473

		4,599

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	13,436	1,221

Emerging Europe, Mid-East, Africa—13.7%
Egypt—0.9%
Commercial International Bank Egypt S.A.E. (Commercial banks)	55,505	650

Russia—4.0%
*Magnit OJSC—144A—GDR (Food & staples retailing)	53,628	751

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 59

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.7%—(continued)
Russia—4.0%—(continued)
Sberbank of Russian Federation (Commercial banks)†	425,545	$1,022
*X5 Retail Group N.V.—GDR (Food & staples retailing)	36,350	1,227

		3,000

South Africa—4.3%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	86,313	852
Shoprite Holdings, Ltd. (Food & staples retailing)	117,179	1,260
Standard Bank Group, Ltd. (Commercial banks)	88,959	1,180

		3,292

Turkey—4.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	43,371	1,202
Turkiye Garanti Bankasi A.S. (Commercial banks)	435,175	1,811

		3,013

United Arab Emirates—0.5%
First Gulf Bank PJSC (Commercial banks)	99,024	400

Total Common Stocks—90.7% (cost $59,694)		68,566

Preferred Stock
Brazil—2.4%
Itau Unibanco Holding S.A. (Commercial banks)	101,085	$1,820

Total Preferred Stock—2.4% (cost $1,494)		1,820

Investment in Affiliate
William Blair Ready Reserves Fund	440,296	440

Total Investment in Affiliate—0.6% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $2,709, collateralized by FHLB, 4.375% due 9/17/10	$2,709	2,709

Total Repurchase Agreement—3.6% (cost $2,709)		2,709

Total Investments—97.3% (cost $64,337)		73,535

Cash and other assets, less liabilities—2.7%		2,074

Net assets—100.0%		$75,609

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	28.2%
Consumer Staples	28.0%
Consumer Discretionary	14.8%
Industrials	8.1%
Energy	8.0%
Information Technology	5.3%
Materials	4.2%
Telecommunication Services	2.2%
Health Care	1.2%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	19.1%
Indian Rupee	18.4%
U.S. Dollar	15.1%
Brazilian Real	7.9%
Indonesian Rupiah	7.7%
South Korean Won	6.8%
South African Rand	4.7%
Mexican Peso	4.4%
Turkish Lira	4.3%
Malaysian Ringgit	2.9%
Chilean Peso	2.9%
Thai Baht	1.9%
Canadian Dollar	1.3%
New Taiwan Dollar	1.1%
All Other Currencies	1.5%

Total	100.0%

See accompanying Notes to Financial Statements.

60 Semi-Annual Report	June 30, 2010

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

Small Cap Value Fund (formerly known as Value Discovery Fund)

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Fund posted a 0.38% increase (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Russell 2000® Value Index, declined 1.64%.

After a strong first quarter, the U.S. equity market reversed course during the second quarter to finish in negative territory for the first half of the year. The Russell 2000® Value Index returned -10.60% during the second quarter to produce a -1.64% return for 2010 through June. The Fund outperformed during the second quarter’s decline and is ahead on the year-to-date period as well.

While the year started off on a positive note on the heels of better-than-expected corporate sales and earnings, macro concerns across the globe instilled fear, and volatility, back into the markets. European sovereign debt downgrades and fiscal austerity measures, the Gulf of Mexico oil catastrophe, U.S. state budget woes, and expiring stimulus programs all contributed to investor skepticism. More importantly, given the significance of job growth to a sustainable economic recovery, stubbornly lackluster employment and housing data have stoked fears of slipping back into a recession. Because of these negative developments and with the 2008 downturn fresh in investors’ minds, stock prices corrected as they once again succumbed to macro factors rather than company fundamentals.

During the second quarter, all sectors within the Russell 2000® Value Index finished in the red. Consumer Discretionary (-17%), Materials (-15%) and Energy (-13%) were the worst performing sectors. The typically defensive Utilities and Consumer Staples sectors performed best at -3% and -7%, respectively.

For the year-to-date period, sector returns were more or less in line with the benchmark, with a few exceptions. Energy and Materials were the outliers at -9% apiece. Financials were the best performing sector finishing at +1% for the six-month period.

The Fund’s outperformance during the second quarter is attributable to strong stock selection across several sectors. The Fund’s holdings in Information Technology, Energy and Financials were the largest positive contributors to relative return during the quarter. On the other hand, certain stocks in Consumer Discretionary and Materials weighed on relative results.

For the first half of the year, the Fund’s outperformance was the result of good stock selection across most sectors. Stock selection was most significant in the Information Technology, Energy and Telecommunication Services sectors. Detracting from relative performance during the period were some of the Fund’s Health Care holdings.

Two specific stocks boosting relative performance were Sybase, Inc. and TAL International Group, Inc. Sybase, Inc. develops enterprise software and services to manage, analyze and mobilize information. During the second quarter, it announced it was being acquired by SAP, the large cap German software and services company. We sold our position after shares rallied on the announcement.

TAL International Group, Inc. owns, leases and trades intermodal shipping containers. The stock was a top contributor during the second quarter and first half of the year overall. The

June 30, 2010	William Blair Funds 61

company is benefitting from its investment in additional containers during the downturn and the secular trend of shipping companies leasing containers as opposed to owning them outright. We continue to own the name given its solid cash flow characteristics and high caliber management team.

Two stocks detracting from return were Pacific Sunwear of California, Inc. and Intrepid Potash, Inc. Pacific Sunwear of California, Inc. is a specialty retailer. The stock was the leading detractor from return during the second quarter and the year-to-date period. The market downdraft during the second quarter was led down by the consumer sector and by specialty retailers in particular as fears of a double-dip recession started to cause consumer confidence to fall. Because Pacific Sunwear of California, Inc. is a corporate transformation story and high-beta stock it will demonstrate particularly high volatility (in both strong and weak markets). We added to our position during the weakness as we saw nothing stock specific to point to as the reason for the weakness. Valuation on the stock is attractive and the company has a solid net cash position. The new management team has been assembled and we are nearing the time when some of their early actions will start to be noticed (improved merchandise and focused strategy should lead to improving comps in the latter part of 2010 and beyond).

Intrepid Potash, Inc., a producer of potash-based fertilizer and related products, underperformed during the second quarter and for the first half of the year due to weaker than expected volumes. We believe this was likely triggered by dealer reluctance to refill inventory ahead of the fall application season, production constraints at one of its mining facilities and weak demand in the oil and gas drilling fluid additive market.

Looking forward, while the economic recovery may have a different trajectory (less steep) than some were expecting earlier this year, the market’s decline has improved valuations and lowered expectations. Corporate financial discipline and balance sheets remain strong, and inventories are lean throughout most industries. This should lay the ground work for operating margin expansion, likely beyond prior peak margins, and drive continued earnings growth over the intermediate term. However, investor pessimism is understandably high given the expiration of stimulus plans and diminished appetite for additional programs, U.S. state budget crunches, still absent employment growth and likely further consumer deleveraging.

We consider the impact of these economic scenarios into our stock-specific risk/reward assessments, and remain focused on finding quality companies at discount prices and corporate transformation opportunities. As always, we believe building the Fund with these types of companies should produce solid investment results over the long term.

62 Semi-Annual Report	June 30, 2010

Small Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.38%	27.49%	(5.88)%	2.65%	6.57%
Class I	0.47	27.76	(5.69)	2.86	6.81
Russell 2000® Value	(1.64)	25.07	(9.85)	(0.51)	7.48
Russell 2000® Index	(1.95)	21.48	(8.60)	0.37	3.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index is the Fund’s primary benchmark. The Russell 2000® Value consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 63

Small Cap Value Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—36.3%
American Campus Communities, Inc.	24,665	$673
Astoria Financial Corporation	81,360	1,119
BioMed Realty Trust, Inc.	69,020	1,111
Boston Private Financial Holdings, Inc.	192,128	1,235
*Eagle Bancorp, Inc.	68,546	807
Education Realty Trust, Inc.	187,805	1,132
*Excel Trust, Inc.	98,525	1,182
First Niagara Financial Group, Inc.	58,670	735
First Potomac Realty Trust	95,587	1,374
FirstMerit Corporation	47,507	814
Highwoods Properties, Inc.	41,770	1,160
Iberiabank Corporation	28,775	1,481
LaSalle Hotel Properties	35,377	728
MarketAxess Holdings, Inc.	76,520	1,055
Meadowbrook Insurance Group, Inc.	137,755	1,189
Mid-America Apartment Communities, Inc.	24,790	1,276
National Retail Properties, Inc.	55,565	1,191
NewAlliance Bancshares, Inc.	90,775	1,018
Old National Bancorp	114,522	1,186
*PHH Corporation	46,610	887
Platinum Underwriters Holdings, Ltd.†	28,645	1,040
*PMA Capital Corporation Class “A”	143,960	943
*ProAssurance Corporation	19,710	1,119
Realty Income Corporation	23,395	710
*Safeguard Scientifics, Inc.	90,775	959
Sandy Spring Bancorp, Inc.	80,585	1,129
*SVB Financial Group	21,875	902
*Texas Capital Bancshares, Inc.	32,933	540
The Hanover Insurance Group, Inc.	36,500	1,588
Umpqua Holdings Corporation	112,498	1,291
Washington Federal, Inc.	51,745	837

		32,411

Industrials—17.2%
Acuity Brands, Inc.	21,450	780
Belden, Inc.	47,375	1,042
*EMCOR Group, Inc.	39,815	923
ESCO Technologies, Inc.	25,460	656
G&K Services, Inc. Class “A”	54,670	1,129
*Global Defense Technology & Systems, Inc.	55,815	713
*GrafTech International, Ltd.	60,180	880
Interface, Inc. Class “A”	76,020	816
*Kadant, Inc.	54,480	949
Kaydon Corporation	30,520	1,003
*Marten Transport, Ltd.	39,335	817
*Old Dominion Freight Line, Inc.	27,190	956
*On Assignment, Inc.	156,855	789
Quanex Building Products Corporation	52,750	912
Robbins & Myers, Inc.	42,395	922
TAL International Group, Inc.	50,795	1,141
Towers Watson & Co. Class “A”	23,275	904

		15,332

Consumer Discretionary—12.0%
*AFC Enterprises, Inc.	98,504	896
Ameristar Casinos, Inc.	58,065	875
*Carter’s, Inc.	36,665	962
Christopher & Banks Corporation	132,982	823
Fred’s, Inc. Class “A”	88,400	978
*Gaylord Entertainment Co.	36,710	811

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Jo-Ann Stores, Inc.	22,895	$859
*Kirkland’s, Inc.	46,270	781
*Maidenform Brands, Inc.	44,295	902
Meredith Corporation	29,625	922
*Pacific Sunwear of California, Inc.	295,650	946
*Pinnacle Entertainment, Inc.	103,565	980

		10,735

Information Technology—9.1%
ADTRAN, Inc.	34,145	931
*Atmel Corporation	261,320	1,254
* Avid Technology, Inc.	69,316	882
Cognex Corporation	40,315	709
*Digital River, Inc.	44,145	1,056
Earthlink, Inc.	118,335	942
*MaxLinear, Inc. Class “A”	21,233	297
*Parametric Technology Corporation	76,210	1,194
*Ultra Clean Holdings	101,273	863

		8,128

Energy—6.9%
Berry Petroleum Co. Class “A”	48,899	1,258
*Forest Oil Corporation	49,543	1,356
*Magnum Hunter Resources Corporation	135,741	592
*Newpark Resources, Inc.	128,815	779
*Northern Oil and Gas, Inc.	26,588	341
SM Energy Co.	28,545	1,146
*TETRA Technologies, Inc.	74,440	676

		6,148

Utilities—6.1%
Chesapeake Utilities Corporation	29,940	940
Cleco Corporation	51,960	1,372
Northwest Natural Gas Co.	28,937	1,261
NorthWestern Corporation	34,975	916
South Jersey Industries, Inc.	21,460	922

		5,411

Materials—5.5%
*Intrepid Potash, Inc.	33,949	664
Minerals Technologies, Inc.	28,230	1,342
*PolyOne Corporation	124,105	1,045
*RTI International Metals, Inc.	38,730	934
Silgan Holdings, Inc.	32,165	913

		4,898

Health Care—2.6%
*Magellan Health Services, Inc.	23,355	848
*Mednax, Inc.	10,418	580
*Zoll Medical Corporation	31,855	863

		2,291

Consumer Staples—2.3%
J&J Snack Foods Corporation	19,252	811
Spartan Stores, Inc.	93,315	1,280

		2,091

Telecommunication Services—1.2%
*Syniverse Holdings, Inc.	52,375	1,071

Total Common Stocks—99.2% (cost $86,834)		88,516

See accompanying Notes to Financial Statements.

64 Semi-Annual Report	June 30, 2010

Small Cap Value Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	3,605	$4

Total Investment in Affiliate—0.0% (cost $4)		4

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $1,625, collateralized by FHLB, 4.375%, due 9/17/10	$1,625	1,625

Total Repurchase Agreement—1.8% (cost $1,625)		1,625

Total Investments—101.0% (cost $88,463)		90,145
Liabilities, plus cash and other assets—(1.0)%		(866)

Net assets—100.0%		$89,279

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 65

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Mid Cap Value Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the Managers of the Mid Cap Value Fund. We believe the key to successful investing is striking a balance between attractive valuations and solid fundamentals. We look for this balance in two separate ways: quality companies at discount prices and corporate transformation opportunities. Critical to our long-term investment success is controlling stock-specific downside risk, and the consistent application of this philosophy.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Mid Cap Value Fund commenced operations on May 3, 2010. Through the two-month period ending June 30, 2010, the Fund posted a decrease of 13.20% (Class N Shares). By comparison, the Fund’s benchmark the Russell Midcap® Value Index declined 13.47% for this short time period.

This narrow outperformance over the shortened two-month period was the result of mixed stock selection across sectors. Positive stock selection in Materials, including Pactiv Corporation, was offset by negative stock selection in Consumer Discretionary, including Chico’s FAS, Inc.

Looking forward, while the economic recovery may have a different trajectory (less steep) than some were expecting earlier this year, the market’s decline has improved valuations and lowered expectations. Corporate financial discipline and balance sheets remain strong, and inventories are lean throughout most industries. This should lay the ground work for operating margin expansion, likely beyond prior peak margins, and drive continued earnings growth over the intermediate term. However, investor pessimism is understandably high given the expiration of stimulus plans and diminished appetite for additional programs, U.S. state budget crunches, still absent employment growth and likely further consumer deleveraging.

We consider the impact of these economic scenarios into our stock-specific risk/reward assessments, and remain focused on finding quality companies at discount prices and corporate transformation opportunities. As always, we believe building a portfolio with these types of companies should produce solid investment results over the long term.

66 Semi-Annual Report	June 30, 2010

Mid Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

Since Inception(a)
Class N	(13.20)%
Class I	(13.10)
Russell Midcap® Value Index	(13.47)
(a)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Midcap Value consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 67

Mid Cap Value Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—28.9%
Alexandria Real Estate Equities, Inc.	400	$25
Allied World Assurance Co. Holdings, Ltd.†	560	25
Ameriprise Financial, Inc.	1,060	38
Apartment Investment & Management Co.	1,300	25
Boston Properties, Inc.	300	21
Brandywine Realty Trust	1,780	19
Comerica, Inc.	1,440	53
Corporate Office Properties Trust	700	27
Discover Financial Services	2,100	29
Fifth Third Bancorp	3,490	43
*Forest City Enterprises, Inc. Class “A”	2,020	23
Host Hotels & Resorts, Inc.	1,730	23
KeyCorp	2,160	17
PartnerRe, Ltd.†	350	25
People’s United Financial, Inc.	3,010	41
Realty Income Corporation	750	23
The Hanover Insurance Group, Inc.	810	35
Unum Group	1,040	23
Validus Holdings, Ltd.†	950	23
Ventas, Inc.	470	22
Washington Federal, Inc.	1,600	26

		586

Industrials—12.1%
*AGCO Corporation	810	22
Cintas Corporation	1,070	26
Eaton Corporation	600	39
Goodrich Corporation	400	26
J.B. Hunt Transport Services, Inc.	780	25
Kennametal, Inc.	970	25
Manpower, Inc.	470	20
Parker Hannifin Corporation	680	38
Snap-On, Inc.	610	25

		246

Consumer Discretionary—12.1%
*Big Lots, Inc.	710	23
Chico’s FAS, Inc.	2,980	29
DISH Network Corporation	980	18
Fortune Brands, Inc.	720	28
Meredith Corporation	840	26
*Mohawk Industries, Inc.	430	20
Newell Rubbermaid, Inc.	2,000	29
Whirlpool Corporation	380	33
*WMS Industries, Inc.	980	39

		245

Utilities—9.5%
DPL, Inc.	1,190	28
DTE Energy Co.	820	37
Northeast Utilities	830	21
TECO Energy, Inc.	1,990	30
Wisconsin Energy Corporation	720	37
Xcel Energy, Inc.	1,920	40

		193

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—8.8%
Cabot Oil & Gas Corporation	700	$22
Ensco plc—ADR	490	19
*Forest Oil Corporation	1,360	37
Helmerich & Payne, Inc.	510	19
*Petrohawk Energy Corporation	1,270	22
Pioneer Natural Resources Co.	530	31
*Whiting Petroleum Corporation	360	28

		178

Materials—7.9%
Airgas, Inc.	460	29
Carpenter Technology Corporation	750	25
Lubrizol Corporation	280	22
*Pactiv Corporation	1,070	30
Sonoco Products Co.	1,040	32
Steel Dynamics, Inc.	1,710	22

		160

Information Technology—6.6%
*Atmel Corporation	6,690	32
*Hewitt Associates, Inc. Class “A”	610	21
*Ingram Micro, Inc. Class “A”	1,160	17
Tellabs, Inc.	4,520	29
*VeriSign, Inc.	1,270	34

		133

Consumer Staples—6.2%
Bunge, Ltd.†	330	16
Campbell Soup Co.	760	27
ConAgra Foods, Inc.	1,340	32
HJ Heinz Co.	720	31
The Kroger Co.	1,010	20

		126

Health Care—5.1%
CIGNA Corporation	730	23
Hill-Rom Holdings, Inc.	870	27
*Laboratory Corporation of America Holdings	350	26
*Mettler-Toledo International, Inc.†	250	28

		104

Total Common Stocks—97.2% (cost $2,275)		1,971

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $65, collateralized by FHLB, 4.375%, due 9/17/10	$65	$65

Total Repurchase Agreement—3.2% (cost $65)		65

Total Investments—100.4% (cost $2,340)		2,036

Liabilities, plus cash and other assets—(0.4)%		(9)

Net assets—100.0%		$2,027

See accompanying Notes to Financial Statements.

68 Semi-Annual Report	June 30, 2010

Fixed Income Markets Overview

Summary

The first half of 2010 was a tale of two quarters for the fixed-income markets.

The first quarter of 2010 reflected investor optimism about economic recovery and growth. Prices of fixed-income securities began to reflect expectations for a healthy rebound in the U.S. economy.

The second quarter was a much more challenging environment. Weaker economic data, stubbornly high unemployment and nervousness about government debt levels in the U.S. and in Europe began to undermine investor confidence. To add to these worries was news on April 16th that the Securities and Exchange Commission (SEC) had filed a civil lawsuit accusing the Wall Street firm Goldman Sachs of securities fraud. All these factors caused investors to turn more bearish towards all “risk” assets.

There were two Federal Reserve Open Market Committee meetings (FOMC) that were held during the second quarter and both confirmed that the Federal Reserve Board had decided to keep short-term interest rates near zero for “an extended period.” The Fed cited impediments to economic growth, including the effect of new financial problems abroad. In its statement following its most recent meeting on June 23, the Fed said, “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

It is worth noting that among the Federal Reserve Board’s arsenal of tools for stimulating growth in the economy is to purchase higher-coupon mortgage-backed securities. The demand created by the Fed’s purchases, in turn, prompts loan originators to lower interest rates, and has driven 30-year mortgages rates to low levels that are unprecedented.

Longer-term interest rates trended lower during the second quarter, with the 10-Year U.S. Treasury Note, which finished at 3.83% at the end of the first quarter, to end the second quarter at 2.93%.

Outlook

In hindsight, during the first quarter investors were probably too optimistic about an economy which was supported by government stimulus. Conversely, this sentiment swung to extreme pessimism during the second quarter. We believe the reality is that the economy is self-sustaining, but serious headwinds remain.

We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should be favorable for Corporate bonds, and we intend to maintain an overweight position in that sector, as well as higher-coupon Agency Mortgage-backed securities.

It is important to note that the fundamentals for U.S. corporations—for example, corporate balance sheets—remain strong. We believe demand for Corporate bonds will remain robust, and we think Corporate bonds will perform well, based on the prospects for further stabilization in the economy.

We anticipate continued strong fixed-income demand as insurance companies, pension funds, and other investors still carry high cash balances and are looking to invest funds at yields higher than the near zero cash and money market yields offered.

June 30, 2010	William Blair Funds 69

We remain encouraged that the fixed-income markets have been able to absorb major potential policy changes in the health care and financial services industries with relatively minor changes in risk premiums.

Interest rates are at historic lows. We don’t anticipate any major changes in Federal Reserve policy or interest rates until 2011.

As a firmer root structure emerges to the nascent economic recovery, there is the possibility that upward pressure might be placed on interest rates. While we do not expect this to materially have an impact on the prices of fixed income securities, we nonetheless believe the current structure of the Fund will help provide protection.

70 Semi-Annual Report	June 30, 2010

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 69 for the Fixed Income Market Overview.

How did the Fund perform during the past six months? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 5.27% increase on a total return basis (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.33%.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Fund’s significant overweight in investment grade Corporate securities and its roughly 10% exposure to high yield securities boosted performance during the first quarter. However, these sectors struggled during the second quarter with the paradigm shift of investor sentiment from expectations of economic growth to fears of a double-dip recession.

The Fund nearly doubled its holdings in below investment grade securities (those rated below BBB). Investment grade securities, at almost 50% of the Fund’s portfolio, were double the weight of the Fund’s benchmark Barclays Capital U.S. Aggregate Bond Index.

The Fund’s underweight in Commercial Mortgage-backed securities (which comprise 1% of the Fund and approximately 3% of the benchmark Index), was a slight drag on performance, when compared to the benchmark.

We made a conscious decision to invest in Corporate REITs, which are actively managed rather than the static pools of mortgages typically held in Commercial Mortgage-backed securities. We believe this is more prudent in the event of continued weakness in commercial real estate.

We also avoided owning U.S. Agency debentures, but instead emphasized U.S. Agency Mortgage-backed securities via higher coupon pools that are “seasoned,” as well as low loan balance pools. We believe the above-market coupons in these pools will experience slower amortization and should protect the Fund in a rising rate environment, while still providing an attractive level of current income.

We continue to position the Fund with a significant underweight to U.S. Treasuries, and maintain a very modest allocation to U.S. Treasury securities via TIPs (Treasury Inflation Protected Securities).

While we do not believe inflation is an immediate concern, we think our Fund’s positioning overall is defensive and appropriate in the event that interest rates rise sharply.

June 30, 2010	William Blair Funds 71

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	5.27%	11.42%	7.53%	6.73%
Class I	5.29	11.62	7.70	6.89
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	7.55	6.77
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

72 Semi-Annual Report	June 30, 2010

Bond Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—46.8%
U.S. Treasury Inflation Indexed Notes/Bonds—7.9%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$7,956	$10,677
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	593	628
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,243	3,580

Total U.S. Treasury Inflation Indexed Notes/Bonds		14,885

Government National Mortgage Association (GNMA)—1.0%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	136
GNR 2006-67 GB, 4.324%, due 9/16/34, VRN	1,540	1,666

Total GNMA Mortgage Obligations		1,802

Federal Home Loan Mortgage Corp. (FHLMC)—8.9%
#G90024, 7.000%, due 1/20/13	49	52
#G30093, 7.000%, due 12/1/17	41	45
#G30255, 7.000%, due 7/1/21	88	97
#G12792, 4.500%, due 12/1/21	563	600
#D95897, 5.500%, due 3/1/23	292	317
#G30372, 5.000%, due 9/1/27	676	718
#G01728, 7.500%, due 7/1/32	322	368
#C01385, 6.500%, due 8/1/32	439	488
#G02141, 6.000%, due 3/1/36	2,053	2,275
#A62179, 6.000%, due 6/1/37	1,083	1,198
#A63539, 6.000%, due 7/1/37	1,401	1,542
#G03170, 6.500%, due 8/1/37	2,195	2,413
#A66843, 6.500%, due 10/1/37	1,153	1,281
#A78138, 5.500%, due 6/1/38	1,572	1,711
#A81799, 6.500%, due 9/1/38	3,309	3,682

Total FHLMC Mortgage Obligations		16,787

Federal National Mortgage Association (FNMA)—29.0%
#535559, 7.500%, due 9/1/12	126	128
#598453, 7.000%, due 6/1/15	1	1
#689612, 5.000%, due 5/1/18	479	517
#695910, 5.000%, due 5/1/18	845	915
#747903, 4.500%, due 6/1/19	438	468
#745735, 5.000%, due 3/1/21	1,036	1,112
#253847, 6.000%, due 5/1/21	290	319
#900725, 6.000%, due 8/1/21	247	271
#545437, 7.000%, due 2/1/32	227	257
#545759, 6.500%, due 7/1/32	2,495	2,785
#254548, 5.500%, due 12/1/32	1,073	1,158
#684601, 6.000%, due 3/1/33	2,307	2,591
#190340, 5.000%, due 9/1/33	2,216	2,357
#254868, 5.000%, due 9/1/33	1,083	1,152
#555800, 5.500%, due 10/1/33	485	523
#725027, 5.000%, due 11/1/33	874	930
#555880, 5.500%, due 11/1/33	568	613
#555946, 5.500%, due 11/1/33	899	980
#756153, 5.500%, due 11/1/33	2,474	2,668
#725231, 5.000%, due 2/1/34	893	950
#725205, 5.000%, due 3/1/34	1,902	2,023
#725220, 5.000%, due 3/1/34	831	884
#725232, 5.000%, due 3/1/34	2,692	2,863
#725238, 5.000%, due 3/1/34	1,512	1,608

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725424, 5.500%, due 4/1/34		$610	$657
#725611, 5.500%, due 6/1/34		543	586
#786546, 6.000%, due 7/1/34		1,031	1,145
#787816, 6.000%, due 7/1/34		979	1,076
#190353, 5.000%, due 8/1/34		644	684
#357883, 5.000%, due 5/1/35		1,320	1,404
#745092, 6.500%, due 7/1/35		677	756
#357944, 6.000%, due 9/1/35		126	139
#829306, 6.000%, due 9/1/35		356	395
#843487, 6.000%, due 10/1/35		302	333
#849191, 6.000%, due 1/1/36		195	216
#848782, 6.500%, due 1/1/36		876	970
#745349, 6.500%, due 2/1/36		1,229	1,353
#831540, 6.000%, due 6/1/36		251	273
#745802, 6.000%, due 7/1/36		719	792
#886220, 6.000%, due 7/1/36		1,225	1,346
#893318, 6.500%, due 8/1/36		287	317
#256859, 5.500%, due 8/1/37		1,119	1,196
#928561, 6.000%, due 8/1/37		883	969
#948689, 6.000%, due 8/1/37		2,570	2,799
#888967, 6.000%, due 12/1/37		1,986	2,173
#962058, 6.500%, due 3/1/38		3,411	3,815
#934006, 6.500%, due 9/1/38		1,812	2,008
#986856, 6.500%, due 9/1/38		1,198	1,319

Total FNMA Mortgage Obligations			54,794

Non-Agency Mortgage-Backed Obligations—1.6%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, 7/25/18	CCC	252	178
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M2, 2.759%, 2/28/33, VRN§	CC	162	21
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 4.653%, 8/25/34, VRN	AAA	680	711
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, 9/25/36, VRN	CCC	2,460	2,074

Total Non-Agency Mortgage-Backed Obligations			2,984

Consumer Asset-Backed Securities—4.1%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	A2	2,000	2,225
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,800	1,919
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,230	2,324
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	954	985
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	C	199	119

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 73

Bond Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, 7/25/34	A2	$463	$111
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA+	40	40

Total Consumer Asset-Backed Securities			7,723

Corporate Obligations—46.0%
Morgan Stanley, 6.600%, due 4/1/12	A	545	578
Wells Fargo & Co., 4.375%, due 1/31/13	AA-	350	370
Weatherford International, Ltd., 5.150%, due 3/15/13	Baa1	1,425	1,493
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	754
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,500	1,559
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	640
Kansas City Southern de Mexico S.A. de C.V., 7.625%, due 12/1/13	BB-	1,000	1,020
CME Group, Inc., 5.750%, due 2/15/14	AA	700	779
PACCAR, Inc., 6.875%, due 2/15/14	A+	800	927
America Movil S.A.B. de C.V., 5.500%, due 3/1/14	A2	700	763
Smith International, Inc., 8.625%, due 3/15/14	BBB+	970	1,152
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	248
Bank of America Corporation, 7.375%, due 5/15/14	A+	700	785
American Express Co., 7.250%, due 5/20/14	A+	500	568
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,412
Hewlett-Packard Co., 4.750%, due 6/2/14	A+	800	886
Macquarie Group Ltd.—144A, 7.300%, due 8/1/14	A2	1,000	1,102
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	1,000	1,075
AT&T, Inc., 5.100%, due 9/15/14	A	1,250	1,387
D.R. Horton, Inc., 5.625%, due 9/15/14	BB	1,000	980
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,350	1,457
Boeing Capital Corporation, 3.250%, due 10/27/14	A+	1,400	1,458
Crown Castle International Corporation, 9.000%, due 1/15/15	B1	1,000	1,058
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A	500	522

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Georgia-Pacific LLC—144A, 7.000%, due 1/15/15	BB+	$1,000	$1,010
The Kroger Co., 4.950%, due 1/15/15	BBB	1,175	1,266
Simon Property Group L.P., 4.200%, due 2/1/15	A-	1,500	1,541
DIRECTV Holdings LLC, 3.550%, due 3/15/15	Baa2	1,600	1,611
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-	350	371
Cisco Systems, Inc., 5.500%, due 2/22/16	A+	2,000	2,304
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	853
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	800
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB+	1,250	1,303
SABMiller plc—144A, 6.500%, due 7/1/16	BBB+	700	822
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1	1,350	1,433
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A	500	570
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	401
Corrections Corporation of America, 7.750%, due 6/1/17	BB	1,250	1,297
ERP Operating L.P., 5.750%, due 6/15/17	A-	1,100	1,185
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	600	656
BB&T Corporation, 4.900%, due 6/30/17	A2	665	686
American Express Co., 6.150%, due 8/28/17	A+	1,000	1,096
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,453
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	1,100	1,250
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	1,059
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,000	955
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	903
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,000	1,093
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	408
Morgan Stanley, 6.625%, due 4/1/18	A	950	996
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	372
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,000	1,094
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,148
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	1,143

See accompanying Notes to Financial Statements.

74 Semi-Annual Report	June 30, 2010

Bond Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB+	$700	$850
FedEx Corporation, 8.000%, due 1/15/19	BBB	750	952
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	980
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	1,035
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,250	1,486
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,559
Owens Corning, 9.000%, due 6/15/19	BBB-	950	1,123
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,460
Discovery Communications LLC, 5.625%, due 8/15/19	Baa2	500	541
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-	1,225	1,358
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,500	1,605
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2	250	253
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba3	1,515	1,546
Jarden Corporation, 7.500%, due 1/15/20	B	1,000	978
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A	1,500	1,650
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	1,625	1,708
United Technologies Corporation, 4.500%, due 4/15/20	A+	1,500	1,623
Iron Mountain, Inc., 8.000%, due 6/15/20	B+	1,250	1,269
HCA, Inc., 7.250%, due 9/15/20	BB	1,000	1,005
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2	400	415
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A	679	699
The Kroger Co., 8.000%, due 9/15/29	BBB	325	419
Conoco Funding Co., 7.250%, due 10/15/31	A1	400	496

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.07% of the net assets at June 30, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2010.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	$1,000	$1,069
Pacific Gas & Electric Co., 6.050%, due 3/1/34	A	750	837
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A1	500	542
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	703
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-	600	689
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3	900	1,042
COX Communications, Inc.—144A, 6.950%, due 6/1/38	Baa2	350	402
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	828
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,515	1,602

Total Corporate Obligations			86,776

Total Long-Term Investments—98.5% (cost $175,529)			185,751

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $2,878, collateralized by FHLB, 4.375%, due 9/17/10	AAA	2,878	2,878

Total Repurchase Agreement—1.5% (cost $2,878)			2,878

Total Investments—100.0% (cost $178,407)			188,629
Cash and other assets, less liabilities—0.0%			35

Net assets—100.0%			$188,664

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 75

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 69 for the Fixed Income Market Overview.

The Income Fund posted a 3.94% increase on a total return basis (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government /Credit Bond Index, gained 4.56%.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Fund’s significant overweight in investment grade Corporate securities boosted performance during the first quarter. However, this sector struggled during the second quarter with the paradigm shift of investor sentiment from expectations of economic growth to fears of a double-dip recession.

The Fund’s underweight in Commercial Mortgage-backed securities (which comprise 1% of the Fund and approximately 3% of the benchmark Index), was a slight drag on performance, when compared to the benchmark.

We made a conscious decision to invest in Corporate REITs, which are actively managed rather than the static pools of mortgages typically held in Commercial Mortgage-backed securities. We believe this is more prudent in the event of continued weakness in commercial real estate.

We also avoided owning U.S. Agency debentures, but instead emphasized U.S. Agency Mortgage-backed securities via higher coupon pools that are “seasoned,” as well as low loan balance pools. We believe the above-market coupons in these pools will experience slower amortization and should protect the Fund in a rising rate environment, while still providing an attractive level of current income.

We continue to position the Fund with a significant underweight to U.S. Treasuries, and maintain a very modest allocation to U.S. Treasury securities via TIPs (Treasury Inflation Protected Securities).

While we do not believe inflation is an immediate concern, we think our Fund’s positioning overall is defensive and appropriate in the event that interest rates rise sharply.

76 Semi-Annual Report	June 30, 2010

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.94%	8.69%	3.88%	3.34%	4.57%
Class I	4.06	8.80	4.04	3.51	4.73
Barclays Capital Intermediate Government/Credit Bond Index	4.56	8.29	6.97	5.26	6.06

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

June 30, 2010	William Blair Funds 77

Income Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—34.3%
U.S. Treasury Inflation Indexed Notes/Bonds—3.5%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,783	$4,177

U.S. Treasury—1.6%
U.S. Treasury Note, 5.125%, due 5/15/16	1,000	1,167
U.S. Treasury Note, 3.125%, due 5/15/19	700	714

Total U.S. Treasury Obligations		1,881

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	180	196
#357322, 7.000%, due 9/15/23	123	138
Total GNMA Mortgage Obligations
		334

Federal Home Loan Mortgage Corp. (FHLMC)—10.3%
#M80925, 5.000%, due 6/1/11	367	369
#E00436, 7.000%, due 6/1/11	45	47
#G10708, 6.500%, due 8/1/12	40	42
#E72924, 7.000%, due 10/1/13	314	331
#E81703, 7.000%, due 5/1/15	339	361
#E81697, 8.000%, due 5/1/15	878	957
#E81908, 8.500%, due 12/1/15	78	90
#J02184, 8.000%, due 4/1/16	617	663
#G90022, 8.000%, due 9/17/16	262	281
#M30028, 5.500%, due 5/1/17	63	66
#E90398, 7.000%, due 5/1/17	706	767
#E96536, 5.000%, due 3/1/18	985	1,059
#E97112, 4.000%, due 5/1/18	386	407
#B13459, 4.500%, due 4/1/19	318	339
#C67537, 9.500%, due 8/1/21	19	20
#D95621, 6.500%, due 7/1/22	2,052	2,276
#A45790, 7.500%, due 5/1/35	364	417
#G02141, 6.000%, due 3/1/36	1,142	1,265
#A81799, 6.500%, due 9/1/38	2,115	2,354

Total FHLMC Mortgage Obligations		12,111

Federal National Mortgage Association (FNMA)—18.6%
#695512, 8.000%, due 9/1/10	2	2
#313816, 6.000%, due 4/1/11	16	16
#577393, 10.000%, due 6/1/11	11	12
#577395, 10.000%, due 8/1/11	44	45
#254788, 6.500%, due 4/1/13	108	112
#725315, 8.000%, due 5/1/13	113	121
#593561, 9.500%, due 8/1/14	175	191
#567027, 7.000%, due 9/1/14	650	694
#567026, 6.500%, due 10/1/14	527	573
#458124, 7.000%, due 12/15/14	89	95
#576554, 8.000%, due 1/1/16	672	737
#256106, 5.000%, due 2/1/16	1,021	1,066
#576553, 8.000%, due 2/1/16	1,132	1,267
#555747, 8.000%, due 5/1/16	113	120
#735569, 8.000%, due 10/1/16	693	758
#725410, 7.500%, due 4/1/17	432	458
#643217, 6.500%, due 6/1/17	205	223
#679247, 7.000%, due 8/1/17	862	960
#888979, 6.000%, due 12/1/17	853	905
#685194, 4.500%, due 3/1/18	1,349	1,441

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#689334, 5.000%, due 3/1/18		$197	$211
#695910, 5.000%, due 5/1/18		845	915
#740847, 6.000%, due 10/1/18		552	602
#323501, 6.500%, due 1/1/19		162	179
#255358, 5.000%, due 9/1/19		257	276
#852864, 7.000%, due 7/1/20		1,699	1,897
#458147, 10.000%, due 8/15/20		424	478
#835563, 7.000%, due 10/1/20		758	842
#735574, 8.000%, due 3/1/22		440	511
#679253, 6.000%, due 10/1/22		1,010	1,110
FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	13
#255956, 5.500%, due 10/1/25		223	241
#806458, 8.000%, due 6/1/28		402	465
#880155, 8.500%, due 7/1/29		796	925
#797846, 7.000%, due 3/1/32		1,043	1,153
#745519, 8.500%, due 5/1/32		504	586
#654674, 6.500%, due 9/1/32		241	269
#733897, 6.500%, due 12/1/32		283	315
#886220, 6.000%, due 7/1/36		1,017	1,118

Total FNMA Mortgage Obligations			21,902

Non-Agency Mortgage-Backed Obligations—0.2%
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.759%, 2/28/33, VRN§	CCC	424	169
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M2, 2.759%, 2/28/33, VRN§	CC	325	42

Total Non-Agency Mortgage-Backed Obligations			211

Consumer Asset-Backed Securities—5.8%
Peco Energy Transition Trust, 2001-A, Tranche A1, 6.520%, 12/31/10	AAA	301	304
Citibank Credit Card Issuance Trust, 2009-A3, Tranche A3, 2.700%, 6/24/13	AAA	965	982
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	432	437
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	A2	1,000	1,112
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, 1/15/14	AAA	405	409
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,200	1,279
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,500	1,563
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	C	676	405

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2010

Income Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23**§	C	$143	$86
First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24**§	Caa1	256	154
ABFS Mortgage Loan Trust, 2002-2, Tranche A7, 5.715%, 7/15/33	AAA	5	5
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA+	101	99

Total Consumer Asset-Backed Securities			6,835

Corporate Obligations—58.3%
Pacific Gas & Electric Co., 4.200%, due 3/1/11	A	1,250	1,276
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A3	1,250	1,300
Eli Lilly & Co., 3.550%, due 3/6/12	AA	500	521
BHP Billiton Finance USA, Ltd., 5.125%, due 3/29/12	A+	1,195	1,272
Morgan Stanley, 6.600%, due 4/1/12	A	1,600	1,698
COX Communications, Inc., 7.125%, due 10/1/12	Baa2	500	556
Wells Fargo & Co., 4.375%, due 1/31/13	AA-	1,400	1,480
PepsiCo, Inc., 4.650%, due 2/15/13	Aa3	540	587
John Deere Capital Corporation, 4.500%, due 4/3/13	A	1,000	1,077
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,000	1,039
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	1,500	1,599
Novartis Capital Corporation, 4.125%, due 2/10/14	Aa2	1,000	1,079
CME Group, Inc., 5.750%, due 2/15/14	AA	1,000	1,112
PACCAR, Inc., 6.875%, due 2/15/14	A+	1,000	1,158
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	500	545
America Movil S.A.B. de C.V., 5.500%, due 3/1/14	A2	1,000	1,090
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A+	900	1,073
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	248
Bank of America Corporation, 7.375%, due 5/15/14	A+	500	560
Hewlett-Packard Co., 4.750%, due 6/2/14	A+	1,100	1,219
St. Jude Medical, Inc., 3.750%, due 7/15/14	A	500	528

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
AT&T, Inc., 5.100%, due 9/15/14	A	$1,750	$1,941
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,000	1,079
Boeing Capital Corporation, 3.250%, due 10/27/14	A+	1,000	1,042
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A	1,200	1,252
Simon Property Group L.P., 4.200%, due 2/1/15	A-	1,125	1,156
DIRECTV Holdings LLC, 3.550%, due 3/15/15	Baa2	750	755
United Technologies Corporation, 4.875%, due 5/1/15	A+	1,000	1,118
Cisco Systems, Inc., 5.500%, due 2/22/16	A+	1,250	1,440
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	1,000	1,137
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	1,000	1,143
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1	1,000	1,062
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A+	1,000	1,127
ERP Operating L.P., 5.750%, due 6/15/17	A-	1,000	1,077
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	1,750	1,915
BB&T Corporation, 4.900%, due 6/30/17	A2	1,500	1,546
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A	1,000	1,184
American Express Co., 6.150%, due 8/28/17	A+	1,500	1,644
IBM Corporation, 5.700%, due 9/14/17	A+	1,750	2,034
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	2,000	2,274
Tesco plc—144A, 5.500%, due 11/15/17	A-	1,750	1,945
Abbott Laboratories, 5.600%, due 11/30/17	AA	500	580
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	750	820
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,165
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,367
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,148
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB+	800	971
FedEx Corporation, 8.000%, due 1/15/19	BBB	1,000	1,270
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,225	1,370
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	548

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 79

Income Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Unilever Capital Corporation, 4.800%, due 2/15/19	A+	$500	$547
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,000	1,188
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,100	1,236
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,350	1,444
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2	1,000	1,014
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A	1,000	1,100
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	1,000	1,051
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2	1,250	1,296
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A	1,493	1,538

Total Corporate Obligations			68,541

Total Long-Term Investments—98.6% (cost $109,106)			115,992

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.73% of the net assets at June 30, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.55% of the Fund’s net assets at June 30, 2010.

Issuer	NRSRO Rating	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $373, collateralized by FHLB, 4.375%, due 9/17/10	AAA	$373	$373

Total Repurchase Agreement—0.3% (cost $373)			373

Total Investments—98.9% (cost $109,479)			116,365
Cash and other assets, less liabilities—1.1%			1,248

Net assets—100.0%			$117,613

See accompanying Notes to Financial Statements.

80 Semi-Annual Report	June 30, 2010

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 69 for the Fixed Income Market Overview.

The Low Duration Fund posted a 1.43% increase on a total return basis (Class N Shares) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.51%.

What were the most significant factors impacting Fund performance during the first half of 2010? What factors were behind the Fund’s performance versus the benchmark?

Assets in this new Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to $132 million by June 30, 2010.

The Fund had a very positive six months, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own below-investment grade securities as mandated by the Prospectus.

We are especially pleased with the way the Fund performed during the first quarter of the year. Short-term interest rate volatility is the worst enemy of a fixed income fund, and the Fund experienced a bout of rising rates at the end of March—which was preceded by a similar episode during the last week of December.

The Fund invested capital as the Fund’s asset flows grew steadily from its inception. We continued to invest in new Consumer Asset-backed securities (such as “top tier” banks and auto receivables) as well as seasoned U.S. Agency Mortgage-backed securities and Corporate Bonds.

We consider the Consumer Asset-backed securities that the Fund invests in to be highly liquid. Nearly a third of these investments are floating rate instruments that reset on monthly basis, which helps offset the negative impact of rising short-term rates on the Fund’s portfolio. The benefits of this strategy are especially evident in a rising rate environment such as the one the Fund experienced in December and March.

Similarly, the Fund’s U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities pay monthly principal and interest, which we then are able to reinvest.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Finally it is worth noting that the Fund paid a total of $0.09157 per share (Class N Shares) in income distributions to shareholders of record during the first half of 2010.

June 30, 2010	William Blair Funds 81

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	Since Inception
Class N	1.43%	0.82%
Class I	1.49	0.89
Merrill Lynch 1-Year U.S. Treasury Note Index	0.51	0.36
(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

82 Semi-Annual Report	June 30, 2010

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—44.8%
Government National Mortgage Association (GNMA)—0.3%
#003438, 4.500%, due 9/20/18	$363	$387

Federal Home Loan Mortgage Corp. (FHLMC)—17.2%
#M80856, 4.500%, due 10/1/10	104	105
#M80898, 4.500%, due 2/1/11	191	196
#M80903, 4.000%, due 3/1/11	369	374
#M80953, 4.000%, due 12/1/11	342	350
#E70847, 5.500%, due 6/1/13	3	4
#G11320, 6.000%, due 4/1/14	761	826
#G11211, 6.000%, due 7/1/16	419	455
#G11187, 5.500%, due 9/1/16	566	614
#E86134, 5.000%, due 11/1/16	308	331
#G11337, 5.500%, due 11/1/17	2,103	2,283
#E96536, 5.000%, due 3/1/18	614	660
#E95355, 5.000%, due 4/1/18	695	747
#E01377, 4.500%, due 5/1/18	707	749
#G11618, 4.500%, due 5/1/18	3,337	3,560
#E01488, 5.000%, due 10/1/18	725	780
#E99895, 5.000%, due 10/1/18	1,483	1,594
#G12093, 4.500%, due 12/1/18	827	882
#B11386, 5.000%, due 12/1/18	324	348
#G11506, 5.500%, due 12/1/18	541	587
#G11567, 5.500%, due 12/1/18	592	643
#E01545, 5.000%, due 1/1/19	410	440
#G11766, 5.000%, due 3/1/19	295	317
#G18001, 4.500%, due 7/1/19	381	406
#G11596, 5.500%, due 8/1/19	300	326
#B16291, 5.000%, due 9/1/19	1,867	2,006
#G18045, 5.000%, due 3/1/20	329	353
#G11892, 4.000%, due 4/1/20	323	340
#G18048, 5.000%, due 4/1/20	234	251
#J08152, 5.000%, due 5/1/20	258	277
#G12827, 5.500%, due 2/1/21	765	830
#G12394, 5.000%, due 5/1/21	433	465
#G12113, 5.500%, due 5/1/21	496	538
#J06402, 5.500%, due 11/1/22	119	128

Total FHLMC Mortgage Obligations		22,765

Federal National Mortgage Association (FNMA)—27.3%
#254956, 4.000%, due 11/1/10	267	268
#255325, 4.500%, due 7/1/11	1,303	1,337
#545898, 5.500%, due 9/1/17	961	1,041
#545899, 5.500%, due 9/1/17	1,102	1,195
#735647, 5.000%, due 12/1/17	2,952	3,175
#254591, 5.500%, due 1/1/18	641	695
#681310, 4.500%, due 2/1/18	668	714
#683100, 5.500%, due 2/1/18	781	851
#675717, 5.000%, due 3/1/18	710	764
#656564, 5.000%, due 4/1/18	3,198	3,440
#555456, 5.500%, due 4/1/18	3,372	3,655
#929388, 4.500%, due 5/1/18	923	964
#704049, 5.500%, due 5/1/18	1,505	1,635
#555622, 4.500%, due 6/1/18	746	796
#656573, 5.000%, due 6/1/18	417	449
#709848, 5.000%, due 6/1/18	393	423
#713807, 4.500%, due 7/1/18	355	379
#711991, 5.000%, due 8/1/18	370	398

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#740444, 4.500%, due 9/1/18		$567	$606
#743183, 5.000%, due 10/1/18		154	166
#749596, 5.000%, due 11/1/18		512	550
#255233, 4.000%, due 5/1/19		813	860
#725445, 4.500%, due 5/1/19		915	976
#995234, 5.000%, due 7/1/19		3,335	3,587
#785259, 5.000%, due 8/1/19		630	677
#725953, 5.000%, due 10/1/19		182	196
#745240, 4.500%, due 12/1/19		875	935
#735401, 5.500%, due 3/1/20		547	593
#735646, 4.500%, due 7/1/20		1,098	1,172
#836016, 4.500%, due 9/1/20		1,799	1,916
#881284, 4.500%, due 12/1/21		1,652	1,758

Total FNMA Mortgage Obligations			36,171

Consumer Asset-Backed Securities—41.6%
BMW Vehicle Lease Trust, 2009-1, Tranche A2, 2.040%, 4/15/11	AAA	483	484
Nissan Auto Lease Trust, 2009-A, Tranche A2, 2.010%, 4/15/11	AAA	558	559
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A2, 3.920%, 4/15/11	AAA	80	81
Mercedes-Benz Auto Receivables Trust, 2010-1, Tranche A1, 0.309%, 5/13/11	A-1+	763	762
Volkswagen Auto Lease Trust, 2009-A, Tranche A2, 2.870%, 7/15/11	AAA	364	365
Honda Auto Receivables Owner Trust, 2009-2, Tranche A2, 2.220%, 8/15/11	AAA	61	61
Nissan Auto Lease Trust, 2009-B, Tranche A2, 1.220%, 9/15/11	AAA	1,568	1,568
Ford Credit Auto Owner Trust, 2009-D, Tranche A2, 1.210%, 1/15/12	AAA	1,835	1,837
Honda Auto Receivables Owner Trust, 2008-1, Tranche A3, 4.470%, 1/18/12	AAA	771	779
Honda Auto Receivables Owner Trust, 2010-1, Tranche A2, 0.620%, 2/21/12	AAA	2,375	2,373
USAA Auto Owner Trust, 2009-2, Tranche A2, 0.740%, 3/15/12	AAA	165	165
Ally Auto Receivables Trust, 2010-1, Tranche A2, 0.750%, 4/15/12	AAA	1,000	999
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA	1,550	1,582
CNH Equipment Trust, 2008-A, Tranche A3, 4.120%, 5/15/12	AAA	555	559
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A2, 2.520%, 5/15/12	AAA	45	45
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A2, 0.660%, 5/21/12	AAA	2,000	1,999
USAA Auto Owner Trust, 2010-1, Tranche A2, 0.630%, 6/15/12	AAA	1,350	1,349

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 83

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Consumer Asset-Backed Securities—(continued)
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	$530	$551
Chase Issuance Trust, 2009-A6, Tranche A6, 1.200%, 7/16/12, VRN	AAA	1,300	1,300
CNH Equipment Trust, 2008-B, Tranche A3A, 4.780%, 7/16/12	AAA	442	447
CNH Equipment Trust, 2009-C, Tranche A2, 0.950%, 8/15/12	AAA	1,000	1,001
CNH Equipment Trust, 2010-A, Tranche A2, 0.810%, 8/15/12	AAA	1,000	1,000
Chase Issuance Trust, 2007-A15, Tranche A, 4.960%, 9/17/12	AAA	198	200
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	1,500	1,499
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.800%, 10/15/12, VRN	AAA	840	847
Citibank Credit Card Issuance Trust, 2005-A7, Tranche A7, 4.750%, 10/22/12	AAA	200	202
MBNA Credit Card Master Note Trust, 2005-A6, Tranche A6, 4.500%, 1/15/13	AAA	150	151
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	421	432
Bank of America Credit Card Trust, 2008-A1, Tranche A1, 0.930%, 4/15/13, VRN	AAA	320	320
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	600	615
Bank of America Credit Card Trust, 2007-A2, Tranche A2, 0.370%, 6/17/13, VRN	AAA	1,283	1,282
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	1,500	1,524
American Express Issuance Trust, 2007-2, Tranche A, 0.600%, 7/15/13, VRN	AAA	373	373
Capital One Multi-Asset Execution Trust, 2003-A5, Tranche A5, 0.640%, 7/15/13, VRN	AAA	1,000	1,000
American Express Credit Account Master Trust, 2008-1, Tranche A, 0.800%, 8/15/13, VRN	AAA	1,200	1,202
American Express Credit Account Master Trust—144A, 2006-B, Tranche A, 0.390%, 8/15/13, VRN	AAA	1,070	1,070
American Express Issuance Trust, 2005-2, Tranche A, 0.420%, 8/15/13, VRN	AAA	730	727
Discover Card Master Trust I, 2006-1, Tranche A2, 0.400%, 8/16/13, VRN	AAA	354	353
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	1,160	1,176
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	1,728	1,749

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Consumer Asset-Backed Securities—(continued)
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	$865	$866
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	A2	2,000	2,225
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	2,007	2,049
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,000	1,066
Capital One Multi-Asset Execution Trust, 2006-A7, Tranche A7, 0.380%, 3/17/14, VRN	AAA	1,000	998
Capital One Multi-Asset Execution Trust, 2008-A6, Tranche A6, 1.450%, 3/17/14, VRN	AAA	1,610	1,622
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,839
Chase Issuance Trust, 2007-A9, Tranche A, 0.380%, 6/16/14, VRN	AAA	2,000	1,990
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	150	155
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	550	553
Citibank Credit Card Issuance Trust, 2007-A7, Tranche A7, 0.698%, 8/20/14, VRN	AAA	200	200
American Express Credit Account Master Trust, 2007-5, Tranche A, 0.380%, 12/15/14, VRN	AAA	1,000	995
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.500%, 1/15/15, VRN	AAA	2,000	2,005
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.380%, 3/16/15, VRN	AAA	620	616
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.650%, 9/15/15, VRN	AAA	1,300	1,297
Chase Issuance Trust, 2008-A3, Tranche A, 1.450%, 3/15/16, VRN	AAA	2,000	2,054

Total Consumer Asset-Backed Securities			55,118

Corporate Obligations—11.7%
Teva Pharmaceutical Finance III LLC, 1.500%, due 6/15/12	A-	1,000	1,004
General Electric Capital Corporation, 3.500%, due 8/13/12	AA+	1,000	1,032
Johnson & Johnson, 5.150%, due 8/15/12	AAA	1,900	2,071
Bank of America Corporation, 5.375%, due 9/11/12	A+	1,000	1,044

See accompanying Notes to Financial Statements.

84 Semi-Annual Report	June 30, 2010

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Corporate Obligations—(continued)
ConocoPhillips, 4.750%, due 10/15/12	A1	$1,000	$1,074
Citigroup, Inc., 5.300%, due 10/17/12	A+	1,000	1,036
Wells Fargo & Co., 5.250%, due 10/23/12	AA-	1,000	1,070
Morgan Stanley, 5.250%, due 11/2/12	A	1,000	1,040
The Walt Disney Co., 4.700%, due 12/1/12	A	1,500	1,627
Hewlett-Packard Co., 4.500%, due 3/1/13	A+	1,000	1,079
American Honda Finance Corp.—144A, 2.375%, due 3/18/13	A+	1,000	1,014
Novartis Capital Corporation, 1.900%, due 4/24/13	Aa2	1,235	1,254
American Express Co., 4.875%, due 7/15/13	A+	1,000	1,068

Total Corporate Obligations			15,413

Total Long-Term Investments—98.1% (cost $129,421)			129,854

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

Issuer	NRSRO Rating	Principal Amount	Value
Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $10,438, collateralized by FHLB, 4.375%, due 9/17/10	AAA	$10,438	$10,438

Total Repurchase Agreement—7.9% (cost $10,438)			10,438

Total Investments—106.0% (cost $139,859)			140,292
Liabilities, plus cash and other assets—(6.0)%			(7,939)

Net assets—100.0%			$132,353

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 85

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

The Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The return for the six months ended June 30, 2009, of the Fund’s Class N Shares was 0.00%, versus the 0.02% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.27 billion, compared to $1.35 billion at December 31, 2009, and $1.51 billion at June 30, 2009.

Federal Open Market Committee (FOMC) meetings held during the first half of 2010 confirmed that the Federal Reserve Board had decided to keep short-term interest rates near zero for “an extended period.” The Fed cited impediments to economic growth, including the effect of new financial problems abroad.

In its statement following its most recent two-day meeting on June 23, the Fed said, “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

Although the rate decision announced by the FOMC at the end of its meeting was in line with what Fed observers had expected, many considered the remarks to be remarkably dovish, and reflected the Fed’s concern over consumer spending and an unemployment rate that stands at 9.7%

The FOMC did not change its basic characterization of the pace of economic recovery, which it described as “likely to be moderate for a time.” However, it did change its language on growth, saying the economic recovery was “proceeding.” (In April, the FOMC said economic activity “has continued to strengthen.”)

This slight change in language was an indication to observers that the Fed is more concerned about the pace of economic growth.

Although the FOMC did not change its language on inflation, which was described as “likely to be subdued for some time,” it acknowledged declining prices for items such as energy and other commodities. Inflation in recent months has been largely flat, and is well below the Fed’s unofficial annual target of about 2.0%.

The FOMC left the Federal Funds target rate unchanged at a range of 0.00% -0.25% (It has stood at that level since December 2008.) The FOMC had previously raised the Discount Rate (on February 18) from 0.50% to 0.75%.

More notable was that the Fed has now exited many of the temporary liquidity programs enacted during the recent financial crisis. The last remaining program was the Term Asset-Backed Securities Loan Facility (TALF), which closed on June 30. Many Fed watchers believe that the Fed’s willingness to let these programs wind down reflects their cautious optimism about the economy.

As we wrote about at the end of last year, as the extreme financial conditions of 2009 eased—and in particular the lingering effects of the credit crisis—money market funds experienced gradual liquidations and orderly outflows to longer-fixed income securities, as well as equities. Corporations are rightly and rationally looking to longer-term funding markets as a source for capital, and less short-term Commercial Paper is being issued.

In such a low interest rate environment, with an exceedingly low federal funds rate, managing the Fund is a challenge, and we expect it to remain so until 2011, when we expect economic fundamentals to strengthen, and short-term rates to firm somewhat.

86 Semi-Annual Report	June 30, 2010

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

The Fund also continues to maintain a relatively short Average Maturity. At June 30, 2010, the Fund’s Average Maturity was 38 days, compared to 48 days at March 31, 2010, 50 days at December 31, 2009, and 51 days at the same time one year ago.

June 30, 2010	William Blair Funds 87

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2010 was 0.01%.

Average Annual Total Returns—Class N Shares period ended June 30, 2010.

	Year to Date	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	0.00%	0.01%	1.54%	2.60%	2.35%
AAA-Rated Money Market Funds	0.01	0.04	1.54	2.55	2.30

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total Investments.

88 Semi-Annual Report	June 30, 2010

Ready Reserves Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
U.S. Government Agency Mortgage-Backed Notes—1.2%
Federal Home Loan Mortgage Corporation (FHLMC), 3.000%—5.000%, 7/1/10—11/1/10	$12,601	$12,662
Federal National Mortgage Association (FNMA), 3.500%—5.000%, 7/1/10—12/1/10	3,353	3,370

Total U.S. Government Agency Mortgage-Backed Notes		16,032

U.S. Government Agency Notes—9.0%
Federal Home Loan Bank (FHLB), 0.500%—5.125%, 9/10/10—2/18/11	38,735	39,013
Federal Home Loan Mortgage Corporation (FHLMC), 2.875%—4.750%, 7/12/10—2/3/11	40,733	41,122
Federal National Mortgage Association (FNMA), 1.750%—4.500%, 7/12/10—5/19/11	33,772	34,073

Total U.S. Government Agency Notes		114,208

Corporate Notes—9.1%
Abbott Laboratories, 5.600%, 5/15/11	618	644
Caterpillar Financial Services Corporation, 0.853%, 8/6/10, VRN	5,515	5,518
CME Group, Inc., 1.003%, 8/6/10, VRN	7,075	7,080
General Electric Capital Corporation, 4.250%—6.875%, 9/13/10—4/28/11	16,691	17,148
JPMorgan Chase & Co., 2.625%, 12/1/10	15,310	15,451
Kimberly-Clark Corporation, 0.438%, 7/30/10, VRN	4,575	4,575
Morgan Stanley, 2.900%, 12/1/10	14,000	14,144
Regions Bank, 2.750%, 12/10/10	3,000	3,031
Wal-Mart Stores, Inc., 4.125%—4.750%, 7/1/10—2/15/11	29,815	30,071
Wells Fargo & Co., 0.766%, 1/24/11, VRN	4,712	4,723
Wells Fargo & Co., 4.000%—4.875%, 8/9/10—6/2/11	13,054	13,252

Total Corporate Notes		115,637

Commercial Paper—58.1%
Abbott Laboratories, 0.130%—0.240%, 7/8/10—8/10/10	25,000	24,995
American Honda Finance Corporation, 0.180%—0.300%, 7/6/10—8/16/10	45,000	44,994
AT&T, Inc., 0.180%—0.190%, 7/8/10—7/26/10	35,000	34,997
Caterpillar Financial Services Corporation, 0.210%—0.300%, 7/7/10—9/9/10	26,000	25,993
Chevron Funding Corporation, 0.090%—0.190%, 7/1/10—7/9/10	22,000	22,000
Coca-Cola Co., 0.150%—0.300%, 7/8/10—9/13/10	46,000	45,987
Colgate Palmolive Co., 0.120%, 7/12/10—7/13/10	12,000	12,000
ConocoPhillips Qatar Funding, Ltd., 0.180%—0.260%, 7/6/10—9/16/10	50,000	49,988
EI du Pont de Nemours & Co., 0.150%—0.180%, 7/2/10—7/16/10	19,750	19,750

Issuer	Principal Amount	Amortized Cost
Commercial Paper—(continued)
General Electric Capital Corporation, 0.170%—0.310%, 7/9/10—8/24/10	$31,000	$30,994
Hewlett Packard Co., 0.180%—0.240%, 7/8/10—7/27/10	45,000	44,995
IBM Corporation, 0.130%—0.190%, 7/1/10—7/8/10	33,000	33,000
John Deere Credit, Inc., 0.200%, 7/19/10—7/22/10	15,000	14,997
John Deere Credit, Ltd., 0.170%—0.180%, 7/2/10—7/26/10	17,000	16,998
John Deere, Ltd., 0.190%, 7/28/10	14,000	13,998
Johnson & Johnson, 0.150%—0.190%, 8/5/10	14,000	13,998
Kimberly-Clark Corporation, 0.180%—0.190%, 7/6/10—7/14/10	21,000	20,999
Merck & Co., Inc., 0.200%—0.250%, 7/7/10—8/3/10	17,000	16,999
Microsoft Corporation, 0.170%—0.200%, 7/6/10—7/28/10	18,800	18,799
Nestle Capital Corporation, 0.210%—0.250%, 7/12/10—9/8/10	44,000	43,992
Oracle Corporation, 0.250%, 7/15/10	5,000	4,999
PACCAR Financial Corporation, 0.150%—0.320%, 7/1/10—8/6/10	21,100	21,097
Private Export Funding, 0.220%—0.300%, 7/13/10—10/1/10	35,000	34,987
Procter & Gamble International Funding, 0.160%—0.240%, 7/1/10—7/21/10	48,100	48,100
Roche Holding, Inc., 0.160%—0.210%, 7/6/10—7/23/10	20,000	19,999
Toyota Credit Corporation, 0.120%—0.370%, 7/6/10—7/30/10	48,000	47,994
Wal-Mart Stores, Inc., 0.150%—0.160%, 7/2/10—7/9/10	12,000	12,000

Total Commercial Paper		739,649

Asset-Backed Commercial Paper—7.3%
Chariot Funding L.L.C., 0.270%—0.430%, 7/6/10—9/15/10	38,500	38,492
Govco L.L.C, 0.280%—0.400%, 7/7/10—7/29/10	45,000	44,992
Wal-Mart Funding Corporation, 0.350%, 7/9/10	10,000	9,999

Total Asset-Backed Commercial Paper		93,483

Repurchase Agreements—15.1%
Bank of America, 0.020% dated 6/30/10, due 7/1/10, repurchase price $63,000 collateralized by FNMA, 5.500%, due 8/1/37	63,000	63,000
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $41,653 collateralized by FFCB, 1.625%, due 3/7/13	41,653	41,653
Goldman Sachs, 0.040% dated 6/30/10, due 7/1/10, repurchase price $63,000, collateralized by FDIC guaranteed securities, 2.250%-3.125%, 12/1/11-12/10/12	63,000	63,000

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 89

Ready Reserves Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Repurchase Agreements—(continued)
JPMorgan & Co., 0.030% dated 6/30/10, due 7/1/10, repurchase price $25,000, collateralized by GNMA, 0.738%-6.341%, due 12/20/34-3/20/40	$25,000	$25,000

Total Repurchase Agreements		192,653

Total Investments—99.8% (cost $1,271,662)		1,271,662
Cash and other assets, less liabilities—0.2%		2,055

Net assets—100.0%		$1,273,717

Portfolio Weighted Average Maturity		38 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

90 Semi-Annual Report	June 30, 2010

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$400,917	$25,031	$608,731	$68,630
Investments in Affiliated Companies, at cost	—	—	138,969	—
Investments in Affiliated Fund, at cost	1,262	—	3,297	19

Investments in securities, at value	$420,102	$27,082	$621,555	$74,398
Investments in Affiliated Companies, at value	—	—	109,898	—
Investments in Affiliated Fund, at amortized cost	1,262	—	3,297	19
Receivable for securities sold	8,426	—	10,137	316
Receivable for fund shares sold	460	29	757	1,153
Receivable from Advisor	—	2	4	—
Dividend and interest receivable	243	17	407	21

Total assets	430,493	27,130	746,055	75,907
Liabilities
Payable for investment securities purchased	6,683	5	4,486	1,058
Payable for fund shares redeemed	633	26	2,151	48
Management fee payable	275	19	722	67
Distribution fee payable	36	1	101	2
Other payables and accrued expenses	55	29	117	28

Total liabilities	7,682	80	7,577	1,203

Net Assets	$422,811	$27,050	$738,478	$74,704

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$46	$5	$38	$8
Capital paid in excess of par value	432,172	33,237	860,765	75,927
Accumulated net investment income (loss)	(101)	20	(3,454)	(248)
Accumulated realized gain (loss)	(28,491)	(8,263)	(102,624)	(6,751)
Net unrealized appreciation (depreciation) of investments and foreign currencies	19,185	2,051	(16,247)	5,768

Net Assets	$422,811	$27,050	$738,478	$74,704

Class N Shares
Net Assets	$164,119	$5,685	$454,616	$10,912
Shares Outstanding	18,058,169	1,008,941	23,590,977	1,111,295
Net Asset Value Per Share	$9.09	$5.64	$19.26	$9.82
Class I Shares
Net Assets	$258,692	$21,365	$283,862	$63,792
Shares Outstanding	27,456,811	3,707,013	14,244,244	6,412,320
Net Asset Value Per Share	$9.42	$5.76	$19.93	$9.95

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 91

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends . . . . . . . . . . .	$2,034	$170	$1,759	$180
Less foreign tax withheld	—	—	(22)	—
Dividend Income from Affiliated Companies	—	—	214	—
Interest	7	—	11	1

Total income . . . . . . . . . . . . . . . . . . . .	2,041	170	1,962	181
Expenses
Investment advisory fees	1,678	118	4,335	356
Distribution fees	218	8	608	14
Custodian fees	19	19	22	21
Transfer agent fees	57	5	43	6
Sub-transfer agent fees
Class N	65	3	205	5
Class I	46	—	68	10
Professional fees	17	13	22	13
Registration fees	15	18	33	15
Shareholder reporting fees	25	2	61	7
Trustee fees	6	—	11	1
Other expenses	9	2	12	3

Total expenses before waiver	2,155	188	5,420	451
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(37)	(4)	(22)

Net expenses	2,155	151	5,416	429

Net investment income (loss)	(114)	19	(3,454)	(248)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	9,445	217	86,090 (a)	5,587
Foreign currency transactions	—	—	6	—

Total net realized gain (loss)	9,445	217	86,096	5,587

Change in net unrealized appreciation (depreciation) of investments	(47,002)	(2,742)	(115,199)	(7,324)

Net increase (decrease) in net assets resulting from operations	$(37,671)	$(2,506)	$(32,557)	$(1,985)

(a)	Affiliated Companies accounted for $1,616 of the net realized gain on investments and $(100,538) of the change in unrealized depreciation on investments during the period.

See accompanying Notes to Financial Statements.

92 Semi-Annual Report	June 30, 2010

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(114)	$56	$19	$17	$(3,454)	$(4,618)	$(248)	$(147)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	9,445	(19,046)	217	(2,753)	86,096	(34,140)	5,587	(6,206)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(47,002)	119,029	(2,742)	9,950	(115,199)	322,910	(7,324)	22,569

Net increase (decrease) in net assets resulting from operations	(37,671)	100,039	(2,506)	7,214	(32,557)	284,152	(1,985)	16,216
Distributions to shareholders from
Net investment income . . . . . . . .	—	(43)	—	(16)	—	—	—	—
Net realized gain	—	—	—	—	—	—	—	—

	—	(43)	—	(16)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	76,489	131,594	1,574	6,234	128,743	317,852	13,766	21,823
Shares issued in reinvestment of income dividends and capital gain distributions	—	34	—	14	—	—	—	—
Less cost of shares redeemed	(35,527)	(50,690)	(2,329)	(6,414)	(120,506)	(240,833)	(7,911)	(7,731)

Net increase (decrease) in net assets resulting from capital share transactions	40,962	80,938	(755)	(166)	8,237	77,019	5,855	14,092

Increase (decrease) in net assets	3,291	180,934	(3,261)	7,032	(24,320)	361,171	3,870	30,308
Net assets
Beginning of period	419,520	238,586	30,311	23,279	762,798	401,627	70,834	40,526

End of period	$422,811	$419,520	$27,050	$30,311	$738,478	$762,798	$74,704	$70,834

Undistributed net investment income (loss) at the end of the period	$(101)	$13	$20	$1	$(3,454)	$—	$(248)	$—

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 93

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets

Investments in securities, at cost	$132,088	$32,026	$3,874,957	$255,968
Investments in Affiliated Fund, at cost	23	29	6,376	5

Investments in securities, at value	$141,730	$34,746	$4,172,470	$280,611
Investments in Affiliated Fund, at amortized cost	23	29	6,376	5
Foreign currency, at value (cost $—, $23,$32,387,$60)	—	23	32,416	60
Receivable for securities sold	876	—	66,062	1,945
Receivable for fund shares sold	42	5	18,176	5,189
Receivable from Advisor	6	7	—	23
Dividend and interest receivable	26	61	15,549	778

Total assets	142,703	34,871	4,311,049	288,611
Liabilities
Payable for investment securities purchased	782	—	65,453	2,296
Payable for fund shares redeemed	75	3	6,648	33
Unrealized depreciation on forward foreign currency contracts	—	—	313	—
Management fee payable	123	30	3,548	257
Distribution and shareholder administration fee payable	5	5	492	3
Other payables and accrued expenses	20	47	1,374	109

Total liabilities	1,005	85	77,828	2,698

Net Assets	$141,698	$34,786	$4,233,221	$285,913

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$12	$5	$236	$28
Capital paid in excess of par value	142,709	56,116	5,618,310	400,484
Accumulated net investment income (loss)	(458)	97	20,619	1,869
Accumulated realized gain (loss)	(10,207)	(24,152)	(1,703,234)	(141,120)
Net unrealized appreciation (depreciation) of investments and foreign currencies	9,642	2,720	297,290	24,652

Net Assets	$141,698	$34,786	$4,233,221	$285,913

Class N Shares
Net Assets	$21,860	$3,820	$2,370,531	$12,619
Shares Outstanding	1,922,212	581,160	133,387,195	1,255,647
Net Asset Value Per Share	$11.37	$6.57	$17.77	$10.05
Class I Shares
Net Assets	$119,838	$30,966	$1,862,690	$273,294
Shares Outstanding	10,349,890	4,714,606	102,431,412	26,937,236
Net Asset Value Per Share	$11.58	$6.57	$18.19	$10.15

See accompanying Notes to Financial Statements.

94 Semi-Annual Report	June 30, 2010

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$404	$358	$68,146	$4,054
Less foreign tax withheld	—	(27)	(5,716)	(366)
Interest	1	—	239	6

Total income	405	331	62,669	3,694
Expenses
Investment advisory fees	753	186	21,883	1,597
Distribution fees	30	5	3,053	18
Shareholder services fees	—	28	—	—
Custodian fees	25	37	418	57
Transfer agent fees	17	9	194	6
Sub-transfer agent fees
Class N	6	2	1,223	6
Class I	6	1	512	141
Professional fees	15	18	62	21
Registration fees	15	23	61	23
Shareholder reporting fees	5	3	712	7
Trustee fees	2	1	70	5
Other expenses	7	3	85	5

Total expenses before waiver	881	316	28,273	1,886
Expenses reimbursed to (waived or absorbed by) the Advisor	(18)	(72)	—	(100)

Net expenses	863	244	28,273	1,786

Net investment income (loss)	(458)	87	34,396	1,908
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	13,922	2,332	344,236	7,042
Foreign currency transactions	—	(47)	44,079	(300)

Total net realized gain (loss)	13,922	2,285	388,315	6,742
Change in net unrealized appreciation (depreciation) of:
Investments	(17,589)	(4,485)	(591,335)	(37,134)
Foreign currency translations	—	—	(15,437)	(22)

Total change in net unrealized appreciation (depreciation)	(17,589)	(4,485)	(606,772)	(37,156)

Net increase (decrease) in net assets resulting from operations	$(4,125)	$(2,113)	$(184,061)	$(28,506)

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 95

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(458)	$(382)	$87	$7	$34,396	$21,404	$1,908	$2,131
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	13,922	(7,046)	2,285	(3,204)	388,315	(397,479)	6,742	(47,092)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(17,589)	47,865	(4,485)	14,318	(606,772)	1,657,928	(37,156)	112,766

Net increase (decrease) in net assets resulting from operations	(4,125)	40,437	(2,113)	11,121	(184,061)	1,281,853	(28,506)	67,805
Distributions to shareholders from
Net investment income	—	—	—	(3)	—	(31,541)	—	(1,449)
Net realized gain	—	—	—	—	—	—	—	—

	—	—	—	(3)	—	(31,541)	—	(1,449)
Capital stock transactions
Net proceeds from sale of shares	14,360	52,642	3,089	4,434	722,087	1,361,082	44,494	87,167
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	3	—	28,646	—	1,387
Less cost of shares redeemed	(15,365)	(29,730)	(4,477)	(5,273)	(778,213)	(1,297,570)	(28,243)	(85,228)

Net increase (decrease) in net assets resulting from capital share transactions	(1,005)	22,912	(1,388)	(836)	(56,126)	92,158	16,251	3,326

Increase (decrease) in net assets	(5,130)	63,349	(3,501)	10,282	(240,187)	1,342,470	(12,255)	69,682
Net assets
Beginning of period	146,828	83,479	38,287	28,005	4,473,408	3,130,938	298,168	228,486

End of period	$141,698	$146,828	$34,786	$38,287	$4,233,221	$4,473,408	$285,913	$298,168

Undistributed net investment income (loss) at the end of the period	$(458)	$—	$97	$10	$20,619	$(13,777)	$1,869	$(39)

See accompanying Notes to Financial Statements.

96 Semi-Annual Report	June 30, 2010

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$400,720	$841,139	$63,897
Investments in Affiliated Fund, at cost	489	66	440

Investments in securities, at value	$441,554	$994,291	$73,095
Investments in Affiliated Fund, at amortized cost	489	66	440
Foreign currency, at value (cost $287,$15,312,$445)	283	15,340	444
Receivable for securities sold	1,532	7,319	4,977
Receivable for fund shares sold	103	139	42
Receivable from Advisor	—	—	8
Dividend and interest receivable	886	1,866	231

Total assets	444,847	1,019,021	79,237
Liabilities
Payable for investment securities purchased	2,554	5,170	1,106
Payable for fund shares redeemed	184	108	2,379
Unrealized depreciation on forward foreign currency contracts	26	—	—
Management fee payable	371	902	88
Distribution and shareholder administration fee payable	35	26	1
Other payables and accrued expenses	88	334	54

Total liabilities	3,258	6,540	3,628

Net Assets	$441,589	$1,012,481	$75,609

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$43	$81	$9
Capital paid in excess of par value	554,469	1,022,262	76,172
Accumulated net investment income (loss)	2,169	(4,033)	209
Accumulated realized gain (loss)	(155,912)	(159,015)	(9,981)
Net unrealized appreciation (depreciation) of investments and foreign currencies	40,820	153,186	9,200

Net Assets	$441,589	$1,012,481	$75,609

Class N Shares
Net Assets	$17,130	$23,929	—	(a)
Shares Outstanding	1,686,843	1,941,918	1
Net Asset Value Per Share	$10.16	$12.32	$8.26
Class I Shares
Net Assets	$226,458	$144,783	$10,455
Shares Outstanding	22,072,747	11,654,720	1,265,620
Net Asset Value Per Share	$10.26	$12.42	$8.26

(a) The class commenced operations on May 3, 2010 and had one share outstanding as of June 30, 2010.

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 97

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Investment income
Dividends	$5,104	$10,396	$1,344
Less foreign tax withheld	(269)	(791)	(140)
Interest	72	94	1

Total income	4,907	9,699	1,205
Expenses
Investment advisory fees	2,124	5,526	609
Distribution fees	20	32	—
Shareholder services fees	184	148	7
Custodian fees	77	266	59
Transfer agent fees	18	23	4
Sub-transfer agent fees
Class N	6	11	—
Class I	25	35	—
Professional fees	21	27	16
Registration fees	35	40	25
Shareholder reporting fees	23	11	2
Trustee fees	6	14	2
Other expenses	8	15	4

Total expenses before waiver	2,547	6,148	728
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	(29)

Net expenses	2,547	6,148	699

Net investment income (loss)	2,360	3,551	506
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	17,578	71,759	22,851
Foreign currency transactions	113	(2,200)	(295)

Total net realized gain (loss)	17,691	69,559	22,556
Change in net unrealized appreciation (depreciation) of:
Investments	(32,179)	(118,023)	(24,739)
Foreign currency translations	(33)	(29)	2

Total change in net unrealized appreciation (depreciation)	(32,212)	(118,052)	(24,737)

Net increase (decrease) in net assets resulting from operations	$(12,161)	$(44,942)	$(1,675)

See accompanying Notes to Financial Statements.

98 Semi-Annual Report	June 30, 2010

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$2,360	$1,001	$3,551	$3,476	$506	$507
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	17,691	(30,308)	69,559	(59,561)	22,556	3,205
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(32,212)	174,254	(118,052)	461,348	(24,737)	51,098

Net increase (decrease) in net assets resulting from operations	(12,161)	144,947	(44,942)	405,263	(1,675)	54,810
Distributions to shareholders from
Net investment income	—	(778)	—	(11,127)	—	(1,588)
Net realized gain	—	—	—	—	—	—

	—	(778)	—	(11,127)	—	(1,588)
Capital stock transactions
Net proceeds from sale of shares	121,773	139,125	162,010	422,203	3,502	42,409
Shares issued in reinvestment of income dividends and capital gain distributions	—	676	—	10,336	—	1,466
Less cost of shares redeemed	(58,874)	(185,107)	(142,847)	(174,003)	(41,354)	(28,637)

Net increase (decrease) in net assets resulting from capital share transactions	62,899	(45,306)	19,163	258,536	(37,852)	15,238

Increase (decrease) in net assets	50,738	98,863	(25,779)	652,672	(39,527)	68,460
Net assets
Beginning of period	390,851	291,988	1,038,260	385,588	115,136	46,676

End of period	$441,589	$390,851	$1,012,481	$1,038,260	$75,609	$115,136

Undistributed net investment income (loss) at the end of the period	$2,169	$(191)	$(4,033)	$(7,584)	$209	$(297)

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 99

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	Small Cap Value Fund	Mid Cap Value Fund
Assets
Investments in securities, at cost	$88,459	$2,340
Investments in Affiliated Fund, at cost	4	—

Investments in securities, at value	$90,141	$2,036
Investments in Affiliated Fund, at amortized cost	4	—
Receivable for securities sold	1,767	—
Receivable for fund shares sold	285	—
Receivable from Advisor	15	13
Dividend and interest receivable	52	2

Total assets	92,264	2,051
Liabilities
Payable for investment securities purchased	2,832	—
Payable for fund shares redeemed	36	—
Management fee payable	85	2
Distribution fee payable	2	—
Other accrued expenses	30	22

Total liabilities	2,985	24

Net Assets	$89,279	$2,027

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$8	$1
Capital paid in excess of par value	92,944	2,314
Accumulated net investment income (loss)	151	3
Accumulated realized gain (loss)	(5,506)	13
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,682	(304)

Net Assets	$89,279	$2,027

Class N Shares
Net Assets	$8,250	$3
Shares Outstanding	783,690	393
Net Asset Value Per Share	$10.53	$8.68
Class I Shares
Net Assets	$81,029	$2,024
Shares Outstanding	7,574,617	232,980
Net Asset Value Per Share	$10.70	$8.69

See accompanying Notes to Financial Statements.

100 Semi-Annual Report	June 30, 2010

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Small Cap Value Fund	Mid Cap Value Fund(a)
Investment income
Dividends	$602	$7
Interest	1	—

Total income	603	7
Expenses
Investment advisory fees	463	3
Distribution fees	10	—
Custodian fees	25	7
Transfer agent fees	11	2
Sub-transfer agent fees
Class N	9	—
Class I	7	—
Professional fees	12	4
Registration fees	14	9
Shareholder reporting fees	6	1
Trustee fees	1	—
Other expenses	3	1

Total expenses before waiver	561	27
Expenses reimbursed to (waived or absorbed by) the Advisor	(91)	(23)

Net expenses	470	4

Net investment income (loss)	133	3
Realized and unrealized gain (loss)
Net realized gain (loss) on transaction	3,869	13
Change in net unrealized appreciation (depreciation) of investments	(4,055)	(304)

Net increase (decrease) in net assets resulting from operations	$(53)	$(288)

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 101

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Small Cap Value Fund		Mid Cap Value Fund
	2010	2009	2010(a)
Operations
Net investment income (loss)	$133	$347	$3
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	3,869	(3,891)	13
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(4,055)	14,493	(304)

Net increase (decrease) in net assets resulting from operations	(53)	10,949	(288)
Distributions to shareholders from
Net investment income	—	(213)	—
Net realized gain	—	—	—

	—	(213)	—
Capital stock transactions
Net proceeds from sale of shares	40,089	14,901	2,320
Shares issued in reinvestment of income dividends and capital gain distributions	—	170	—
Less cost of shares redeemed	(5,616)	(7,197)	(5)

Net increase (decrease) in net assets resulting from capital share transactions	34,473	7,874	2,315

Increase (decrease) in net assets	34,420	18,610	2,027
Net assets
Beginning of period	54,859	36,249	—

End of period	$89,279	$54,859	$2,027

Undistributed net investment income (loss) at the end of the period	$151	$18	$3

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.

See accompanying Notes to Financial Statements.

102 Semi-Annual Report	June 30, 2010

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$178,407	$109,479	$139,859	$1,271,662

Investments in securities, at value	$188,629	$116,365	$140,292	$1,271,662
Receivable for fund shares sold	1,073	438	1,527	—
Receivable from Advisor	5	—	46	359
Dividend and interest receivable	1,889	1,240	422	2,387

Total assets	191,596	118,043	142,287	1,274,408
Liabilities
Payable for investment securities purchased	2,478	—	8,470	—
Payable for fund shares redeemed	372	331	1,411	—
Management fee payable	45	48	31	255
Distribution and shareholder administration fee payable	18	5	11	—
Other accrued expenses	19	46	11	436

Total liabilities	2,932	430	9,934	691

Net Assets	$188,664	$117,613	$132,353	$1,273,717

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$18	$13	$13	$1,274
Capital paid in excess of par value	178,222	153,425	132,344	1,273,312
Accumulated net investment income (loss)	152	(38)	(295)	84
Accumulated realized gain (loss)	50	(42,673)	(142)	(953)
Net unrealized appreciation (depreciation) of investments and foreign currencies	10,222	6,886	433	—

Net Assets	$188,664	$117,613	$132,353	$1,273,717

Class N Shares
Net Assets	$4,041	$37,746	$4,794	$1,273,717
Shares Outstanding	376,963	4,084,615	480,226	1,273,773,916
Net Asset Value Per Share	$10.72	$9.24	$9.98	$1.00
Class I Shares
Net Assets	$149,991	$79,867	$87,149
Shares Outstanding	14,126,812	8,705,818	8,729,865
Net Asset Value Per Share	$10.62	$9.17	$9.98

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 103

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$4,208	$2,792	$1,143	$1,654

Total income	4,208	2,792	1,143	1,654
Expenses
Investment advisory fees	246	287	172	1,522
Distribution fees	3	27	2	—
Shareholder services fees	105	—	58	2,223
Custodian fees	29	27	20	18
Transfer agent fees	9	12	7	18
Sub-transfer agent fees
Class N	—	14	—	—
Class I	1	1	—	—
Professional fees	15	16	15	37
Registration fees	29	16	43	13
Shareholder reporting fees	2	10	2	23
Trustee fees	2	2	1	27
Other expenses	6	5	3	37

Total expenses before waiver	447	417	323	3,918
Expenses reimbursed to (waived or absorbed by) the Advisor	(53)	(5)	(34)	(2,326)

Net expenses	394	412	289	1,592

Net investment income (loss)	3,814	2,380	854	62
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions of investments	1,015	1,045	(141)	—
Change in net unrealized appreciation (depreciation) of investments	3,709	1,233	1,001	—

Net increase (decrease) in net assets resulting from operations	$8,538	$4,658	$1,714	$62

See accompanying Notes to Financial Statements.

104 Semi-Annual Report	June 30, 2010

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2010	2009	2010	2009	2010	2009(a)	2010	2009
Operations
Net investment income (loss)	$3,814	$6,076	$2,380	$5,749	$854	$78	$62	$1,639
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	1,015	284	1,045	(4,058)	(141)	—	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	3,709	7,229	1,233	9,909	1,001	(568)	—	—

Net increase (decrease) in net assets resulting from operations	8,538	13,589	4,658	11,600	1,714	(490)	62	1,639
Distributions to shareholders from
Net investment income	(3,662)	(6,213)	(2,418)	(6,533)	(1,149)	(86)	(62)	(1,639)
Net realized gain	—	—	—	—	—	—	—	—

	(3,662)	(6,213)	(2,418)	(6,533)	(1,149)	(86)	(62)	(1,639)
Capital stock transactions
Net proceeds from sale of shares	60,462	77,912	8,682	16,970	93,547	97,472	357,462	638,552
Shares issued in reinvestment of income dividends and capital gain distributions	2,336	4,029	2,038	5,431	882	37	62	1,710
Less cost of shares redeemed	(26,354)	(16,586)	(12,955)	(50,295)	(57,775)	(1,799)	(436,708)	(1,128,550)

Net increase (decrease) in net assets resulting from capital share transactions	36,444	65,355	(2,235)	(27,894)	36,654	95,710	(79,184)	(488,288)

Increase (decrease) in net assets	41,320	72,731	5	(22,827)	37,219	95,134	(79,184)	(488,288)
Net assets
Beginning of period	147,344	74,613	117,608	140,435	95,134	—	1,352,901	1,841,189

End of period	$188,664	$147,344	$117,613	$117,608	$132,353	$95,134	$1,273,717	$1,352,901

Undistributed net investment income (loss) at the end of the period	$152	$—	$(38)	$—	$(295)	$—	$84	$84

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 105

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value (formerly known as Value Discovery) Mid Cap Value Global Equity Portfolio Global Growth

International Equity Portfolios

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), transfer agent expense which is not a fixed rate and may vary by Portfolio and class, and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio carry an annual shareholder administration fee of 0.15%.

106 Semi-Annual Report	June 30, 2010

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Fund’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Portfolio are valued at amortized cost, which approximates market value.

As of June 30, 2010, there were securities held in the Small Cap Growth, International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Portfolios requiring fair valuation pursuant to the Fund’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Portfolios were the rates in effect on June 30, 2010. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2010, the Bond, Income and Low Duration Portfolios recognized a reduction of interest income and a decrease of net realized loss of $(217), $(260) and $(419), respectively (in thousands). This reclassification had no effect on the net asset value of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

June 30, 2010	William Blair Funds 107

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of redemptions for presentation on the Statement of Changes in Net Assets.

The redemption fees collected by the Portfolios were as follows (in thousands):

	Period Ended June 30, 2010	Year Ended December 31, 2009
Growth	$7	$3
Large Cap Growth	1	—
Small Cap Growth	48	59
Mid Cap Growth	2	—
Small-Mid Cap Growth	—	1
Global Growth	—	—
International Growth	82	130
International Equity	6	7
International Small Cap Growth	3	8
Emerging Markets Growth	16	9
Emerging Leaders Growth	—	—
Small Cap Value	16	—
Mid Cap Value	—	N/A

Dividends from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Small Cap Value and Mid Cap Value Portfolios are declared and paid at least annually. Dividends from the Bond and Income Portfolios are declared and paid monthly and dividends from the Ready Reserves Portfolio are declared daily and paid monthly. At June 30, 2010, dividends from the Low Duration Portfolio are declared and paid monthly. Effective September 16, 2010, dividends from the Low Duration Portfolio will be declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and

108 Semi-Annual Report	June 30, 2010

liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes, formally known as FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2009 and December 31, 2008.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2009, remains open and the returns are subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2010, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$403,082	$42,627	$24,345	$18,282
Large Cap Growth	25,590	2,569	1,077	1,492
Small Cap Growth	765,252	94,532	125,034	(30,502)
Mid Cap Growth	69,064	8,334	2,981	5,353
Small-Mid Cap Growth	135,182	13,639	7,068	6,571
Global Growth	32,119	3,938	1,282	2,656
International Growth	3,919,754	500,009	241,140	258,869
International Equity	260,231	33,555	13,161	20,394
International Small Cap Growth	404,797	54,293	17,061	37,232
Emerging Markets Growth	859,271	155,003	19,883	135,120
Emerging Leaders Growth	65,317	9,680	1,460	8,220
Small Cap Value	90,124	4,815	4,794	21
Mid Cap Value	2,340	4	308	(304)
Bond	178,480	10,820	671	10,149
Income	109,627	7,808	1,070	6,738
Low Duration	139,859	608	175	433
Ready Reserves	1,271,662	—	—	—

June 30, 2010	William Blair Funds 109

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2009, (the Funds’ most recent fiscal year end) the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$—	$—	$—
Large Cap Growth	—	2,117	(2,117)
Small Cap Growth	4,618	—	(4,618)
Mid Cap Growth	147	—	(147)
Small-Mid Cap Growth	382	—	(382)
Global Growth	23	(23)	—
International Growth	3,052	(3,052)	—
International Equity	(508)	508	—
International Small Cap Growth	(294)	301	(7)
Emerging Markets Growth	741	(741)	—
Emerging Leaders Growth	836	(836)	—
Small Cap Value	(153)	158	(5)
Bond	127	(120)	(7)
Income	524	(519)	(5)
Low Duration	8	(1)	(7)
Ready Reserves	—	—	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of 2010 distributions will be determined at the end of the fiscal year. The tax character of distributions paid during 2009 and 2008 was as follows (in thousands):

	Distributions Paid in 2009			Distributions Paid in 2008
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$43	$—	$43	$—	$5,607	$5,607
Large Cap Growth	16	—	16	—	—	—
Small Cap Growth	—	—	—	5,544	14,989	20,533
Mid Cap Growth	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	3	—	3
Global Growth	3	—	3	391	—	391
International Growth	31,541	—	31,541	—	171,159	171,159
International Equity	1,449	—	1,449	296	2,938	3,234
International Small Cap Growth	778	—	778	—	4,881	4,881
Emerging Markets Growth	11,127	—	11,127	10,054	31,707	41,761
Emerging Leaders Growth	1,588	—	1,588	87	—	87
Small Cap Value	213	—	213	322	—	322
Bond	6,213	—	6,213	3,517	—	3,517
Income	6,533	—	6,533	8,436	—	8,436
Low Duration(a)	86	—	86	—	—	—
Ready Reserves	1,639	—	1,639	33,783	—	33,783

(a)	For the period from December 1, 2009 (commencement of operations) to December 31, 2009.

110 Semi-Annual Report	June 30, 2010

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Growth	$13	$(37,099)	$—	$65,350
Large Cap Growth	1	(7,905)	—	4,218
Small Cap Growth	—	(153,063)	—	63,295
Mid Cap Growth	—	(11,749)	—	12,503
Small-Mid Cap Growth	—	(20,754)	—	23,856
Global Growth	10	(26,300)	—	7,068
International Growth	17,572	(2,033,670)	—	814,834
International Equity	—	(143,310)	—	57,217
International Small Cap Growth	—	(168,452)	—	67,690
Emerging Markets Growth	2,427	(199,632)	—	232,285
Emerging Leaders Growth	130	(29,527)	—	30,500
Small Cap Value	—	(7,592)	—	3,972
Bond	—	(875)	—	6,423
Income	—	(43,467)	—	5,402
Low Duration	—	(1)	—	(568)
Ready Reserves	84	(953)	—	—

As of December 31, 2009, the Portfolios have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2010	2011	2012	2013	2014	2015	2016	2017	Total
Growth	$—	$—	$—	$—	$—	$—	$8,153	$28,946	$37,099
Large Cap Growth	1,582	769	—	—	—	—	1,709	3,845	7,905
Small Cap Growth	—	—	—	—	—	—	36,185	116,878	153,063
Mid Cap Growth	—	—	—	—	—	—	4,249	7,500	11,749
Small-Mid Cap Growth	—	—	—	—	—	—	10,635	9,806	20,441
Global Growth	—	—	—	—	—	126	13,022	13,125	26,273
International Growth	—	—	—	—	—	—	835,953	1,198,096	2,034,049
International Equity	—	—	—	—	—	—	61,377	81,925	143,302
International Small Cap Growth	—	—	—	—	—	—	81,949	86,330	168,279
Emerging Markets Growth	—	—	—	—	—	—	84,442	115,253	199,695
Emerging Leaders Growth	—	—	—	—	—	—	21,249	8,278	29,527
Small Cap Value	—	—	—	—	—	—	2,082	5,414	7,496
Bond	—	—	—	—	—	135	559	174	868
Income	1,692	1,582	4,431	3,398	4,138	9,190	14,459	4,577	43,467
Low Duration	—	—	—	—	—	—	—	1	1
Ready Reserves	930	—	20	—	—	3	—	—	953

June 30, 2010	William Blair Funds 111

For the period from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2010 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$—	$—	$—
Large Cap Growth	—	—	—
Small Cap Growth	—	—	—
Mid Cap Growth	—	—	—
Small-Mid Cap Growth	313	—	—
Global Growth	27	—	—
International Growth	—	—	—
International Equity	—	72	—
International Small Cap Growth	—	211	—
Emerging Markets Growth	—	—	—
Emerging Leaders Growth	—	—	—
Small Cap Value	96	—	—
Bond	7	—	—
Income	—	—	—
Low Duration	—	—	—
Ready Reserves	—	—	—

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker dealers and banks with which a Portfolio enters into repurchase agreements. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios are subject to ASC 820 Fair Value measurement and Disclosures. In accordance with ASC 820, “Fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates,

112 Semi-Annual Report	June 30, 2010

prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund adopted FASB Accounting Standards Update 2010-06 “Fair Value Measurements and Disclosures (ASU 820)” which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a footnote.

At June 30, 2010, the Portfolios held no other financial instruments, such as, options or futures, that required fair valuation.

As of June 30, 2010, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small- Mid Cap Growth	Global Growth
Investments in securities
Level 1—Quoted prices
Common stock	$410,255	$26,279	$708,325	$71,308	$139,621	$16,879
Preferred stock	—	—	—	—	—	769
Exchange traded fund	—	—	8,422	—	—	—
Short-term investments	1,262	—	3,297	19	23	29
Level 2—Other significant observable inputs
Common stock	—	—	—	—	—	16,289
Preferred stock	—	—	6,484	—	—	—
Short-term investments	9,847	803	5,205	3,090	2,109	809
Level 3—Significant unobservable inputs
Common stock	—	—	3,017	—	—	—

Total investments in securities	$421,364	$27,082	$734,750	$74,417	$141,753	$34,775

June 30, 2010	William Blair Funds 113

	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Small Cap Value	Mid Cap Value
Investments in securities
Level 1—Quoted prices
Common stock	$646,022	$51,596	$48,829	$301,497	$20,219	$88,516	$1,971
Warrants	—	—	—	43	—	—	—
Preferred stock	—	2,713	—	47,239	1,820	—	—
Exchange traded funds	31,411	—	—	—	—	—	—
Short-term investments	6,376	5	489	66	440	4	—
Level 2—Other significant observable inputs
Common stock	3,402,687	216,295	384,550	598,477	48,347	—	—
Convertible bonds	1,633	—	545	910	—	—	—
Short-term investments	90,717	10,007	7,630	46,125	2,709	1,625	65
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—	—

Total investments in securities	$4,178,846	$280,616	$442,043	$994,357	$73,535	$90,145	$2,036

Level 1 and Level 2 transfers
Transfer from Level 1 to Level 2(a)	12,714	1,649	—	—	3,063	—	—
Transfer from Level 2 to Level 1(b)	—	—	—	—	—	—	—
Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$(313)		$(26)

	Bond	Income	Low Duration Bond	Ready Reserves*
Investments in securities
Level 1—Quoted prices
None	$—	$—	$—	$—
Level 2—Other significant observable inputs
U.S. government and agency bonds	88,268	40,405	59,323	130,240
Corporate bonds	86,776	68,541	15,413	115,637
Asset backed bonds	10,588	6,401	55,118	—
Commercial paper	—	—	—	833,132
Short-term investments	2,878	373	10,438	192,653
Level 3—Significant unobservable inputs
Asset backed bonds	119	645	—	—

Total investments in securities	$188,629	$116,365	$140,292	$1,271,662

*	All of the investments held by the Ready Reserves Fund are short-term investments.

(a)	Fair valuation estimates were obtained from the Portfolios’ pricing vendor and applied to certain foreign securities at June 30, 2010 but not on December 31, 2009 resulting in a transfer from Level 1 to Level 2.

(b)	Fair valuation estimates were obtained from the Portfolios’ pricing vendor and applied to certain foreign securities at December 31, 2009 but not on June 30, 2010 resulting in a transfer from Level 2 to Level 1.

Level 1 Common Stocks are exchange traded securities with a quoted price. Typically, Level 2 Common Stocks are non-U.S. exchange traded securities with a quoted price that are fair valued by an independent pricing service approved by the Board of Trustees.

114 Semi-Annual Report	June 30, 2010

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2010	Net Purchases/ (Sales)	Transfers to/(from) Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance June 30, 2010
Small Cap Growth	$3,017	$—	$—	$—	$—	$3,017
Bond	—	—	119	—	—	119
Income	—	—	645	—	—	645

The fair value estimates for the Level 3 securities in the Small Cap Growth, Bond and Income Portfolios were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited, to the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for adverse outcome in pending litigation. At June 30, 2010, these securities represented 0.40%, 0.06%, 0.55% of the net assets of the Small Cap Growth, Bond and Income Portfolios respectively.

The First Plus bonds held in the Bond and Income Portfolios transferred from level 2 to level 3 during the period due to the lack of significant other observable inputs.

(k) Subsequent Events

On July 27, 2010, the Board of Trustees approved the following changes to the William Blair Funds:

Effective August 16, 2010, the Value Discovery Portfolio changed its name to the Small Cap Value Portfolio. Under normal market conditions, the William Blair Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies.

Effective September 16, 2010, the Low Duration Portfolio will begin declaring dividends on a daily basis to be paid out monthly.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios			International Portfolios
Growth	0.75%		International Growth Fund:
Large Cap Growth Small Cap Growth	0.80 1.10	% %	First $250 million	1.10%
			Next $4.75 billion	1.00%
Mid Cap Growth	0.95%		Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%		Next $5 billion	0.925%
Small Cap Value	1.10%		In excess of $15 billion	0.90%
Mid Cap Value	0.95%		International Equity

Global Portfolio			First $250 million	1.10%
Global Growth	1.00%		In excess of $250 million	1.00%
			International Small Cap Growth	1.00%
			Emerging Markets Growth	1.10%
			Emerging Leaders Growth	1.10%

June 30, 2010	William Blair Funds 115

Fixed-Income Portfolios		Money Market Portfolio
Bond Low Duration	0.30%	Ready Reserves
	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into an Expense Limitation Agreement with the Company. Under the terms of the Agreement, the Company will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Company owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Company reimburses the Portfolios on a monthly basis. Under the terms of the Agreement, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2011, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N			Class I
Portfolio	Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010		Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010
Large Cap Growth	1.20%	1.23%		0.95%	0.98%
Small Cap Growth	1.50%	1.50%		1.25%	1.25%
Mid Cap Growth	1.35%	1.36%		1.10%	1.11%
Small-Mid Cap Growth	1.35%	1.36%		1.10%	1.11%
Global Growth	1.50%	1.55%		1.25%	1.30%
International Growth	1.45%	1.45%		1.20%	1.20%
International Equity	1.45%	1.45%		1.20%	1.20%
International Small Cap Growth	1.65%	1.65%		1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%		1.45%	1.45%
Emerging Leaders Growth	1.65%	N/A		1.40%	1.40%
Small Cap Value	1.35%	1.29%		1.10%	1.09%
Mid Cap Value	1.35%	N/A		1.10%	N/A
Bond	0.65%	0.65%		0.50%	0.50%
Income	0.85%	0.85%		0.70%	0.70%
Low Duration	0.70%	0.70	%(a)	0.55%	0.55	%(a)

(a) Effective December 1, 2009 through April 30, 2011

For a period of three years subsequent to the commencement of operations of the Global Growth, Emerging Leaders Growth, Mid Cap Value and Low Duration Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at June 30, 2010 was $471 (in thousands) for the Global Growth Portfolio, $209 for the Emerging Leaders Growth Portfolio, $23 for the Mid Cap Value Portfolio and $48 for the Low Duration Portfolio.

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Portfolio in order to maintain a minimum yield given the current rate environment.

For the period ended June 30, 2010, the fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	34	—	3	37
Small Cap Growth	1	—	3	4
Mid Cap Growth	7	10	5	22

116 Semi-Annual Report	June 30, 2010

Portfolio	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Small-Mid Cap Growth	$5	$6	$7	$18
Global Growth	69	2	1	72
International Growth	—	—	—	—
International Equity	—	4	96	100
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Leaders Growth	28	—	1	29
Small Cap Value	76	10	5	91
Mid Cap Value	23	—	—	23
Bond	52	—	1	53
Income	—	5	—	5
Low Duration	34	—	—	34
Ready Reserves	2,326	—	—	2,326

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio, except the Ready Reserves Portfolio, has a Distribution Agreement with the Company for distribution services to the Portfolios’ Class N shares. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income, Bond and Low Duration Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) does not exceed 0.25% of the average annual net assets attributable to Class N shares.

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Bond and Low Duration Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2010, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$3	$25	$28
International Small Cap Growth	12	172	184
Emerging Markets Growth	19	129	148
Emerging Leaders Growth	—	7	7
Bond	3	102	105
Low Duration	2	56	58

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Company waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers, if applicable. The fees waived with respect to each Portfolio for the period ended June 30, 2010 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2010 (in thousands):

Portfolio	12/31/2009 Value	Purchases	Sales	Fees Waived	Dividend Income	6/30/2010 Value	Percent of Net Assets
Growth	$1,262	$—	$—	$1	$—	$1,262	0.3%
Small Cap Growth	3,297	—	—	4	—	3,297	0.4%

June 30, 2010	William Blair Funds 117

Portfolio	12/31/2009 Value	Purchases	Sales	Fees Waived	Dividend Income	6/30/2010 Value	Percent of Net Assets
Mid Cap Growth	$19	$—	$—	$—	$—	$19	0.0%
Small-Mid Cap Growth	23	—	—	—	—	23	0.0%
Global Growth	29	—	—	—	—	29	0.1%
International Growth	6,376	—	—	7	—	6,376	0.2%
International Equity	5	—	—	—	—	5	0.0%
International Small Cap Growth	489	—	—	1	—	489	0.1%
Emerging Markets Growth	66	—	—	—	—	66	0.0%
Emerging Leaders Growth	440	—	—	—	—	440	0.6%
Small Cap Value	4	—	—	—	—	4	0.0%

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2010, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$153,388	$(121,290)
Large Cap Growth	5,273	(6,552)
Small Cap Growth	455,499	(441,417)
Mid Cap Growth	37,543	(33,094)
Small-Mid Cap Growth	81,328	(81,152)
Global Growth	21,137	(23,049)
International Growth	1,934,238	(1,920,845)
International Equity	102,505	(92,922)
International Small Cap Growth	232,156	(164,521)
Emerging Markets Growth	571,734	(585,505)
Emerging Leaders Growth	82,429	(123,187)
Small Cap Value	66,335	(32,005)
Mid Cap Value	2,401	(138)
Bond	71,630	(35,163)
Income	18,618	(21,332)
Low Duration	106,303	(50,354)

(4) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the period ended June 30, 2010, the International Growth, and International Small Cap Portfolios engaged in forward foreign currency contracts with total notional volume (in thousands) of $2,153,072 and $89,804, respectively.

The following table presents the value of open forward foreign currency contracts as of June 30, 2010 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$313

International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	26

118 Semi-Annual Report	June 30, 2010

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2010 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
International Growth	$52,676
International Small Cap Growth	723

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
International Growth	$(15,357)
International Small Cap Growth	(26)

The following table presents open forward foreign currency contracts as of June 30, 2010 (values in thousands):

Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(loss)

International Growth Fund
Japanese Yen	9/15/2010	14,774,649	166,687	$(313)

International Small Cap Growth
Japanese Yen	9/15/2010	1,610,250	18,182	$(26)

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$46,304	$30,185	$76,489	$67,911	$63,683	$131,594
Large Cap Growth	661	913	1,574	923	5,311	6,234
Small Cap Growth	82,099	46,644	128,743	225,583	92,269	317,852
Mid Cap Growth	1,701	12,065	13,766	4,936	16,887	21,823
Small Mid-Cap Growth	1,635	12,725	14,360	13,361	39,281	52,642
Global Growth	426	2,663	3,089	465	3,968	4,433
International Growth	460,610	261,477	722,087	645,844	715,238	1,361,082
International Equity	580	43,914	44,494	4,147	83,020	87,167
International Small Cap Growth	5,381	67,908	73,289	5,724	102,689	108,413
Emerging Markets Growth	1,055	20,827	21,882	5,532	68,836	74,368
Emerging Leaders Growth	—	3,501	3,501	—	3,863	3,863
Small Cap Value	1,673	38,416	40,089	1,351	13,550	14,901
Mid Cap Value (a)	4	2,316	2,320	—	—	—
Bond	836	42,190	43,026	3,270	69,443	72,713
Income	5,072	3,610	8,682	5,949	11,021	16,970
Low Duration (b)	3,311	46,567	49,878	1,872	82,099	83,971
Ready Reserves	357,462	—	357,462	638,552	—	638,552

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

June 30, 2010	William Blair Funds 119

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$—	$34	$34
Large Cap Growth	—	—	—	—	14	14
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	—	—	—	3	3
International Growth	—	—	—	15,272	13,374	28,646
International Equity	—	—	—	13	1,374	1,387
International Small Cap Growth	—	—	—	—	249	249
Emerging Markets Growth	—	—	—	192	1,432	1,624
Emerging Leaders Growth	—	—	—	—	100	100
Small Cap Value	—	—	—	19	151	170
Mid Cap Value (a)	—	—	—	—	—	—
Bond	48	1,856	1,904	86	3,171	3,257
Income	688	1,350	2,038	2,004	3,427	5,431
Low Duration (b)	14	476	490	1	36	37
Ready Reserves	62	—	62	1,710	—	1,710

	Redemptions (Dollars)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$21,331	$14,196	$35,527	$33,393	$17,297	$50,690
Large Cap Growth	394	1,935	2,329	1,360	5,054	6,414
Small Cap Growth	76,566	43,940	120,506	152,457	88,376	240,833
Mid Cap Growth	813	7,098	7,911	1,417	6,314	7,731
Small Mid-Cap Growth	2,712	12,653	15,365	1,450	28,280	29,730
Global Growth	1,078	3,399	4,477	822	4,451	5,273
International Growth	527,082	251,131	778,213	839,084	458,486	1,297,570
International Equity	2,070	26,173	28,243	37,908	47,320	85,228
International Small Cap Growth	2,692	43,812	46,504	7,257	36,128	43,385
Emerging Markets Growth	3,268	47,571	50,895	6,566	29,337	35,903
Emerging Leaders Growth	—	1,683	1,683	—	743	743
Small Cap Value	1,174	4,442	5,616	2,315	4,882	7,197
Mid Cap Value (a)	—	5	5	—	—	—
Bond	534	25,702	26,236	308	15,214	15,522
Income	6,296	6,659	12,955	19,152	31,143	50,295
Low Duration (b)	403	40,161	40,564	—	1,799	1,799
Ready Reserves	436,708	—	436,708	1,128,550	—	1,128,550

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

120 Semi-Annual Report	June 30, 2010

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$24,973	$15,989	$40,962	$34,518	$46,420	$80,938
Large Cap Growth	267	(1,022)	(755)	(437)	271	(166)
Small Cap Growth	5,533	2,704	8,237	73,126	3,893	77,019
Mid Cap Growth	888	4,967	5,855	3,519	10,573	14,092
Small Mid-Cap Growth	(1,077)	72	(1,005)	11,911	11,001	22,912
Global Growth	(652)	(736)	(1,388)	(357)	(480)	(837)
International Growth	(66,472)	10,346	(56,126)	(177,968)	270,126	92,158
International Equity	(1,490)	17,741	16,251	(33,748)	37,074	3,326
International Small Cap Growth	2,689	24,096	26,785	(1,533)	66,810	65,277
Emerging Markets Growth	(2,269)	(26,744)	(29,013)	(842)	40,931	40,089
Emerging Leaders Growth	—	1,818	1,818	—	3,220	3,220
Small Cap Value	499	33,974	34,473	(945)	8,819	7,874
Mid Cap Value (a)	4	2,311	2,315	—	—	—
Bond	350	18,344	18,694	3,048	57,400	60,448
Income	(536)	(1,699)	(2,235)	(11,199)	(16,695)	(27,894)
Low Duration (b)	2,922	6,882	9,804	1,873	80,336	82,209
Ready Reserves	(79,184)	—	(79,184)	(488,288)	—	(488,288)

	Sales (Shares)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	4,634	2,878	7,512	7,884	7,054	14,938
Large Cap Growth	108	148	256	181	978	1,159
Small Cap Growth	3,767	2,109	5,876	14,719	5,427	20,146
Mid Cap Growth	159	1,147	1,306	551	1,894	2,445
Small Mid-Cap Growth	133	1,051	1,184	1,183	4,035	5,218
Global Growth	61	382	443	80	709	789
International Growth	25,078	13,772	38,850	43,158	45,616	88,774
International Equity	53	4,006	4,059	474	8,525	8,999
International Small Cap Growth	519	6,331	6,850	688	11,253	11,941
Emerging Markets Growth	83	1,635	1,718	571	7,574	8,145
Emerging Leaders Growth	—	429	429	—	548	548
Small Cap Value	149	3,540	3,689	166	1,517	1,683
Mid Cap Value (a)	—	234	234	—	—	—
Bond	79	4,025	4,104	324	7,009	7,333
Income	553	397	950	666	1,244	1,910
Low Duration (b)	331	4,666	4,997	187	8,211	8,398
Ready Reserves	357,460	—	357,460	638,552	—	638,552

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

June 30, 2010	William Blair Funds 121

	Reinvested Distributions (Shares)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	—	3	3
Large Cap Growth	—	—	—	—	2	2
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	—	—	—	—	—
International Growth	—	—	—	843	722	1,565
International Equity	—	—	—	2	126	128
International Small Cap Growth	—	—	—	—	24	24
Emerging Markets Growth	—	—	—	15	115	130
Emerging Leaders Growth	—	—	—	—	12	12
Small Cap Value	—	—	—	2	15	17
Mid Cap Value (a)	—	—	—	—	—	—
Bond	5	177	182	9	313	322
Income	75	149	224	225	387	612
Low Duration (b)	2	48	50	—	4	4
Ready Reserves	64	—	64	1,710	—	1,710

	Redemptions (Shares)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,151	1,366	3,517	4,263	1,994	6,257
Large Cap Growth	65	310	375	249	973	1,222
Small Cap Growth	3,675	2,061	5,736	10,272	5,811	16,083
Mid Cap Growth	78	664	742	169	744	913
Small Mid-Cap Growth	221	1,034	1,255	148	2,837	2,985
Global Growth	157	491	648	140	818	958
International Growth	28,599	13,375	41,974	58,042	30,142	88,184
International Equity	192	2,410	2,602	4,210	5,321	9,531
International Small Cap Growth	260	4,321	4,581	976	4,632	5,608
Emerging Markets Growth	260	3,901	4,161	678	3,007	3,685
Emerging Leaders Growth	—	209	209	—	123	123
Small Cap Value	103	389	492	278	562	840
Mid Cap Value (a)	—	1	1	—	—	—
Bond	51	2,449	2,500	30	1,505	1,535
Income	687	732	1,419	2,155	3,558	5,713
Low Duration (b)	40	4,019	4,059	—	180	180
Ready Reserves	436,708	—	436,708	1,128,550	—	1,128,550

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

122 Semi-Annual Report	June 30, 2010

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2010			Year Ended December 31, 2009
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	2,483	1,512	3,995	3,621	5,063	8,684
Large Cap Growth	43	(162)	(119)	(68)	7	(61)
Small Cap Growth	92	48	140	4,447	(384)	4,063
Mid Cap Growth	81	483	564	382	1,150	1,532
Small Mid-Cap Growth	(88)	17	(71)	1,035	1,198	2,233
Global Growth	(96)	(109)	(205)	(60)	(109)	(169)
International Growth	(3,521)	397	(3,124)	(14,041)	16,196	2,155
International Equity	(139)	1,596	1,457	(3,734)	3,330	(404)
International Small Cap Growth	259	2,010	2,269	(288)	6,645	6,357
Emerging Markets Growth	(177)	(2,266)	(2,443)	(92)	4,682	4,590
Emerging Leaders Growth	—	220	220	—	437	437
Small Cap Value	46	3,151	3,197	(110)	970	860
Mid Cap Value (a)	—	233	233	—	—	—
Bond	33	1,753	1,786	303	5,817	6,120
Income	(59)	(186)	(245)	(1,264)	(1,927)	(3,191)
Low Duration (b)	293	695	988	187	8,035	8,222
Ready Reserves	(79,184)	—	(79,184)	(488,288)	—	(488,288)

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

June 30, 2010	William Blair Funds 123

Financial Highlights

Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.89	$7.12	$11.70	$11.42	$11.33	$10.70
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.79)	2.79	(4.35)	1.53	1.48	1.11

Total from investment operations	(0.80)	2.77	(4.40)	1.49	1.42	1.05
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	0.18	1.21	1.33	0.42

Total distributions	—	—	0.18	1.21	1.33	0.42

Net asset value, end of year	$9.09	$9.89	$7.12	$11.70	$11.42	$11.33

Total return (%)*	(8.09)	38.90	(37.61)	13.17	12.42	9.75
Ratios to average daily net assets (%):**
Expenses	1.14	1.23	1.17	1.22	1.17	1.15
Net investment income (loss)	(0.23)	(0.20)	(0.54)	(0.35)	(0.49)	(0.60)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009		2008	2007		2006	2005
Net asset value, beginning of year	$10.24	$7.35		$12.02	$11.66		$11.52	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.01		(0.02)	0.00	^	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.82)	2.88		(4.47)	1.57		1.49	1.14

Total from investment operations	(0.82)	2.89		(4.49)	1.57		1.47	1.10
Less distributions from:
Net investment income	—	0.00	^	—	—		—	—
Net realized gain	—	—		0.18	1.21		1.33	0.42

Total distributions	—	0.00	^	0.18	1.21		1.33	0.42

Net asset value, end of year	$9.42	$10.24		$7.35	$12.02		$11.66	$11.52

Total return (%)*	(8.01)	39.34		(37.35)	13.59		12.64	10.08
Ratios to average daily net assets (%):**
Expenses	0.85	0.89		0.85	0.87		0.89	0.90
Net investment income (loss)	0.06	0.14		(0.22)	0.00		(0.20)	(0.35)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$422,811	$419,520	$238,586	$369,644	$264,525	$253,599
Portfolio turnover rate (%)*	28	67	60	72	61	54

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

124 Semi-Annual Report	June 30, 2010

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.16	$4.68	$7.52	$6.88	$6.47	$6.24
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.52)	1.49	(2.82)	0.65	0.43	0.25

Total from investment operations	(0.52)	1.48	(2.84)	0.64	0.41	0.23
Less distributions from:
Net investment income	—	—	0.00 ^	—	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	0.00 ^	—	—	—

Net asset value, end of year	$5.64	$6.16	$4.68	$7.52	$6.88	$6.47

Total return (%)*	(8.44)	31.62	(37.76)	9.30	6.34	3.69
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.22	1.23	1.23	1.23	1.24	1.28
Expenses, before waivers and reimbursements	1.56	2.28	1.85	1.50	1.63	2.08
Net investment income (loss), net of waivers and reimbursements	(0.07)	(0.13)	(0.29)	(0.16)	(0.29)	(0.37)
Net investment income (loss), before waivers and reimbursements	(0.41)	(1.18)	(0.91)	(0.43)	(0.68)	(1.17)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009		2008	2007	2006	2005
Net asset value, beginning of year	$6.30	$4.77		$7.64	$6.99	$6.56	$6.31
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01		0.00 ^	0.01	0.00 ^	(0.01)
Net realized and unrealized gain (loss) on investments	(0.55)	1.52		(2.87)	0.64	0.43	0.26

Total from investment operations	(0.54)	1.53		(2.87)	0.65	0.43	0.25
Less distributions from:
Net investment income	—	0.00	^	0.00 ^	0.00	—	—
Net realized gain	—	—		—	—	—	—

Total distributions	—	0.00	^	0.00 ^	0.00	—	—

Net asset value, end of year	$5.76	$6.30		$4.77	$7.64	$6.99	$6.56

Total return (%)*	(8.57)	32.17		(37.56)	9.36	6.55	3.96
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.97	0.98		0.98	0.98	0.99	1.03
Expenses, before waivers and reimbursements	1.20	1.26		1.21	1.20	1.38	1.83
Net investment income (loss), net of waivers and reimbursements	0.18	0.12		(0.04)	0.18	(0.04)	(0.12)
Net investment income (loss), before waivers and reimbursements	(0.05)	(0.16)		(0.27)	(0.04)	(0.43)	(0.92)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$27,050	$30,311	$23,279	$33,667	$20,191	$16,888
Portfolio turnover rate (%)*	18	88	85	60	53	53

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 125

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$19.99	$11.79	$23.30	$25.41	$23.76	$25.72
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.15)	(0.19)	(0.33)	(0.29)	(0.30)
Net realized and unrealized gain (loss) on investments	(0.63)	8.35	(10.73)	(0.25)	3.65	0.64

Total from investment operations	(0.73)	8.20	(10.92)	(0.58)	3.36	0.34
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	0.59	1.53	1.71	2.30

Total distributions	—	—	0.59	1.53	1.71	2.30

Net asset value, end of year	$19.26	$19.99	$11.79	$23.30	$25.41	$23.76

Total return (%)*	(3.65)	69.55	(46.85)	(2.15)	14.12	1.18
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.49	1.50	1.50	1.49	1.48	1.49
Expenses, before waivers and reimbursements	1.49	1.55	1.50	1.49	1.48	1.49
Net investment income (loss), net of waivers and reimbursements	(0.99)	(0.93)	(1.05)	(1.24)	(1.14)	(1.23)
Net investment income (loss), before waivers and reimbursements	(0.99)	(0.98)	(1.05)	(1.24)	(1.14)	(1.23)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$20.64	$12.14	$23.89	$25.94	$24.16	$26.04
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.11)	(0.14)	(0.25)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	(0.64)	8.61	(11.02)	(0.27)	3.71	0.67

Total from investment operations	(0.72)	8.50	(11.16)	(0.52)	3.49	0.42
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	0.59	1.53	1.71	2.30

Total distributions	—	—	0.59	1.53	1.71	2.30

Net asset value, end of year	$19.92	$20.64	$12.14	$23.89	$25.94	$24.16

Total return (%)*	(3.49)	70.02	(46.70)	(1.88)	14.42	1.48
Ratios to average daily net assets (%):**
Expenses	1.20	1.20	1.20	1.20	1.21	1.24
Net investment income (loss)	(0.70)	(0.63)	(0.75)	(0.94)	(0.87)	(0.98)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$738,478	$762,798	$401,627	$1,094,419	$1,261,174	$831,738
Portfolio turnover rate (%)*	58	122	135	97	105	80

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

126 Semi-Annual Report	June 30, 2010

Financial Highlights

Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$10.08	$7.41	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.21)	2.71	(3.87)	1.59	0.53

Total from investment operations	(0.26)	2.67	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.00 ^	0.63	—

Total distributions	—	—	0.00 ^	0.63	—

Net asset value, end of year	$9.82	$10.08	$7.41	$11.35	$10.46

Total return (%)*	(2.58)	36.03	(34.71)	14.62	4.60
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.36	1.36	1.36	1.38	1.40
Expenses, before waivers and reimbursements	1.46	2.13	2.03	1.67	2.35
Net investment income (loss), net of waivers and reimbursements	(0.88)	(0.51)	(0.76)	(0.58)	(0.70)
Net investment income (loss), before waivers and reimbursements	(0.98)	(1.28)	(1.43)	(0.87)	(1.65)

	Class I
	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$10.20	$7.48	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.22)	2.74	(3.89)	1.60	0.53

Total from investment operations	(0.25)	2.72	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	0.00 ^	0.63	—

Total distributions	—	—	0.00 ^	0.63	—

Net asset value, end of year	$9.95	$10.20	$7.48	$11.42	$10.49

Total return (%)*	(2.45)	36.36	(34.50)	14.95	4.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.11	1.11	1.11	1.12	1.15
Expenses, before waivers and reimbursements	1.16	1.28	1.23	1.37	2.10
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.26)	(0.51)	(0.32)	(0.43)
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.43)	(0.63)	(0.57)	(1.38)

	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007	2006(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$74,704	$70,834	$40,526	$45,393	$19,639
Portfolio turnover rate (%)*	46	87	76	66	56

(a)	For the period February 1, 2006 (Commencement of Operations) to December 31, 2006.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 127

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.73	$8.16	$13.10	$12.96	$12.40	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	(0.03)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.31)	3.63	(4.91)	1.71	1.32	1.32

Total from investment operations	(0.36)	3.57	(4.94)	1.59	1.21	1.21
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	0.00 ^	1.45	0.65	0.09

Total distributions	—	—	0.00 ^	1.45	0.65	0.09

Net asset value, end of year	$11.37	$11.73	$8.16	$13.10	$12.96	$12.40

Total return (%)*	(3.07)	43.75	(37.71)	12.34	9.68	10.72
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.36	1.36	1.36	1.36	1.38	1.45
Expenses, before waivers and reimbursements	1.42	1.49	1.41	1.42	1.45	1.54
Net investment income (loss), net of waivers and reimbursements	(0.82)	(0.60)	(0.26)	(0.79)	(0.86)	(0.97)
Net investment income (loss), before waivers and reimbursements	(0.88)	(0.73)	(0.31)	(0.85)	(0.93)	(1.06)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.93	$8.27	$13.24	$13.06	$12.46	$11.30
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.00 ^	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.32)	3.69	(4.97)	1.71	1.33	1.33

Total from investment operations	(0.35)	3.66	(4.97)	1.63	1.25	1.25
Less distributions from:
Net investment income	—	0.00 ^	—	—	—	—
Net realized gain	—	—	0.00 ^	1.45	0.65	0.09

Total distributions	—	0.00 ^	0.00 ^	1.45	0.65	0.09

Net asset value, end of year	$11.58	$11.93	$8.27	$13.24	$13.06	$12.46

Total return (%)*	(2.93)	44.26	(37.54)	12.54	9.95	11.05
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.11	1.11	1.11	1.11	1.13	1.20
Expenses, before waivers and reimbursements	1.12	1.18	1.17	1.17	1.20	1.29
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.33)	0.03	(0.54)	(0.61)	(0.72)
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.40)	(0.03)	(0.60)	(0.68)	(0.81)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$141,698	$146,828	$83,479	$124,501	$92,766	$70,211
Portfolio turnover rate (%)*	56	112	77	80	68	62

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

128 Semi-Annual Report	June 30, 2010

Financial Highlights

Global Growth Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$6.97	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	(0.01)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.41)	2.02	(4.98)	(0.11)

Total from investment operations	(0.40)	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	—	—	0.03	0.00 ^
Net realized gain	—	—	—	—

Total distributions	—	—	0.03	0.00 ^

Net asset value, end of year	$6.57	$6.97	$4.96	$9.89

Total return (%)*	(5.74)	40.52	(49.52)	(1.10)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.53	1.55	1.55	1.55
Expenses, before waivers and reimbursements	2.02	2.61	2.17	2.14
Net investment income (loss), net of waivers and reimbursements	0.23	(0.17)	0.98	(0.08)
Net investment income (loss), before waivers and reimbursements	(0.26)	(1.23)	0.36	(0.67)

	Class I
	Period Ended June 30,	Period Ended December 31,
	2010	2009		2008	2007(a)
Net asset value, beginning of year	$6.96	$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	0.00	^	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.41)	2.02		(4.98)	(0.09)

Total from investment operations	(0.39)	2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	—	0.00	^	0.07	0.00 ^
Net realized gain	—	—		—	—

Total distributions	—	0.00	^	0.07	0.00 ^

Net asset value, end of year	$6.57	$6.96		$4.94	$9.91

Total return (%)*	(5.60)	40.90		(49.41)	(0.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.28	1.30		1.30	1.30
Expenses, before waivers and reimbursements	1.66	1.62		1.74	1.89
Net investment income (loss), net of waivers and reimbursements	0.51	0.05		1.05	0.14
Net investment income (loss), before waivers and reimbursements	0.13	(0.27)		0.61	(0.45)

	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$34,786	$38,287	$28,005	$45,576
Portfolio turnover rate (%)*	58	133	124	63

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008 and 2007, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 129

Financial Highlights

International Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$18.55	$13.12	$29.12	$27.70	$25.22	$22.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.07	0.29	0.12	0.05	0.15
Net realized and unrealized gain (loss) on investments	(0.91)	5.47	(15.54)	4.77	5.71	4.60

Total from investment operations	(0.78)	5.54	(15.25)	4.89	5.76	4.75
Less distributions from:
Net investment income	—	0.11	—	0.34	0.37	0.11
Net realized gain	—	—	0.75	3.13	2.91	1.51

Total distributions	—	0.11	0.75	3.47	3.28	1.62

Net asset value, end of year	$17.77	$18.55	$13.12	$29.12	$27.70	$25.22

Total return (%)*	(4.20)	42.27	(52.33)	18.13	23.06	21.65
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.43	1.45	1.39	1.40	1.42	1.42
Expenses, before waivers and reimbursements	1.43	1.46	1.39	1.40	1.42	1.42
Net investment income (loss), net of waivers and reimbursements	1.44	0.48	1.29	0.38	0.19	0.16
Net investment income (loss), before waivers and reimbursements	1.44	0.47	1.29	0.38	0.19	0.16

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$18.95	$13.40	$29.61	$28.10	$25.55	$22.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.12	0.37	0.21	0.13	0.27
Net realized and unrealized gain (loss) on investments	(0.92)	5.59	(15.83)	4.86	5.78	4.61

Total from investment operations	(0.76)	5.71	(15.46)	5.07	5.91	4.88
Less distributions from:
Net investment income	—	0.16	—	0.43	0.45	0.16
Net realized gain	—	—	0.75	3.13	2.91	1.51

Total distributions	—	0.16	0.75	3.56	3.36	1.67

Net asset value, end of year	$18.19	$18.95	$13.40	$29.61	$28.10	$25.55

Total return (%)*	(4.01)	42.63	(52.17)	18.53	23.35	22.00
Ratios to average daily net assets (%):**
Expenses	1.13	1.17	1.08	1.09	1.11	1.17
Net investment income (loss)	1.76	0.74	1.58	0.69	0.45	0.41

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,233,221	$4,473,406	$3,130,938	$8,048,654	$6,267,126	$4,551,077
Portfolio turnover rate (%) *	46	121	91	56	72	70

(a)	Excludes $0.08, $(0.18), $0.09, $0.42, and $0.37 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

130 Semi-Annual Report	June 30, 2010

Financial Highlights

International Equity Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.07	$8.35	$16.53	$15.21	$12.86	$11.33
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.09	0.10	0.09	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	(1.07)	2.64	(8.16)	2.55	2.52	1.54

Total from investment operations	(1.02)	2.73	(8.06)	2.64	2.56	1.53
Less distributions from:
Net investment income	—	0.01	—	0.14	0.19	—
Net realized gain	—	—	0.12	1.18	0.02	—

Total distributions	—	0.01	0.12	1.32	0.21	—

Net asset value, end of year	$10.05	$11.07	$8.35	$16.53	$15.21	$12.86

Total return (%)*	(9.21)	32.69	(48.75)	17.68	19.96	13.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.46	1.48
Expenses, before waivers and reimbursements	1.51	1.59	1.45	1.47	1.56	1.81
Net investment income (loss), net of waivers and reimbursements	1.02	1.03	0.80	0.52	0.26	(0.33)
Net investment income (loss), before waivers and reimbursements	0.96	0.89	0.80	0.50	0.16	(0.66)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.16	$8.44	$16.66	$15.31	$12.94	$11.37
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.08	0.15	0.13	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(1.08)	2.70	(8.25)	2.57	2.55	1.58

Total from investment operations	(1.01)	2.78	(8.10)	2.70	2.61	1.57
Less distributions from:
Net investment income	—	0.06	—	0.17	0.22	—
Net realized gain	—	—	0.12	1.18	0.02	—

Total distributions	—	0.06	0.12	1.35	0.24	—

Net asset value, end of year	$10.15	$11.16	$8.44	$16.66	$15.31	$12.94

Total return (%)*	(9.05)	32.93	(48.61)	17.97	20.22	13.81
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.21	1.23
Expenses, before waivers and reimbursements	1.27	1.39	1.22	1.25	1.35	1.56
Net investment income (loss), net of waivers and reimbursements	1.31	0.86	1.12	0.76	0.46	(0.08)
Net investment income (loss), before waivers and reimbursements	1.24	0.67	1.10	0.71	0.32	(0.41)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$285,913	$298,168	$228,486	$408,609	$297,716	$177,710
Portfolio turnover rate (%)*	33	88	92	70	83	127

(a)	Excludes $0.00, $(0.07), $0.01, $0.22, and $0.33 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 131

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$10.40	$6.62	$13.98	$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	(0.01)	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.28)	3.79	(7.22)	1.72	2.32	1.17

Total from investment operations	(0.24)	3.78	(7.24)	1.70	2.27	1.16
Less distributions from:
Net investment income	—	—	—	0.05	0.01	—
Net realized gain	—	—	0.12	1.04	0.05	—

Total distributions	—	—	0.12	1.09	0.06	—

Net asset value, end of year	$10.16	$10.40	$6.62	$13.98	$13.37	$11.16

Total return (%)*	(2.31)	57.10	(51.82)	13.06	20.32	11.60
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.56	1.65	1.65	1.60	1.65	1.65
Expenses, before waivers and reimbursements	1.56	1.83	1.62	1.60	1.71	2.57
Net investment income (loss), net of waivers and reimbursements	0.72	(0.16)	(0.20)	(0.16)	(0.40)	(0.40)
Net investment income (loss), before waivers and reimbursements	0.72	(0.34)	(0.17)	(0.16)	(0.46)	(1.32)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$10.49	$6.67	$14.01	$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.01	0.01	0.03	(0.03)	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.29)	3.83	(7.23)	1.71	2.34	1.16

Total from investment operations	(0.23)	3.84	(7.22)	1.74	2.31	1.16
Less distributions from:
Net investment income	—	0.02	—	0.10	0.01	—
Net realized gain	—	—	0.12	1.04	0.05	—

Total distributions	—	0.02	0.12	1.14	0.06	—

Net asset value, end of year	$10.26	$10.49	$6.67	$14.01	$13.41	$11.16

Total return (%)*	(2.19)	57.51	(51.56)	13.34	20.68	11.60
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.26	1.31	1.31	1.29	1.40	1.40
Expenses, before waivers and reimbursements	1.26	1.31	1.28	1.29	1.46	2.32
Net investment income (loss), net of waivers and reimbursements	1.06	0.11	0.11	0.18	(0.25)	(0.15)
Net investment income (loss), before waivers and reimbursements	1.06	0.11	0.14	0.18	(0.31)	(1.07)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$441,589	$390,851	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)*	40	136	78	88	109	127

(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.01, $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

132 Semi-Annual Report	June 30, 2010

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009		2008	2007	2006	2005(a)
Net asset value, beginning of year	$12.87	$7.46		$21.92	$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	0.00	^	0.11	(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.57)	5.51		(13.63)	7.23	5.41	4.26

Total from investment operations	(0.55)	5.51		(13.52)	7.13	5.37	4.25
Less distributions from:
Net investment income	—	0.10		—	0.09	0.01	—
Net realized gain	—	—		0.94	4.54	0.11	0.08

Total distributions	—	0.10		0.94	4.63	0.12	0.08

Net asset value, end of year	$12.32	$12.87		$7.46	$21.92	$19.42	$14.17

Total return (%)*	(4.27)	73.85		(61.71)	37.75	37.90	42.52
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.67	1.70		1.67	1.65	1.65	1.55
Expenses, before waivers and reimbursements	1.67	1.81		1.65	1.69	1.78	1.91
Net investment income (loss), net of waivers and reimbursements	0.24	0.04		0.65	(0.45)	(0.22)	(0.11)
Net investment income (loss), before waivers and reimbursements	0.24	(0.07)		0.67	(0.49)	(0.35)	(0.47)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$12.95	$7.51	$21.99	$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.03	0.15	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(0.57)	5.54	(13.69)	7.26	5.41	4.26

Total from investment operations	(0.53)	5.57	(13.54)	7.22	5.40	4.27
Less distributions from:
Net investment income	—	0.13	—	0.16	0.01	—
Net realized gain	—	—	0.94	4.54	0.11	0.08

Total distributions	—	0.13	0.94	4.70	0.12	0.08

Net asset value, end of year	$12.42	$12.95	$7.51	$21.99	$19.47	$14.19

Total return (%)*	(4.09)	74.18	(61.60)	38.13	38.07	42.72
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.37	1.41	1.41	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.37	1.41	1.39	1.40	1.47	1.76
Net investment income (loss), net of waivers and reimbursements	0.58	0.31	0.91	(0.20)	(0.06)	0.04
Net investment income (loss), before waivers and reimbursements	0.58	0.31	0.93	(0.20)	(0.13)	(0.32)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,012,481	$1,038,260	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)*	59	113	118	100	113	77

(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.15, $(0.09), $0.21, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 133

Financial Highlights

Emerging Leaders Growth Fund

Class N
Period Ended June 30,
2010(a)
Net asset value, beginning of year	$8.80
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.56)

Total from investment operations	(0.54)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$8.26

Total return (%)*	(6.14)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	1.71
Net investment income (loss), net of waivers and reimbursements	0.51
Net investment income (loss), before waivers and reimbursements	0.45

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008(b)
Net asset value, beginning of year	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.21)	3.73	(5.25)

Total from investment operations	(0.17)	3.75	(5.21)
Less distributions from:
Net investment income (loss)	—	0.11	0.00 ^
Net realized gain	—	—	—

Total distributions	—	0.11	0.00 ^

Net asset value, end of year	$8.26	$8.43	$4.79

Total return (%)*	(2.02)	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.47	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	0.81	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.74	0.23	0.54

	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$75,609	$115,136	$46,676
Portfolio turnover rate (%)*	79	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2010.
(b)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
(c)	Excludes $1.29 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009 and 2008.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

134 Semi-Annual Report	June 30, 2010

Financial Highlights

Small Cap Value Fund

	Class N
	Period Ended June 30,		Years Ended December 31,
	2010		2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.49		$8.33	$11.31	$16.27	$14.95	$22.70
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.06	0.09	0.02	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	0.04		2.13	(3.02)	(0.96)	3.22	0.14

Total from investment operations	0.04		2.19	(2.93)	(0.94)	3.25	0.12
Less distributions from:
Net investment income	—		0.03	0.05	—	0.01	—
Net realized gain	—		—	—	4.02	1.92	7.87

Total distributions	—		0.03	0.05	4.02	1.93	7.87

Net asset value, end of year	$10.53		$10.49	$8.33	$11.31	$16.27	$14.95

Total return (%)*	0.38		26.24	(25.85)	(5.54)	21.78	0.49
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.31		1.29	1.29	1.33	1.34	1.34
Expenses, before waivers and reimbursements	1.74		1.78	1.82	1.66	1.75	1.64
Net investment income (loss), net of waivers and reimbursements	0.08		0.68	0.84	0.10	0.21	(0.22)
Net investment income (loss), before waivers and reimbursements	(0.35)		0.19	0.31	(0.23)	(0.20)	(0.52)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.65	$8.45	$11.50	$16.51	$15.12	$22.82
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.08	0.11	0.09	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	0.03	2.16	(3.08)	(1.01)	3.30	0.17

Total from investment operations	0.05	2.24	(2.97)	(0.92)	3.33	0.17
Less distributions from:
Net investment income	—	0.04	0.08	0.07	0.02	—
Net realized gain	—	—	—	4.02	1.92	7.87

Total distributions	—	0.04	0.08	4.09	1.94	7.87

Net asset value, end of year	$10.70	$10.65	$8.45	$11.50	$16.51	$15.12

Total return (%)*	0.47	26.56	(25.77)	(5.31)	22.10	0.70
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.09	1.09	1.09	1.09	1.09	1.14
Expenses, before waivers and reimbursements	1.29	1.50	1.57	1.37	1.50	1.39
Net investment income (loss), net of waivers and reimbursements	0.34	0.86	1.06	0.52	0.16	(0.02)
Net investment income (loss), before waivers and reimbursements	0.14	0.45	0.58	0.24	(0.25)	(0.27)

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$89,279	$54,859	$36,249	$47,118	$146,777	$70,439
Portfolio turnover rate (%)*	39	62	87	102	162	125

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 135

Financial Highlights

Mid Cap Value Fund

Class N
Period Ended June 30,
2010(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(1.33)

Total from investment operations	(1.32)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$8.68

Total return (%)*	(13.20)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35
Expenses, before waivers and reimbursements	9.89
Net investment income (loss), net of waivers and reimbursements	0.55
Net investment income (loss), before waivers and reimbursements	(7.99)

Class I
Period Ended June 30,
2010(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(1.32)

Total from investment operations	(1.31)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$8.69

Total return (%)*	(13.10)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10
Expenses, before waivers and reimbursements	8.14
Net investment income (loss), net of waivers and reimbursements	0.80
Net investment income (loss), before waivers and reimbursements	(6.24)

Period Ended June 30,
2010(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$2,027
Portfolio turnover rate (%)*	7

(a)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

136 Semi-Annual Report	June 30, 2010

Financial Highlights

Bond Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.40	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.30	0.59	(0.31)	0.02

Total from investment operations	0.54	1.07	0.16	0.33
Less distributions from:
Net investment income	0.22	0.49	0.41	0.26
Net realized gain	—	—	—	—

Total distributions	0.22	0.49	0.41	0.26

Net asset value, end of year	$10.72	$10.40	$9.82	$10.07

Total return (%)*	5.27	11.11	1.64	3.38
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.71	1.40	2.47	0.81
Net investment income (loss), net of waivers and reimbursements	4.49	4.76	4.69	4.80
Net investment income (loss), before waivers and reimbursements	4.43	4.01	2.87	4.64

	Class I
	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.31	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.30	0.59	(0.31)	0.02

Total from investment operations	0.54	1.08	0.17	0.34
Less distributions from:
Net investment income	0.23	0.49	0.49	0.30
Net realized gain	—	—	—	—

Total distributions	0.23	0.49	0.49	0.30

Net asset value, end of year	$10.62	$10.31	$9.72	$10.04

Total return (%)*	5.29	11.40	1.72	3.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.58	0.71	0.67
Net investment income (loss), net of waivers and reimbursements	4.64	4.92	4.90	4.95
Net investment income (loss), before waivers and reimbursements	4.58	4.84	4.69	4.78

	Period Ended June 30,	Period Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$188,664	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	17	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 137

Financial Highlights

Income Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.07	$8.69	$9.29	$9.74	$9.83	$10.19
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.40	0.37	0.45	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.15	0.44	(0.59)	(0.35)	(0.04)	(0.30)

Total from investment operations	0.35	0.84	(0.22)	0.10	0.40	0.17
Less distributions from:
Net investment income	0.18	0.46	0.38	0.55	0.49	0.53
Net realized gain	—	—	—	—	—	—

Total distributions	0.18	0.46	0.38	0.55	0.49	0.53

Net asset value, end of year	$9.24	$9.07	$8.69	$9.29	$9.74	$9.83

Total return (%)*	3.94	9.88	(2.46)	1.08	4.25	1.71
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.85	0.85	0.90	0.79	0.74	0.73
Expenses, before waivers and reimbursements	0.88	0.93	0.93	0.81	0.80	0.73
Net investment income (loss), net of waivers and reimbursements	4.43	4.48	4.38	4.73	4.54	4.09
Net investment income (loss), before waivers and reimbursements	4.40	4.41	4.35	4.71	4.48	4.09

	Class I
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.00	$8.64	$9.30	$9.69	$9.82	$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.41	0.39	0.47	0.45	0.52
Net realized and unrealized gain (loss) on investments	0.15	0.43	(0.59)	(0.34)	(0.04)	(0.33)

Total from investment operations	0.36	0.84	(0.20)	0.13	0.41	0.19
Less distributions from:
Net investment income	0.19	0.48	0.46	0.52	0.54	0.52
Net realized gain	—	—	—	—	—	—

Total distributions	0.19	0.48	0.46	0.52	0.54	0.52

Net asset value, end of year	$9.17	$9.00	$8.64	$9.30	$9.69	$9.82

Total return (%)*	4.06	9.89	(2.26)	1.36	4.33	1.92
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.66	0.72	0.60	0.62	0.58
Net investment income (loss), net of waivers and reimbursements	4.62	4.67	4.57	4.91	4.66	4.24

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$117,613	$117,608	$140,435	$204,630	$297,077	$310,496
Portfolio turnover rate (%)*	13	40	38	34	33	41

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

138 Semi-Annual Report	June 30, 2010

Financial Highlights

Low Duration Bond Fund

	Class N
	Periods Ended
	June 30,	December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.08	(0.07)

Total from investment operations	0.14	(0.06)
Less distributions from:
Net investment income	0.09	0.01
Net realized gain	—	—

Total distributions	0.09	0.01

Net asset value, end of year	$9.98	$9.93

Total return (%)*	1.43	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70	0.70
Expenses, before waivers and reimbursements	0.76	0.94
Net investment income (loss), net of waivers and reimbursements	1.30	1.27
Net investment income (loss), before waivers and reimbursements	1.24	1.03

	Class I
	Periods Ended
	June 30,	December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.01
Net realized and unrealized gain (loss) on investments	0.08	(0.07)

Total from investment operations	0.15	(0.06)
Less distributions from:
Net investment income	0.10	0.01
Net realized gain	—	—

Total distributions	0.10	0.01

Net asset value, end of year	$9.98	$9.93

Total return (%)*	1.49	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55
Expenses, before waivers and reimbursements	0.61	0.79
Net investment income (loss), net of waivers and reimbursements	1.45	1.39
Net investment income (loss), before waivers and reimbursements	1.39	1.15

	Periods Ended
	June 30,	December 31,
	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$132,353	$95,134
Portfolio turnover rate (%)*	31	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 139

Financial Highlights

Ready Reserve Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00^	0.00^	0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—

Total from investment operations	0.00^	0.00^	0.02	0.05	0.04	0.03
Less distributions from:
Net investment income	0.00^	0.00^	0.02	0.05	0.04	0.03
Net realized gain	—	—	—	—	—	—

Total distributions	0.00^	0.00^	0.02	0.05	0.04	0.03

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)*	0.00	0.10	2.20	4.75	4.47	2.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.25	0.46	0.60	0.63	0.63	0.64
Expenses, before waivers and reimbursements	0.62	0.66	0.60	0.63	0.63	0.64
Net investment income (loss), net of waivers and reimbursements	0.01	0.11	2.12	4.63	4.38	2.57
Net investment income (loss), before waivers and reimbursements	(0.36)	(0.09)	2.12	4.63	4.38	2.57

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,273,717	$1,352,901	$1,841,189	$1,399,537	$1,195,593	$1,091,854

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

140 Semi-Annual Report	June 30, 2010

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees

Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	N/A

Richard W. Smirl, 1967	Trustee and Senior Vice President	Trustee Since 2010 and Senior Vice President Since 2008	Principal, William Blair & Company, L.L.C.	19	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	19	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

June 30, 2010	William Blair Funds 141

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

142 Semi-Annual Report	June 30, 2010

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2010	William Blair Funds 143

Renewal of the Trust’s Management Agreement

On April 27, 2010, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Growth Fund, the William Blair Large Cap Growth Fund, the William Blair Small Cap Growth Fund, the William Blair Mid Cap Growth Fund, the William Blair Small-Mid Cap Growth Fund, the William Blair Global Growth Fund, the William Blair International Growth Fund, the William Blair International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund, the William Blair Value Discovery Fund, the William Blair Bond Fund, the William Blair Income Fund and the William Blair Ready Reserves Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 27, 2010 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 26 and 27, 2010, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about the Trust’s officers and each Fund’s portfolio

144 Semi-Annual Report	June 30, 2010

manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in place for certain Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and interested Trustees of the Trust. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Funds by an amount equal to the advisory fee and service fee paid by the Ready Reserves Fund on the cash of the Funds invested in the Ready Reserves Fund.

The Board reviewed information on the annualized total returns of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. The Board noted that the information provided indicated that the Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Leaders Growth Fund, the Value Discovery Fund, the Bond Fund and the Ready Reserves Fund generally performed satisfactorily on the whole relative to its Lipper performance peer universe during the periods reviewed. The Board noted that the information provided indicated that the International Equity Fund, the Emerging Markets Growth Fund and the Income Fund each performed satisfactorily relative to its Lipper performance peer universe during the one-year period, but generally lagged the Lipper performance peer universe on a relative basis over the other periods reviewed. The Trustees requested and reviewed with the Advisor additional information regarding the performance of the International Equity Fund, the Emerging Markets Growth Fund and the Income Fund. Finally, the Board noted that the information provided indicated that the Large Cap Growth Fund generally lagged its Lipper performance peer universe on a relative basis during the periods reviewed. The Trustees requested and reviewed with the Advisor additional information regarding the performance of the Large Cap Growth Fund and considered the Advisor’s statements regarding the actions that have been taken and are being considered to address underperformance of the Large Cap Growth Fund, including a change in the management of the Advisor’s research department.

Based on all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. The Board considered that the Advisor had proposed to contractually limit total expenses for the Large Cap Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Value Discovery Fund, the Bond Fund and the Income Fund. The Board also considered that the Advisor intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other registered funds and funds for which the Advisor acts as a sub-advisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to sub-advised funds and institutional separate accounts, the Board considered the Advisor’s view that the advisory fees for institutional separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Funds’ advisory fees because both the mix of services provided to the Funds and the additional regulatory responsibilities associated with registered investment companies were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

In considering the information, the Board noted that the advisory fees for the Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund, the Income Fund and the Ready Reserves Fund were below or within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe. The Board also noted that the advisory fees for the Small-Mid Cap Growth Fund and the Value Discovery Fund were within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe after giving effect to the expense limitation proposed for 2010. Finally, the Board noted that the advisory fees for the Small Cap Growth Fund and the International Equity Fund were above the average advisory fees of

June 30, 2010	William Blair Funds 145

their Lipper expense peer group and Lipper expense peer universe, but that such advisory fees were within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. With respect to the International Growth Fund, the Board considered that the Advisor had agreed to introduce additional breakpoints into the Fund’s advisory fee schedule. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule where applicable (including the additional breakpoints for the International Growth Fund agreed to by the Advisor), the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

146 Semi-Annual Report	June 30, 2010

Approval of the William Blair Mid Cap Value Fund’s Management Agreement

On April 27, 2010, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Mid Cap Value Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On February 18, April 26 and 27, 2010, the Board met to consider the approval of the Management Agreement. On April 26 and 27, 2010, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high-quality people. The Board considered biographical information about the Fund’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered the Advisor’s past experience managing the William Blair Value Discovery Fund, a small cap value fund, and the Advisor’s experience in managing new funds. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund are expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer universe of funds provided by Lipper Inc. The Lipper peer universe for the Fund consisted of other no-load mid cap value funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was slightly above the median of the Lipper peer universe. The Board also considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for each share class of the Fund. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee was reasonable in relation to the projected asset size of the Fund. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds, the Fund’s projected asset size, the Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

June 30, 2010	William Blair Funds 147

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2009 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	14.95%	100.00%
Global Growth	100.00%	100.00%
International Growth	0.00%	100.00%
International Equity	1.73%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.00%	69.26%
Emerging Leaders Growth	0.00%	57.56%
Small Cap Value	100.00%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2010, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2009.

148 Semi-Annual Report	June 30, 2010

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2010	William Blair Funds 149

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid during the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$919.10	$5.43	1.14%
Class N—hypothetical 5% return	1,000.00	1,019.14	5.71	1.14
Class I—actual return	1,000.00	919.90	4.04	0.85
Class I—hypothetical 5% return	1,000.00	1,020.58	4.26	0.85
Large Cap Growth Fund
Class N—actual return	1,000.00	915.60	5.79	1.22
Class N—hypothetical 5% return	1,000.00	1,018.74	6.11	1.22
Class I—actual return	1,000.00	914.30	4.60	0.97
Class I—hypothetical 5% return	1,000.00	1,019.98	4.86	0.97
Small Cap Growth Fund
Class N—actual return	1,000.00	963.50	7.25	1.49
Class N—hypothetical 5% return	1,000.00	1,017.41	7.45	1.49
Class I—actual return	1,000.00	965.10	5.85	1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20
Mid Cap Growth Fund
Class N—actual return	1,000.00	974.20	6.66	1.36
Class N—hypothetical 5% return	1,000.00	1,018.05	6.80	1.36
Class I—actual return	1,000.00	975.50	5.44	1.11
Class I—hypothetical 5% return	1,000.00	1,019.29	5.56	1.11
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	969.30	6.64	1.36
Class N—hypothetical 5% return	1,000.00	1,018.05	6.80	1.36
Class I—actual return	1,000.00	970.70	5.42	1.11
Class I—hypothetical 5% return	1,000.00	1,019.29	5.56	1.11
Global Growth Fund
Class N—actual return	1,000.00	942.60	7.22	1.50
Class N—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50
Class I—actual return	1,000.00	944.00	6.03	1.25
Class I—hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
International Growth Fund
Class N—actual return	1,000.00	958.00	6.94	1.43
Class N—hypothetical 5% return	1,000.00	1,017.70	7.15	1.43
Class I—actual return	1,000.00	959.90	5.49	1.13
Class I—hypothetical 5% return	1,000.00	1,019.19	5.66	1.13
International Equity Fund
Class N—actual return	1,000.00	907.90	6.86	1.45
Class N—hypothetical 5% return	1,000.00	1,017.60	7.25	1.45
Class I—actual return	1,000.00	909.50	5.68	1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	976.90	7.65	1.56
Class N—hypothetical 5% return	1,000.00	1,017.06	7.80	1.56
Class I—actual return	1,000.00	978.10	6.18	1.26
Class I—hypothetical 5% return	1,000.00	1,018.55	6.31	1.26
Emerging Markets Growth Fund
Class N—actual return	1,000.00	957.30	8.10	1.67
Class N—hypothetical 5% return	1,000.00	1,016.51	8.35	1.67
Class I—actual return	1,000.00	959.10	6.65	1.37
Class I—hypothetical 5% return	1,000.00	1,018.00	6.85	1.37

150 Semi-Annual Report	June 30, 2010

Expense Example	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid during the Period(a)	Annualized Expense Ratio
Emerging Leaders Growth Fund
Class N—actual return(b)	$1,000.00	$938.60	$3.88	1.65%
Class N—hypothetical 5% return (6 month period)	1,000.00	1,016.61	8.25	1.65
Class I—actual return	1,000.00	958.20	6.80	1.40
Class I—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Small Cap Value Fund
Class N—actual return	1,000.00	1,003.80	6.51	1.31
Class N—hypothetical 5% return	1,000.00	1,018.30	6.56	1.31
Class I—actual return	1,000.00	1,004.70	5.42	1.09
Class I—hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
Mid Cap Value Fund
Class N—actual return(b)	1,000.00	942.50	3.18	1.35
Class N—hypothetical 5% return (6 month period)	1,000.00	1,018.10	6.76	1.35
Class I—actual return(b)	1,000.00	943.50	2.59	1.10
Class I—hypothetical 5% return (6 month period)	1,000.00	1,019.34	5.51	1.10
Bond Fund
Class N—actual return	1,000.00	1,052.70	3.31	0.65
Class N—hypothetical 5% return	1,000.00	1,021.57	3.26	0.65
Class I—actual return	1,000.00	1,052.90	2.55	0.50
Class I—hypothetical 5% return	1,000.00	1,022.32	2.51	0.50
Income Fund
Class N—actual return	1,000.00	1,039.40	4.30	0.85
Class N—hypothetical 5% return	1,000.00	1,020.58	4.26	0.85
Class I—actual return	1,000.00	1,040.60	3.29	0.65
Class I—hypothetical 5% return	1,000.00	1,021.57	3.26	0.65
Low Duration Fund
Class N—actual return	1,000.00	1,014.30	3.50	0.70
Class N—hypothetical 5%	1,000.00	1,021.32	3.51	0.70
Class I—actual return	1,000.00	1,014.90	2.75	0.55
Class I—hypothetical 5%	1,000.00	1,022.07	2.76	0.55
Ready Reserve Fund
Class N—actual return	1,000.00	1,000.00	1.24	0.25
Class N—hypothetical 5% return	1,000.00	1,023.55	1.25	0.25

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
(b)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2010.

June 30, 2010	William Blair Funds 151

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl

Senior Vice President, Principal, William Blair & Company L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

152 Semi-Annual Report	June 30, 2010

EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
Small Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Mid Cap Value Fund	Emerging Markets Growth Fund
Emerging Leaders Growth Fund

222 West Adams Street

Chicago, IL 60606

800.742.7272   •   www.williamblairfunds.com

© William Blair & Company, L.L.C., distributor

INSTITUTIONAL

SEMI-ANNUAL REPORT

JUNE 30, 2010

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2010	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

Summary

Year to date, the global equity market fell 8.65% as measured by the MSCI AC World IMI (net), with the MSCI World Ex-U.S. Index falling 11.78%. Developed non-U.S. markets underperformed Emerging markets, which fell 5.68%, as measured by the MSCI Emerging Markets IMI (net). The U.S. also underperformed other Developed equity markets, falling 6.28%, as measured by the MSCI US IMI (net), as significant U.S. dollar appreciation particularly hurt European, U.K. and Pacific Ex-Japan returns to U.S. dollar investors. In addition, investor sentiment was hampered by concerns regarding the debt crisis in Europe and the response to it, coupled with concerns about a “double dip” recession. Emerging markets were led by Asia, particularly Indonesia and India, which offset relative weakness from China, while Latin America underperformed, due to weakness in Brazil. Within Emerging Europe, Middle East and Africa (EMEA), South Africa, Egypt and Turkey outperformed Russia and the Central/Eastern European countries. Year to date developed small cap stocks were down 6.31%, as small cap stocks outperformed their larger cap counterparts across most regions. Sectorally, global Consumer and Industrials stocks led relative results, each falling between 3.5% and 4.0%, while Energy fell nearly 16%, and Materials and Utilities were each down approximately 11%. Commodity-related sectors underperformed as the Chinese monetary authorities tightened policy in an attempt to constrain speculation in that market, and the market became concerned about the sustainability of prices amidst potentially softening near term demand.

Outlook

As we enter a more mature phase of recovery, we have seen economic readings begin to weaken throughout the second quarter. Composite leading indicators are rolling over, with the evidence of a potential peak in growth strongest in China. This potential deceleration should not be surprising given the Chinese government’s efforts to restrain real estate markets, but it has become a cause for concern in the markets given China’s important role in global growth. Producer Manufacturing Indices (PMIs) in China and elsewhere are still pointing to growth but are now declining.

Stimulus is fading in the U.S. and employment is stagnant. Sovereign debt concerns have at times threatened to overwhelm Europe and the ECB (European Central Bank) is supporting austerity measures. Fears of a double-dip have re-emerged, and the uncertainties regarding global growth have led to a shift away from risky assets. This risk-off tone has been evidenced by the rally in U.S. Treasuries, the strength of the dollar and the rising price of gold. Despite a fiscal deficit and total debt to GDP ratios that are similar to the worst of the European offenders, the U.S. dollar has appreciated as it is considered to be the best of a dodgy breed.

While the odds of a slowdown have increased and the risks to global growth are now to the downside, double-dips are indeed rare. Indicators are not pointing to negative growth and the reality is that we have likely entered a soft patch as slower growth in the second half will follow the better than expected growth in the first half. We believe that China will avoid a hard landing, the U.S. will maintain positive growth, albeit at a slower rate, and Europe will continue to muddle through.

Earlier this year, with a bubble forming in sections of the residential property market, China put the brakes on lending to moderate prices. While it is possible that they overshoot to the downside, we believe that a hard landing will be averted as policy measures to moderate the housing market are implemented and growth slows from 11.9% in the first quarter to 8-9% in the 2nd half. China’s removal of the U.S. dollar peg was applauded by global leaders and is a

2 Semi-Annual Report	June 30, 2010

positive for the Chinese consumer. China’s inflation rose slightly above target but is very moderate at 3.1% especially given its growth and is expected to stay below 4%. Commodity prices (ex-gold) have retreated promoting lower inflation rates.

Economic readings in the U.S. have become more mixed and fears of a double-dip in housing have resurfaced. Data were strong through the quarter spurred by the $8,000 tax credit but starts and sales plummeted after its expiration. But while purchase applications are depressed, record low mortgage rates have stimulated refinancing activity. U.S. employment data disappointed throughout the quarter. At 9.5%, the unemployment rate is now flat versus a year ago but the most recent decline came from lower participation and not job creation. With the small business recovery yet to come, improvements in the NFIB small business optimism index are a promising sign that we can hope to see a new leg of growth and employment gains. The weak outlook for jobs is negatively impacting confidence but has not flowed through to consumer spending as much as expected. Consumers are also less leveraged than they were going into the crisis.

The sovereign debt crisis in Europe has created pressure for countries to set forth fiscal consolidation plans and some austerity measures have already been imposed. While these measures threaten to weaken already subdued growth, a Euro area double-dip is not the consensus view. The southern countries have remained weak but the German recovery remains intact as industrial production has been strong and exports, as well as those of the rest of the Euro-area have been helped by weakness of the Euro. A weaker exchange rate should be broadly expansionary as strong exports will help to boost government tax receipts and will support employment providing a much needed growth driver.

Aggressive fiscal policy around the world was quite effective during the crisis and prevented a prolonged global recession. Policy makers in the developed economies now face difficult decisions as they must face the deficit positions that they have created or exacerbated. A global debate is heating up between proponents of fiscal austerity and continued stimulative spending. The sovereign debt crisis in Europe has shifted the bias towards tightening while the U.S. has not jumped on the austerity bandwagon and is unlikely to do so ahead of the mid-term elections. Emerging markets do not face the same conflict as their debt-to-GDP ratios are considerably lower.

Monetary policy decisions in the developed world are much simpler as high unemployment persists while near-term inflation threats are benign. Additionally, there are no looming asset bubbles because the impairments in the financial system have prevented excess liquidity from flowing into the system. Central banks are expected to err on the side of tightening too late versus too early given the fragility of growth prospects. This “looser for longer” bias is pro-growth and could be a positive for equity markets.

Earnings expectations have rebounded around the globe. New highs in earnings are predicted for the current fiscal year in the emerging markets regions. Estimates for the developed world still remain 10-40% below prior peaks but earnings revisions going forward will likely slow. Of the cyclical sectors, technology has had the strongest rebound especially in the U.S. Multiples have contracted in every region as macro concerns dominated company fundamentals. Dividend yields are above 3% in Europe (including the U.K.) and companies around the world have substantial cash balances which could be used for future buybacks and/or incremental dividends. Uncertainties remain, but attractive valuations and strong balance sheets create an opportunity for solid returns going forward.

June 30, 2010	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The Institutional International Growth Fund posted a 4.34% decrease for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 10.41%.

Year to date, the Fund’s stock selection was strong in virtually every sector, with the exception of the Fund’s one Utilities holding. In particular, Consumer Discretionary stock selection was strong, added by performance by a number of the Fund’s auto- and transportation-related holdings, coupled with strong performance within the U.K.. Energy stock selection augmented results, as the Fund’s holdings outpaced the Index by nearly 10%. Strong Financials stock selection was driven by the significant underweighting in European Financials stocks, coupled with limited exposure to commercial banks and capital markets companies within the European Union. Moreover, the Fund’s tilt towards Financials with significant Emerging Markets exposure added value. Strong performance in U.K. and Emerging Markets Industrials was also positive. Somewhat detracting from results was performance by EDF Energies Nouvelles S.A., the French alternative Utilities company, which was hampered by concerns about demand and subsidies within the alternative energy space. Regionally, stock selection was strong across most regions, with the exception of Pacific Ex-Japan and Canada. In addition, the Fund’s currency hedging strategy also added just shy of 1% to relative performance.

The Fund’s overall positioning did not substantially change since year end, with its focus remaining in Consumer Discretionary and Industrials at the expense of Materials and Financials. Regionally, the Fund remained underweighted in Developed Market Financials due not only to concerns emanating from the European situation and potential regulatory changes, but also from a growth perspective relative to other opportunities. While the European Financial sector was slightly underweighted versus the Index, the European geographic weighting increased from approximately 23% as of year end, due to the reclassification of Israel (and Teva Pharmaceutical Industries, Ltd.) into Europe from Emerging Europe, Middle East, and Africa (EMEA), coupled with an increase in Consumer Discretionary, Energy and Materials. Emerging Markets exposure was 27.5%, slightly below the 29.3% weighting as of year end, although the complexion of the underlying Emerging Markets regional exposures changed. In particular, we reduced exposure in Emerging Asian Consumer Staples, Industrials, Information Technology and Materials holdings due to concerns about a slowdown in these economies amidst potential overheating concerns, as well as specific valuation concerns. Conversely, exposure in Emerging Latin American Energy, Industrials and Telecommunication Services companies increased. After increasing currency hedges against the Pound Sterling, Euro and Japanese Yen in the first quarter of the year, we began unwinding most exposure following the European debt crisis when the Euro and Sterling significantly depreciated. As a result, as of June 30, the only hedge against U.S. dollar appreciation we maintained in the Fund was a partial hedge against the Japanese Yen. This hedge represented approximately 4% of the Fund’s Net Assets at June 30.

4 Semi-Annual Report	June 30, 2010

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	(4.34)%	16.80%	(11.43)%	2.99%	8.42%
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	9.52
(a)	For the period July 26, 2002 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—29.2%%
Belgium—0.6%
Colruyt S.A. (Food & staples retailing)	35,361	$8,318

Denmark—2.0%
Coloplast A/S (Health care equipment & supplies)	59,537	5,910
FLSmidth & Co. A/S (Construction & engineering)	92,574	5,974
Novo Nordisk A/S (Pharmaceuticals)	103,850	8,390
Novozymes A/S (Chemicals)	50,788	5,419
SimCorp A/S (Software)	13,817	2,201

		27,894

Finland—1.1%
Kone Oyj (Machinery)	251,899	10,030
Nokian Renkaat Oyj (Auto components)	214,077	5,239

		15,269

France—5.4%
Air Liquide S.A. (Chemicals)	140,388	14,177
bioMerieux (Health care equipment & supplies)	47,019	4,828
Cie Generale des Etablissements Michelin (Auto components)	159,092	11,084
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	131,246	4,440
Essilor International S.A. (Health care equipment & supplies)	143,563	8,531
Hermes International (Textiles, apparel & luxury goods)	52,216	6,922
L’Oreal S.A. (Personal products)	139,060	13,616
Schneider Electric S.A. (Electrical equipment)	105,875	10,693

		74,291

Germany—4.6%
BASF SE (Chemicals)	382,240	20,886
*Daimler AG (Automobiles)	237,422	12,010
Fielmann AG (Specialty retail)	42,713	3,233
Lanxess AG (Chemicals)	86,657	3,648
MAN SE (Machinery)	80,411	6,629
SAP AG (Software)	323,493	14,385
Wincor Nixdorf AG (Computers & peripherals)	30,402	1,699

		62,490

Ireland—0.3%
Paddy Power plc (Hotels, restaurants & leisure)	117,546	3,652

Israel—2.0%
Bezeq Israeli Telecommunication Corp., Ltd. (Diversified telecommunication services)	3,127,532	6,836
Israel Chemicals, Ltd. (Chemicals)	830,376	8,651
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	218,407	11,355

		26,842

Italy—0.8%
Ansaldo STS SpA (Transportation infrastructure)	217,351	3,489
DiaSorin SpA (Health care equipment & supplies)	90,547	3,317

Issuer	Shares	Value

Common Stocks—Europe—29.2%—(continued)
Italy—(continued)
Saipem SpA (Energy equipment & services)	154,166	$4,696

		11,502

Norway—1.4%
*Norwegian Air Shuttle ASA (Airlines)	113,400	1,813
Statoil ASA (Oil, gas & consumable fuels)	866,100	16,685

		18,498

Portugal—0.4%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	586,442	5,373

Spain—2.2%
Banco Santander S.A. (Commercial banks)	1,753,178	18,384
Inditex S.A. (Specialty retail)	124,610	7,106
Tecnicas Reunidas S.A. (Energy equipment & services)	102,781	4,674

		30,164

Sweden—0.2%
Elekta AB (Health care equipment & supplies)	106,420	2,693

Switzerland—8.2%
*ABB, Ltd. (Electrical equipment)	299,514	5,215
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	503,829	17,590
Credit Suisse Group AG (Capital markets)	112,384	4,225
Geberit AG (Building products)	38,747	6,029
Kuehne + Nagel International AG (Marine)	62,258	6,409
Novartis AG (Pharmaceuticals)	293,701	14,234
*Orascom Development Holding AG (Hotels, restaurants & leisure)	35,102	1,947
Partners Group Holding AG (Capital markets)	68,907	8,314
Roche Holding AG (Pharmaceuticals)	31,415	4,564
SGS S.A. (Professional services)	9,014	12,166
Sika AG (Chemicals)	3,188	5,651
Sonova Holding AG (Health care equipment & supplies)	62,518	7,672
Zurich Financial Services AG (Insurance)	81,289	17,917

		111,933

United Kingdom—19.9%
Abcam plc (Biotechnology)	124,603	2,276
Admiral Group plc (Insurance)	454,251	9,513
Aggreko plc (Commercial services & supplies)	258,383	5,424
AMEC plc (Energy equipment & services)	483,350	5,922
Amlin plc (Insurance)	967,136	5,566
Aveva Group plc (Software)	200,765	3,369
Babcock International Group plc (Commercial services & supplies)	979,515	8,702
Barclays plc (Commercial banks)	3,321,008	13,256
BHP Billiton plc (Metals & mining)	700,787	18,170
BlueBay Asset Management plc (Capital markets)	632,156	2,707
Britvic plc (Beverages)	571,851	4,053
Burberry Group plc (Textiles, apparel & luxury goods)	372,825	4,211

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2010

Institutional International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.9%—(continued)
*Cairn Energy plc (Oil, gas & consumable fuels)	962,878	$5,915
Chemring Group plc (Aerospace & defense)	120,944	5,348
Compass Group plc (Hotels, restaurants & leisure)	1,083,698	8,244
*Dana Petroleum plc (Oil, gas & consumable fuels)	269,502	4,537
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	472,118	2,667
Experian plc (Professional services)	630,862	5,486
*Heritage Oil plc (Oil, gas & consumable fuels)	591,125	3,462
HSBC Holdings plc (Commercial banks)	160,800	1,474
Inmarsat plc (Diversified telecommunication services)	377,150	3,999
Intertek Group plc (Professional services)	264,293	5,666
Johnson Matthey plc (Chemicals)	304,863	6,773
Lancashire Holdings, Ltd. (Insurance)	361,540	2,680
Meggitt plc (Aerospace & defense)	610,075	2,843
Michael Page International plc (Professional services)	793,748	4,394
Micro Focus International plc (Software)	259,345	1,630
Mothercare plc (Multiline retail)	231,229	1,962
Next plc (Multiline retail)	449,983	13,416
Petrofac, Ltd. (Energy equipment & services)	475,966	8,374
Rightmove plc (Media)	220,224	2,066
*Rolls-Royce Group plc (Aerospace & defense)	1,834,171	15,310
Rotork plc (Machinery)	331,740	6,339
RPS Group plc (Commercial services & supplies)	908,148	2,528
Serco Group plc (Commercial services & supplies)	799,937	6,986
Smith & Nephew plc (Health care equipment & supplies)	687,499	6,495
Spirax-Sarco Engineering plc (Machinery)	169,564	3,455
Standard Chartered plc (Commercial banks)	847,148	20,629
*Telecity Group plc (Internet software & services)	308,987	1,841
*The Berkeley Group Holdings plc (Household durables)	379,541	4,306
The Capita Group plc (Professional services)	661,453	7,287
The Weir Group plc (Machinery)	370,299	5,689
Ultra Electronics Holdings plc (Aerospace & defense)	180,123	4,114
Vedanta Resources plc (Metals & mining)	261,214	8,207
Victrex plc (Chemicals)	214,804	3,494
VT Group plc (Commercial services & supplies)	177,811	2,046

		272,831

Emerging Asia—14.0%
China—3.7%
China Yurun Food Group, Ltd. (Food products)	1,182,000	3,717
China Zhongwang Holdings, Ltd. (Metals & mining)	6,908,000	4,376
CNOOC, Ltd. (Oil, gas & consumable fuels)	11,870,000	20,175

Issuer	Shares	Value

Common Stocks—Emerging Asia—14.0%—(continued)
China—(continued)
Dongfeng Motor Group Co., Ltd. (Automobiles)	5,062,000	$5,872
Industrial and Commercial Bank of China (Commercial banks)	18,219,000	13,242
Lonking Holdings, Ltd. (Machinery)	2,880,000	1,908
Minth Group, Ltd. (Auto components)	1,764,000	2,084

		51,374

India—3.8%
Asian Paints, Ltd. (Chemicals)	85,251	4,202
Axis Bank, Ltd. (Commercial banks)	112,159	2,973
Housing Development Finance Corporation (Thrifts & mortgage finance)	122,387	7,713
Infosys Technologies, Ltd. (IT services)	206,735	12,335
Jindal Steel & Power, Ltd. (Metals & mining)	567,437	7,577
Lupin, Ltd. (Pharmaceuticals)	88,009	3,705
Reliance Industries, Ltd. (Oil, gas & consumable fuels)	253,324	5,896
Tata Motors, Ltd. (Machinery)	339,105	5,615
Yes Bank, Ltd. (Commercial banks)	251,217	1,440

		51,456

Indonesia—2.9%
PT Astra International Tbk (Automobiles)	2,876,500	15,198
PT Bank Rakyat Indonesia (Commercial banks)	12,675,000	12,868
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	3,509,500	3,184
PT United Tractors Tbk (Machinery)	3,925,500	8,046

		39,296

Malaysia—0.2%
Top Glove Corporation Bhd (Health care equipment & supplies)	521,400	2,204

Papua New Guinea—0.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	672,070	3,092

South Korea—1.7%
Hyundai Mobis (Auto components)	36,316	6,091
Hyundai Motor Co. (Automobiles)	142,368	16,658

		22,749

Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	7,498,000	14,014
Tripod Technology Corporation (Electronic equipment, instruments & components)	590,000	2,182
Wistron Corporation (Computers & peripherals)	1,602,000	2,347

		18,543

Thailand—0.2%
CP ALL PCL (Food & staples retailing)	3,817,700	3,389

Japan—12.9%
ABC-Mart, Inc. (Specialty retail)	41,900	1,644
Canon, Inc. (Office electronics)	579,500	21,598

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—12.9%—(continued)
Dena Co., Ltd. (Internet & catalog retail)	65,300	$1,724
Exedy Corporation (Auto components)	85,100	2,182
F.C.C. Co., Ltd. (Auto components)	68,252	1,275
Fanuc, Ltd. (Machinery)	151,600	17,119
*Gree, Inc. (Internet software & services)	49,800	3,977
Hoya Corporation (Electronic equipment, instruments & components)	346,900	7,381
K’s Holdings Corporation (Specialty retail)	146,800	3,001
kabu.com Securities Co., Ltd. (Capital markets)	399,400	1,873
Kakaku.com, Inc. (Internet software & services)	545	2,251
Keyence Corporation (Electronic equipment, instruments & components)	45,700	10,568
Komatsu, Ltd. (Machinery)	415,400	7,480
Makita Corporation (Machinery)	167,200	4,474
Miraca Holdings, Inc. (Health care providers & services)	93,900	2,811
MISUMI Group, Inc. (Trading companies & distributors)	177,900	3,285
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	132,900	6,338
Nabtesco Corporation (Machinery)	149,000	2,297
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	571,000	6,540
Nitori Co., Ltd. (Specialty retail)	62,330	5,373
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	482	2,047
Park24 Co., Ltd. (Commercial services & supplies)	275,100	2,951
Point, Inc. (Specialty retail)	57,560	3,157
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	25,600	2,449
Softbank Corporation (Wireless telecommunication services)	616,900	16,362
Sony Financial Holdings, Inc. (Insurance)	1,125	3,753
Terumo Corporation (Health care equipment & supplies)	87,300	4,181
USS Co., Ltd. (Specialty retail)	52,960	3,783
Yahoo! Japan Corporation (Internet software & services)	44,448	17,716
Yamada Denki Co., Ltd. (Specialty retail)	108,000	7,057

		176,647

Emerging Latin America—9.8%
Brazil—5.4%
Amil Participacoes S.A. (Insurance)	180,100	1,462
BR Malls Participacoes S.A. (Real estate management & development)	172,300	2,243
BR Properties S.A. (Real estate management & development)	415,178	2,956
Cyrela Brazil Realty S.A. (Household durables)	500,600	5,411
Diagnosticos da America S.A. (Health care providers & services)	294,800	2,775
*GP Investments, Ltd. (Capital markets)	454,085	1,514
Localiza Rent a Car S.A. (Road & rail)	446,600	5,184
Lojas Renner S.A. (Multiline retail)	193,200	5,245
*Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	314,539	2,379

Issuer	Shares	Value

Common Stocks—Emerging Latin America—9.8%—(continued)
Brazil—(continued)
MRV Engenharia e Participacoes S.A. (Household durables)	346,579	$2,440
Natura Cosmeticos S.A. (Personal products)	491,200	10,885
OdontoPrev S.A. (Health care providers & services)	62,600	2,182
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	773,700	7,167
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	296,000	2,499
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	897,752	15,418
SLC Agricola S.A. (Food products)	199,200	1,479
Totvs S.A. (Software)	29,500	2,189

		73,428

Chile—0.9%
Banco Santander Chile—ADR (Commercial banks)	97,775	6,560
Lan Airlines S.A. (Airlines)	337,638	6,307

		12,867

Colombia—0.8%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	474,689	10,639

Mexico—2.0%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	279,130	13,259
Banco Compartamos S.A. de C.V. (Consumer finance)	570,700	2,966
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	414,231	1,376
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	834,500	1,981
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,215,200	7,122

		26,704

Panama—0.2%
Copa Holdings S.A. Class “A” (Airlines)†	56,981	2,520

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	82,644	7,511

Canada—4.7%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	511,670	11,574
Canadian Western Bank (Commercial banks)	126,103	2,800
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	185,209	6,465
First Quantum Minerals, Ltd. (Metals & mining)	58,373	2,936
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	182,900	5,254
Home Capital Group, Inc. (Thrifts & mortgage finance)	34,215	1,356
Niko Resources, Ltd. (Oil, gas & consumable fuels)	96,487	8,974
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	299,649	5,962
Petrominerales, Ltd. (Oil, gas & consumable fuels)	86,507	2,019

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2010

Institutional International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Canada—4.7%—(continued)
The Toronto-Dominion Bank (Commercial banks)	146,040	$9,463
Tim Hortons, Inc. (Hotels, restaurants & leisure)	220,292	7,052

		63,855

Emerging Europe, Mid-East, Africa—3.7%
Egypt—0.4%
Commercial International Bank Egypt S.A.E. (Commercial banks)	239,736	2,806
Egyptian Financial Group-Hermes Holding (Capital markets)	441,048	2,225

		5,031

South Africa—2.0%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	598,025	5,905
Clicks Group, Ltd. (Multiline retail)	469,128	2,064
Shoprite Holdings, Ltd. (Food & staples retailing)	650,166	6,990
Standard Bank Group, Ltd. (Commercial banks)	723,431	9,594
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	231,833	3,300

		27,853

Turkey—1.1%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	296,617	8,221
Turkiye Garanti Bankasi A.S. (Commercial banks)	1,685,416	7,014

		15,235

United Arab Emirates—0.2%
First Gulf Bank PJSC (Commercial banks)	746,620	3,020

Asia—3.2%
Australia—0.8%
Seek, Ltd. (Professional services)	236,322	1,376
Wesfarmers, Ltd. (Food & staples retailing)	283,207	6,769
WorleyParsons, Ltd. (Energy equipment & services)	155,191	2,855

		11,000

Hong Kong—1.7%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	337,500	2,622
Li & Fung, Ltd. (Distributors)	2,956,000	13,225
Noble Group, Ltd. (Trading companies & distributors)	6,274,229	7,584

		23,431

Singapore—0.7%
CapitaLand, Ltd. (Real estate management & development)	1,854,000	4,727
CapitaMalls Asia, Ltd. (Real estate management & development)	3,251,000	4,861

		9,588

Total Common Stocks—97.4% (cost $1,241,555)		1,333,182

Issuer	Shares or Principal Amount	Value

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$941	$535

Total Convertible Bond—0.0% (cost $488)		535

Exchange-Traded Fund
China—0.7%
iShares FTSE/Xinhua A50 China Index	7,009,700	10,334

Total Exchange-Traded Fund—0.7% (cost $11,287)		10,334

Investment in Affiliate
William Blair Ready Reserves Fund	4,535,679	4,536

Total Investment in Affiliate—0.3% (cost $4,536)		4,536

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$1,000	1,000

Total Short-Term Investment—0.1% (cost $1,000)		1,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $8,062, collateralized by FFCB, 1.625%, due 3/7/13	$8,062	8,062

Total Repurchase Agreement—0.6% (cost $8,062)		8,062

Total Investments—99.1% (cost $1,266,928)		1,357,649
Cash and other assets, less liabilities—0.9%		11,751

Net assets—100.0%		$1,369,400

ADR = American Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 9

Institutional International Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	18.0%
Financials	17.5%
Consumer Discretionary	16.7%
Energy	10.6%
Information Technology	10.2%
Materials	8.6%
Health Care	8.1%
Consumer Staples	6.2%
Telecommunication Services	3.0%
Exchange-Traded Fund	0.8%
Utilities	0.3%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.2%
Euro	15.7%
Japanese Yen	13.1%
Swiss Franc	8.3%
Hong Kong Dollar	5.9%
Brazilian Real	5.5%
Canadian Dollar	4.7%
U.S. Dollar	3.9%
Indian Rupee	3.8%
Indonesian Rupiah	2.9%
Danish Krone	2.1%
South African Rand	2.1%
South Korean Won	1.7%
New Taiwan Dollar	1.4%
Norwegian Krone	1.4%
Singapore Dollar	1.3%
Israeli Shekel	1.2%
Turkish Lira	1.1%
Australian Dollar	1.0%
Mexican Peso	1.0%
All Other Currencies	1.7%

Total	100.0%

See accompanying Notes to Financial Statements.

10 Semi-Annual Report	June 30, 2010

W. George Greig

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Institutional International Equity Fund posted a 9.25% decrease for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 10.41%.

Year to date stock selection was particularly strong in Discretionary, Energy and Financials. Within Financials, the Fund’s underweighting and stock selection in Europe Ex-U.K. added value, as the Fund eschewed a number of the E.U. commercial banks and capital markets financial institutions, given concerns about debt within the peripheral E.U. economies and ramifications for cross-border financial institutions. Emerging markets Financials performance also augmented results during the first half, as these holdings were not weighed down by slowdown concerns. Regionally, Developed European stock selection added value as did strong performance within Canada and Emerging Asia. The key detractor from performance year to date was Japanese Discretionary and Industrials stock selection.

As of June 30, the Fund maintained its focus in Industrials at 22.6% of the Fund, nearly double that of the MSCI ACWI Ex-U.S. IMI. Financials, while underweighted versus the Index, represented 20.6% of the Fund. Consumer Discretionary and Information Technology each represented approximately 12% of the Fund, above Index weightings. The Fund was most significantly underweighted in Materials, Telecommunication Services and Utilities at quarter end. These exposures did not appreciably change during the six month period. Regionally, the Fund maintained its focus in Developed Europe and Canada at the expense of Developed Asia. Within Europe Ex-U.K., specifically, the Fund was significantly overweighted in Healthcare and Industrials, sectors that generally benefit from a weak euro, and significantly underweighted in Financials, with no exposure in Materials, Telecommunication Services and Utilities. Emerging markets represented 18.7% of the Fund, below the Index weighting of 23.5%, and a decrease since year end, due largely to an underweighting in Emerging Asia, and a reclassification of Israel into Europe Ex-U.K. during the quarter, as one of our largest Emerging Markets Europe, Mid-East and Africa holdings was reclassified.

June 30, 2010	William Blair Funds 11

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	(9.25)%	9.61%	(13.05)%	0.48%	0.82%
MSCI All Country World Ex-U.S. IMI (net)	(10.41)	11.49	(10.50)	3.63	4.03
(a)	For the period May 24, 2004 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Semi-Annual Report	June 30, 2010

Institutional International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.1%
Denmark—1.8%
Novo Nordisk A/S (Pharmaceuticals)	72,307	$5,842

Finland—1.2%
Kone Oyj (Machinery)	94,902	3,779

France—5.2%
AXA S.A. (Insurance)	146,476	2,238
Cie Generale des Etablissements Michelin (Auto components)	45,867	3,196
L’Oreal S.A. (Personal products)	42,676	4,178
Schneider Electric S.A. (Electrical equipment)	45,191	4,564
Vinci S.A. (Construction & engineering)	61,601	2,558

		16,734

Germany—4.6%
*Infineon Technologies AG (Semiconductors & semiconductor equipment)	312,418	1,811
MAN SE (Machinery)	60,411	4,980
*QIAGEN N.V. (Life sciences tools & services)	164,794	3,206
SAP AG (Software)	107,466	4,779

		14,776

Ireland—1.6%
*Ryanair Holdings plc—ADR (Airlines)	197,488	5,350

Israel—2.1%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	127,781	6,643

Italy—1.7%
Saipem SpA (Energy equipment & services)	176,410	5,373

Spain—2.4%
Banco Santander S.A. (Commercial banks)	260,319	2,730
Inditex S.A. (Specialty retail)	87,384	4,983

		7,713

Switzerland—9.5%
*ABB, Ltd. (Electrical equipment)	229,047	3,988
*Actelion, Ltd. (Biotechnology)	60,529	2,266
Credit Suisse Group AG (Capital markets)	115,512	4,343
Julius Baer Group, Ltd. (Capital markets)	54,213	1,546
Nestle S.A. (Food products)	132,227	6,376
Roche Holding AG (Pharmaceuticals)	36,736	5,056
Sonova Holding AG (Health care equipment & supplies)	18,671	2,291
Zurich Financial Services AG (Insurance)	22,336	4,923

		30,789

United Kingdom—20.6%
Amlin plc (Insurance)	290,149	1,670
*Autonomy Corporation plc (Software)	144,498	3,939
Barclays plc (Commercial banks)	926,088	3,696
BG Group plc (Oil, gas & consumable fuels)	330,358	4,913
British Sky Broadcasting Group plc (Media)	483,708	5,051
Burberry Group plc (Textiles, apparel & luxury goods)	282,199	3,187
Compass Group plc (Hotels, restaurants & leisure)	531,135	4,041
Experian plc (Professional services)	306,334	2,664
HSBC Holdings plc (Commercial banks)	318,176	2,917
Johnson Matthey plc (Chemicals)	113,532	2,522
Petrofac, Ltd. (Energy equipment & services)	178,558	3,141

Issuer	Shares	Value

Common Stocks—United Kingdom—20.6%—(continued)
Reckitt Benckiser Group plc (Household products)	148,277	$6,897
*Rolls-Royce Group plc (Aerospace & defense)	537,161	4,484
Rotork plc (Machinery)	94,187	1,800
Standard Chartered plc (Commercial banks)	211,205	5,143
The Capita Group plc (Professional services)	286,336	3,155
Tullow Oil plc (Oil, gas & consumable fuels)	259,495	3,860
Vedanta Resources plc (Metals & mining)	103,107	3,239

		66,319

Japan—13.3%
Canon, Inc. (Office electronics)	87,300	3,254
Daikin Industries, Ltd. (Building products)	86,400	2,634
Fanuc, Ltd. (Machinery)	44,600	5,036
Hoya Corporation (Electronic equipment, instruments & components)	137,300	2,921
Keyence Corporation (Electronic equipment, instruments & components)	18,700	4,324
Komatsu, Ltd. (Machinery)	200,800	3,616
Makita Corporation (Machinery)	49,900	1,335
Mitsubishi Corporation (Trading companies & distributors)	216,400	4,477
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	753,600	3,422
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	230,000	2,634
Softbank Corporation (Wireless telecommunication services)	98,700	2,618
Terumo Corporation (Health care equipment & supplies)	47,100	2,256
Yahoo! Japan Corporation (Internet software & services)	6,244	2,489
Yamada Denki Co., Ltd. (Specialty retail)	28,980	1,894

		42,910

Emerging Asia—11.4%
China—3.2%
China Life Insurance Co., Ltd. (Insurance)	896,000	3,919
CNOOC, Ltd. (Oil, gas & consumable fuels)	2,555,000	4,343
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	619,000	2,028

		10,290

India—4.5%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	84,678	4,461
*Cairn India, Ltd. (Oil, gas & consumable fuels)	434,387	2,813
HDFC Bank, Ltd.—ADR (Commercial banks)	17,225	2,463
Infosys Technologies, Ltd. (IT services)	77,758	4,639

		14,376

Indonesia—0.8%
PT Bank Rakyat Indonesia (Commercial banks)	2,642,500	2,683

South Korea—1.5%
Hyundai Motor Co. (Automobiles)	40,349	4,721

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.4%—(continued)
Taiwan—1.4%
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	765,000	$2,681
MediaTek, Inc. (Semiconductors & semiconductor equipment)	138,462	1,933

		4,614

Canada—8.2%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	164,368	3,719
Canadian National Railway Co. (Road & rail)†	93,872	5,386
Goldcorp, Inc. (Metals & mining)†	99,602	4,368
Royal Bank of Canada (Commercial banks)	62,444	2,974
The Toronto-Dominion Bank (Commercial banks)	55,437	3,592
Thomson Reuters Corporation (Media)	73,040	2,614
Tim Hortons, Inc. (Hotels, restaurants & leisure)	120,748	3,866

		26,519

Asia—5.3%
Australia—1.7%
BHP Billiton, Ltd.—ADR (Metals & mining)	51,348	3,183
WorleyParsons, Ltd. (Energy equipment & services)	115,905	2,133

		5,316

Hong Kong—2.9%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	247,700	1,924
Li & Fung, Ltd. (Distributors)	1,000,000	4,474
Noble Group, Ltd. (Trading companies & distributors)	2,411,090	2,914

		9,312

Singapore—0.7%
CapitaLand, Ltd. (Real estate management & development)	931,000	2,374

Emerging Latin America—4.7%
Brazil—3.7%
BM&F BOVESPA S.A. (Diversified financial services)	592,871	3,810
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	40,399	1,387
Vale S.A.—ADR (Metals & mining)	153,101	3,728
Weg S.A. (Machinery)	327,800	3,033

		11,958

Mexico—1.0%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,395,900	3,092

Emerging Europe, Mid-East, Africa—1.7%
South Africa—0.8%
Standard Bank Group, Ltd. (Commercial banks)	196,724	2,609

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—1.7%—(continued)
Turkey—0.9%
Turkiye Garanti Bankasi A.S. (Commercial banks)	722,881	$3,008

Total Common Stocks—95.3% (cost $272,584)		307,100

Preferred Stock
Brazil—0.9%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	209,979	3,124

Total Preferred Stock—0.9% (cost $2,179)		3,124

Investment in Affiliate
William Blair Ready Reserves Fund	952,724	953

Total Investment in Affiliate—0.3% (cost $953)		953

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $10,919, collateralized by FHLMC, 2.000%, due 4/15/13	$10,919	10,919

Total Repurchase Agreement—3.4% (cost $10,919)		10,919

Total Investments—99.9% (cost $286,635)		322,096
Cash and other assets, less liabilities—0.1%		221

Net assets—100.0%		$322,317

ADR = American Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.6%
Financials	20.6%
Consumer Discretionary	12.6%
Information Technology	12.1%
Energy	10.0%
Health Care	9.2%
Consumer Staples	6.6%
Materials	5.5%
Telecommunication Services	0.8%

Total	100.0%

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2010

Institutional International Equity Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.4%
Euro	15.6%
Japanese Yen	13.8%
U.S. Dollar	12.0%
Swiss Franc	9.9%
Hong Kong Dollar	6.3%
Canadian Dollar	4.0%
Indian Rupee	3.8%
Brazilian Real	3.2%
Danish Krone	1.9%
Singapore Dollar	1.7%
South Korean Won	1.5%
New Taiwan Dollar	1.5%
All Other Currencies	4.4%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 15

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The International Small Cap Growth Fund decreased 2.09% (Institutional Class) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined 5.32%.

Sector stock selection drove year to date outperformance, coupled with good performance across most regions, except for Emerging Asia. Within Consumer Discretionary, Japanese internet website Start Today Co., Ltd. performed well, as did footwear retailer ABC-Mart, Inc. U.K. Consumer Discretionary stock selection was strong, outperforming by nearly 21%, while Emerging Europe, Middle East and Africa (EMEA) and Latin American stocks also added value. Consumer Staples stock selection benefited from good performance by Unicharm Petcare Corporation as its parent company made a tender offer for the remaining outstanding publicly traded shares. Industrials stock selection was bolstered by strong Developed Europe and Emerging Markets stock selection, particularly within the defense, services, and transportation industries. Materials and Energy stock selection was also additive to results for the year to date period, as the Fund’s Materials holdings outperformed by over 31%, and Energy by nearly 13% versus the Index. Somewhat detracting from year to date results was Financials, Information Technology, and Utilities stock selection. Within Financials, the Fund’s underweighting and stock selection in Europe was more than offset by underperformance in Asian Financials holdings and U.K. asset management firms. Information Technology stock selection was hampered by several stock-specific issues, while EDF Energies Nouvelles S.A., the sole Utilities holding, underperformed the sector as a whole, as investors were concerned about the timing of wind farm development in the U.S., coupled with potentially reduced subsidies for alternative energy within Europe as a result of austerity measures.

As of June 30, the Fund maintained its focus in Consumer Discretionary at 26.6% of the Fund, with just over 7% within emerging markets specifically, well above the 16.5% Index weighting, and an increase since year end. Industrials was the second largest sector at 19.1% of the Fund, albeit underweighted versus the Index’s 21.74% weighting. Information Technology and Healthcare represented 15.0% and 13.5% of the Fund, respectively, well above Index weightings. We increased exposure to Emerging Markets and U.K. Healthcare holdings during the period, at the expense of Japanese Industrials. Since year end, we reduced our already underweighted Financials exposure from 12.6% to 9.9%. Materials, representing 4.1% of the Funds remained significantly underweighted versus the market throughout the six month period. Regionally, the Fund was overweighted in Developed European stocks, due largely to Healthcare, Information Technology and Consumer Discretionary weightings within Europe Ex-U.K. and Industrials holdings within the U.K. Emerging markets represented 22.8% of the Fund at June 30, above the 18.8% as of year end, but lower than the Index weighting, due largely to an underweighting in the emerging Asian region.

16 Semi-Annual Report	June 30, 2010

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year to Date	1 Year	3 Year	Since Inception(a)
Institutional Class	(2.09)%	23.52%	(9.46)%	2.99%
MSCI All Country World Ex-U.S. Small Cap Index (net)	(5.32)	19.98	(9.68)	3.76
(a)	For the period November 1, 2005 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—27.1%
Austria—0.4%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	40,651	$1,843

Denmark—1.7%
FLSmidth & Co. A/S (Construction & engineering)	99,420	6,416
SimCorp A/S (Software)	5,318	847

		7,263

Finland—2.0%
Nokian Renkaat Oyj (Auto components)	361,056	8,836

France—3.0%
bioMerieux (Health care equipment & supplies)	58,739	6,031
*Boursorama (Capital markets)	152,766	1,518
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	49,132	1,662
Gemalto N.V. (Computers & peripherals)	108,366	4,078

		13,289

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	247,766	5,857
CTS Eventim AG (Media)	43,054	2,074
Fielmann AG (Specialty retail)	44,923	3,401
Wincor Nixdorf AG (Computers & peripherals)	50,204	2,806
Wirecard AG (IT services)	365,197	3,111

		17,249

Ireland—1.5%
*Norkom Group plc (Software)	215,133	347
Paddy Power plc (Hotels, restaurants & leisure)	195,972	6,088

		6,435

Italy—2.5%
Ansaldo STS SpA (Transportation infrastructure)	217,207	3,487
DiaSorin SpA (Health care equipment & supplies)	99,945	3,661
Trevi Finanziaria SpA (Construction & engineering)	266,974	3,831

		10,979

Luxembourg—1.0%
Oriflame Cosmetics S.A. (Personal products)	83,200	4,321

Netherlands—0.5%
BinckBank N.V. (Capital markets)	179,314	2,231

Norway—0.7%
*Norwegian Air Shuttle ASA (Airlines)	95,256	1,523
Opera Software ASA (Internet software & services)	171,405	590
*Pronova BioPharma A/S (Pharmaceuticals)	510,609	1,006

		3,119

Spain—1.6%
Tecnicas Reunidas S.A. (Energy equipment & services)	158,310	7,200

Sweden—1.6%
Elekta AB (Health care equipment & supplies)	283,883	7,184

Issuer	Shares	Value

Common Stocks—Europe—27.1%—(continued)
Switzerland—6.7%
*Dufry Group (Specialty retail)	55,866	$4,178
*Orascom Development Holding AG (Hotels, restaurants & leisure)	39,856	2,211
Partners Group Holding AG (Capital markets)	78,830	9,512
Sika AG (Chemicals)	2,919	5,174
*Temenos Group AG (Software)	357,555	8,608

		29,683

United Kingdom—22.1%
Abcam plc (Biotechnology)	141,429	2,583
Aggreko plc (Commercial services & supplies)	214,055	4,494
Amlin plc (Insurance)	1,009,467	5,810
Ashmore Group plc (Capital markets)	589,384	2,127
*ASOS plc (Internet & catalog retail)	154,303	1,973
Aveva Group plc (Software)	201,540	3,382
Babcock International Group plc (Commercial services & supplies)	814,504	7,236
*Blinkx plc (Internet software & services)	2,006,326	1,109
BlueBay Asset Management plc (Capital markets)	199,031	852
Britvic plc (Beverages)	735,535	5,213
*Ceres Power Holdings plc (Electrical equipment)	262,261	295
Chemring Group plc (Aerospace & defense)	75,742	3,349
*Dana Petroleum plc (Oil, gas & consumable fuels)	359,274	6,048
Domino’s Pizza UK & IRL plc (Hotels, restaurants & leisure)	255,283	1,442
*EnQuest plc (Oil, gas & consumable fuels)	299,681	445
Intertek Group plc (Professional services)	113,091	2,424
Lancashire Holdings, Ltd. (Insurance)	232,960	1,727
Meggitt plc (Aerospace & defense)	784,642	3,657
Michael Page International plc (Professional services)	799,923	4,429
Micro Focus International plc (Software)	544,439	3,421
Mothercare plc (Multiline retail)	264,430	2,244
Petrofac, Ltd. (Energy equipment & services)	257,082	4,523
*Promethean World plc (Diversified consumer services)	350,726	953
Rightmove plc (Media)	248,521	2,331
RPS Group plc (Commercial services & supplies)	316,754	882
Serco Group plc (Commercial services & supplies)	978,331	8,544
Spirax-Sarco Engineering plc (Machinery)	158,159	3,222
*Telecity Group plc (Internet software & services)	338,559	2,017
The Weir Group plc (Machinery)	536,643	8,244
Victrex plc (Chemicals)	166,542	2,709

		97,685

Japan—16.7%
ABC-Mart, Inc. (Specialty retail)	232,414	9,117
Aeon Delight Co., Ltd. (Commercial services & supplies)	83,700	1,629
CyberAgent, Inc. (Media)	1,378	2,042
Dena Co., Ltd. (Internet & catalog retail)	173,700	4,587
Disco Corporation (Semiconductors & semiconductor equipment)	53,900	3,410

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2010

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—16.7%—(continued)
EPS Co., Ltd. (Life sciences tools & services)	560	$1,416
Exedy Corporation (Auto components)	148,800	3,815
F.C.C. Co., Ltd. (Auto components)	160,709	3,003
*Gree, Inc. (Internet software & services)	60,130	4,802
kabu.com Securities Co., Ltd. (Capital markets)	201,900	947
Kakaku.com, Inc. (Internet software & services)	614	2,537
Miraca Holdings, Inc. (Health care providers & services)	294,500	8,815
Nabtesco Corporation (Machinery)	244,000	3,761
Nitori Co., Ltd. (Specialty retail)	59,950	5,168
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,367	5,805
Point, Inc. (Specialty retail)	71,440	3,919
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	26,300	2,517
Start Today Co., Ltd. (Internet & catalog retail)	245	671
USS Co., Ltd. (Specialty retail)	82,050	5,861

		73,822

Emerging Asia—14.6%
China—8.1%
361 Degrees International, Ltd. (Textiles, apparel & luxury goods)	6,448,000	4,594
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	2,613,559	3,736
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,796,429	2,005
China Green (Holdings), Ltd. (Food products)	1,754,556	1,761
China High Speed Transmission Equipment Group Co., Ltd. (Electrical equipment)	1,056,000	2,218
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	1,752,998	1,932
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	99,812	595
Golden Eagle Retail Group, Ltd. (Multiline retail)	285,000	595
Haitian International Holdings, Ltd. (Machinery)	1,481,496	1,034
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,278,373	4,189
Lonking Holdings, Ltd. (Machinery)	4,126,000	2,733
Minth Group, Ltd. (Auto components)	2,463,384	2,911
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	5,779,000	3,806
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	300,800	1,310
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,132,865	2,398

		35,817

India—3.0%
Ipca Laboratories, Ltd. (Pharmaceuticals)	378,865	2,368
Lupin, Ltd. (Pharmaceuticals)	178,480	7,514
Yes Bank, Ltd. (Commercial banks)	598,128	3,428

		13,310

Issuer	Shares	Value

Common Stocks—Emerging Asia—14.6%—(continued)
Indonesia—1.1%
*PT Ciputra Development Tbk (Real estate management & development)	14,294,000	$523
PT Kalbe Farma Tbk (Pharmaceuticals)	10,314,500	2,368
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	2,159,000	1,959

		4,850

Taiwan—2.4%
Chicony Electronics Co., Ltd. (Computers & peripherals)	1,306,000	2,895
Tripod Technology Corporation (Electronic equipment, instruments & components)	1,041,000	3,849
Wistron Corporation (Computers & peripherals)	2,441,000	3,577

		10,321

Canada—6.0%
*Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	191,809	1,265
Canadian Western Bank (Commercial banks)	143,600	3,189
*Consolidated Thompson Iron Mines, Ltd. (Metals & mining)	403,378	2,751
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	240,700	6,914
Home Capital Group, Inc. (Thrifts & mortgage finance)	54,147	2,145
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	200,562	2,163
Petrominerales, Ltd. (Oil, gas & consumable fuels)	121,785	2,843
*Red Back Mining, Inc. (Metals & mining)	203,289	5,138

		26,408

Emerging Latin America—4.6%
Brazil—2.5%
Brasil Brokers Participacoes S.A. (Real estate management & development)	319,800	1,031
Localiza Rent a Car S.A. (Road & rail)	201,400	2,338
Lojas Renner S.A. (Multiline retail)	146,900	3,988
OdontoPrev S.A. (Health care providers & services)	38,700	1,349
Positivo Informatica S.A. (Computers & peripherals)	213,000	2,002
Tegma Gestao Logistica S.A. (Road & rail)	44,455	376

		11,084

Colombia—1.1%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	225,671	5,058

Mexico—1.0%
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	668,910	2,221
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	789,787	2,064

		4,285

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.6%
South Africa—2.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	259,678	$2,564
Clicks Group, Ltd. (Multiline retail)	1,192,055	5,244
Mr Price Group, Ltd. (Specialty retail)	395,587	2,297
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	48,854	696

		10,801

Turkey—1.1%
Asya Katilim Bankasi A.S. (Commercial banks)	877,427	2,003
BIM Birlesik Magazalar A.S. (Food & staples retailing)	100,074	2,774

		4,777

Asia—3.5%
Australia—2.5%
Cochlear, Ltd. (Health care equipment & supplies)	80,252	4,999
JB Hi-Fi, Ltd. (Specialty retail)	256,719	4,084
Seek, Ltd. (Professional services)	366,928	2,136

		11,219

Singapore—1.0%
Midas Holdings, Ltd. (Metals & mining)	3,017,000	1,952
Olam International, Ltd. (Food & staples retailing)	1,284,700	2,358

		4,310

Total Common Stocks—98.2% (cost $392,593)		433,379

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	545

Total Convertible Bond—0.1% (cost $497)		545

Investment in Affiliate
William Blair Ready Reserves Fund	488,907	489

Total Investment in Affiliate—0.1% (cost $489)		489

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$500	500

Total Short-Term Investment—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $7,130, collateralized by FHLMC, 2.000%, due 4/15/13	$7,130	$7,130

Total Repurchase Agreement—1.6% (cost $7,130)		7,130

Issuer	Value
Total Investments—100.1% (cost $401,209)	442,043

Liabilities, plus cash and other assets—(0.1)%	(454)

Net assets—100.0%	$441,589

ADR = American Depository Receipt

VRN = Variable Rate Note

* Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.12% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.12% of the net assets at June 30, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	26.6%
Industrials	19.1%
Information Technology	15.0%
Health Care	13.5%
Financials	9.9%
Energy	7.2%
Consumer Staples	4.2%
Materials	4.1%
Utilities	0.4%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.5%
Japanese Yen	17.0%
Euro	15.7%
Hong Kong Dollar	8.1%
Canadian Dollar	7.3%
Swiss Franc	6.8%
Indian Rupee	3.1%
Brazilian Real	2.7%
Swedish Krona	2.6%
Australian Dollar	2.6%
South African Rand	2.5%
New Taiwan Dollar	2.4%
Danish Krone	1.7%
Indonesian Rupiah	1.1%
Turkish Lira	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2010

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 4.07% decrease (Institutional Class) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index, declined 5.68%.

The emerging markets growth strategy outpaced the Index year to date as stock selection was strong across most sectors and regions, due largely to second quarter performance. In particular, the Fund added significant value in Consumer, Financials, and Industrials. Within Consumer, the Fund’s focus in Asian auto companies and Consumer Staples added value, as did stock selection within Latin America. Emerging Markets Europe, Mid-East and Africa (EMEA) grocery holdings augmented results, as did Brazilian Consumer Staples performance. Financials stock selection was strong across regions, while transportation and infrastructure-related Asian Industrials added value. The Fund outperformed across each emerging markets region, benefiting largely from individual stock selection, rather than overall sector positioning within regions. Somewhat detracting from performance was Materials stock selection, which was focused on mining and fertilizers, areas which underperformed due to concerns about demand for commodities amidst a slowdown in China property development specifically and a potential global slowdown in general.

As of June 30, the Fund maintained its focus in Consumer stocks with 34.5% of the Fund invested across Consumer Discretionary and Consumer Staples names, a slight increase since year end. Financials was the largest single sector within the portfolio at 25.2%. While Asian Financials represented approximately 10% of the overall exposure, the weighting was significantly lower than the Index. We reduced Information Technology from a 13.7% weighting as of year end to 8.8% during the second quarter, as a result of concerns about near-intermediate term earnings sustainability. Materials and Telecommunication Services were also significantly underweighted versus the Index, and remained relatively stable during the period. Regionally, while 48.2% of the Fund was in Emerging Asian stocks, it remained very underweighted versus the Index, due largely to lower exposure in Korea and Taiwan. Conversely, the Fund was significantly overweighted in Latin America at 26.7% of the Fund, particularly in the Consumer, Energy and Financials sectors.

June 30, 2010	William Blair Funds 21

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	(4.07)%	25.68%	(8.67)%	11.37%	11.79%
MSCI Emerging Markets IMI (net)	(5.68)	24.57	(2.17)	12.98	13.20
(a)	For the period June 6, 2005 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Semi-Annual Report	June 30, 2010

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%
China—18.6%
361 Degrees International, Ltd. (Textiles, apparel & luxury goods)	3,259,000	$2,322
AAC Acoustic Technologies Holdings, Inc. (Communications equipment)	1,511,949	2,161
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	2,175,078	2,428
*Baidu, Inc.—ADR (Internet software & services)	177,193	12,063
China Dongxiang Group Co. (Textiles, apparel & luxury goods)	4,154,000	2,769
China Green (Holdings), Ltd. (Food products)	2,409,000	2,417
China High Speed Transmission Equipment Group Co., Ltd. (Electrical equipment)	1,708,000	3,588
China Life Insurance Co., Ltd. (Insurance)	4,004,000	17,510
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	3,693,406	13,325
China Vanke Co., Ltd. (Real estate management & development)	1,345,426	1,411
China Yurun Food Group, Ltd. (Food products)	2,479,000	7,796
CNOOC, Ltd. (Oil, gas & consumable fuels)	18,107,000	30,776
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	1,964,600	2,165
*Concord Medical Services Holdings, Ltd.—ADR (Health care providers & services)	150,368	896
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	154,717	5,811
Dongfeng Motor Group Co., Ltd. (Automobiles)	13,550,000	15,717
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,754,000	3,662
Haitian International Holdings, Ltd. (Machinery)	1,960,185	1,368
Hengan International Group Co., Ltd. (Personal products)	987,000	7,992
Industrial and Commercial Bank of China (Commercial banks)	47,465,000	34,500
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,035,000	3,391
Lonking Holdings, Ltd. (Machinery)	4,894,000	3,242
Mindray Medical International, Ltd.—ADR (Health care equipment & supplies)	108,484	3,409
Minth Group, Ltd. (Auto components)	1,004,000	1,186
Peak Sport Products, Ltd. (Textiles, apparel & luxury goods)	3,331,000	2,194
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	640,700	2,791
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	784,861	1,662

		188,552

India—13.3%
Asian Paints, Ltd. (Chemicals)	63,367	3,123
Axis Bank, Ltd. (Commercial banks)	391,009	10,366
Bharat Heavy Electricals, Ltd. (Electrical equipment)	248,597	13,098
*Cairn India, Ltd. (Oil, gas & consumable fuels)	807,585	5,229

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%—(continued)
India—(continued)
Dabur India, Ltd. (Personal products)	849,316	$3,830
Financial Technologies (India), Ltd. (Software)	71,919	2,054
Hero Honda Motors, Ltd. (Automobiles)	86,847	3,810
Housing Development Finance Corporation (Thrifts & mortgage finance)	135,622	8,547
Infosys Technologies, Ltd. (IT services)	354,841	21,171
Jindal Steel & Power, Ltd. (Metals & mining)	691,867	9,238
Larsen & Toubro, Ltd. (Construction & engineering)	439,205	16,987
Lupin, Ltd. (Pharmaceuticals)	137,292	5,780
Sterlite Industries India, Ltd. (Metals & mining)	4,299,728	15,518
Sun TV Network, Ltd. (Media)	277,889	2,598
Tata Motors, Ltd. (Machinery)	607,261	10,056
Yes Bank, Ltd. (Commercial banks)	619,020	3,548

		134,953

Indonesia—3.9%
PT Astra International Tbk (Automobiles)	2,998,500	15,842
PT Bank Rakyat Indonesia (Commercial banks)	10,504,000	10,664
*PT Ciputra Development Tbk (Real estate management & development)	54,385,456	1,991
PT Unilever Indonesia Tbk (Household products)	2,137,500	3,986
PT United Tractors Tbk (Machinery)	3,545,000	7,266

		39,749

Malaysia—1.3%
CIMB Group Holdings Bhd (Commercial banks)	4,551,200	9,799
Top Glove Corporation Bhd (Health care equipment & supplies)	708,900	2,996

		12,795

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,451,850	6,680

South Korea—6.8%
Amorepacific Corporation (Personal products)	7,331	6,237
Hyundai Mobis (Auto components)	106,180	17,809
Hyundai Motor Co. (Automobiles)	252,022	29,489
LG Household & Health Care, Ltd. (Household products)	19,694	5,593
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	15,020	9,421

		68,549

Taiwan—2.8%
Chicony Electronics Co., Ltd. (Computers & peripherals)	1,056,000	2,341
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	2,721,100	9,538
MediaTek, Inc. (Semiconductors & semiconductor equipment)	627,142	8,753

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—48.2%—(continued)
Taiwan—(continued)
Tripod Technology Corporation (Electronic equipment, instruments & components)	809,000	$2,991
Wistron Corporation (Computers & peripherals)	2,888,000	4,232

		27,855

Thailand—0.8%
CP ALL PCL (Food & staples retailing)	8,734,700	7,753
Minor International PCL (Hotels, restaurants & leisure)	2,544,400	794

		8,547

Emerging Latin America—26.7%
Brazil—14.0%
Amil Participacoes S.A. (Insurance)	696,384	5,652
Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	162,800	2,461
BR Malls Participacoes S.A. (Real estate management & development)	601,900	7,836
BR Properties S.A. (Real estate management & development)	305,241	2,173
Brasil Brokers Participacoes S.A. (Real estate management & development)	438,200	1,413
Cia de Bebidas das Americas—ADR (Beverages)	204,409	20,647
Cyrela Brazil Realty S.A. (Household durables)	423,400	4,577
Diagnosticos da America S.A. (Health care providers & services)	971,600	9,145
*Hypermarcas S.A. (Personal products)	601,228	7,721
Localiza Rent a Car S.A. (Road & rail)	677,500	7,864
Lojas Renner S.A. (Multiline retail)	334,000	9,067
M Dias Branco S.A. (Food products)	112,934	2,440
MRV Engenharia e Participacoes S.A. (Household durables)	1,129,880	7,956
Natura Cosmeticos S.A. (Personal products)	525,200	11,639
OdontoPrev S.A. (Health care providers & services)	61,900	2,157
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	987,300	9,146
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	583,500	4,927
Positivo Informatica S.A. (Computers & peripherals)	242,700	2,282
Totvs S.A. (Software)	62,800	4,660
Vale S.A.—ADR (Metals & mining)	747,662	18,206

		141,969

Chile—1.9%
Banco Santander Chile—ADR (Commercial banks)	133,920	8,985
Lan Airlines S.A. (Airlines)	254,122	4,747
S.A.C.I. Falabella (Multiline retail)	912,778	5,942

		19,674

Colombia—0.6%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	266,540	5,974

Issuer	Shares	Value

Common Stocks—Emerging Latin America—26.7%—(continued)
Mexico—8.1%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	12,208,300	$28,885
Banco Compartamos S.A. de C.V. (Consumer finance)	884,400	4,597
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	748,917	2,487
*Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	1,163,002	3,040
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	4,028,428	9,563
Grupo Televisa S.A.—ADR (Media)	371,363	6,465
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	12,396,300	27,461

		82,498

Panama—0.5%
Copa Holdings S.A. Class “A” (Airlines)†	102,809	4,546

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	177,258	16,111

Emerging Europe, Mid-East, Africa—14.0%
Egypt—0.6%
Commercial International Bank Egypt S.A.E. (Commercial banks)	406,718	4,761
Egyptian Financial Group-Hermes Holding (Capital markets)	282,784	1,427

		6,188

Qatar—1.4%
Qatar National Bank S.A.Q. (Commercial banks)	386,845	14,219

Russia—1.8%
Magnit OAO (Food & staples retailing)†	120,984	8,048
*X5 Retail Group N.V.—GDR (Food & staples retailing)	304,600	10,222

		18,270

South Africa—6.3%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	516,628	5,102
Clicks Group, Ltd. (Multiline retail)	904,081	3,977
Mr Price Group, Ltd. (Specialty retail)	538,924	3,130
Naspers, Ltd. (Media)	227,587	7,664
Shoprite Holdings, Ltd. (Food & staples retailing)	955,130	10,269
Standard Bank Group, Ltd. (Commercial banks)	1,758,112	23,314
Truworths International, Ltd. (Specialty retail)	1,095,500	7,625
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	169,068	2,407

		63,488

Turkey—3.4%
Asya Katilim Bankasi A.S. (Commercial banks)	2,012,230	4,594

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2010

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—14.0%—(continued)
Turkey—(continued)
BIM Birlesik Magazalar A.S. (Food & staples retailing)	240,426	$6,664
Turkiye Garanti Bankasi A.S. (Commercial banks)	5,611,846	23,354

		34,612

United Arab Emirates—0.5%
First Gulf Bank PJSC (Commercial banks)	1,173,086	4,745

Total Common Stocks—88.9% (cost $746,081)		899,974

Preferred Stocks
Brazil—4.6%
Itau Unibanco Holding S.A. (Commercial banks)	955,854	17,211
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,764,180	26,252
Randon Participacoes S.A. (Machinery)	662,300	3,776

		47,239

Total Preferred Stocks—4.6% (cost $48,102)		47,239

Investment in Warrants
Thailand—0.0%
*Minor International PCL 2013, $13.00 (Hotels, restaurants & leisure)	575,650	43

Total Warrants—0.0% (cost $0)		43

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	910

Total Convertible Bond—0.1% (cost $831)		910

Investment in Affiliate
William Blair Ready Reserves Fund	66,217	66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investment
American Express Credit Corporation Demand Note, VRN, 0.191%, due 7/1/10	$2,000	2,000

Total Short-Term Investment—0.2% (cost $2,000)		2,000

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/10, due 7/1/10, repurchase price $44,125, collateralized by FFCB, 1.625%, due 3/7/13	$44,125	$44,125

Total Repurchase Agreement—4.4% (cost $44,125)		44,125

Total Investments—98.2% (cost $841,205)		994,357
Cash and other assets, less liabilities—1.8%		18,124

Net Assets—100.0%		$1,012,481

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

*Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at June 30, 2010.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the net assets at June 30, 2010.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.2%
Consumer Discretionary	18.6%
Consumer Staples	15.9%
Energy	10.3%
Information Technology	8.8%
Industrials	8.6%
Materials	5.9%
Health Care	3.7%
Telecommunication Services	3.0%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	17.5%
Brazilian Real	16.0%
Indian Rupee	14.2%
U.S. Dollar	12.2%
Mexican Peso	8.0%
South Korean Won	7.2%
South African Rand	6.7%
Indonesian Rupiah	4.2%
Turkish Lira	3.7%
New Taiwan Dollar	2.9%
Qatari Rial	1.5%
Malaysian Ringgit	1.4%
Chilean Peso	1.1%
All Other Currencies	3.4%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 25

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted a 2.02% decrease (Institutional Class) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined 6.11%.

Year to date performance was augmented by the Fund’s significant weighting in Consumer Discretionary and Staples stocks at the expense of Materials and Information Technology (IT). Stock selection was also a key determinant of outperformance during the first half of 2010 across regions and sectors. The Fund’s Staples holdings were up just over 13%, significantly outpacing the Index, due primarily to strong performance in the Fund’s Emerging Asian consumer products and grocery holdings, coupled with strong Emerging Europe, Middle East, and Africa (EMEA) grocery/discount performance. Industrials stock selection was also particularly strong, with infrastructure related holdings driving results. Regionally, the Fund benefited from good performance across most sectors within Emerging Asia, as well as the overweighting in Consumer Discretionary and Staples at the expense of Asian IT and Materials stocks. EMEA value added was largely within the Consumer Staples sector, while Emerging Latin America performance benefited from the underweighting and stock performance within Energy, coupled with strong Financials stock selection.

As of June 30, the Fund maintained its significant exposure in Consumer Discretionary and Staples stocks, with 28.0% in Consumer Staples and another 14.8% in Consumer Discretionary, compared to the 5.94% and 4.36% Index weightings, respectively. Consumer Staples exposure increased by nearly 10% since year end, particularly in Emerging Asia and Emerging Latin America, while Consumer Discretionary decreased by nearly 5%. The Fund maintained its marginal overweighting of Financials at 28.2% of the Fund, with higher weightings in EMEA and Emerging Latin America offset by an underweighting in Asian Financials. The Fund was most significantly underweighted in Energy stocks, which represented 8.0% of the Fund, compared with nearly 16.0% in the Index, and in IT and Materials, which were also significantly underweighted. IT decreased by approximately 9% during the six month period, while Materials decreased by approximately 8%, as we sold holdings in these sectors due to deteriorating short-intermediate term earnings growth in favor of Consumer Staples holdings and, to some extent, cash equivalents.

26 Semi-Annual Report	June 30, 2010

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year To Date	1 Year	Since Inception(a)
Institutional Class	(2.02)%	28.73%	(7.42)%
MSCI Emerging Markets Large Cap (net)	(6.55)	21.93	(6.11)
(a)	For the period March 26, 2008 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2010	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.8%
China—19.7%
*Baidu, Inc.—ADR (Internet software & services)	12,159	$828
Belle International Holdings, Ltd. (Specialty retail)	865,000	1,227
China Dongxiang Group Co. (Textiles, apparel & luxury goods)	1,304,000	869
China Life Insurance Co., Ltd. (Insurance)	270,000	1,181
China Oilfield Services, Ltd. (Energy equipment & services)	638,000	742
China Yurun Food Group, Ltd. (Food products)	280,000	880
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,463,000	2,487
*Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	17,354	652
Dongfeng Motor Group Co., Ltd. (Automobiles)	536,000	622
Golden Eagle Retail Group, Ltd. (Multiline retail)	470,000	981
Hengan International Group Co., Ltd. (Personal products)	116,000	939
Industrial and Commercial Bank of China (Commercial banks)	3,181,000	2,312
Want Want China Holdings, Ltd. (Food products)	1,410,000	1,183

		14,903

India—17.1%
Axis Bank, Ltd. (Commercial banks)	40,528	1,075
Bharat Heavy Electricals, Ltd. (Electrical equipment)	18,157	957
*Cairn India, Ltd. (Oil, gas & consumable fuels)	153,377	993
Dabur India, Ltd. (Personal products)	249,748	1,126
HDFC Bank, Ltd. (Commercial banks)	35,862	1,473
Housing Development Finance Corporation (Thrifts & mortgage finance)	8,191	516
Infosys Technologies, Ltd. (IT services)	22,404	1,337
ITC, Ltd. (Tobacco)	140,246	915
Jindal Steel & Power, Ltd. (Metals & mining)	85,364	1,140
Larsen & Toubro, Ltd. (Construction & engineering)	39,463	1,526
Nestle India, Ltd. (Food products)	14,634	908
Tata Motors, Ltd. (Machinery)	58,945	976

		12,942

Indonesia—7.1%
PT Astra International Tbk (Automobiles)	281,000	1,485
PT Bank Rakyat Indonesia (Commercial banks)	1,326,000	1,346
PT Unilever Indonesia Tbk (Household products)	667,000	1,244
PT United Tractors Tbk (Machinery)	644,000	1,320

		5,395

Malaysia—2.7%
CIMB Group Holdings Bhd (Commercial banks)	957,500	2,062

South Korea—6.4%
Hyundai Mobis (Auto components)	7,579	1,271
Hyundai Motor Co. (Automobiles)	13,180	1,542

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.8%—(continued)
South Korea—(continued)
LG Household & Health Care, Ltd. (Household products)	4,198	$1,192
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,280	803

		4,808

Taiwan—1.0%
*Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	222,000	778

Thailand—1.8%
CP ALL PCL (Food & staples retailing)	1,504,200	1,335

Emerging Latin America—21.2%
Brazil—8.4%
Cia de Bebidas das Americas—ADR (Beverages)	14,721	1,487
Cyrela Brazil Realty S.A. (Household durables)	14,500	157
*Hypermarcas S.A. (Personal products)	123,100	1,581
Natura Cosmeticos S.A. (Personal products)	45,800	1,015
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	57,000	528
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	55,900	472
Vale S.A.—ADR (Metals & mining)	44,252	1,077

		6,317

Chile—3.9%
Banco Santander Chile—ADR (Commercial banks)	13,259	890
Lan Airlines S.A. (Airlines)	49,913	932
S.A.C.I. Falabella (Multiline retail)	172,523	1,123

		2,945

Colombia—1.2%
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	40,415	906

Mexico—6.1%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	31,637	1,503
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	229,400	869
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	317,626	754
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	664,800	1,473

		4,599

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	13,436	1,221

Emerging Europe, Mid-East, Africa—13.7%
Egypt—0.9%
Commercial International Bank Egypt S.A.E. (Commercial banks)	55,505	650

Russia—4.0%
*Magnit OJSC—144A—GDR (Food & staples retailing)	53,628	751

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2010

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.7%—(continued)
Russia—(continued)
Sberbank of Russian Federation (Commercial banks)†	425,545	$1,022
*X5 Retail Group N.V.—GDR (Food & staples retailing)	36,350	1,227

		3,000

South Africa—4.3%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	86,313	852
Shoprite Holdings, Ltd. (Food & staples retailing)	117,179	1,260
Standard Bank Group, Ltd. (Commercial banks)	88,959	1,180

		3,292

Turkey—4.0%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	43,371	1,202
Turkiye Garanti Bankasi A.S. (Commercial banks)	435,175	1,811

		3,013

United Arab Emirates—0.5%
First Gulf Bank PJSC (Commercial banks)	99,024	400

Total Common Stocks—90.7% (cost $59,694)		68,566

Preferred Stock
Brazil—2.4%
Itau Unibanco Holding S.A. (Commercial banks)	101,085	$1,820

Total Preferred Stock—2.4% (cost $1,494)		1,820

Investment in Affiliate
William Blair Ready Reserves Fund	440,296	440

Total Investment in Affiliate—0.6% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $2,709, collateralized by FHLB, 4.375% due 9/17/10	$2,709	2,709

Total Repurchase Agreement—3.6% (cost $2,709)		2,709

Total Investments—97.3% (cost $64,337)		73,535
Cash and other assets, less liabilities—2.7%		2,074

Net assets—100.0%		$75,609

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2010, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	28.2%
Consumer Staples	28.0%
Consumer Discretionary	14.8%
Industrials	8.1%
Energy	8.0%
Information Technology	5.3%
Materials	4.2%
Telecommunication Services	2.2%
Health Care	1.2%

Total	100.0%

At June 30, 2010, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	19.1%
Indian Rupee	18.4%
U.S. Dollar	15.1%
Brazilian Real	7.9%
Indonesian Rupiah	7.7%
South Korean Won	6.8%
South African Rand	4.7%
Mexican Peso	4.4%
Turkish Lira	4.3%
Malaysian Ringgit	2.9%
Chilean Peso	2.9%
Thai Baht	1.9%
Canadian Dollar	1.3%
New Taiwan Dollar	1.1%
All Other Currencies	1.5%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 29

Fixed-Income Market Overview

Summary

The first half of 2010 was a tale of two quarters for the fixed-income markets.

The first quarter of 2010 reflected investor optimism about economic recovery and growth. Prices of fixed-income securities began to reflect expectations for a healthy rebound in the U.S. economy.

The second quarter was a much more challenging environment. Weaker economic data, stubbornly high unemployment and nervousness about government debt levels in the U.S. and in Europe began to undermine investor confidence. To add to these worries was news on April 16th that the Securities and Exchange Commission (SEC) had filed a civil lawsuit accusing the Wall Street firm Goldman Sachs of securities fraud. All these factors caused investors to turn more bearish towards all “risk” assets.

There were two Federal Market Open Market Committee meetings (FOMC) that were held during the second quarter and both confirmed that the Federal Reserve Board had decided to keep short-term interest rates near zero for “an extended period.” The Fed cited impediments to economic growth, including the effect of new financial problems abroad. In its statement following its most recent meeting on June 23, the Fed said, “financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”

It is worth noting that among the Federal Reserve Board’s arsenal of tools for stimulating growth in the economy is to purchase higher-coupon mortgage-backed securities. The demand created by the Fed’s purchases, in turn, prompts loan originators to lower interest rates, and has driven 30-year mortgages rates to low levels that are unprecedented.

Longer-term interest rates trended lower during the second quarter, with the 10-Year U.S. Treasury Note, which finished at 3.83% at the end of the first quarter, to end the second quarter at 2.93%.

Outlook

In hindsight, during the first quarter investors were probably too optimistic about an economy which was supported by government stimulus. Conversely, this sentiment swung to extreme pessimism during the second quarter. We believe the reality is that the economy is self-sustaining, but serious headwinds remain.

We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should be favorable for Corporate bonds, and we intend to maintain an overweight position in that sector, as well as higher-coupon Agency Mortgage-backed securities.

It is important to note that the fundamentals for U.S. corporations—for example, corporate balance sheets—remain strong. We believe demand for Corporate bonds will remain robust, and we think Corporate bonds will perform well, based on the prospects for further stabilization in the economy.

We anticipate continued strong fixed-income demand as insurance companies, pension funds, and other investors still carry high cash balances and are looking to invest funds at yields higher than the near zero cash and money market yields offered.

30 Semi-Annual Report	June 30, 2010

We remain encouraged that the fixed-income markets have been able to absorb major potential policy changes in the health care and financial services industries with relatively minor changes in risk premiums.

Interest rates are at historic lows. We don’t anticipate any major changes in Federal Reserve policy or interest rates until 2011.

As a firmer root structure emerges to the nascent economic recovery, there is the possibility that upward pressure might be placed on interest rates. While we do not expect this to materially have an impact on the prices of fixed income securities, we nonetheless believe the current structure of the portfolio will help provide protection.

June 30, 2010	William Blair Funds 31

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 30 for the Fixed Income Market Overview.

How did the Fund preform during the past six months? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 5.37% increase on a total return basis (Institutional Class) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.33%.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Fund’s significant overweight in investment grade Corporate securities and its roughly 10% exposure to high yield securities boosted performance during the first quarter. However, these sectors struggled during the second quarter with the paradigm shift of investor sentiment from expectations of economic growth to fears of a double-dip recession.

The Fund nearly doubled its holdings in below investment grade securities (those rated below BBB). Investment grade securities, at almost 50% of the Fund’s portfolio, were double the weight of the Fund’s benchmark Barclays Capital U.S. Aggregate Bond Index.

The Fund’s underweight in Commercial Mortgage-backed securities (which comprise 1% of the Fund and approximately 3% of the benchmark Index), was a slight drag on performance, when compared to the benchmark.

We made a conscious decision to invest in Corporate REITs, which are actively managed rather than the static pools of mortgages typically held in Commercial Mortgage-backed securities. We believe this is more prudent in the event of continued weakness in commercial real estate.

We also avoided owning U.S. Agency debentures, but instead emphasized U.S. Agency Mortgage-backed securities via higher coupon pools that are “seasoned,” as well as low loan balance pools. We believe the above-market coupons in these pools will experience slower amortization and should protect the Fund in a rising rate environment, while still providing an attractive level of current income.

We continue to position the Fund with a significant underweight to U.S. Treasuries, and maintain a very modest allocation to U.S. Treasury securities via TIPs (Treasury Inflation Protected Securities).

While we do not believe inflation is an immediate concern, we think our Fund’s positioning overall is defensive and appropriate in the event that interest rates rise sharply.

32 Semi-Annual Report	June 30, 2010

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year To Date	1 Year	3 Year	Since Inception(a)
Institutional Class	5.37%	11.70%	7.85%	7.04%
Barclays Capital U.S. Aggregate Bond Index	5.33	9.50	7.55	6.77
(a)	For the period May 1, 2007 (Commencement of Operations) to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

June 30, 2010	William Blair Funds 33

Bond Fund

Portfolio of Investments, June 30, 2010 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—46.8%
U.S. Treasury Inflation Indexed Notes/Bonds—7.9%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$7,956	$10,677
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	593	628
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,243	3,580

Total U.S. Treasury Inflation Indexed Notes/Bonds		14,885

Government National Mortgage Association (GNMA)—1.0%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	136
GNR 2006-67 GB, 4.324%, due 9/16/34, VRN	1,540	1,666

Total GNMA Mortgage Obligations		1,802

Federal Home Loan Mortgage Corp. (FHLMC)—8.9%
#G90024, 7.000%, due 1/20/13	49	52
#G30093, 7.000%, due 12/1/17	41	45
#G30255, 7.000%, due 7/1/21	88	97
#G12792, 4.500%, due 12/1/21	563	600
#D95897, 5.500%, due 3/1/23	292	317
#G30372, 5.000%, due 9/1/27	676	718
#G01728, 7.500%, due 7/1/32	322	368
#C01385, 6.500%, due 8/1/32	439	488
#G02141, 6.000%, due 3/1/36	2,053	2,275
#A62179, 6.000%, due 6/1/37	1,083	1,198
#A63539, 6.000%, due 7/1/37	1,401	1,542
#G03170, 6.500%, due 8/1/37	2,195	2,413
#A66843, 6.500%, due 10/1/37	1,153	1,281
#A78138, 5.500%, due 6/1/38	1,572	1,711
#A81799, 6.500%, due 9/1/38	3,309	3,682

Total FHLMC Mortgage Obligations		16,787

Federal National Mortgage Association (FNMA)—29.0%
#535559, 7.500%, due 9/1/12	126	128
#598453, 7.000%, due 6/1/15	1	1
#689612, 5.000%, due 5/1/18	479	517
#695910, 5.000%, due 5/1/18	845	915
#747903, 4.500%, due 6/1/19	438	468
#745735, 5.000%, due 3/1/21	1,036	1,112
#253847, 6.000%, due 5/1/21	290	319
#900725, 6.000%, due 8/1/21	247	271
#545437, 7.000%, due 2/1/32	227	257
#545759, 6.500%, due 7/1/32	2,495	2,785
#254548, 5.500%, due 12/1/32	1,073	1,158
#684601, 6.000%, due 3/1/33	2,307	2,591
#190340, 5.000%, due 9/1/33	2,216	2,357
#254868, 5.000%, due 9/1/33	1,083	1,152
#555800, 5.500%, due 10/1/33	485	523
#725027, 5.000%, due 11/1/33	874	930
#555880, 5.500%, due 11/1/33	568	613
#555946, 5.500%, due 11/1/33	899	980
#756153, 5.500%, due 11/1/33	2,474	2,668
#725231, 5.000%, due 2/1/34	893	950
#725205, 5.000%, due 3/1/34	1,902	2,023

Issuer	NRSRO Rating	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#725220, 5.000%, due 3/1/34		$831	$884
#725232, 5.000%, due 3/1/34		2,692	2,863
#725238, 5.000%, due 3/1/34		1,512	1,608
#725424, 5.500%, due 4/1/34		610	657
#725611, 5.500%, due 6/1/34		543	586
#786546, 6.000%, due 7/1/34		1,031	1,145
#787816, 6.000%, due 7/1/34		979	1,076
#190353, 5.000%, due 8/1/34		644	684
#357883, 5.000%, due 5/1/35		1,320	1,404
#745092, 6.500%, due 7/1/35		677	756
#357944, 6.000%, due 9/1/35		126	139
#829306, 6.000%, due 9/1/35		356	395
#843487, 6.000%, due 10/1/35		302	333
#849191, 6.000%, due 1/1/36		195	216
#848782, 6.500%, due 1/1/36		876	970
#745349, 6.500%, due 2/1/36		1,229	1,353
#831540, 6.000%, due 6/1/36		251	273
#745802, 6.000%, due 7/1/36		719	792
#886220, 6.000%, due 7/1/36		1,225	1,346
#893318, 6.500%, due 8/1/36		287	317
#256859, 5.500%, due 8/1/37		1,119	1,196
#928561, 6.000%, due 8/1/37		883	969
#948689, 6.000%, due 8/1/37		2,570	2,799
#888967, 6.000%, due 12/1/37		1,986	2,173
#962058, 6.500%, due 3/1/38		3,411	3,815
#934006, 6.500%, due 9/1/38		1,812	2,008
#986856, 6.500%, due 9/1/38		1,198	1,319

Total FNMA Mortgage Obligations			54,794

Non-Agency Mortgage-Backed Obligations—1.6%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, 7/25/18	CCC	252	178
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M2, 2.759%, 2/28/33, VRN§	CC	162	21
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 4.653%, 8/25/34, VRN	AAA	680	711
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, 9/25/36, VRN	CCC	2,460	2,074

Total Non-Agency Mortgage-Backed Obligations			2,984

Consumer Asset-Backed Securities—4.1%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	A2	2,000	2,225
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,800	1,919
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,230	2,324
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	954	985
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	C	199	119

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2010

Bond Fund

Portfolio of Investments, June 30, 2010 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, 7/25/34	A2	$463	$111
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 6.135%, 5/25/35	AA+	40	40

Total Consumer Asset-Backed Securities			7,723

Corporate Obligations—46.0%
Morgan Stanley, 6.600%, due 4/1/12	A	545	578
Wells Fargo & Co., 4.375%, due 1/31/13	AA-	350	370
Weatherford International, Ltd., 5.150%, due 3/15/13	Baa1	1,425	1,493
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	754
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,500	1,559
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	640
Kansas City Southern de Mexico S.A. de C.V., 7.625%, due 12/1/13	BB-	1,000	1,020
CME Group, Inc., 5.750%, due 2/15/14	AA	700	779
PACCAR, Inc., 6.875%, due 2/15/14	A+	800	927
America Movil S.A.B. de C.V., 5.500%, due 3/1/14	A2	700	763
Smith International, Inc., 8.625%, due 3/15/14	BBB+	970	1,152
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	248
Bank of America Corporation, 7.375%, due 5/15/14	A+	700	785
American Express Co., 7.250%, due 5/20/14	A+	500	568
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,412
Hewlett-Packard Co., 4.750%, due 6/2/14	A+	800	886
Macquarie Group Ltd.—144A, 7.300%, due 8/1/14	A2	1,000	1,102
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	1,000	1,075
AT&T, Inc., 5.100%, due 9/15/14	A	1,250	1,387
D.R. Horton, Inc., 5.625%, due 9/15/14	BB	1,000	980
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,350	1,457
Boeing Capital Corporation, 3.250%, due 10/27/14	A+	1,400	1,458
Crown Castle International Corporation, 9.000%, due 1/15/15	B1	1,000	1,058
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A	500	522
Georgia-Pacific LLC—144A, 7.000%, due 1/15/15	BB+	1,000	1,010

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Kroger Co., 4.950%, due 1/15/15	BBB	$1,175	$1,266
Simon Property Group L.P., 4.200%, due 2/1/15	A-	1,500	1,541
DIRECTV Holdings LLC, 3.550%, due 3/15/15	Baa2	1,600	1,611
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-	350	371
Cisco Systems, Inc., 5.500%, due 2/22/16	A+	2,000	2,304
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	853
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	800
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB+	1,250	1,303
SABMiller plc—144A, 6.500%, due 7/1/16	BBB+	700	822
Petrobras International Finance Co., 6.125%, due 10/6/16	Baa1	1,350	1,433
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A	500	570
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	401
Corrections Corporation of America, 7.750%, due 6/1/17	BB	1,250	1,297
ERP Operating L.P., 5.750%, due 6/15/17	A-	1,100	1,185
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	600	656
BB&T Corporation, 4.900%, due 6/30/17	A2	665	686
American Express Co., 6.150%, due 8/28/17	A+	1,000	1,096
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,453
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	1,100	1,250
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	1,059
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,000	955
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	903
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,000	1,093
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	408
Morgan Stanley, 6.625%, due 4/1/18	A	950	996
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	372
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,000	1,094
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,148
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	1,143
Anheuser-Busch InBev Worldwide, Inc.—144A, 7.750%, due 1/15/19	BBB+	700	850

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 35

Bond Fund

Portfolio of Investments, June 30, 2010 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
FedEx Corporation, 8.000%, due 1/15/19	BBB	$750	$952
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	980
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	1,035
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,250	1,486
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,559
Owens Corning, 9.000%, due 6/15/19	BBB-	950	1,123
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,460
Discovery Communications LLC, 5.625%, due 8/15/19	Baa2	500	541
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-	1,225	1,358
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,500	1,605
Macquarie Group Ltd.—144A, 6.000%, due 1/14/20	A2	250	253
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba3	1,515	1,546
Jarden Corporation, 7.500%, due 1/15/20	B	1,000	978
Motiva Enterprises LLC—144A, 5.750%, due 1/15/20	A	1,500	1,650
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	1,625	1,708
United Technologies Corporation, 4.500%, due 4/15/20	A+	1,500	1,623
Iron Mountain, Inc., 8.000%, due 6/15/20	B+	1,250	1,269
HCA, Inc., 7.250%, due 9/15/20	BB	1,000	1,005
Ras Laffan Liquefied Natural Gas Co., Ltd. II—144A, 5.298%, due 9/30/20	Aa2	400	415
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A	679	699

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.07% of the net assets at June 30, 2010.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at June 30, 2010.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Kroger Co., 8.000%, due 9/15/29	BBB	$325	$419
Conoco Funding Co., 7.250%, due 10/15/31	A1	400	496
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,000	1,069
Pacific Gas & Electric Co., 6.050%, due 3/1/34	A	750	837
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A1	500	542
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	703
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-	600	689
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3	900	1,042
COX Communications, Inc.—144A, 6.950%, due 6/1/38	Baa2	350	402
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	828
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,515	1,602

Total Corporate Obligations			86,776

Total Long-Term Investments—98.5% (cost $175,529)			185,751

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $2,878, collateralized by FHLB, 4.375%, due 9/17/10	AAA	2,878	2,878

Total Repurchase Agreement—1.5% (cost $2,878)			2,878

Total Investments—100.0% (cost $178,407)			188,629
Cash and other assets, less liabilities—0.0%			35

Net assets—100.0%			$188,664

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2010

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 30 for the Fixed Income Market Overview.

The William Blair Low Duration Fund seeks to maximize total return by investing in a diversified portfolio of investment grade low duration debt securities.

The Low Duration Fund posted a 1.66% increase on a total return basis (Institutional Class) for the six months ended June 30, 2010. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.51%.

What were the most significant factors impacting Fund performance during the first half of 2010? What factors were behind the Fund’s performance versus the benchmark?

Assets in this new Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to $132 million by June 30, 2010.

The Fund had a very positive six months, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own below-investment grade securities, as mandated by the Prospectus.

We are especially pleased with the way the Fund performed during the first quarter of the year. Short-term interest rate volatility is the worst enemy of a fixed income fund, and the Fund experienced a bout of rising rates at the end of March—which was preceded by a similar episode during the last week of December.

The Fund invested capital as the Fund’s asset flows grew steadily from its inception. We continued to invest in new Consumer Asset-backed securities (such as “top tier” banks and auto receivables) as well as seasoned U.S. Agency Mortgage-backed securities and Corporate Bonds.

We consider the Consumer Asset-backed securities that the Fund invests in to be highly liquid. Nearly a third of these investments are floating rate instruments that reset on monthly basis, which helps offset the negative impact of rising short-term rates on the Fund’s portfolio. The benefits of this strategy are especially evident in a rising rate environment such as the one the Fund experienced in December and March.

Similarly, the Fund’s U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities pay monthly principal and interest, which we then are able to reinvest.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Finally it is worth noting that the Fund paid a total of $0.09157 per share (Class N Shares) in income distributions to shareholders of record during the first half of 2010.

June 30, 2010	William Blair Funds 37

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2010

	Year To Date	Since Inception(a)
Institutional Class	1.66%	1.07%
Merrill Lynch 1-Year U.S. Treasury Note Index	0.51	0.36
(a)	For the period December 1, 2009 (Commencement of Operations to June 30, 2010.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2010. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

38 Semi-Annual Report	June 30, 2010

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—44.8%
Government National Mortgage Association (GNMA)—0.3%
#003438, 4.500%, due 9/20/18	$363	$387

Federal Home Loan Mortgage Corp. (FHLMC)—17.2%
#M80856, 4.500%, due 10/1/10	104	105
#M80898, 4.500%, due 2/1/11	191	196
#M80903, 4.000%, due 3/1/11	369	374
#M80953, 4.000%, due 12/1/11	342	350
#E70847, 5.500%, due 6/1/13	3	4
#G11320, 6.000%, due 4/1/14	761	826
#G11211, 6.000%, due 7/1/16	419	455
#G11187, 5.500%, due 9/1/16	566	614
#E86134, 5.000%, due 11/1/16	308	331
#G11337, 5.500%, due 11/1/17	2,103	2,283
#E96536, 5.000%, due 3/1/18	614	660
#E95355, 5.000%, due 4/1/18	695	747
#E01377, 4.500%, due 5/1/18	707	749
#G11618, 4.500%, due 5/1/18	3,337	3,560
#E01488, 5.000%, due 10/1/18	725	780
#E99895, 5.000%, due 10/1/18	1,483	1,594
#G12093, 4.500%, due 12/1/18	827	882
#B11386, 5.000%, due 12/1/18	324	348
#G11506, 5.500%, due 12/1/18	541	587
#G11567, 5.500%, due 12/1/18	592	643
#E01545, 5.000%, due 1/1/19	410	440
#G11766, 5.000%, due 3/1/19	295	317
#G18001, 4.500%, due 7/1/19	381	406
#G11596, 5.500%, due 8/1/19	300	326
#B16291, 5.000%, due 9/1/19	1,867	2,006
#G18045, 5.000%, due 3/1/20	329	353
#G11892, 4.000%, due 4/1/20	323	340
#G18048, 5.000%, due 4/1/20	234	251
#J08152, 5.000%, due 5/1/20	258	277
#G12827, 5.500%, due 2/1/21	765	830
#G12394, 5.000%, due 5/1/21	433	465
#G12113, 5.500%, due 5/1/21	496	538
#J06402, 5.500%, due 11/1/22	119	128

Total FHLMC Mortgage Obligations		22,765

Federal National Mortgage Association (FNMA)—27.3%
#254956, 4.000%, due 11/1/10	267	268
#255325, 4.500%, due 7/1/11	1,303	1,337
#545898, 5.500%, due 9/1/17	961	1,041
#545899, 5.500%, due 9/1/17	1,102	1,195
#735647, 5.000%, due 12/1/17	2,952	3,175
#254591, 5.500%, due 1/1/18	641	695
#681310, 4.500%, due 2/1/18	668	714
#683100, 5.500%, due 2/1/18	781	851
#675717, 5.000%, due 3/1/18	710	764
#656564, 5.000%, due 4/1/18	3,198	3,440
#555456, 5.500%, due 4/1/18	3,372	3,655
#929388, 4.500%, due 5/1/18	923	964
#704049, 5.500%, due 5/1/18	1,505	1,635
#555622, 4.500%, due 6/1/18	746	796
#656573, 5.000%, due 6/1/18	417	449
#709848, 5.000%, due 6/1/18	393	423
#713807, 4.500%, due 7/1/18	355	379

Issuer	NRSRO Rating	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#711991, 5.000%, due 8/1/18		$370	$398
#740444, 4.500%, due 9/1/18		567	606
#743183, 5.000%, due 10/1/18		154	166
#749596, 5.000%, due 11/1/18		512	550
#255233, 4.000%, due 5/1/19		813	860
#725445, 4.500%, due 5/1/19		915	976
#995234, 5.000%, due 7/1/19		3,335	3,587
#785259, 5.000%, due 8/1/19		630	677
#725953, 5.000%, due 10/1/19		182	196
#745240, 4.500%, due 12/1/19		875	935
#735401, 5.500%, due 3/1/20		547	593
#735646, 4.500%, due 7/1/20		1,098	1,172
#836016, 4.500%, due 9/1/20		1,799	1,916
#881284, 4.500%, due 12/1/21		1,652	1,758

Total FNMA Mortgage Obligations			36,171

Consumer Asset-Backed Securities—41.6%
BMW Vehicle Lease Trust, 2009-1, Tranche A2, 2.040%, 4/15/11	AAA	483	484
Nissan Auto Lease Trust, 2009-A, Tranche A2, 2.010%, 4/15/11	AAA	558	559
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A2, 3.920%, 4/15/11	AAA	80	81
Mercedes-Benz Auto Receivables Trust, 2010-1, Tranche A1, 0.309%, 5/13/11	A-1+	763	762
Volkswagen Auto Lease Trust, 2009-A, Tranche A2, 2.870%, 7/15/11	AAA	364	365
Honda Auto Receivables Owner Trust, 2009-2, Tranche A2, 2.220%, 8/15/11	AAA	61	61
Nissan Auto Lease Trust, 2009-B, Tranche A2, 1.220%, 9/15/11	AAA	1,568	1,568
Ford Credit Auto Owner Trust, 2009-D, Tranche A2, 1.210%, 1/15/12	AAA	1,835	1,837
Honda Auto Receivables Owner Trust, 2008-1, Tranche A3, 4.470%, 1/18/12	AAA	771	779
Honda Auto Receivables Owner Trust, 2010-1, Tranche A2, 0.620%, 2/21/12	AAA	2,375	2,373
USAA Auto Owner Trust, 2009-2, Tranche A2, 0.740%, 3/15/12	AAA	165	165
Ally Auto Receivables Trust, 2010-1, Tranche A2, 0.750%, 4/15/12	AAA	1,000	999
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA	1,550	1,582
CNH Equipment Trust, 2008-A, Tranche A3, 4.120%, 5/15/12	AAA	555	559
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A2, 2.520%, 5/15/12	AAA	45	45
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A2, 0.660%, 5/21/12	AAA	2,000	1,999

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 39

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
USAA Auto Owner Trust, 2010-1, Tranche A2, 0.630%, 6/15/12	AAA	$1,350	$1,349
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	530	551
Chase Issuance Trust, 2009-A6, Tranche A6, 1.200%, 7/16/12, VRN	AAA	1,300	1,300
CNH Equipment Trust, 2008-B, Tranche A3A, 4.780%, 7/16/12	AAA	442	447
CNH Equipment Trust, 2009-C, Tranche A2, 0.950%, 8/15/12	AAA	1,000	1,001
CNH Equipment Trust, 2010-A, Tranche A2, 0.810%, 8/15/12	AAA	1,000	1,000
Chase Issuance Trust, 2007-A15, Tranche A, 4.960%, 9/17/12	AAA	198	200
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	1,500	1,499
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.800%, 10/15/12, VRN	AAA	840	847
Citibank Credit Card Issuance Trust, 2005-A7, Tranche A7, 4.750%, 10/22/12	AAA	200	202
MBNA Credit Card Master Note Trust, 2005-A6, Tranche A6, 4.500%, 1/15/13	AAA	150	151
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	421	432
Bank of America Credit Card Trust, 2008-A1, Tranche A1, 0.930%, 4/15/13, VRN	AAA	320	320
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	600	615
Bank of America Credit Card Trust, 2007-A2, Tranche A2, 0.370%, 6/17/13, VRN	AAA	1,283	1,282
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	1,500	1,524
American Express Issuance Trust, 2007-2, Tranche A, 0.600%, 7/15/13, VRN	AAA	373	373
Capital One Multi-Asset Execution Trust, 2003-A5, Tranche A5, 0.640%, 7/15/13, VRN	AAA	1,000	1,000
American Express Credit Account Master Trust, 2008-1, Tranche A, 0.800%, 8/15/13, VRN	AAA	1,200	1,202
American Express Credit Account Master Trust—144A, 2006-B, Tranche A, 0.390%, 8/15/13, VRN	AAA	1,070	1,070
American Express Issuance Trust, 2005-2, Tranche A, 0.420%, 8/15/13, VRN	AAA	730	727
Discover Card Master Trust I, 2006-1, Tranche A2, 0.400%, 8/16/13, VRN	AAA	354	353

Issuer	NRSRO Rating	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	$1,160	$1,176
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	1,728	1,749
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	865	866
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	A2	2,000	2,225
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	2,007	2,049
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-2A, Tranche A, 5.680%, 2/20/14	Aaa	1,000	1,066
Capital One Multi-Asset Execution Trust, 2006-A7, Tranche A7, 0.380%, 3/17/14, VRN	AAA	1,000	998
Capital One Multi-Asset Execution Trust, 2008-A6, Tranche A6, 1.450%, 3/17/14, VRN	AAA	1,610	1,622
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,839
Chase Issuance Trust, 2007-A9, Tranche A, 0.380%, 6/16/14, VRN	AAA	2,000	1,990
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	150	155
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	550	553
Citibank Credit Card Issuance Trust, 2007-A7, Tranche A7, 0.698%, 8/20/14, VRN	AAA	200	200
American Express Credit Account Master Trust, 2007-5, Tranche A, 0.380%, 12/15/14, VRN	AAA	1,000	995
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.500%, 1/15/15, VRN	AAA	2,000	2,005
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.380%, 3/16/15, VRN	AAA	620	616
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.650%, 9/15/15, VRN	AAA	1,300	1,297
Chase Issuance Trust, 2008-A3, Tranche A, 1.450%, 3/15/16, VRN	AAA	2,000	2,054

Total Consumer Asset-Backed Securities			55,118

Corporate Obligations—11.7%
Teva Pharmaceutical Finance III LLC, 1.500%, due 6/15/12	A-	1,000	1,004
General Electric Capital Corporation, 3.500%, due 8/13/12	AA+	1,000	1,032

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2010

Low Duration Fund

Portfolio of Investments, June 30, 2010 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—11.7%
Johnson & Johnson, 5.150%, due 8/15/12	AAA	$1,900	$2,071
Bank of America Corporation, 5.375%, due 9/11/12	A+	1,000	1,044
ConocoPhillips, 4.750%, due 10/15/12	A1	1,000	1,074
Citigroup, Inc., 5.300%, due 10/17/12	A+	1,000	1,036
Wells Fargo & Co., 5.250%, due 10/23/12	AA-	1,000	1,070
Morgan Stanley, 5.250%, due 11/2/12	A	1,000	1,040
The Walt Disney Co., 4.700%, due 12/1/12	A	1,500	1,627
Hewlett-Packard Co., 4.500%, due 3/1/13	A+	1,000	1,079
American Honda Finance Corp.—144A, 2.375%, due 3/18/13	A+	1,000	1,014
Novartis Capital Corporation, 1.900%, due 4/24/13	Aa2	1,235	1,254
American Express Co., 4.875%, due 7/15/13	A+	1,000	1,068

Total Corporate Obligations			15,413

Total Long-Term Investments—98.1% (cost $129,421)			129,854

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

Issuer	NRSRO Rating	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 6/30/10, due 7/1/10, repurchase price $10,438, collateralized by FHLB, 4.375%, due 9/17/10	AAA	$10,438	$10,438

Total Repurchase Agreement—7.9% (cost $10,438)			10,438

Total Investments—106.0% (cost $139,859)			140,292
Liabilities, plus cash and other assets—(6.0)%			(7,939)

Net assets—100.0%			$132,353

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 41

Statements of Assets and Liabilities

June 30, 2010 (dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,262,392	$285,682	$400,720
Investments in Affiliated Fund, at cost	4,536	953	489

Investments in securities, at value	$1,353,113	$321,143	$441,554
Investments in Affiliated Fund, at amortized cost	4,536	953	489
Foreign currency, at value (cost $8,525, $61, and $287)	8,535	61	283
Receivable for securities sold	21,836	2,216	1,532
Receivable for fund shares sold	—	—	103
Dividend and interest receivable	4,364	927	886

Total assets	1,392,384	325,300	444,847
Liabilities
Payable for investment securities purchased	21,286	2,635	2,554
Payable for fund shares redeemed	181	—	184
Unrealized depreciation on forward foreign currency contracts	103	—	26
Management fee payable	1,091	271	371
Distribution and shareholder administration fee payable	—	—	35
Other payables and accrued expenses	323	77	88

Total liabilities	22,984	2,983	3,258

Net Assets	$1,369,400	$322,317	$441,589

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$117	$36	$43
Capital paid in excess of par value	1,637,346	474,490	554,469
Accumulated net investment income (loss)	8,903	2,406	2,169
Accumulated realized gain (loss)	(367,595)	(190,089)	(155,912)
Net unrealized appreciation (depreciation) of investments and foreign currencies	90,629	35,474	40,820

Net Assets	$1,369,400	$322,317	$441,589

Net Assets	$1,369,400	$322,317
Shares Outstanding	117,331,769	36,091,146
Net Asset Value Per Share	$11.67	$8.93
Institutional Share Class
Net Assets			$198,001
Shares Outstanding			19,208,900
Net Asset Value Per Share			$10.31

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2010

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$21,743	$4,639	$5,104
Dividend income from Affiliated Fund	1	—	—
Less foreign tax withheld	(1,824)	(417)	(269)
Interest	80	5	72

Total income	20,000	4,227	4,907
Expenses
Investment advisory fees	6,609	1,697	2,124
Distribution fees	—	—	20
Shareholder services fees	—	—	184
Custodian fees	181	67	77
Transfer agent fees	14	5	49
Professional fees	34	20	21
Registration fees	23	14	35
Shareholder reporting fees	10	6	23
Trustee fees	22	6	6
Other expenses	22	7	8

Total expenses	6,915	1,822	2,547

Net investment income (loss)	13,085	2,405	2,360
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	100,484	14,577	17,578
Foreign currency transactions	13,167	(314)	113

Total net realized gain (loss)	113,651	14,263	17,691
Change in net unrealized appreciation (depreciation) of:
Investments	(180,780)	(48,394)	(32,179)
Foreign currency translations	(4,574)	(31)	(33)

Total change in net unrealized appreciation (depreciation)	(185,354)	(48,425)	(32,212)

Net increase (decrease) in net assets resulting from operations	$(58,618)	$(31,757)	$(12,161)

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 43

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$13,085	$10,704	$2,405	$3,447	$2,360	$1,001
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	113,651	(117,747)	14,263	(66,506)	17,691	(30,308)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(185,354)	519,807	(48,425)	151,206	(32,212)	174,254

Net increase (decrease) in net assets resulting from operations	(58,618)	412,764	(31,757)	88,147	(12,161)	144,947
Distributions to shareholders from
Net investment income	—	(18,261)	—	(2,719)	—	(778)
Net realized gain	—	—	—	—	—	—

	—	(18,261)	—	(2,719)	—	(778)
Capital stock transactions
Net proceeds from sale of shares	125,976	165,765	24,374	20,848	121,773	139,125
Shares issued in reinvestment of income dividends and capital gain distributions	—	16,959	—	2,587	—	676
Less cost of shares redeemed	(73,806)	(199,645)	(35,571)	(104,043)	(58,874)	(185,107)

Net increase (decrease) in net assets resulting from capital share transactions	52,170	(16,921)	(11,197)	(80,608)	62,899	(45,306)

Increase (decrease) in net assets	(6,448)	377,582	(42,954)	4,820	50,738	98,863
Net assets
Beginning of year	1,375,848	998,266	365,271	360,451	390,851	291,988

End of year	$1,369,400	$1,375,848	$322,317	$365,271	$441,589	$390,851

Undistributed net investment income (loss) at the end of the period	$8,903	$(4,182)	$2,406	$1	$2,169	$(191)

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2010

Statements of Assets and Liabilities

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$841,139	$63,897	$178,407	$139,859
Investments in Affiliated Fund, at cost	66	440	—	—

Investments in securities, at value	$994,291	$73,095	$188,629	$140,292
Investments in Affiliated Fund, at amortized cost	66	440	—	—
Foreign currency, at value (cost $15,312 and $445)	15,340	444	—	—
Receivable for securities sold	7,319	4,977	—	—
Receivable for fund shares sold	139	42	1,073	1,527
Receivable from Advisor	—	8	5	46
Dividend and interest receivable	1,866	231	1,889	422

Total assets	1,019,021	79,237	191,596	142,287
Liabilities
Payable for investment securities purchased	5,170	1,106	2,478	8,470
Payable for fund shares redeemed	108	2,379	372	1,411
Management fee payable	902	88	45	31
Distribution and shareholder administration fee payable	26	1	18	11
Other payables and accrued expenses	334	54	19	11

Total liabilities	6,540	3,628	2,932	9,934

Net Assets	$1,012,481	$75,609	$188,664	$132,353

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$81	$9	$18	$13
Capital paid in excess of par value	1,022,262	76,172	178,222	132,344
Accumulated net investment income (loss)	(4,033)	209	152	(295)
Accumulated realized gain (loss)	(159,015)	(9,981)	50	(142)
Net unrealized appreciation (depreciation) of investments and foreign currencies	153,186	9,200	10,222	433

Net Assets	$1,012,481	$75,609	$188,664	$132,353

Institutional Share Class
Net Assets	$843,769	$65,154	$34,632	$40,410
Shares Outstanding	67,491,564	7,882,721	3,264,719	4,046,766
Net Asset Value Per Share	$12.50	$8.26	$10.61	$9.99

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 45

Statements of Operations

for the Period Ended June 30, 2010 (all amounts in thousands) (unaudited)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Investment income
Dividends	$10,396	$1,344	$—	$—
Less foreign tax withheld	(791)	(140)	—	—
Interest	94	1	4,208	1,143

Total income	9,699	1,205	4,208	1,143
Expenses
Investment advisory fees	5,526	609	246	172
Distribution fees	32	—	3	2
Shareholder services fees	148	7	105	58
Custodian fees	266	59	29	20
Transfer agent fees	69	4	10	7
Professional fees	27	16	15	15
Registration fees	40	25	29	43
Shareholder reporting fees	11	2	2	2
Trustee fees	14	2	2	1
Other expenses	15	4	6	3

Total expenses before waiver	6,148	728	447	323
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(29)	(53)	(34)

Net expenses	6,148	699	394	289

Net investment income (loss)	3,551	506	3,814	854
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	71,759	22,851	1,015	(141)
Foreign currency transactions	(2,200)	(295)	—	—

Total net realized gain (loss)	69,559	22,556	1,015	(141)

Change in net unrealized appreciation (depreciation) of:
Investments	(118,023)	(24,739)	3,709	1,001
Foreign currency translations	(29)	2	—	—

Total change in net unrealized appreciation (depreciation)	(118,052)	(24,737)	3,709	1,001

Net increase (decrease) in net assets resulting from operations	$(44,942)	$(1,675)	$8,538	$1,714

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2010

Statements of Changes in Net Assets

for the Period Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Bond Fund		Low Duration Fund
	2010	2009	2010	2009	2010	2009	2010	2009(a)
Operations
Net investment income (loss)	$3,551	$3,476	$506	$507	$3,814	$6,076	$854	$78
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	69,559	(59,561)	22,556	3,205	1,015	284	(141)	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(118,052)	461,348	(24,737)	51,098	3,709	7,229	1,001	(568)

Net increase (decrease) in net assets resulting from operations	(44,942)	405,263	(1,675)	54,810	8,538	13,589	1,714	(490)
Distributions to shareholders from
Net investment income	—	(11,127)	—	(1,588)	(3,662)	(6,213)	(1,149)	(86)
Net realized gain	—	—	—	—	—	—	—	—

	—	(11,127)	—	(1,588)	(3,662)	(6,213)	(1,149)	(86)
Capital stock transactions
Net proceeds from sale of shares	162,010	422,203	3,502	42,409	60,462	77,912	93,547	97,472
Shares issued in reinvestment of income dividends and capital gain distributions	—	10,336	—	1,466	2,336	4,029	882	37
Less cost of shares redeemed	(142,847)	(174,003)	(41,354)	(28,637)	(26,354)	(16,586)	(57,775)	(1,799)

Net increase (decrease) in net assets resulting from capital share transactions	19,163	258,536	(37,852)	15,238	36,444	65,355	36,654	95,710

Increase (decrease) in net assets	(25,779)	652,672	(39,527)	68,460	41,320	72,731	37,219	95,134
Net assets
Beginning of year	1,038,260	385,588	115,136	46,676	147,344	74,613	95,134	—

End of year	$1,012,481	$1,038,260	$75,609	$115,136	$188,664	$147,344	$132,353	$95,134

Undistributed net investment income (loss) at the end of the period	$(4,033)	$(7,584)	$209	$(297)	$152	$—	$(295)	$—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

June 30, 2010	William Blair Funds 47

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value (formerly known as Value Discovery) Mid Cap Value Global Equity Portfolio Global Growth

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, Bond Portfolio, and the Low Duration Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, Bond Fund and the Low Duration Fund currently exist: N, I and Institutional. Two different classes of shares of the Emerging Leaders Growth Fund currently exist: I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

48 Semi-Annual Report	June 30, 2010

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Portfolio are valued at amortized cost, which approximates market value.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of June 30, 2010, there were securities held in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios requiring fair valuation pursuant to the Fund’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on June 30, 2010. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2010, the Bond and Low Duration Portfolios recognized an increase of interest income and a decrease of net realized loss of $(217) and $(419), respectively (in thousands). This reclassification had no effect on the net asset value of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

June 30, 2010	William Blair Funds 49

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio and Low Duration Portfolio which is declared monthly. At June 30, 2010, dividends from the Low Duration Portfolio are declared and paid monthly. Effective September 16, 2010 dividends from the Low Duration Portfolio will be declared daily and paid monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio and the Low Duration Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes, formally known as FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2009 and December 31, 2008.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2009, remains open and the returns are subject to examination.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as

50 Semi-Annual Report	June 30, 2010

an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2010 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,277,907	$157,715	$78,065	$79,650
Institutional International Equity	294,118	41,675	13,684	27,991
International Small Cap Growth	404,797	54,293	17,061	37,232
Emerging Markets Growth	859,271	155,003	19,883	135,120
Emerging Leaders Growth	65,317	9,680	1,460	8,220
Bond	178,480	10,820	671	10,149
Low Duration	139,859	608	175	433

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2009 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$1,191	$(1,190)	$(1)
Institutional International Equity	(450)	449	1
International Small Cap Growth	(294)	301	(7)
Emerging Markets Growth	741	(741)	—
Emerging Leaders Growth	836	(836)	—
Bond	127	(120)	(7)
Low Duration	8	(1)	(7)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of 2010 distributions will be determined at the end of the fiscal year. The tax character of distributions paid during 2009 and 2008 was as follows (in thousands):

	Distributions Paid in 2009			Distributions Paid in 2008
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$18,261	$—	$18,261	$1,671	$58,039	$59,710
Institutional International Equity	2,719	—	2,719	1,947	4,542	6,489
International Small Cap Growth	778	—	778	—	4,881	4,881
Emerging Markets Growth	11,127	—	11,127	10,054	31,707	41,761
Emerging Leaders Growth	1,588	—	1,588	87	—	87
Bond	6,213	—	6,213	3,517	—	3,517
Low Duration (a)	86	—	86	—	—	—

(a)	For the period from December 1, 2009 (commencement of operations) to December 31, 2009.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$5,359	$(466,326)	$—	$251,522
Institutional International Equity	—	(196,577)	—	76,125
International Small Cap Growth	—	(168,452)	—	67,690

June 30, 2010	William Blair Funds 51

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Emerging Markets Growth	$2,427	$(199,632)	$—	$232,285
Emerging Leaders Growth	130	(29,527)	—	30,500
Bond	—	(875)	—	6,423
Low Duration	—	(1)	—	(568)

As of December 31, 2009, the Portfolios have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Portfolio	2010	2011	2012	2013	2014	2015	2016	2017	Total
Institutional International Growth	$—	$—	$—	$—	$—	$—	$188,201	$278,110	$466,311
Institutional International Equity	—	—	—	—	—	—	83,536	113,087	196,623
International Small Cap Growth	—	—	—	—	—	—	81,949	86,330	168,279
Emerging Markets Growth	—	—	—	—	—	—	84,442	115,253	199,695
Emerging Leaders Growth	—	—	—	—	—	—	21,249	8,278	29,527
Bond	—	—	—	—	—	135	559	174	868
Low Duration	—	—	—	—	—	—	—	1	1

For the period from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2010 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Institutional International Growth	$—	$—	$—
Institutional International Equity	—	41	—
International Small Cap Growth	—	211	—
Emerging Markets Growth	—	—	—
Emerging Leaders Growth	—	—	—
Bond	7	—	—
Low Duration	—	—	—

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker dealers and banks with which a Portfolio enters into repurchase agreements. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

52 Semi-Annual Report	June 30, 2010

(j) Fair Value Measurements

The Portfolios are subject to ASC 820 Fair Value measurement and Disclosures, formally known as SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurements”. In accordance with ASC 820, “Fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund adopted FASB Accounting Standards Update 2010-06 “Fair Value Measurements and Disclosures (ASU 820)” which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a footnote.

At June 30, 2010, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of June 30, 2010, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common stock	$212,267	$59,208	$48,829	$301,497	$20,219
Warrants	—	—	—	43	—
Preferred stock	—	3,124	—	47,239	1,820
Exchange-traded fund	10,334	—	—	—	—
Short-term investments	4,536	953	489	66	440
Level 2—Other significant observable inputs
Common Stock	1,120,915	247,892	384,550	598,477	48,347
Convertible bonds	535	—	545	910	—
Short-term investments	9,062	10,919	7,630	46,125	2,709
Level 3—Significant unobservable inputs
None	—	—	—	—	—

Total investments in securities	$1,357,649	$322,096	$442,043	$994,357	$73,535

Level 1 and Level 2 Transfers
Transfer from Level 1 to Level 2 (a)	3,945	2,009	—	—	3,063
Transfer from Level 2 to Level 1 (b)	—	—	—	—	—
Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$(103)		$(26)

June 30, 2010	William Blair Funds 53

	Bond	Low Duration Bond
Investments in securities
Level 1—Quoted prices
None	$—	$—
Level 2—Other significant observable inputs
U.S. Government and agency bonds	88,268	59,323
Corporate bonds	86,776	15,413
Asset backed bonds	10,588	55,118
Short-term investments	2,878	10,438
Level 3—Significant unobservable inputs
Asset backed bonds	119	—

Total investments in securities	$188,629	$140,292

(a)	Fair valuation estimates were obtained from the Portfolio’s pricing vendor and applied to certain foreign securities at June 30, 2010 but not on December 31, 2009 resulting in a transfer from Level 1 to Level 2.
(b)	Fair valuation estimates were obtained from the Portfolio’s pricing vendor and applied to certain foreign securities at December 31, 2009 but not on June 30, 2010 resulting in a transfer from Level 2 to Level 1.

Level 1 Common Stocks are exchange traded securities with a quoted price. Typically, Level 2 Common Stocks are non-U.S. exchange traded securities with a quoted price that are fair valued by an independent pricing service approved by the Board of Trustees.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2010	Net Purchases/ (Sales)	Transfers to/(from) Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance June 30, 2010

Bond	$—	$—	$119	$—	$—	$119

The fair value estimate for the Level 3 security in the Bond Portfolio was determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for adverse outcome in pending litigation. At June 30, 2010, this security represented 0.06%, of the net assets of the Bond Portfolio.

The First Plus bond held in the Bond Portfolio transferred from level 2 to level 3 during the period due to the lack of significant other observable inputs.

(k) Subsequent Events

On July 27, 2010, the Board of Trustees approved the following change to the William Blair Funds:

Effective September 16, 2010, the Low Duration Portfolio will begin declaring dividends on a daily basis to be paid out monthly.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

54 Semi-Annual Report	June 30, 2010

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond and Low Duration Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an annual basis. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2011, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Effective May 1, 2010 through April 30, 2011	Effective May 1, 2009 through April 30, 2010
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.30%	1.25%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	0.40%	0.40	%(a)

(a)	Effective December 1, 2009 through April 30, 2011.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Emerging Leaders Growth and Low Duration Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2010 is $209 and $48 (in thousands) for the Emerging Leaders Growth and Low Duration Bond Portfolio respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended June 30, 2010, the fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Total Waiver
Emerging Leaders Growth	$28	$1	$29
Bond	52	1	53
Low Duration	34	—	34

(b) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Company waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers if applicable. The fees waived with respect to each Portfolio for the period ended June 30, 2010 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2010 (in thousands):

Portfolio	12/31/2009 Value	Purchases	Sales	Fees Waived	Dividend Income	6/30/2010 Value	Percent of Net Assets
Institutional International Growth	$4,535	$—	$—	$5	$1	$4,536	0.3%
Institutional International Equity	953	—	—	1	—	953	0.3%
International Small Cap Growth	489	—	—	1	—	489	0.1%
Emerging Markets Growth	66	—	—	—	—	66	0.0%
Emerging Leaders Growth	440	—	—	—	—	440	0.6%

June 30, 2010	William Blair Funds 55

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2010, were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$680,962	$(582,426)
Institutional International Equity	128,634	(140,120)
International Small Cap Growth	232,156	(164,521)
Emerging Markets Growth	571,734	(585,505)
Emerging Leaders Growth	82,429	(123,187)
Bond	71,630	(35,163)
Low Duration	106,303	(50,354)

(4) Forward Foreign Currency Contracts

The Portfolios (excluding the Bond and Low Duration Portfolios) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the period ended June 30, 2010, the Institutional International Growth and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with total volume (in thousands) of $680,217 and $89,804, respectively.

The following table presents the value of open forward foreign currency contracts as of June 30, 2010 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$103
International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	26

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2010 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
Institutional International Growth	$16,055
International Small Cap Growth	723

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
Institutional International Growth	$(4,616)
International Small Cap Growth	(26)

The following table presents open forward foreign currency contracts as of June 30, 2010 (values in thousands):

Institutional International Growth
Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(loss)
Japanese Yen	9/15/2010	4,851,260	54,732	$(103)

International Small Cap Growth
Japanese Yen	9/15/2010	1,610,250	18,182	$(26)

56 Semi-Annual Report	June 30, 2010

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the Period Ended June 30, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$125,976	$—	$73,806	$52,170
Institutional International Equity	24,374	—	35,571	(11,197)
International Small Cap Growth	48,484	—	12,370	36,114
Emerging Markets Growth	140,128	—	92,008	48,120
Emerging Leaders Growth	1	—	39,671	(39,670)
Bond	17,436	432	118	17,750
Low Duration	43,669	392	17,211	26,850

	Dollars
	For the Year Ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$165,765	$16,959	$199,645	$(16,921)
Institutional International Equity	20,848	2,587	104,043	(80,608)
International Small Cap Growth	30,712	427	141,722	(110,583)
Emerging Markets Growth	347,835	8,712	138,100	218,447
Emerging Leaders Growth	38,546	1,366	27,894	12,018
Bond	5,199	772	1,064	4,907
Low Duration (a)	13,501	—	—	13,501

	Shares
	For the Period Ended June 30, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	10,565	—	6,000	4,565
Institutional International Equity	2,688	—	3,701	(1,013)
International Small Cap Growth	4,667	—	1,164	3,503
Emerging Markets Growth	11,045	—	7,326	3,719
Emerging Leaders Growth	—	—	4,725	(4,725)
Bond	1,659	41	11	1,689
Low Duration	4,373	39	1,725	2,687

	Shares
	For the Year Ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	16,035	1,423	20,023	(2,565)
Institutional International Equity	2,541	270	14,163	(11,352)
International Small Cap Growth	3,235	41	16,155	(12,879)
Emerging Markets Growth	36,231	690	12,815	24,106
Emerging Leaders Growth	6,962	167	3,666	3,463
Bond	532	77	108	501
Low Duration (a)	1,360	—	—	1,360

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

June 30, 2010	William Blair Funds 57

Financial Highlights

Institutional International Growth Fund

	Institutional Class Shares
	Period Ended June 30,	Years Ended December 31,
	2010
Net asset value, beginning of year	$12.20	$8.66	$19.20	$19.39	$18.11	$16.06
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.10	0.25	0.15	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.64)	3.61	(10.24)	3.30	4.09	3.53

Total from investment operations	(0.53)	3.71	(9.99)	3.45	4.20	3.62
Less distributions from:
Net investment income	—	0.17	—	0.35	0.38	0.15
Net realized gain	—	—	0.55	3.29	2.54	1.42

Total distributions	—	0.17	0.55	3.64	2.92	1.57

Net asset value, end of year	$11.67	$12.20	$8.66	$19.20	$19.39	$18.11

Total Return (%)*	(4.34)	42.83	(51.99)	18.49	23.45	22.76
Ratios to average daily net assets (%):**
Expenses	1.00	1.01	0.98	1.02	1.03	1.05
Net investment income (loss)	1.89	0.95	1.68	0.74	0.54	0.52

	Period Ended June 30,	Years Ended December 31,
	2010				2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,369,400	$1,375,848	$998,266	$2,145,312	$1,875,341	$1,555,414
Portfolio turnover rate (%)*	44	125	86	61	74	74

(a)	Excludes $0.05, $(0.10), $0.06, $0.29, and $0.10 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

58 Semi-Annual Report	June 30, 2010

Financial Highlights

Institutional International Equity Fund

	Institutional Class Shares
	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.84	$7.44	$15.03	$14.27	$12.04	$10.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.09	0.15	0.13	0.07	0.00	^
Net realized and unrealized gain (loss) on investments	(0.98)	2.38	(7.60)	2.42	2.37	1.86

Total from investment operations	(0.91)	2.47	(7.45)	2.55	2.44	1.86
Less distributions from:
Net investment income	—	0.07	—	0.22	0.16	0.02
Net realized gain	—	—	0.14	1.57	0.05	—

Total distributions	—	0.07	0.14	1.79	0.21	0.02

Net asset value, end of year	$8.93	$9.84	$7.44	$15.03	$14.27	$12.04

Total Return (%)*	(9.25)	33.27	(49.57)	18.36	20.22	18.26
Ratios to average daily net assets (%):**
Expenses	1.07	1.09	1.05	1.09	1.10	1.10
Expenses, before waivers and reimbursements	1.07	1.09	1.05	1.06	1.12	1.35
Net investment income (loss)	1.42	1.04	1.26	0.86	0.50	0.31
Net investment income (loss), before waivers and reimbursements	1.42	1.04	1.26	0.89	0.48	0.06

	Period Ended June 30,	Years Ended December 31,
	2010	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$322,317	$365,271	$360,451	$618,179	$598,375	$250,929
Portfolio turnover rate (%)*	39	78	91	66	79	84

(a)	Excludes $0.00, $(0.07), $0.01, $0.23, and $0.27 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 59

Financial Highlights

International Small Cap Growth Fund

	Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$10.53	$6.69	$14.04	$13.43	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.06	0.04	0.03	0.05	(0.01)	0.00	^
Net realized and unrealized gain (loss) on investments	(0.28)	3.83	(7.26)	1.72	2.34	1.16

Total from investment operations	(0.22)	3.87	(7.23)	1.77	2.33	1.16
Less distributions from:
Net investment income	—	0.03	—	0.12	0.01	0.00	^
Net realized gain	—	—	0.12	1.04	0.05	—

Total distributions	—	0.03	0.12	1.16	0.06	0.00	^

Net asset value, end of year	$10.31	$10.53	$6.69	$14.04	$13.43	$11.16

Total Return (%)*	(2.09)	57.84	(51.53)	13.53	20.86	11.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.09	1.13	1.14	1.14	1.25	1.25
Expenses, before waivers and reimbursements	1.09	1.13	1.11	1.14	1.31	2.17
Net investment income (loss), net of waivers and reimbursements	1.21	0.48	0.28	0.32	(0.12)	0.00
Net investment income (loss), before waivers and reimbursements	1.21	0.48	0.32	0.32	(0.18)	0.92

	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$441,589	$390,851	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)*	40	136	78	88	109	127

(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.01, $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

60 Semi-Annual Report	June 30, 2010

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$13.03	$7.56	$22.07	$19.54	$14.20	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.05	0.06	0.17	(0.01)	0.02	0.01
Net realized and unrealized gain (loss) on investments	(0.58)	5.55	(13.74)	7.27	5.44	4.27

Total from investment operations	(0.53)	5.61	(13.57)	7.26	5.46	4.28
Less distributions from:
Net investment income	—	0.14	—	0.19	0.01	—
Net realized gain	—	—	0.94	4.54	0.11	0.08

Total distributions	—	0.14	0.94	4.73	0.12	0.08

Net asset value, end of year	$12.50	$13.03	$7.56	$22.07	$19.54	$14.20

Total Return (%)*	(4.07)	74.33	(61.51)	38.21	38.49	42.82
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.18	1.22	1.22	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.18	1.22	1.20	1.25	1.32	1.61
Net investment income (loss), net of waivers and reimbursements	0.75	0.54	1.08	(0.05)	0.09	0.19
Net investment income (loss), before waivers and reimbursements	0.75	0.54	1.10	(0.05)	0.02	(0.17)

	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,012,481	$1,038,260	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)*	59	113	118	100	113	77

(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.15, $(0.09), $0.21, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 61

Financial Highlights

Emerging Leaders Growth Fund

	Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008(a)
Net asset value, beginning of year	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.21)	3.73	(5.26)

Total from investment operations	(0.17)	3.77	(5.22)
Less distributions from:
Net investment income	—	0.12	0.00 ^
Net realized gain	—	—	—

Total distributions	—	0.12	0.00 ^

Net asset value, end of year	$8.26	$8.43	$4.78

Total Return (%)*	(2.02)	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.30	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	0.96	0.58	0.70
Net investment income (loss), before waivers and reimbursements	0.91	0.47	0.54

	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$75,609	$115,136	$46,676
Portfolio turnover rate (%)*	79	176	151

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $1.29 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2009 and 2008.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

62 Semi-Annual Report	June 30, 2010

Financial Highlights

Bond Fund

	Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.30	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.30	0.58	(0.31)	0.03

Total from investment operations	0.55	1.09	0.19	0.35
Less distributions from:
Net investment income	0.24	0.51	0.47	0.35
Net realized gain	—	—	—	0.00

Total distributions	0.24	0.51	0.47	0.35

Net asset value, end of year	$10.61	$10.30	$9.72	$10.00

Total Return (%)*	5.37	11.47	1.95	3.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.34	0.35	0.35
Expenses, before waivers and reimbursements	0.42	0.43	0.56	0.52
Net investment income (loss), net of waivers and reimbursements	4.82	5.07	5.04	5.09
Net investment income (loss), before waivers and reimbursements	4.75	4.98	4.83	4.92

	Period Ended June 30,	Periods Ended December 31,
	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$188,664	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	17	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2010	William Blair Funds 63

Financial Highlights

Low Duration Bond Fund

	Institutional Class Shares
	Periods Ended
	June 30,	December 31,
	2010	2009(a)
Net asset value, beginning of year	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.08	(0.07)

Total from investment operations	0.16	(0.06)
Less distributions from:
Net investment income	0.10	0.01
Net realized gain	—	—

Total distributions	0.10	0.01

Net asset value, end of year	$9.99	$9.93

Total Return (%)*	1.66	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40
Expenses, before waivers and reimbursements	0.46	0.64
Net investment income (loss), net of waivers and reimbursements	1.60	1.54
Net investment income (loss), before waivers and reimbursements	1.54	1.30

	Periods Ended
	June 30,	December 31,
	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$132,353	$95,134
Portfolio turnover rate (%)*	31	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

64 Semi-Annual Report	June 30, 2010

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	N/A

Richard W. Smirl, 1967	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Principal, William Blair & Company, L.L.C.	19	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior there to, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

June 30, 2010	William Blair Funds 65

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	19	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management

66 Semi-Annual Report	June 30, 2010

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2006	Associate, William Blair & Company, L.L.C.	N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

June 30, 2010	William Blair Funds 67

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

68 Semi-Annual Report	June 30, 2010

Renewal of the Trust’s Management Agreement

On April 27, 2010, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Global Growth Fund, the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund and the William Blair Bond Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 27, 2010 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 26 and 27, 2010, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high-quality people and has been associated with the Funds since their inception. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about the Trust’s officers and each Fund’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in place for certain Funds.

June 30, 2010	William Blair Funds 69

The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and interested Trustees of the Trust. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Funds by an amount equal to the advisory fee and service fee paid by the Ready Reserves Fund on the cash of the Funds invested in the Ready Reserves Fund.

The Board reviewed information on the annualized total returns of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2009, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. The Board noted that the information provided indicated that the Global Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Leaders Growth Fund and the Bond Fund generally performed satisfactorily on the whole relative to its Lipper performance peer universe during the periods reviewed. The Board noted that the information provided indicated that the Institutional International Equity Fund and the Emerging Markets Growth Fund each performed satisfactorily relative to its Lipper performance peer universe during the one-year period, but generally lagged the Lipper performance peer universe on a relative basis over the other periods reviewed. The Trustees requested and reviewed with the Advisor additional information regarding the performance of the Institutional International Equity Fund and the Emerging Markets Growth Fund.

Based on all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. The Board considered that the Advisor had proposed to contractually limit total expenses for the Global Growth Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund and the Bond Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other registered funds and funds for which the Advisor acts as a sub-advisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to sub-advised funds and institutional separate accounts, the Board considered the Advisor’s view that the advisory fees for institutional separate accounts and sub-advisory services are less relevant to the Board’s consideration of the Funds’ advisory fees because both the mix of services provided to the Funds and the additional regulatory responsibilities associated with registered investment companies were greater as compared to the Advisor’s obligations for sub-advised funds and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

In considering the information, the Board noted that the advisory fees for the Global Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund and the Bond Fund were below or within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe. The Board also noted that the advisory fees for the Institutional International Growth Fund and the Institutional International Equity Fund were above the average advisory fees of their Lipper expense peer group and Lipper expense peer universe, but that such advisory fees were within an acceptable range of the average advisory fees of their Lipper expense peer group and Lipper expense peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. With respect to the Institutional International Growth Fund, the Board considered that the Advisor had agreed to introduce additional breakpoints into the Fund’s advisory fee schedule. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of

70 Semi-Annual Report	June 30, 2010

scale as a Fund’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule where applicable (including the additional breakpoints for the Institutional International Growth Fund agreed to by the Advisor), the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2010	William Blair Funds 71

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2009 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	100.00%
Institutional International Equity	1.30%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.00%	69.26%
Emerging Leaders Growth	0.00%	57.56%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2010, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2009.

72 Semi-Annual Report	June 30, 2010

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

June 30, 2010	William Blair Funds 73

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$956.60	$4.85	1.00%
Institutional Class-hypothetical 5% return	1,000.00	1,019.84	5.01	1.00
Institutional International Equity Fund
Class I-actual return	1,000.00	907.50	5.06	1.07
Institutional Class-hypothetical 5% return	1,000.00	1,019.49	5.36	1.07
International Small Cap Growth Fund
Institutional Class-actual return	1,000.00	979.10	5.35	1.09
Institutional Class-hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
Emerging Markets Growth Fund
Institutional Class-actual return	1,000.00	959.30	5.73	1.18
Institutional Class-hypothetical 5% return	1,000.00	1,018.94	5.91	1.18
Emerging Leaders Growth Fund
Institutional Class-actual return	1,000.00	957.10	6.07	1.25
Institutional Class-hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
Bond Fund
Institutional Class-actual return	1,000.00	1,053.70	1.78	0.35
Institutional Class-hypothetical 5% return	1,000.00	1,023.06	1.76	0.35
Low Duration Fund
Institutional Class-actual return	1,000.00	1,016.60	2.00	0.40
Institutional Class-hypothetical 5% return	1,000.00	1,022.81	2.01	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).

74 Semi-Annual Report	June 30, 2010

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl

Senior Vice President, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2010	William Blair Funds 75

INSTITUTIONAL FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund - Institutional Class Shares

Emerging Markets Growth Fund - Institutional Class Shares

Emerging Leaders Growth Fund - Institutional Class Shares

Bond Fund - Institutional Class Shares

Low Duration - Institutional Class Shares

222 West Adams Street

Chicago, IL 60606

800.742.7272   •   www.williamblairfunds.com

© William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 24, 2010

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 24, 2010